UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:

811-22175

ALPS ETF TRUST

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Michael Lawlor, Esq., Secretary

ALPS ETF Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: 877-398-8461

Date of fiscal year end: November 30

Date of reporting period: December 1, 2022 – November 30, 2023

Item 1.	Report to Stockholders.

(a)

# Annual Report

**November 30, 2023**

Alerian MLP ETF (NYSE ARCA: AMLP)

Alerian Energy Infrastructure ETF (NYSE ARCA: ENFR)

**An ALPS Advisors Solution**

SS&C | ALPS ADVISORS

Performance Overview
Alerian MLP ETF	1
Alerian Energy Infrastructure ETF	4
Disclosure of Fund Expenses	7
Report of Independent Registered Public Accounting Firm	8
Financial Statements
Alerian MLP ETF
Schedule of Investments	9
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Alerian Energy Infrastructure ETF
Schedule of Investments	14
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	20
Additional Information	31
Board Considerations Regarding Approval of Investment Advisory Agreement	33
Trustees & Officers	35

alpsfunds.com

Alerian MLP ETF

Performance Overview	November 30, 2023 (Unaudited)

INVESTMENT OBJECTIVE

The Alerian MLP ETF (the “Fund” or “AMLP”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index (the “Underlying Index” or “AMZI”). The shares of the Fund are listed and trade on the NYSE Arca, Inc. (“NYSE”) under the ticker symbol AMLP. The Fund will normally invest at least 90% of its total assets in securities that comprise the Underlying Index.

The Underlying Index is a rules based, modified capitalization weighted, float-adjusted index intended to give investors a means of tracking the overall performance of the United States energy infrastructure Master Limited Partnership (“MLP”) asset class. The Underlying Index is comprised of energy infrastructure MLPs that earn a majority of their cash flow from the transportation, storage, and processing of energy commodities.

PERFORMANCE OVERVIEW

During the twelve-month period from December 1, 2022, to November 30, 2023, the Fund delivered a total return of 19.47% (19.82% NAV). This compares to the Fund’s Underlying Index, which increased 12.72% on a price-return basis and 22.18% on a total-return basis. The difference in performance between the AMZI and AMLP is primarily attributable to the Fund’s operating expenses and the tax impact of the Fund’s C-Corporation structure, including the accrual of approximately $121.6 million in income tax expense during the 12-month period.

During the period, the Fund paid four distributions:

•	$0.7700 per share on February 14, 2023
•	$0.8600 per share on May 16, 2023
•	$0.8300 per share on August 15, 2023
•	$0.8800 per share on November 14, 2023

The growing payouts from the Fund from February to November reflected strong distribution trends for AMZI constituents, with most names increasing their payouts during the year. Notably, there have been nine consecutive quarters without a distribution cut for an AMZI constituent. Comparing the latest distribution announcements for the third calendar quarter of 2023 (paid in the fourth calendar quarter in 2023) with the payouts from the same quarter in 2022, 86.31% of the Underlying Index by weighting grew their distributions and 13.69% maintained their payouts based on weightings through November 30, 2023.

In March 2023, the methodology for the Underlying Index was updated. Specifically, the maximum weight for individual constituents was raised from 10% to 12% to better reflect the market capitalization of constituents. The change was applied during the March quarterly rebalancing. Concurrently, DCP Midstream (DCP) was removed from the Underlying Index ahead of its acquisition by another entity, which reduced turnover resulting from the raised cap.

During the Fund's fiscal year, Magellan Midstream Partners (MMP), Crestwood Equity Partners (CEQP), and Holly Energy Partners (HEP) were also removed from the Underlying Index in relation to their acquisition by another entity.

Energy infrastructure MLPs outperformed both the S&P 500® and the broad energy sector as represented by the Energy Select Sector Index (IXE) during the Fund's fiscal year. Positive distribution trends, supported by ongoing free cash flow generation, enhanced appealing yields and served as tailwinds for the space. Additionally, the announced acquisition of Magellan Midstream Partners (MMP) by ONEOK (OKE) at a 22% premium in May 2023 was supportive for Fund performance. MMP was a large weighting in AMZI, and other constituents traded higher with the transaction news.

The fee-based business models of MLPs helped insulate companies from weaker commodity prices in 2023. Given an uncertain macroeconomic outlook, Alerian believes MLPs’ defensive qualities and generous yields could be supportive into 2024. Fee-based businesses drive stable cash flows, which in Alerian’s opinion should allow MLPs to generate free cash flow regardless of the commodity price environment. Alerian expects excess cash flow to support continued distribution growth and opportunistic buybacks in 2024 and beyond.

1 | November 30, 2023

Alerian MLP ETF

Performance Overview	November 30, 2023 (Unaudited)

Performance (as of November 30, 2023)

	1 Year	5 Year	10 Year	Since Inception^
Alerian MLP ETF – NAV	19.82%	7.57%	1.28%	3.77%
Alerian MLP ETF – Market Price*	19.47%	7.57%	1.27%	3.77%
Alerian MLP Infrastructure Index	22.18%	9.72%	2.04%	6.09%
Alerian MLP Index	23.29%	10.33%	2.29%	5.99%

Total Expense Ratio (per the current prospectus) is 0.85%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679. The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investment. This deferred tax liability is reflected in the daily Net Asset Value (NAV) and as a result the fund's after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked.

NAV is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on August 24, 2010 with an Inception Date, the first day of trading on the NYSE ARCA, of August 25, 2010.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The Alerian MLP Infrastructure Index is comprised of 11 midstream energy Master Limited Partnerships and provides investors with an unbiased benchmark for the infrastructure component of this emerging asset class. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The Alerian MLP Index is recognized as a leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is reported on a total-return basis (AMZX), which assumes reinvestment of any dividends and distributions realized during a given period.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The Alerian MLP ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

2 | November 30, 2023

Alerian MLP ETF

Performance Overview	November 30, 2023 (Unaudited)

Top 10 Holdings* (as of November 30, 2023)

Energy Transfer LP	18.90%
Plains All American Pipeline LP	13.99%
MPLX LP	13.69%
Enterprise Products Partners LP	13.10%
Western Midstream Partners LP	13.09%
EnLink Midstream LLC	7.51%
Cheniere Energy Partners LP	5.64%
Hess Midstream LP	4.96%
NuStar Energy LP	4.95%
Genesis Energy LP	3.09%
Total % of Top 10 Holdings	98.92%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2023)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2023

Alerian Energy Infrastructure ETF

Performance Overview	November 30, 2023 (Unaudited)

INVESTMENT OBJECTIVE

The Alerian Energy Infrastructure ETF (the “Fund” or “ENFR”) seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the “Underlying Index” or “AMEI”). As a secondary objective, the Fund seeks to provide total return through income and capital appreciation. The Shares of the Fund are listed and trade on the NYSE Arca, Inc. (“NYSE”) under the ticker symbol ENFR. The Fund will normally invest at least 90% of its total assets in securities that comprise the Underlying Index.

The Underlying Index is a composite of North American energy infrastructure companies engaged in midstream activities involving energy commodities, including gathering and processing, liquefaction, pipeline transportation, rail terminaling, and storage (also known as “midstream energy businesses”). Midstream energy companies include midstream Master Limited Partnerships ("MLPs") and midstream corporations, either based in the United States or Canada. The Underlying Index has a 25% limit for companies taxed as pass-through entities.

PERFORMANCE OVERVIEW

During the twelve-month period from December 1, 2022, to November 30, 2023, the Fund delivered a total return of 8.48% (8.63% NAV). This compares to the Fund’s Underlying Index, which increased 2.50% on a price-return basis and 9.23% on a total-return basis.

During the period, the Fund paid four quarterly distributions:

•	$0.31493 per share on February 14, 2023
•	$0.30782 per share on May 16, 2023
•	$0.32030 per share on August 15, 2023
•	$0.32156 per share on November 14, 2023

AMEI constituents largely increased their dividends during the fiscal year. It has been nine consecutive quarters since there was a dividend cut from an AMEI constituent. Comparing the latest dividend announcements for the third calendar quarter of 2023 (paid in the fourth calendar quarter of 2023) with the payouts from the same period in 2022, 90.62% of the Underlying Index by weighting grew their dividends and 8.66% maintained their payouts based on weightings through November 30, 2023. Constituents that do not pay a dividend accounted for 0.72% of the Underlying Index.

During the fiscal year, Delek Logistics (DKL) was removed from the Underlying Index during a quarterly rebalancing. Magellan Midstream Partners (MMP), Crestwood Equity Partners (CEQP), and Holly Energy Partners (HEP) were also removed from the Underlying Index in relation to their acquisition by another entity. There were no material changes to the methodology for the Underlying Index during the Fund's fiscal year.

Energy infrastructure outperformed the broad energy sector as represented by the Energy Select Sector Index (IXE) during the Fund's fiscal year as fee-based business models and more generous yields were supportive for AMEI’s performance amid weaker oil and natural gas prices. Energy infrastructure also generally outperformed other income investments that may have been more challenged by rising interest rates, including REITs, utilities, and the corporate bond benchmark. Returns among AMEI constituents were mixed as MLPs generally led and Canadian corporations largely lagged.

Looking ahead, Alerian believes the vast majority of AMEI constituents are well positioned to continue generating free cash flow regardless of the commodity price environment. Alerian expects excess cash flow to support ongoing dividend growth and share repurchases in 2024 and beyond. AMEI constituents continue to opportunistically invest in clean energy solutions, including carbon capture, hydrogen, and renewable fuels. While the macro outlook may be clouded with uncertainty, Alerian believes that energy infrastructure’s fee-based business models and more defensive qualities should help the space through periods of market volatility.

4 | November 30, 2023

Alerian Energy Infrastructure ETF

Performance Overview	November 30, 2023 (Unaudited)

Performance (as of November 30, 2023)

	1 Year	5 Year	10 Year	Since Inception^
Alerian Energy Infrastructure ETF - NAV	8.63%	9.69%	4.11%	4.02%
Alerian Energy Infrastructure ETF - Market Price*	8.48%	9.72%	4.10%	4.02%
Alerian Midstream Energy Select Index	9.23%	10.60%	4.97%	4.89%
Alerian MLP Index	23.29%	10.33%	2.29%	2.36%

Total Expense Ratio (per the current prospectus) is 0.35%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on November 1, 2013.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The Alerian Midstream Energy Select Index is comprised of 25 equity securities of issuers headquartered or incorporated in the United States and Canada that engage in the transportation, storage, and processing of energy commodities. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The Alerian MLP Index is recognized as a leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is reported on a total-return basis (AMZX), which assumes reinvestment of any dividends and distributions realized during a given period.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The Alerian Energy Infrastructure ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

5 | November 30, 2023

Alerian Energy Infrastructure ETF

Performance Overview	November 30, 2023 (Unaudited)

Top 10 Holdings* (as of November 30, 2023)

Enbridge, Inc.	8.99%
Energy Transfer LP	8.62%
Enterprise Products Partners LP	8.10%
ONEOK, Inc.	8.07%
Cheniere Energy, Inc.	5.86%
The Williams Cos., Inc.	5.69%
Targa Resources Corp.	4.87%
Keyera Corp.	4.86%
Pembina Pipeline Corp.	4.84%
TC Energy Corp.	4.84%
Total % of Top 10 Holdings	64.74%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2023)

Comparison of change in value of a $10,000 investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2023

Alerian Exchange Traded Funds

Disclosure of Fund Expenses	November 30, 2023 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the six month period and held through November 30, 2023.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/23	Ending Account Value 11/30/23	Expense Ratio(a)	Expenses Paid During Period 6/1/23 - 11/30/23 (b)
Alerian MLP ETF(c)
Actual	$1,000.00	$1,228.60	0.85%	$4.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	0.85%	$4.31
Alerian Energy Infrastructure ETF
Actual	$1,000.00	$1,172.70	0.35%	$1.91
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	0.35%	$1.78

(a)	Annualized, based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.
(c)	Expenses for Alerian MLP ETF are calculated using the Fund's annualized net expense ratio, which represents the ongoing expenses of the Fund. Current and deferred tax benefit (expense) is not included in the ratio calculation.

7 | November 30, 2023

Alerian Exchange Traded Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders of Alerian MLP ETF and Alerian Energy Infrastructure ETF and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Alerian MLP ETF and Alerian Energy Infrastructure ETF (the “Funds”), each a series of ALPS ETF Trust, as of November 30, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2024

8 | November 30, 2023

Alerian MLP ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (104.28%)
Gathering + Processing (26.66%)
EnLink Midstream LLC(a)	42,966,669	$587,354,365
Hess Midstream LP, Class A	11,918,456	387,826,559
Western Midstream Partners LP(a)	34,352,132	1,024,380,576
Total Gathering + Processing		1,999,561,500

Liquefaction (5.89%)
Cheniere Energy Partners LP	7,149,938	441,437,172

Pipeline Transportation | Natural Gas (33.38%)
Energy Transfer LP	106,447,715	1,478,558,761
Enterprise Products Partners LP	38,261,519	1,024,643,479
Total Pipeline Transportation | Natural Gas		2,503,202,240

Pipeline Transportation | Petroleum (38.35%)
Delek Logistics Partners LP	1,577,055	80,682,134
Genesis Energy LP(a)	19,258,907	241,891,872
MPLX LP	29,386,910	1,071,446,738
NuStar Energy LP(a)	20,352,065	387,503,318
Plains All American Pipeline LP(a)	68,927,828	1,094,573,909
Total Pipeline Transportation | Petroleum		2,876,097,971

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $4,126,266,441)		7,820,298,883

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.05%)
Money Market Fund (0.05%)
State Street Institutional Treasury Plus Money Market Fund - Premier Class	5.31%	4,014,921	4,014,921

TOTAL SHORT TERM INVESTMENTS
(Cost $4,014,921)			4,014,921

TOTAL INVESTMENTS (104.33%)
(Cost $4,130,281,362)			$7,824,313,804
LIABILITIES IN EXCESS OF OTHER ASSETS (-4.33%)			(324,504,558)
NET ASSETS - 100.00%			$7,499,809,246

(a)	Affiliated Company. See Note 8 in Notes to Financial Statement.

See Notes to Financial Statements.

9 | November 30, 2023

Alerian MLP ETF

Statement of Assets and Liabilities	November 30, 2023

ASSETS:
Investments, at value	$4,488,609,764
Investments in affiliates, at value	3,335,704,040
Receivable for investments sold	161,622,270
Receivable for shares sold	16,402,778
Franchise tax receivable	316,704
Total Assets	8,002,655,556

LIABILITIES:
Payable for investments purchased	179,600,417
Income tax payable	64,528,918
Deferred tax liability (Note 2)	253,677,464
Payable to adviser	5,039,511
Total Liabilities	502,846,310
NET ASSETS	$7,499,809,246

NET ASSETS CONSIST OF:
Paid-in capital	$8,309,052,387
Distributable earnings/(accumulated losses)	(809,243,141)
NET ASSETS	$7,499,809,246

INVESTMENTS, AT COST	$2,548,589,686
INVESTMENTS IN AFFILIATES, AT COST	1,581,691,676

PRICING OF SHARES
Net Assets	$7,499,809,246
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	169,807,420
Net Asset Value, offering and redemption price per share	$44.17

See Notes to Financial Statements.

10 | November 30, 2023

Alerian MLP ETF

Statement of Operations	For the Year Ended November 30, 2023

INVESTMENT INCOME:
Distributions from master limited partnerships	$566,931,504
Less return of capital distributions	(553,790,971)
Total Investment Income	13,140,533

EXPENSES:
Investment adviser fee	56,321,212
Total Expenses	56,321,212
NET INVESTMENT LOSS, BEFORE INCOME TAXES	(43,180,679)
Current income tax benefit/(expense)	3,827,390
NET INVESTMENT LOSS	(39,353,289)

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments, before income taxes	(7,937,034)
Net realized gain on affiliated investments, before income taxes	1,071,129,432
Current income tax benefit/(expense)	(94,214,313)
Net realized gain	968,978,085
Net change in unrealized appreciation on investments, before income taxes	639,433,193
Net change in unrealized depreciation on affiliated investments, before income taxes	(286,982,580)
Deferred income tax benefit/(expense)	(31,263,528)
Net change in unrealized appreciation	321,187,085
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,290,165,170
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,250,811,881

See Notes to Financial Statements.

11 | November 30, 2023

Alerian MLP ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022
OPERATIONS:
Net investment loss	$(39,353,289)	$(46,268,407)
Net realized gain	968,978,085	48,112,230
Net change in unrealized appreciation	321,187,085	1,771,005,372
Net increase in net assets resulting from operations	1,250,811,881	1,772,849,195

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(559,281,783)	–
From tax return of capital	–	(491,866,741)
Total distributions	(559,281,783)	(491,866,741)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,459,261,841	2,448,152,574
Cost of shares redeemed	(1,330,182,900)	(2,030,110,111)
Net increase from share transactions	129,078,941	418,042,463

Net increase in net assets	820,609,039	1,699,024,917

NET ASSETS:
Beginning of year	6,679,200,207	4,980,175,290
End of year	$7,499,809,246	$6,679,200,207

OTHER INFORMATION:
SHARE TRANSACTIONS:
Beginning shares	166,932,420	157,457,420
Shares sold	36,325,000	64,300,000
Shares redeemed	(33,450,000)	(54,825,000)
Shares outstanding, end of year	169,807,420	166,932,420

See Notes to Financial Statements.

12 | November 30, 2023

Alerian MLP ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2023 (a)	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020 (a)	For the Year Ended November 30, 2019 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$40.01	$31.63	$25.02	$39.15	$47.75

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.24)	(0.28)	(0.27)	(0.24)	(0.35)
Net realized and unrealized gain/(loss) on investments	7.74	11.59	9.68	(10.73)	(4.35)
Total from investment operations	7.50	11.31	9.41	(10.97)	(4.70)

DISTRIBUTIONS:
Distributions from Income	(3.34)	–	–	–	–
From tax return of capital	–	(2.93)	(2.80)	(3.16)	(3.90)
Total distributions	(3.34)	(2.93)	(2.80)	(3.16)	(3.90)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.16	8.38	6.61	(14.13)	(8.60)
NET ASSET VALUE, END OF PERIOD	$44.17	$40.01	$31.63	$25.02	$39.15
TOTAL RETURN(c)	19.82%	36.31%	37.97%	(28.36)%	(10.79)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$7,499,809	$6,679,200	$4,980,175	$3,880,137	$7,249,005

RATIO TO AVERAGE NET ASSETS:
Expenses (excluding net current and deferred tax expenses/benefits and franchise tax expense)	0.85%	0.85%	0.85%	0.85%	0.85%
Expenses (including current and deferred tax expenses/benefits)(d)	0.79%	0.74%	0.85%	0.85%	0.85%
Expenses (including net current and deferred tax expenses/benefits)(e)	2.67%	5.03%	0.87%	0.90%	0.87%
Net investment loss (excluding deferred tax expenses/benefits and franchise tax expense)	(0.65)%	(0.85)%	(0.85)%	(0.85)%	(0.77)%
Net investment loss (including deferred tax expenses/benefits)(d)	(0.59)%	(0.74)%	(0.85)%	(0.85)%	(0.77)%
PORTFOLIO TURNOVER RATE(f)	40%	26%	20%	23%	34%

(a)	On May 18, 2020, the Alerian MLP ETF underwent a one for five reverse stock split. The capital share activity presented here has been retroactively adjusted to reflect this reverse split.
(b)	Based on average shares outstanding during the period.
(c)	Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Includes amount of current and deferred tax benefit associated with net investment income/(loss).
(e)	Includes amount of current and deferred taxes/benefits for all components of the Statement of Operations.
(f)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

13 | November 30, 2023

Alerian Energy Infrastructure ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
CANADIAN ENERGY INFRASTRUCTURE COMPANIES (25.58%)
Gathering + Processing (4.86%)
Keyera Corp.	255,451	$6,432,633

Pipeline Transportation | Natural Gas (4.84%)
TC Energy Corp.(a)	170,697	6,401,688

Pipeline Transportation | Petroleum (13.83%)
Enbridge, Inc.	340,568	11,891,456
Pembina Pipeline Corp.	191,503	6,405,779
Total Pipeline Transportation | Petroleum		18,297,235

Storage (2.05%)
Gibson Energy, Inc.(a)	179,410	2,707,776

TOTAL CANADIAN ENERGY INFRASTRUCTURE COMPANIES
(Cost $34,984,145)		33,839,332

Security Description	Shares	Value
EXCHANGE TRADED FUND (1.04%)
Exchange Traded Fund (1.04%)
Energy Select Sector SPDR Fund	16,220	1,371,888

TOTAL EXCHANGE TRADED FUND
(Cost $1,372,009)		1,371,888

Security Description	Shares	Value
U.S. ENERGY INFRASTRUCTURE COMPANIES (33.14%)
Gathering + Processing (13.38%)
Kinetik Holdings, Inc.	16,022	582,560
ONEOK, Inc.	155,023	10,673,333
Targa Resources Corp.	71,184	6,438,593
Total Gathering + Processing		17,694,486

Liquefaction (6.57%)
Cheniere Energy, Inc.	42,589	7,757,586
NextDecade Corp.(a)(b)	114,052	569,120
Tellurian, Inc.(a)(b)	610,629	371,873
Total Liquefaction		8,698,579

Pipeline Transportation | Natural Gas (13.19%)
DT Midstream, Inc.	108,448	6,212,986
Equitrans Midstream Corp.	516,335	4,843,222
Kinder Morgan, Inc.	363,949	6,394,584
Total Pipeline Transportation | Natural Gas		17,450,792

TOTAL U.S. ENERGY INFRASTRUCTURE COMPANIES
(Cost $37,577,001)		43,843,857

Security Description	Shares	Value
U.S. ENERGY INFRASTRUCTURE MLPS (23.14%)
Gathering + Processing (5.69%)
Hess Midstream LP, Class A	75,089	$2,443,396
MPLX LP	96,165	3,506,176
Western Midstream Partners LP	52,796	1,574,377
Total Gathering + Processing		7,523,949

Pipeline Transportation | Natural Gas (16.72%)
Energy Transfer LP	820,803	11,400,953
Enterprise Products Partners LP	400,101	10,714,705
Total Pipeline Transportation | Natural Gas		22,115,658

Pipeline Transportation | Petroleum (0.73%)
Genesis Energy LP	29,567	371,361
NuStar Energy LP	31,316	596,257
Total Pipeline Transportation | Petroleum		967,618

TOTAL U.S. ENERGY INFRASTRUCTURE MLPS
(Cost $26,820,584)		30,607,225

Security Description	Shares	Value
U.S. GENERAL PARTNERS (17.12%)
Gathering + Processing (12.30%)
Antero Midstream Corp.	377,592	5,029,525
EnLink Midstream LLC	271,389	3,709,888
The Williams Cos., Inc.	204,542	7,525,100
Total Gathering + Processing		16,264,513

Pipeline Transportation | Petroleum (4.82%)
Plains GP Holdings LP, Class A	394,836	6,380,550
TOTAL U.S. GENERAL PARTNERS
(Cost $16,839,645)		22,645,063

See Notes to Financial Statements.

14 | November 30, 2023

Alerian Energy Infrastructure ETF

Schedule of Investments	November 30, 2023

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.65%)
Money Market Fund (0.02%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $23,088)	5.31%	23,088	$23,088

Investments Purchased with Collateral from Securities Loaned (1.63%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.37%
(Cost $2,154,762)		2,154,762	$2,154,762
TOTAL SHORT TERM INVESTMENTS
(Cost $2,177,850)			2,177,850

TOTAL INVESTMENTS (101.67%)
(Cost $119,771,234)			$134,485,215
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.67%)			(2,211,014)
NET ASSETS - 100.00%			$132,274,201

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $2,518,665.
(b)	Non-income producing security.

See Notes to Financial Statements.

15 | November 30, 2023

Alerian Energy Infrastructure ETF

Statement of Assets and Liabilities	November 30, 2023

ASSETS:
Investments, at value*	$134,485,215
Receivable for investments sold	1,359,137
Receivable for shares sold	1,142,626
Dividends receivable	186,476
Total Assets	137,173,454

LIABILITIES:
Payable for investments purchased	2,708,255
Payable to adviser	36,236
Payable for collateral upon return of securities loaned	2,154,762
Total Liabilities	4,899,253
NET ASSETS	$132,274,201

NET ASSETS CONSIST OF:
Paid-in capital	$119,835,434
Distributable earnings	12,438,767
NET ASSETS	$132,274,201

INVESTMENTS, AT COST	$119,771,234

PRICING OF SHARES
Net Assets	$132,274,201
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	5,700,000
Net Asset Value, offering and redemption price per share	$23.21

*	Includes $2,518,665 of securities on loan.

See Notes to Financial Statements.

16 | November 30, 2023

Alerian Energy Infrastructure ETF

Statement of Operations	For the Year Ended November 30, 2023

INVESTMENT INCOME:
Dividends*	$5,982,955
Securities lending income	18,051
Total Investment Income	6,001,006

EXPENSES:
Investment adviser fees	437,057
Total Expenses	437,057
NET INVESTMENT INCOME	5,563,949

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments(a)	4,010,651
Net realized loss on foreign currency transactions	(5,038)
Net realized gain	4,005,613
Net change in unrealized depreciation on investments	(96,931)
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	3,763
Net change in unrealized depreciation	(93,168)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	3,912,445
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,476,394
* Net of foreign tax withholding.	$316,136

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

17 | November 30, 2023

 Alerian Energy Infrastructure ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022
OPERATIONS:
Net investment income	$5,563,949	$2,947,799
Net realized gain	4,005,613	803,934
Net change in unrealized appreciation/(depreciation)	(93,168)	17,050,272
Net increase in net assets resulting from operations	9,476,394	20,802,005

DISTRIBUTIONS:
From distributable earnings	(1,902,116)	(1,089,790)
From tax return of capital	(5,303,713)	(4,610,796)
Total distributions	(7,205,829)	(5,700,586)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	8,337,471	79,527,083
Cost of shares redeemed	(20,419,761)	(12,029,422)
Net increase/(decrease) from share transactions	(12,082,290)	67,497,661
Net increase/(decrease) in net assets	(9,811,725)	82,599,080

NET ASSETS:
Beginning of year	142,085,926	59,486,846
End of year	$132,274,201	$142,085,926

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	6,275,000	3,200,000
Shares sold	375,000	3,650,000
Shares redeemed	(950,000)	(575,000)
Shares outstanding, end of year	5,700,000	6,275,000

See Notes to Financial Statements.

18 | November 30, 2023

Alerian Energy Infrastructure ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021		For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$22.64	$18.59	$14.51		$19.19	$20.34

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.97	0.61	1.08		0.90	0.88
Net realized and unrealized gain/(loss) on investments	0.86	4.57	4.49		(4.50)	(0.64)
Total from investment operations	1.83	5.18	5.57		(3.60)	0.24

DISTRIBUTIONS:
From net investment income	(0.33)	(0.21)	(0.74)		(0.45)	(0.50)
Tax return of capital	(0.93)	(0.92)	(0.75)		(0.63)	(0.89)
Total distributions	(1.26)	(1.13)	(1.49)		(1.08)	(1.39)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.57	4.05	4.08		(4.68)	(1.15)
NET ASSET VALUE, END OF PERIOD	$23.21	$22.64	$18.59		$14.51	$19.19
TOTAL RETURN(b)	8.63%	28.21%	38.93%		(18.82)%	1.09%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$132,274	$142,086	$59,487		$36,988	$51,809
Ratio of expenses to average net assets	0.35%	0.35%	0.51	%(c)	0.65%	0.65%
Ratio of net investment income to average net assets	4.46%	2.84%	5.84%		5.91%	4.23%
PORTFOLIO TURNOVER RATE(d)	28%	26%	34%		34%	26%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net assets value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Effective July 1, 2021, the Fund's Advisory Fee changed from 0.65% to 0.35%.
(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

19 | November 30, 2023

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2023

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2023, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the Alerian MLP ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index. The investment objective of the Alerian Energy Infrastructure ETF is to seek investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index. The investment advisor uses a “passive management” or indexing investment approach to try to achieve each Fund’s investment objective. Each Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares, at net asset value (“NAV”), in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the

20 | November 30, 2023

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2023

security after the market has closed but before the calculation of the Funds’ NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B.       Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, and Limited Partnerships for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value each Fund’s investments as of November 30, 2023:

Alerian MLP ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Master Limited Partnerships*	$7,820,298,883	$–	$–	$7,820,298,883
Short Term Investments	4,014,921	–	–	4,014,921
Total	$7,824,313,804	$–	$–	$7,824,313,804

21 | November 30, 2023

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2023

Alerian Energy Infrastructure ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Canadian Energy Infrastructure Companies*	$33,839,332	$–	$–	$33,839,332
Exchange Traded Fund	1,371,888	–	–	1,371,888
U.S. Energy Infrastructure Companies*	43,843,857	–	–	43,843,857
U.S. Energy Infrastructure MLPs*	30,607,225	–	–	30,607,225
U.S. General Partners*	22,645,063	–	–	22,645,063
Short Term Investments	2,177,850	–	–	2,177,850
Total	$134,485,215	$–	$–	$134,485,215

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2023.

C. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

D. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

E. Dividends and Distributions to Shareholders

Each Fund intends to declare and make quarterly distributions, or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Alerian Energy Infrastructure ETF, if any, are distributed at least annually. Distributions from net investment income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Distributions received from each Fund’s investments in Master Limited Partnerships (“MLPs”) may be comprised of both income and return of capital. Each Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The Funds each expect a portion of its distributions to shareholders might be comprised of tax deferred return of capital. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Funds when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Funds.

F. Federal Income Taxation and Tax Basis Information

Alerian MLP ETF

The Fund is taxed as a regular C-corporation for federal income tax purposes and as such is obligated to pay federal and state income tax. This treatment differs from most investment companies, which elect to be treated as “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”) in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. The Fund expects that substantially all of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

22 | November 30, 2023

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2023

Since the Fund will be subject to taxation on its taxable income, the NAV of the Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Underlying Index however is calculated without any deductions for taxes. As a result, the Fund's after tax performance could differ significantly from the Underlying Index even if the pretax performance of the Fund and the performance of Underlying Index are closely related.

Cash distributions from MLPs to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of any taxable gain (or decrease the amount of any tax loss) recognized by the Fund on a subsequent sale of the securities. A portion of any gain or loss recognized by the Fund on a sale of an MLP equity security (or by an MLP on a sale of an underlying asset) may be separately computed and treated as ordinary income or loss under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture, or other "unrealized receivables" or "inventory items" under the Code. Any such gain may exceed net taxable gain realized on the sale and will be recognized even if there is a net taxable loss on the sale. The Fund's net capital losses may only be used to offset capital gains and therefore cannot be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a sale of an MLP equity security (or on an MLP's sale of an underlying asset) and would not be able to use the capital loss to offset that gain. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate the deferred tax liability for purposes of financial statement reporting and determining the Fund’s NAV. From time to time, the Adviser will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available and may consider, among other matters, the duration of statutory carryforward periods, shareholder transactions, underlying index constituent changes and market conditions. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund’s income tax expense/(benefit) consists of the following:

Alerian MLP ETF	Year ended November 30, 2023
	Current	Deferred	Total
Federal	$97,635,529	$186,084,970	$283,720,499
State	6,017,270	(322,957)	5,694,313
Valuation Allowance	–	(167,764,361)	(167,764,361)
Total tax expense/(benefit)	$103,652,799	$17,997,652	$121,650,451

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

Alerian MLP ETF	As of November 30, 2023	As of November 30, 2022
Deferred tax assets:
Capital loss carryforward	$524,032,603	$752,720,954
Net operating loss carryforward	24,884,154	14,189,498
Income recognized from MLP investments	1,632,443,967	1,503,943,492
Other deferred tax assets	9,788,597	-
Valuation allowance	(91,895,116)	(259,659,477)
Less Deferred tax liabilities:
Net unrealized gain on investment securities	(2,352,863,780)	(2,246,799,456)
Other deferred tax liabilities	(67,889)	(74,823)
Net Deferred Tax Asset/(Liability)	$(253,677,464)	$(235,679,812)

Due to the activities of the MLPs that the Fund is invested in, the Fund is required to pay franchise tax in certain states. Generally speaking, franchise tax expense is a tax on equity of a corporation, or base minimum fees, imposed by various jurisdictions. The amounts of the tax are estimated throughout the year based upon the Fund's estimate of underlying activities conducted in the states and reconciled to actual amounts paid upon the filing of the tax returns for the states. These taxes are paid as either estimated tax payments, extension payments, or with the tax return filings of the various states.

23 | November 30, 2023

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2023

The capital loss carryforward is available to offset future taxable income. The capital loss can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2025. The Fund has net capital loss carryforwards for federal income tax purposes as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
Federal	11/30/2020	$873,745,966	11/30/2025
Federal	11/30/2021	673,784,686	11/30/2026
Federal	11/30/2022	818,305,025	11/30/2027
Total		$2,365,835,677

The net operating loss carryforward is available to offset future taxable income. The Fund has no net operating loss carryforwards for federal income tax purposes and has state tax net operating loss carryforwards of various amounts per state. The Deferred Tax Assets associated with these state tax net operating losses are as follows:

Alerian MLP ETF	Period-Ended	Amount	Expiration
State	11/30/2012	$348,319	Varies by State
State	11/30/2013	1,709,988	Varies by State
State	11/30/2014	666,282	Varies by State
State	11/30/2015	3,032,279	Varies by State
State	11/30/2016	6,027,665	Varies by State
State	11/30/2017	5,100,371	Varies by State
State	11/30/2018	1,729,340	Varies by State
State	11/30/2019	1,535,401	Varies by State
State	11/30/2020	1,768,627	Varies by State
State	11/30/2021	2,599,259	Varies by State
State	11/30/2022	366,623	Varies by State
Total		$24,884,154

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Currently, any capital losses that may be generated by the Fund are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the Fund in those years.

Based upon the Fund’s assessment, it has determined that it is “more-likely-than-not” that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for a portion of the Fund's capital loss carryforward asset not expected to be utilized. The Fund will continue to assess the need for a valuation allowance in the future. Significant increases in the fair value of its portfolio of investments may change the Fund’s assessment of the recoverability of these assets and may result in the removal of the valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

Total income tax expense/(benefit) (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gain/(losses) on investment before taxes as follows:

Alerian MLP ETF	As of November 30, 2023
Income tax expense at statutory rate	$288,217,090
State income taxes (net of federal benefit)	15,783,317
Permanent differences, net	(19,500,558)
Effect of tax rate change (state level)	4,914,963
Valuation allowance	(167,764,361)
Net income tax expense	$121,650,451

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the year ended November 30, 2023, the Fund had no penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits

24 | November 30, 2023

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2023

should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. Tax periods ended November 30, 2020 through November 30, 2022 remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

A federal excise tax on stock repurchases is expected to apply to the Fund with respect to share redemptions occurring on or after January 1, 2023 in accordance with the provisions of the Inflation Reduction Act of 2022. The excise tax is one percent (1%) of the fair market value of Fund share redemptions less the fair market value of Fund share issuances (in excess of $1 million of fair market value) annually on a taxable year basis. For the year ended November 30, 2023, the Fund had no excise tax accrued.

Alerian Energy Infrastructure ETF

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

No provision for income taxes is included in the accompanying financial statements, as the Alerian Energy Infrastructure ETF intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Alerian Energy Infrastructure ETF evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2023, the Alerian Energy Infrastructure ETF did not have a liability for any unrecognized tax benefits. The Alerian Energy Infrastructure ETF files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. The Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

For the year ended November 30, 2023, permanent book and tax differences resulting primarily from differing treatment of investments in partnerships and redemptions in kind were identified and reclassified among components of the Fund’s net assets as follows:

Fund	Paid-in Capital	Total Distributable Earnings
Alerian Energy Infrastructure ETF	$4,889,074	$(4,889,074)

The tax character of the distributions paid during the fiscal years ended November 30, 2023 and November 30, 2022 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2023
Alerian Energy Infrastructure ETF	$1,902,116	$–	$5,303,713

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2022
Alerian Energy Infrastructure ETF	$1,089,790	$–	$4,610,796

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2023, the following amounts are available as carry forwards to the next tax year:

	Short-Term	Long-Term
Alerian Energy Infrastructure ETF	$–	$1,304,632

During the year ended November 30, 2023, Alerian Energy Infrastructure ETF utilized $1,960,361 in capital loss carryovers.

25 | November 30, 2023

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2023

As of November 30, 2023, the components of distributable earnings on a tax basis were as follows:

Alerian Energy Infrastructure ETF
Accumulated net realized loss on investments	$(1,304,632)
Net unrealized appreciation on investments	13,743,399
Total	$12,438,767

As of November 30, 2023, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Alerian MLP ETF	Alerian Energy Infrastructure ETF
Cost of investments for income tax purposes	$4,571,953,552	$120,740,988
Gross appreciation (excess of value over tax cost)	$3,409,104,063	$20,199,740
Gross depreciation (excess of tax cost over value)	(156,743,811)	(6,455,513)
Net appreciation (depreciation) of foreign currency	–	(828)
Net unrealized appreciation/(depreciation)	$3,252,360,252	$13,743,399

The difference between cost amounts for financial statement purposes is due primarily to the recognition of pass-through income from a Fund’s investments in master limited partnerships and wash sales.

G. Lending of Portfolio Securities

The Alerian Energy Infrastructure ETF has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund's Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund's Statement of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2023:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Alerian Energy Infrastructure ETF	$2,518,665	$2,154,762	$495,836	$2,650,598

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

26 | November 30, 2023

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2023

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2023:

Alerian Energy Infrastructure ETF	Remaining contractual maturity of the agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$2,154,762	$–	$–	$–	$2,154,762
Total Borrowings					2,154,762
Gross amount of recognized liabilities for securities lending (collateral received)					$2,154,762

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below.

Fund	Advisory Fee
Alerian MLP ETF	0.85%	Average net assets up to and including $7 billion
	0.825%	Average net assets greater than $7 billion up to and including $8.5 billion
	0.80%	Average net assets greater than $8.5 billion up to and including $10.5 billion
	0.75%	Average net assets greater than $10.5 billion up to and including $12.5 billion
	0.70%	Average net assets greater than $12.5 billion up to and including $14.5 billion
	0.65%	Average net assets greater than $14.5 billion up to and including $16.5 billion
	0.60%	Average net assets greater than $16.5 billion up to and including $18.5 billion
	0.55%	Average net assets greater than $18.5 billion up to and including $20.5 billion
	0.50%	Average net assets greater than $20.5 billion up to and including $22.5 billion
	0.45%	Average net assets greater than $22.5 billion up to and including $25 billion
	0.40%	Average net assets greater than $25 billion

Fund		Advisory Fee
Alerian Energy Infrastructure ETF	0.35%

Out of the unitary management fees, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Effective July 1, 2023, each Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles. Prior to July 1, 2023, each Trustee received (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board received a quarterly retainer of $5,000, the Chairman of the Audit Committee received a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee received a quarterly retainer of $2,000, each in connection with their respective roles.

27 | November 30, 2023

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2023

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$2,765,863,668	$4,202,206,393
Alerian Energy Infrastructure ETF	34,788,423	35,495,401

For the year ended November 30, 2023, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Alerian MLP ETF	$1,458,409,014	$–
Alerian Energy Infrastructure ETF	8,335,266	19,407,554

For the year ended November 30, 2023, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
Alerian Energy Infrastructure ETF	$4,189,256

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. MASTER LIMITED PARTNERSHIPS

MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include, among other things, natural resource-based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is distributed to both common and subordinated units and generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

6. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

28 | November 30, 2023

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2023

7. RELATED PARTY TRANSACTIONS

The Funds engaged in cross trades between other funds in the Trust during the year ended November 30, 2023 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2023, were as follows:

Fund	Purchase Cost Paid	Sale Proceeds Received	Realized Gain/(Loss) on Sales
Alerian MLP ETF	$3,145,121	$1,755,700	$123,708
Alerian Energy Infrastructure ETF	1,587,454	3,283,758	(79,899)

8. AFFILIATED COMPANIES

As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund.

For the year ended November 30, 2023, the Alerian MLP ETF held shares in the following affiliates, as defined by the Investment Company Act of 1940.

Security Name	Share Balance as of November 30, 2023	Market Value as of November 30, 2022	Purchases	Purchases In-Kind	Sales	Market Value as of November 30, 2023	Dividends*	Change in Unrealized Appreciation/ Depreciation	Realized Gain/(Loss)
Crestwood Equity Partners LP	–	$315,563,335	$138,518,288	$68,015,394	$(78,108,806)	$–	$–	$(124,606,223)	$(2,118,509)
DCP Midstream LP	–	533,370,461	–	43,160,215	(604,598,346)	–	–	(316,653,802)	350,530,033
EnLink Midstream LLC	42,966,669	617,327,942	77,881,666	107,045,782	(226,022,518)	587,354,365	–	(3,781,299)	36,717,424
Genesis Energy LP	19,258,907	172,328,904	36,633,921	37,166,970	(43,131,452)	241,891,872	–	51,912,590	(2,814,588)
Holly Energy Partners LP	–	127,775,101	27,921,495	28,764,113	(194,929,793)	–	–	(54,855,497)	75,318,058
Magellan Midstream Partners LP	–	722,152,632	124,052,505	134,768,103	(1,211,035,933)	–	–	(327,592,008)	604,460,287
NuStar Energy LP	20,352,065	243,096,953	98,317,436	56,004,775	(57,009,846)	387,503,318	–	73,416,662	(304,493)
Plains All American Pipeline LP	68,927,828	733,362,659	247,035,941	172,878,001	(268,172,690)	1,094,573,909	–	264,663,749	10,341,871
Western Midstream Partners LP	34,352,132	692,848,231	280,274,018	161,455,562	(186,107,362)	1,024,380,576	–	150,513,248	(1,000,651)
						$3,335,704,040	$–	$(286,982,580)	$1,071,129,432

*	100% of the income received was estimated as Return of Capital.

9. MARKET RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can negatively impact the securities markets and cause each Fund to lose value. Securities in each Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

29 | November 30, 2023

Alerian Exchange Traded Funds

Notes to Financial Statements	November 30, 2023

10. REGULATORY UPDATE

The SEC adopted rule and form amendments that will change the format and content of the Funds' annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Funds' new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, the Trust is evaluating the impact of these rule and form amendment changes.

11. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

30 | November 30, 2023

Alerian Exchange Traded Funds

Additional Information	November 30, 2023 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of each Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Alerian Energy Infrastructure ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2022:

	Qualified Dividend Income	Dividend Received Deduction
Alerian Energy Infrastructure ETF	100.00%	45.84%

In early 2023, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2022 via Form 1099. The Funds will notify shareholders in early 2024 of amounts paid to them by the Funds, if any, during the calendar year 2023.

LICENSING AGREEMENTS

Alerian (the “Licensor”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) with respect to each of the Alerian MLP ETF and the Alerian Energy Infrastructure ETF, to allow the Adviser’s use of AMZI and AMEI. The following disclosure relates to the Licensor:

Alerian is the designer of the construction and methodology for the underlying index (each an “Underlying Index”) for each of the Alerian MLP ETF and the Alerian Energy Infrastructure ETF (each a “Fund” and collectively, the “Funds”). “Alerian,” “Alerian MLP Infrastructure Index,” “Alerian Energy Infrastructure Index,” “Alerian Index Series” and “AMZI” are service marks or trademarks of Alerian. Alerian acts as brand licensor for each Underlying Index. Alerian is not responsible for the descriptions of either Underlying Index or the Funds that appear herein. Alerian is not affiliated with the Trust, the Adviser or the Distributor.

Neither Fund is issued, sponsored, endorsed, sold or promoted by Alerian (“Licensor”) or its affiliates. Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Alerian MLP Infrastructure Index (“Index”) to track general market performance. Licensor’s only relationship to the Licensee is the licensing of the Index which is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the issuance, administration, marketing or trading of either Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of either Fund or in the determination or calculation of the NAV of the relevant Fund. Alerian MLP Infrastructure Index, Alerian MLP Infrastructure Total Return Index, AMZI and AMZIX are trademarks of GKD Index Partners, LLC and their general use is granted under a license from GKD Index Partners, LLC.

LICENSOR DOES NOT GUARANTEE THE QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ERRORS OR OMISSIONS OF ANY KIND RELATED TO THE INDEX OR DATA. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED TO LICENSEE OR FOR ANY OTHER USE. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR

31 | November 30, 2023

Alerian Exchange Traded Funds

Additional Information	November 30, 2023 (Unaudited)

HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of either Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by either Fund, owners of the Shares of the relevant Fund or any other person or entity from the use of either Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to either Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of either Underlying Index, even if notified of the possibility of such damages.

(Applicable to the Alerian Energy Infrastructure ETF only)

The Underlying Index is the exclusive property of GKD Index Partners LLC d/b/a Alerian, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Underlying Index. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed to S&P Dow Jones Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) have been licensed for use by Alerian.

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices, SPFS, Dow Jones or any of their affiliates (collectively, “S&P Dow Jones Indices Entities”). S&P Dow Jones Indices Entities do not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices Entities only relationship to Alerian with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices Entities and for the providing of calculation and maintenance services related to the Underlying Index. S&P Dow Jones Indices Entities are not responsible for and have not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P Dow Jones Indices Entities have no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices Entities to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES ENTITIES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES ENTITIES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES ENTITIES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY ALERIAN, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES ENTITIES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

32 | November 30, 2023

Alerian Exchange Traded Funds

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2023 (Unaudited)

At its meetings held on June 5, 2023 and June 20, 2023, the Board of Trustees of the Trust (the “Board” or the “Trustees”), where each Trustee is not an "interested person" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Alerian MLP ETF ("AMLP") and Alerian Energy Infrastructure ETF ("ENFR") (each a “Fund” and collectively “the Funds”). In evaluating the renewal of the Investment Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board reviewed information on the performance of each Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable. The Board also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on this review, the Board, including the Independent Trustees, found that the nature and extent of services provided to each Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summaries set forth below, the Board, including the Independent Trustees, concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees, considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees, reviewed and noted the relatively small sizes of the Funds (other than AMLP) and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to such Funds. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Funds, known as fall-out benefits.

With respect to each Fund, the Board, including the Independent Trustees, noted the following:

(i)   AMLP

The gross management fee rate for AMLP is higher than the median of its FUSE expense group. AMLP’s net expense ratio is higher than the median of its FUSE expense group. The Board took into account, among other things, supplemental information provided by the Adviser showing AMLP’s total expenses were in line with the total expenses of peer groups deemed by the Adviser to be more comparable, including peer groups comprised of (i) the master limited partnership (“MLP”) asset class as a whole; and (ii) exchange-traded products focused solely on MLP investments. The Board also considered the brand recognition of AMLP’s index provider and the fees charged by the index provider for licensing its indexes, the additional costs and expenses incurred by AAI in managing and administering AMLP and that AMLP’s investment advisory fee schedule included breakpoints, which have been periodically adjusted for the benefit of AMLP shareholders.

With respect to AAI profitability from AMLP, the Independent Trustees noted that AMLP’s asset levels have not recovered to their historic high and that it has breakpoints in its management fee. The Board considered, among other things, the brand recognition of AMLP’s index provider as well as the trading volumes of the Fund and the narrow trading spreads. The Board considered the breakpoint schedule previously adopted and whether

33 | November 30, 2023

Alerian Exchange Traded Funds

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2023 (Unaudited)

breakpoints would benefit shareholders and appropriately reflect economies of scale achieved by AAI with respect to AMLP should AMLP’s assets increase, noting that AMLP’s assets were still below historical highs, but increasing. Upon discussion, the Board, including the Independent Trustees, determined that the advisory fee rate for AMLP, inclusive of the existing breakpoint schedule, reflects an appropriate sharing of economies of scale.

(ii)   ENFR

The gross management fee rate for ENFR is lower than the median of its FUSE expense group. ENFR’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of ENFR and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to ENFR.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

34 | November 30, 2023

Alerian Exchange Traded Funds

Trustees & Officers	November 30, 2023 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees, each of whom have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”).

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address & Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	38	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund.
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the AXS Green Alpha ETF.	38	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong-Bridge Consulting, 2015- 2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015- present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	24	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

35 | November 30, 2023

Alerian Exchange Traded Funds

Trustees & Officers	November 30, 2023 (Unaudited)

Name, Address & Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	33	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (29 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

36 | November 30, 2023

Alerian Exchange Traded Funds

Trustees & Officers	November 30, 2023 (Unaudited)

OFFICERS:

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc.
Erich Rettinger, 1985	Treasurer	Since September 2023	Mr. Rettinger is Vice President of AAI (since 2021) and serves as Treasurer of Principal Real Estate Income Fund, Liberty All-Star Equity Fund, LibertyAll-Star Growth Fund, Inc., and ALPS Variable Investment Trust. From December 2021 to October 2022 he also served as Treasurer of RiverNorth Opportunities Fund, Inc. Because of his position with AAI, Mr. Rettinger is deemed an affiliate of the Fund as defined under the 1940 Act. From 2013-2021, he served as Vice President and Fund Controller of ALPS Fund Services.
Michael P. Lawlor, 1969	Secretary	Since December 2022	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of Financial Investors Trust and ALPS Variable Investment Trust.
Susan M. Cannon, 1974	Assistant Secretary	Since May 2023	Ms. Cannon joined ALPS in September 2022, and is currently a Senior Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Cannon worked for World Premier Private Partnership, Brown Brothers Harriman & Co.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

37 | November 30, 2023

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

ALPS ADVISORS

# Annual Report

**November 30, 2023**

(NYSE ARCA: RFFC)

**An ALPS Advisors Solution**

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Additional Information	19
Board Considerations Regarding Approval of Investment Advisory Agreement	20
Trustees & Officers	21

alpsfunds.com

ALPS Active Equity Opportunity ETF

Performance Overview	November 30, 2023 (Unaudited)

Investment Objective

ALPS Active Equity Opportunity ETF (the “Fund” or "RFFC") seeks to provide capital appreciation. Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its net assets in a portfolio of equity securities. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

Market Review

Following an end of year 2022 selloff, equities began 2023 with a strong rally in growth and quality stocks before selling off in the third quarter. These losses were fully regained in October and November of 2023 as equities rallied going into year end 2023. The S&P 500® Index ("the S&P") concluded the fiscal year ended November 30, 2023 with a gain of 13.84% from the prior fiscal year. The theme for most of 2023 was a reversal of 2022, as the Growth style outperformed Value. On a sector level, Communication Services, Industrials, Information Technology, and Energy outperformed the S&P. Traditionally defensive sectors such as Utilities, Consumer Staples, and Healthcare underperformed the S&P.

Fund Review

The Fund experienced a Portfolio Manager change on June 1, 2023 with ALPS Advisors, Inc ("ALPS") naming Laton Spahr and Eric Hewitt as co-managers of the Fund. The portfolio will consist mainly of those stocks that have attractive or improving return on invested capital ("ROIC"), which the portfolio managers believe is the primary driver of equity returns. During the fiscal year ended November 30, 2023, the Fund returned 7.81%, underperforming the S&P Composite 1500® Index (“the Index”) by approximately 5%. From an allocation standpoint, contributors included Fund holdings in the Financials, Industrials, and Utilities sectors. Detractors included fund holdings in the Consumer Discretionary, Information Technology, and Healthcare sectors.

Outlook

Moving forward, ALPS anticipates one of two potential scenarios unfolding:

1)	In the event that inflation persists above the Federal Reserve Bank's target and interest rates maintain an elevated status for an extended period, cash-rich companies are poised to consistently outshine their more leveraged counterparts. This reflationary scenario is, in our view, likely to favor high-quality cyclicals, industrials, and large-cap sectors.
2)	If the delayed impacts of tightening lead to a credit cycle and subsequent recession, a defensive quality strategy is expected to outperform.

A shared element in these scenarios is the emphasis on a quality, dividend-centric foundation, irrespective of the sector. ALPS perceives this positioning akin to a call option on growth; if growth remains robust or accelerates, these stocks stand to benefit. However, in the face of downside risks materializing, ALPS believes these stocks could prove defensive in nature.

1 | November 30, 2023

ALPS Active Equity Opportunity ETF

Performance Overview	November 30, 2023 (Unaudited)

Performance (as of November 30, 2023)

	1 Year	3 Year	5 Year	Since Inception^
ALPS Active Equity Opportunity ETF - NAV	7.81%	7.82%	8.14%	9.57%
ALPS Active Equity Opportunity ETF - Market Price*	7.82%	7.78%	8.11%	9.56%
S&P Composite 1500® Index	12.62%	9.53%	12.07%	12.55%

Total Expense Ratio (per the current prospectus, as supplemented June 1, 2023) is 0.48%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 7, 2016. Effective June 1, 2023, RiverFront Investment Group, LLC ceased to serve as the Sub- Adviser to the RiverFront Dynamic US Flex-Cap ETF and ALPS Advisors, Inc. assumed all responsibility for selecting the investments of the Fund. In addition, the Fund changed its name from RiverFront Dynamic US Flex-Cap ETF to ALPS Active Equity Opportunity ETF. Performance figures shown above for periods before June 1, 2023 represent performance of the Fund during the times when the Fund’s investments were selected by RiverFront Investment Group, LLC. Effective June 1, 2023, ALPS Advisors, Inc. agreed to limit expenses to 0.48% of average nets assets. Prior to June 1, 2023, ALPS Advisors, Inc. agreed to limit expenses to 0.52% of average net assets up to $600 million and 0.49% for average net asset of $600 million and over.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

S&P Composite 1500® Index is the Standard & Poor’s broad-based unmanaged capitalization-weighted index comprising 1,500 stocks of Large-cap, Mid-cap, and Small-cap U.S. companies. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The ALPS Active Equity Opportunity ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Active Equity Opportunity ETF.

2 | November 30, 2023

ALPS Active Equity Opportunity ETF

Performance Overview	November 30, 2023 (Unaudited)

Top Ten Holdings^* (as of November 30, 2023)

Microsoft Corp.	5.10%
JPMorgan Chase & Co.	3.41%
Apple, Inc.	3.40%
Alphabet, Inc.	2.95%
NVIDIA Corp.	2.94%
UnitedHealth Group, Inc.	2.92%
ConocoPhillips	2.56%
Amazon.com, Inc.	2.50%
Meta Platforms, Inc.	2.46%
Adobe, Inc.	2.34%
Total % of Top 10 Holdings	30.58%

Sector Allocation* (as of November 30, 2023)

*	% of Total Investments
^	Excludes Money Market Fund.

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2023)

Comparison of Change in Value of $10,000 Investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2023

ALPS Active Equity Opportunity ETF

Disclosure of Fund Expenses	November 30, 2023 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held through November 30, 2023.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by

$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/23	Ending Account Value 11/30/23	Expense Ratio(a)	Expenses Paid During Period 6/1/23 - 11/30/23(b)
ALPS Active Equity Opportunity ETF
Actual	$1,000.00	$1,088.90	0.50%	$2.51
Hypothetical (5% return before expenses)	$1,000.00	$1,022.66	0.50%	$2.43

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4 | November 30, 2023

ALPS Active Equity Opportunity ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of ALPS Active Equity Opportunity ETF (formerly, RiverFront Dynamic US Flex-Cap ETF)

and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS Active Equity Opportunity ETF (formerly, RiverFront Dynamic US Flex-Cap ETF) (the “Fund”), a series of ALPS ETF Trust, as of November 30, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2024

5 | November 30, 2023

ALPS Active Equity Opportunity ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
COMMON STOCKS (96.16%)
Communication Services (7.98%)
Alphabet, Inc., Class A(a)	5,291	$701,216
AT&T, Inc.	14,894	246,794
Meta Platforms, Inc., Class A(a)	1,791	585,926
Walt Disney Co.	3,915	362,881
Total Communication Services		1,896,817

Consumer Discretionary (11.00%)
Amazon.com, Inc.(a)	4,081	596,193
DraftKings, Inc., Class A(a)	2,925	111,852
Lowe's Cos., Inc.	2,028	403,227
Marriott International, Inc., Class A	2,125	430,737
McDonald's Corp.	1,555	438,261
NIKE, Inc., Class B	3,280	361,686
O'Reilly Automotive, Inc.(a)	278	273,102
Total Consumer Discretionary		2,615,058

Consumer Staples (5.78%)
Campbell Soup Co.	3,770	151,479
Costco Wholesale Corp.	829	491,381
Estee Lauder Cos., Inc., Class A	619	79,040
Target Corp.	1,405	188,003
Walmart, Inc.	2,990	465,513
Total Consumer Staples		1,375,416

Energy (6.19%)
Baker Hughes Co.	6,306	212,827
BP PLC, Sponsored ADR	6,747	244,849
ConocoPhillips	5,280	610,210
Enbridge, Inc.(b)	11,600	404,492
Total Energy		1,472,378

Financials (12.09%)
American Express Co.	2,584	441,270
Intercontinental Exchange, Inc.	3,575	406,978
JPMorgan Chase & Co.	5,196	810,992
Mastercard, Inc., Class A	1,277	528,461
UBS Group AG	6,485	183,201
Wells Fargo & Co.	11,280	502,975
Total Financials		2,873,877

Health Care (10.52%)
Boston Scientific Corp.(a)	6,063	338,861
HCA Healthcare, Inc.	1,195	299,324
IQVIA Holdings, Inc.(a)	1,414	302,737
Pfizer, Inc.	5,164	157,347
Thermo Fisher Scientific, Inc.	801	397,104
UnitedHealth Group, Inc.	1,256	694,530
Vertex Pharmaceuticals, Inc.(a)	879	311,878
Total Health Care		2,501,781

Industrials (11.07%)
Caterpillar, Inc.	1,565	392,377
Deere & Co.	1,000	364,410
Lockheed Martin Corp.	937	419,560

Security Description	Shares	Value
Industrials (continued)
Old Dominion Freight Line, Inc.	800	$311,248
Schneider Electric SE, ADR(b)	10,370	381,409
Trane Technologies PLC	1,675	377,562
Waste Management, Inc.	2,250	384,727
Total Industrials		2,631,293

Information Technology (25.80%)
Adobe, Inc.(a)	911	556,630
Apple, Inc.	4,257	808,617
DocuSign, Inc.(a)	3,783	163,047
International Business Machines Corp.	2,010	318,706
Lam Research Corp.	325	232,674
Microsoft Corp.	3,207	1,215,164
Motorola Solutions, Inc.	1,050	339,013
Nice, Ltd., ADR(a)(b)	1,113	211,192
NVIDIA Corp.	1,495	699,212
Synopsys, Inc.(a)	955	518,785
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	4,145	403,350
TE Connectivity, Ltd.	2,430	318,330
Texas Instruments, Inc.	2,301	351,386
Total Information Technology		6,136,106

Materials (3.32%)
Anglo American PLC, ADR	9,895	133,642
Freeport-McMoRan, Inc.	5,105	190,519
Linde PLC	815	337,223
Norsk Hydro ASA, ADR	22,150	128,248
Total Materials		789,632

Real Estate (2.41%)
Equity LifeStyle Properties, Inc.	4,179	297,127
Prologis, Inc.	2,410	276,981
Total Real Estate		574,108

TOTAL COMMON STOCKS
(Cost $20,248,170)		22,866,466

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (4.12%)
Money Market Fund (3.95%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $939,829)	5.31%	939,829	$939,829

6 | November 30, 2023

ALPS Active Equity Opportunity ETF

Schedule of Investments	November 30, 2023

	Shares	Value
Investments Purchased with Collateral from Securities Loaned (0.17%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.37%
(Cost $41,114)	41,114	$41,114

TOTAL SHORT TERM INVESTMENTS
(Cost $980,943)		980,943

TOTAL INVESTMENTS (100.28%)
(Cost $21,229,113)		$23,847,409
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.28%)		(67,553)
NET ASSETS - 100.00%		$23,779,856

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $284,453.

See Notes to Financial Statements.

7 | November 30, 2023

ALPS Active Equity Opportunity ETF

Statement of Assets and Liabilities	November 30, 2023

ASSETS:
Investments, at value(a)	$23,847,409
Receivable for investments sold	120,035
Dividends receivable	40,738
Total Assets	24,008,182

LIABILITIES:
Payable for investments purchased	178,063
Payable to adviser	9,149
Payable for collateral upon return of securities loaned	41,114
Total Liabilities	228,326
NET ASSETS	$23,779,856

NET ASSETS CONSIST OF:
Paid-in capital	$43,708,610
Total distributable earnings/(accumulated losses)	(19,928,754)
NET ASSETS	$23,779,856

INVESTMENTS, AT COST	$21,229,113

PRICING OF SHARES
Net Assets	$23,779,856
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	525,002
Net Asset Value, offering and redemption price per share	$45.29

(a)	Includes $284,453 of securities on loan.

See Notes to Financial Statements.

8 | November 30, 2023

ALPS Active Equity Opportunity ETF

Statement of Operations	For the Year Ended November 30, 2023

INVESTMENT INCOME:
Dividend Income*	$468,080
Securities Lending Income	5,765
Total Investment Income	473,845
EXPENSES:
Investment adviser fees	115,840
Net Expenses	115,840
NET INVESTMENT INCOME	358,005

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments(a)	311,923
Net realized loss on foreign currency transactions	(48)
Total Net realized gain	311,875
Net change in unrealized appreciation on investments	856,217
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	58
Total net change in unrealized appreciation	856,275
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,168,150
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,526,155

*	Net of foreign tax withholding of $3,004.
(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

9 | November 30, 2023

ALPS Active Equity Opportunity ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022
OPERATIONS:
Net investment income	$358,005	$374,530
Net realized gain	311,875	10,867,396
Net change in unrealized appreciation/(depreciation)	856,275	(13,757,793)
Net increase/(decrease) in net assets resulting from operations	1,526,155	(2,515,867)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(350,422)	(438,679)
Dividends to shareholders from tax return of capital	–	(8,648)
Total distributions	(350,422)	(447,327)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,129,999	15,524,015
Cost of shares redeemed	(7,324,460)	(35,496,905)
Net decrease from capital share transactions	(6,194,461)	(19,972,890)
Net decrease in net assets	(5,018,728)	(22,936,084)

NET ASSETS:
Beginning of year	28,798,584	51,734,668
End of year	$23,779,856	$28,798,584

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	675,002	1,125,002
Shares sold	25,000	350,000
Shares redeemed	(175,000)	(800,000)
Shares outstanding, end of period	525,002	675,002

See Notes to Financial Statements.

10 | November 30, 2023

ALPS Active Equity Opportunity ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2023		For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$42.66		$45.99	$37.58	$34.70	$32.79

INCOME FROM OPERATIONS:
Net investment income(a)	0.66		0.48	0.42	0.45	0.48
Net realized and unrealized gain/(loss)	2.62		(3.23)	8.43	2.87 (b)	1.93
Total from investment operations	3.28		(2.75)	8.85	3.32	2.41

DISTRIBUTIONS:
From net investment income	(0.65)		(0.57)	(0.44)	(0.44)	(0.50)
From tax return of capital	–		(0.01)	–	–	–
Total distributions	(0.65)		(0.58)	(0.44)	(0.44)	(0.50)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	2.63		(3.33)	8.41	2.88	1.91
NET ASSET VALUE, END OF PERIOD	$45.29		$42.66	$45.99	$37.58	$34.70
TOTAL RETURN(c)	7.81%		(5.98)%	23.65%	9.75%	7.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$23,780		$28,799	$51,735	$71,400	$126,662

Ratio of expenses to average net assets	0.50	%(e)	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.55%		1.10%	0.97%	1.34%	1.46%
Portfolio turnover rate(d)	129%		113%	5%	99%	98%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized gain on investments per share does not correlate to the aggregate of the net realized and unrealized gain/(loss) in the Statements of Operations for the period(s) presented, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(e)	Effective June 1, 2023, the investment adviser fee changed from 0.52% to 0.48%.

See Notes to Financial Statements.

11 | November 30, 2023

ALPS Active Equity Opportunity ETF

Notes to Financial Statements	November 30, 2023

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2023, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Active Equity Opportunity (formerly, Riverfront Dynamic US Flex-Cap ETF) (the “Fund”).

The investment objective of the ALPS Active Equity Opportunity Fund is to seek to provide capital appreciation. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities and/or cash. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

12 | November 30, 2023

ALPS Active Equity Opportunity ETF

Notes to Financial Statements	November 30, 2023

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2023:

ALPS Active Equity Opportunity ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$22,866,466	$–	$–	$22,866,466
Short Term Investments	980,943	–	–	980,943
Total	$23,847,409	$–	$–	$23,847,409

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2023.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

13 | November 30, 2023

ALPS Active Equity Opportunity ETF

Notes to Financial Statements	November 30, 2023

D. Dividends and Distributions to Shareholders

Dividends from net investment income for the Fund, if any, are declared and paid monthly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2023, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions and prior year tax return true-ups:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
ALPS Active Equity Opportunity ETF	$965,623	$(965,623)

The tax character of the distributions paid during the fiscal years ended November 30, 2023 and November 30, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2023
ALPS Active Equity Opportunity ETF	$350,422	$–	$–

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2022
ALPS Active Equity Opportunity ETF	$438,679	$–	$8,648

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

As of November 30, 2023, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Active Equity Opportunity ETF	$13,634,546	$8,888,635

During the year ended November 30, 2023, the Fund did not utilize any capital loss carryovers.

As of November 30, 2023, the components of distributable earnings/(accumulated losses) on a tax basis for each Fund were as follows:

ALPS Active Equity Opportunity ETF
Accumulated net investment income	$1,838
Accumulated net realized loss on investments	(22,523,181)
Net unrealized appreciation on investments	2,592,589
Total	$(19,928,754)

14 | November 30, 2023

ALPS Active Equity Opportunity ETF

Notes to Financial Statements	November 30, 2023

As of November 30, 2023, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	ALPS Active Equity Opportunity ETF
Gross appreciation (excess of value over tax cost)	$2,973,548
Gross depreciation (excess of tax cost over value)	(380,969)
Net appreciation/(depreciation) of foreign currency	10
Net unrealized appreciation/(depreciation)	2,592,589
Cost of investments for income tax purposes	$21,254,830

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. The Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund’s securities lending agreement and related cash and non-cash collateral received as of November 30, 2023:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Active Equity Opportunity ETF	$284,453	$41,114	$252,981	$294,095

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the

15 | November 30, 2023

ALPS Active Equity Opportunity ETF

Notes to Financial Statements	November 30, 2023

extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2023:

ALPS Active Equity Opportunity	Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$41,114	$–	$–	$–	$41,114
Total Borrowings					41,114
Gross amount of recognized liabilities for securities lending (collateral received)					$41,114

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). RiverFront Investment Group, LLC (the “Sub-Adviser”) served as the Fund’s sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’) until May 31, 2023. Effective June 1, 2023, RiverFront Investment Group, LLC ("RiverFront") ceased to serve as the Sub-Adviser to the Fund and the Adviser assumed all responsibility for selecting the investments of the Fund.

Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. The Advisory fee was reduced at the time of the removal of RiverFront as the Sub-Adviser.

Fund	Advisory Fee
December 1, 2022 to May 31, 2023	0.52%(a)
June 1, 2023 to November 30, 2023	0.48%

(a)	The unitary advisory fee as a percentage of net assets was subject to the following breakpoints: (i) 0.52% for average net assets up to $600 million, (ii) 0.49% for average net assets equal to or greater than $600 million.

Pursuant to the Sub-Advisory Agreement, the Adviser paid the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provided to the Fund. The fee was payable on a monthly basis at the annual rate of 0.35% of the Fund’s average daily net assets until May 31, 2023 when RiverFront ceased to serve as Sub-Adviser to the Fund.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund's expenses and to compensate the Adviser for providing services for the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator for the Fund.

Effective July 1, 2023, each Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles. Prior to July 1, 2023, each Trustee received (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board received a quarterly retainer of $5,000, the Chairman of the Audit Committee received a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee received a quarterly retainer of $2,000, each in connection with their respective roles.

16 | November 30, 2023

ALPS Active Equity Opportunity ETF

Notes to Financial Statements	November 30, 2023

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
ALPS Active Equity Opportunity ETF	$29,636,042	$30,426,790

For the year ended November 30, 2023, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Active Equity Opportunity ETF	$1,080,709	$7,309,116

For the year ended November 30, 2023, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS Active Equity Opportunity ETF	$947,412

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The Fund engaged in cross trades with other funds in the Trust during the year ended November 30, 2023 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2023, were as follows:

Fund	Purchase Cost Paid	Sale Proceeds Received	Realized Gain/(Loss) on Sales
ALPS Active Equity Opportunity ETF	$100,527	$77,187	$(5,713)

7. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

17 | November 30, 2023

ALPS Active Equity Opportunity ETF

Notes to Financial Statements	November 30, 2023

8. REGULATORY UPDATE

The SEC adopted rule and form amendments that will change the format and content of the Fund's annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Fund's new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, the Trust is evaluating the impact of these rule and form amendment changes.

9. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Effective January 1, 2024, dividends from net investment income for the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time.

18 | November 30, 2023

ALPS Active Equity Opportunity ETF

Additional Information	November 30, 2023 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Fund designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2022:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Active Equity Opportunity ETF	100.00%	100.00%

In early 2023, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2022 via Form 1099. The Fund will notify shareholders in early 2024 of amounts paid to them by the Fund, if any, during the calendar year 2023.

19 | November 30, 2023

ALPS Active Equity Opportunity ETF

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2023 (Unaudited)

At its meetings held on June 5, 2023 and June 20, 2023, the Board of Trustees of the Trust (the “Board” or the “Trustees”), where each Trustee is not an "interested person" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Active Equity Opportunity ETF ("RFFC" or the "Fund"). In evaluating the renewal of the Investment Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board reviewed information on the performance of the Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable, and against the appropriate FUSE performance universe. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summary set forth below, the Board, including the Independent Trustees, concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees, considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees, reviewed and noted the relatively small size of the Fund and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to such Fund. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Fund, known as fall-out benefits.

With respect to the Fund, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for RFFC is lower than the median of its FUSE expense group. RFFC’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of RFFC and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to RFFC.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

20 | November 30, 2023

ALPS Active Equity Opportunity ETF

Trustees & Officers	November 30, 2023 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees, each of whom have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”).

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	38	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund.
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the AXS Green Alpha ETF.	38	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong-Bridge Consulting, 2015- 2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015- present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	24	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

21 | November 30, 2023

ALPS Active Equity Opportunity ETF

Trustees & Officers	November 30, 2023 (Unaudited)

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	33	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (29 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

22 | November 30, 2023

ALPS Active Equity Opportunity ETF

Trustees & Officers	November 30, 2023 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc.
Erich Rettinger, 1985	Treasurer	Since September 2023	Mr. Rettinger is Vice President of AAI (since 2021) and serves as Treasurer of Principal Real Estate Income Fund, Liberty All-Star Equity Fund, LibertyAll-Star Growth Fund, Inc., and ALPS Variable Investment Trust. From December 2021 to October 2022 he also served as Treasurer of RiverNorth Opportunities Fund, Inc. Because of his position with AAI, Mr. Rettinger is deemed an affiliate of the Fund as defined under the 1940 Act. From 2013-2021, he served as Vice President and Fund Controller of ALPS Fund Services.
Michael P. Lawlor, 1969	Secretary	Since December 2022	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of Financial Investors Trust and ALPS Variable Investment Trust.
Susan M. Cannon, 1974	Assistant Secretary	Since May 2023	Ms. Cannon joined ALPS in September 2022, and is currently a Senior Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Cannon worked for World Premier Private Partnership, Brown Brothers Harriman & Co.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

23 | November 30, 2023

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

# Annual Report

**November 30, 2023**

ALPS Active REIT ETF (NASDAQ: REIT)

**An ALPS Advisors Solution**

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Additional Information	17
Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreement	18
Trustees & Officers	20

alpsfunds.com

ALPS Active REIT ETF

Performance Overview	November 30, 2023 (Unaudited)

Investment Objective

The ALPS Active REIT ETF (the "Fund") seeks total return through dividends and capital appreciation. The Fund will, under normal circumstances, seek to achieve its investment objective by investing at least 80% of its net assets in publicly traded equity securities of real estate investment trusts (“REITs”).

Performance Overview

For the year ended November 30, 2023, the listed REIT market has been characterized by significant volatility of returns primarily driven by changes in economic data and market views regarding inflation, interest rates, and discount rates. On the heels of a favorable second calendar quarter, renewed anxiety over higher long-term interest rates led to a decline in REIT prices in the third quarter. These concerns were exacerbated by geopolitical activity and conflicts in Eastern Europe and the Middle East and concerns over the potential for government monetary and fiscal policy errors which could further damage capital markets and the economy. More recent economic data resulted in a more favorable view regarding interest rates and inflation expectations causing a quick revaluation of REITs and positive returns of 10.4% for the S&P United States REIT Index in the month of November.

These general economic conditions have persisted throughout the Fund's fiscal year resulting in a choppy market, with the S&P United States REIT Index returning -1.75% for the twelve months ended November 30, 2023. For this same period, the Fund was able to slightly outperform its benchmark, producing returns of -1.54%, net of all fees and expenses.

Although the Fund’s sub-adviser believes REIT valuations have been discounted to attractive levels, capital markets remain jittery and susceptible to macroeconomic shocks and other exogenous events, as well as investor emotions. As of November 30, 2023, listed REITs were trading at an implied cap rate of 7.4% (net operating income/market value of total capitalization) and an average discount to net asset value of 11%. History suggests and the sub-adviser believes that investing at these valuation levels bodes well for future return prospects. Notwithstanding the data and performance during prior cycles, it is possible the markets will remain choppy until there is more clarity on interest rates, inflation rates, the peak and timing of this severe tightening cycle, and the impact on broader economic conditions in the United States.

Notwithstanding the recovery in REIT prices in November 2023, some negative sentiment weighing on REIT valuations and prices continues, including worries about rising interest rates and tightening conditions for real estate financing, deteriorating demand in the office property sector due to work-from-home concerns, and declines in rental rate growth across other sectors. While the cost of debt capital has increased for all real estate owners, the sub-adviser believes that there are very few companies in the public market that are facing real distress. The public REITs in the Fund generally employ low leverage, enjoy little near-term refinancing risk, and have ample liquidity. Net leverage in the Fund is currently less than 30%, with more than 80% of this debt at fixed rates with limited near-term maturities.

The office market remains challenged; however, the sector represents only 6% of the public market and continues to trade at a very large discount to the estimated private market value of their portfolios. As of November 30, 2023, the office property sector was trading at an implied cap rate of 9.0% and an average 29% discount to its net asset value. Most companies in the sector are down approximately 70% from their recent peak valuations. While major challenges remain and some office property owners and operators may not make it through this cycle, the sub-adviser believes there is significant negativity priced into the listed office sector and there is certainly the potential for some of these companies to rebound. The sub-adviser believes the negativity surrounding the office property sector, in many cases, has been unfairly extended to all property types. The sub-adviser believes this is particularly relevant in the public market, which is overweight non-core property types, with a very small office sector weight.

Over the years, the public market has done an excellent job of seeding, growing and cultivating niche real estate businesses into outstanding business models while generating excellent investment returns in the process. Great examples of this have historically included companies in the self-storage, student housing, single family rental and data center property types. This has resulted in the creation of dominant companies in certain sectors where the individual properties are relatively small, operational scale enhances margins, and where size results in a significant cost of capital advantage and improves access to capital. Property fundamentals and the outlook for these sectors are attractive with little of the difficulties and potential distress that is present in the office sector.

For the Fund's last fiscal year, the best performing property sectors included data centers, senior housing and shopping malls. Data centers benefited from stronger than expected leasing demand combined with attractive valuations as a number of short sellers had incorrectly focused on the sector as an opportunity. Regional malls and factory outlet centers are benefiting from better-than-expected leasing accompanied by discounted valuations. The worst performing sectors included office, net leased property, and sunbelt apartments.

Within the residential property sector, the single-family rental subsector has been a big outperformer during the Fund's last fiscal year. It represents a meaningful overweight in the Fund and the 19% discount to net asset value offers an excellent opportunity in a property type where the outlook is favorable. The Fund has been underweight apartment companies with Sunbelt market exposure as there is a significant amount of new supply being delivered in these markets which was not adequately reflected in valuations. Apartment companies with exposure to those markets underperformed and the underweight added value for the Fund.

1 | November 30, 2023

ALPS Active REIT ETF

Performance Overview	November 30, 2023 (Unaudited)

In the healthcare area, senior housing has been recovering nicely while medical office buildings and hospitals have materially lagged. The Fund's overweight to senior housing and underweight to medical office produced excess returns for the Fund. Lastly, the net lease sector has been a meaningful laggard as its sensitivity to interest rates has hurt its relative performance for the year. The underweight in this sector produced relative outperformance for the Fund.

Excess returns from sector and subsector allocations for the year have been partially offset by mixed performance results from stock selection, as a handful of larger positions in the Fund underperformed. These individual securities all fall into the category of “value” names in which the sub-adviser believes valuations are overly discounted and their ultimate recovery should result in outperformance for the Fund. The timing of relative valuation recovery is always difficult to precisely call, but the sub-adviser remains confident in these Fund positions.

The sub-adviser believes publicly traded real estate securities offer attractive total return potential and good portfolio diversification. In addition to the longstanding, traditional benefits of investment in listed REITs, short-term considerations are also favorable for the asset class. With few exceptions, the sub-adviser believes that property fundamentals are stable with strong occupancies and reasonable growth in net operating income. Most sectors should also benefit from a meaningfully lower level of development/new supply caused by the more restrictive financing conditions that exist today. Meanwhile, with the inflation rate coming down, it appears that the Federal Reserve is near the end of its tightening cycle. While the cost of debt capital has increased for all real estate owners, the sub-adviser believes that there are very few companies in the public market that are facing real distress. The public REITs in the portfolio employ low leverage, enjoy little near-term refinancing risk and have ample liquidity.

Fund Performance (as of November 30, 2023)

	1 Year	Since Inception^
ALPS Active REIT ETF - NAV	-1.54%	2.80%
ALPS Active REIT ETF - Market Price*	-1.57%	2.81%
S&P United States REIT Index	-1.75%	2.18%

Total Expense Ratio (per the current prospectus) is 0.68%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on February 25, 2021, with the first day of trading on the exchange of February 26, 2021.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The S&P United States REIT Index defines and measures the investable universe of publicly traded real estate investment trusts domiciled in the United States.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 5,000 shares.

The ALPS Active REIT ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Active REIT ETF.

2 | November 30, 2023

ALPS Active REIT ETF

Performance Overview	November 30, 2023 (Unaudited)

Top Ten Holdings* (as of November 30, 2023)

Simon Property Group, Inc.	7.12%
Equinix, Inc.	6.24%
Digital Realty Trust, Inc.	6.13%
Realty Income Corp.	5.90%
Rexford Industrial Realty, Inc.	5.82%
Public Storage	5.73%
Prologis, Inc.	5.05%
VICI Properties, Inc.	5.01%
Invitation Homes, Inc.	4.79%
AvalonBay Communities, Inc.	4.75%
Total % of Top 10 Holdings	56.54%

Sector Allocation* (as of November 30, 2023)

Specialized REITs	26.82%
Residential REITs	17.91%
Retail REITs	16.75%
Industrial REITs	15.45%
Health Care REITs	10.67%
Office REITs	5.12%
Hotel & Resort REITs	3.95%
Diversified REITs	2.22%
Money Market Fund	1.11%
Total	100.00%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2023)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2023

ALPS Active REIT ETF

Disclosure of Fund Expenses	November 30, 2023 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held through November 30, 2023.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/23	Ending Account Value 11/30/23	Expense Ratio(a)	Expenses Paid During Period 6/1/23 - 11/30/23(b)
ALPS Active REIT ETF
Actual	$1,000.00	$1,033.70	0.68%	$3.47
Hypothetical (5% return before expenses)	$1,000.00	$1,021.66	0.68%	$3.45

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4 | November 30, 2023

ALPS Active REIT ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of ALPS Active REIT ETF and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS Active REIT ETF (the “Fund”), a series of ALPS ETF Trust, as of November 30, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2024

5 | November 30, 2023

ALPS Active REIT ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
COMMON STOCKS (98.86%)
Diversified REITs (2.22%)
Broadstone Net Lease, Inc.	24,945	$399,120

Health Care REITs (10.66%)
Healthpeak Properties, Inc.	46,369	803,111
Sabra Health Care REIT, Inc.	18,167	265,238
Ventas, Inc.	18,615	853,312
Total Health Care REITs		1,921,661

Hotel & Resort REITs (3.95%)
Host Hotels & Resorts, Inc.	23,958	418,547
Park Hotels & Resorts, Inc.	19,728	292,566
Total Hotel & Resort REITs		711,113

Industrial REITs (15.44%)
First Industrial Realty Trust, Inc.	17,493	823,046
Prologis, Inc.	7,916	909,786
Rexford Industrial Realty, Inc.	21,309	1,048,829
Total Industrial REITs		2,781,661

Office REITs (5.12%)
Alexandria Real Estate Equities, Inc.	2,600	284,440
Boston Properties, Inc.	6,196	352,738
Highwoods Properties, Inc.	15,030	284,819
Total Office REITs		921,997

Residential REITs (17.91%)
AvalonBay Communities, Inc.	4,949	855,880
Equity Residential	9,919	563,796
Essex Property Trust, Inc.	2,017	430,549
Invitation Homes, Inc.	25,858	862,623
Sun Communities, Inc.	3,968	513,221
Total Residential REITs		3,226,069

Retail REITs (16.75%)
InvenTrust Properties Corp.	15,441	372,437
Realty Income Corp.	19,686	1,062,257
Retail Opportunity Investments Corp.	23,261	299,369
Simon Property Group, Inc.	10,271	1,282,745
Total Retail REITs		3,016,808

Specialized REITs (26.81%)
Digital Realty Trust, Inc.	7,951	1,103,439
Equinix, Inc.	1,378	1,123,083
Extra Space Storage, Inc.	2,889	376,061

Security Description	Shares	Value
Specialized REITs (continued)
Public Storage	3,989	$1,032,194
SBA Communications Corp.	1,192	294,376
VICI Properties, Inc.	30,162	901,542
Total Specialized REITs		4,830,695

TOTAL COMMON STOCKS
(Cost $18,206,322)		17,809,124

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.11%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	5.31%	200,784	200,784

TOTAL SHORT TERM INVESTMENTS

(Cost $200,784)			200,784

TOTAL INVESTMENTS (99.97%)
(Cost $18,407,106)			$18,009,908
OTHER ASSETS IN EXCESS OF LIABILITIES (0.03%)			4,873
NET ASSETS - 100.00%			$18,014,781

See Notes to Financial Statements.

6 | November 30, 2023

ALPS Active REIT ETF

Statement of Assets and Liabilities	November 30, 2023

ASSETS:
Investments, at value	$18,009,908
Receivable for investments sold	820,422
Dividends receivable	21,366
Total Assets	18,851,696

LIABILITIES:
Payable for investments purchased	827,298
Payable to adviser	9,617
Total Liabilities	836,915
NET ASSETS	$18,014,781

NET ASSETS CONSIST OF:
Paid-in capital	$20,242,921
Total distributable earnings/(accumulated losses)	(2,228,140)
NET ASSETS	$18,014,781

INVESTMENTS, AT COST	$18,407,106

PRICING OF SHARES
Net Assets	$18,014,781
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	750,002
Net Asset Value, offering and redemption price per share	$24.02

See Notes to Financial Statements.

7 | November 30, 2023

ALPS Active REIT ETF

Statement of Operations	For the Year Ended November 30, 2023

INVESTMENT INCOME:
Dividend Income	$665,170
Total Investment Income	665,170

EXPENSES:
Investment adviser and sub-adviser fees	121,455
Total Expenses	121,455
NET INVESTMENT INCOME	543,715

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments(a)	(839,274)
Net change in unrealized appreciation on investments	9,646
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(829,628)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(285,913)

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

8 | November 30, 2023

ALPS Active REIT ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022
OPERATIONS:
Net investment income	$543,715	$386,469
Net realized gain/(loss)	(839,274)	76,312
Net change in unrealized appreciation/(depreciation)	9,646	(2,499,595)
Net decrease in net assets resulting from operations	(285,913)	(2,036,814)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(519,658)	(1,095,528)
Dividends to shareholders from tax return of capital	(65,789)	(83,271)
Total distributions	(585,447)	(1,178,799)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,702,242	4,984,526
Cost of shares redeemed	(856,387)	(7,966,498)
Net increase/(decrease) from capital share transactions	845,855	(2,981,972)
Net decrease in net assets	(25,505)	(6,197,585)

NET ASSETS:
Beginning of year	18,040,286	24,237,871
End of year	$18,014,781	$18,040,286

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	715,002	820,002
Shares sold	70,000	175,000
Shares redeemed	(35,000)	(280,000)
Shares outstanding, end of year	750,002	715,002

See Notes to Financial Statements.

9 | November 30, 2023

ALPS Active REIT ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Period February 25, 2021 (Commencement of Operations) to November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$25.23	$29.56	$24.62

INCOME FROM OPERATIONS:
Net investment income(a)	0.74	0.54	0.37
Net realized and unrealized gain/(loss)	(1.16)	(3.39)	5.01
Total from investment operations	(0.42)	(2.85)	5.38

DISTRIBUTIONS:
From net investment income	(0.70)	(0.53)	(0.38)
From net realized gains	–	(0.83)	(0.06)
From tax return of capital	(0.09)	(0.12)	–
Total distributions	(0.79)	(1.48)	(0.44)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.21)	(4.33)	4.94
NET ASSET VALUE, END OF PERIOD	$24.02	$25.23	$29.56
TOTAL RETURN(b)	(1.54)%	(10.17)%	22.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$18,015	$18,040	$24,238

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.68%	0.68%	0.68	%(c)
Ratio of net investment income to average net assets	3.04%	1.96%	1.69	%(c)
Portfolio turnover rate(d)	68%	120%	92%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

 10 | November 30, 2023

ALPS Active REIT ETF

Notes to Financial Statements	November 30, 2023

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2023, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Active REIT ETF (the “Fund”). The investment objective of the Fund is to seek total return through dividends and capital appreciation. The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the Nasdaq Stock Market LLC (“Nasdaq Exchange”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 5,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

11 | November 30, 2023

ALPS Active REIT ETF

Notes to Financial Statements	November 30, 2023

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2023:

ALPS Active REIT ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$17,809,124	$–	$–	$17,809,124
Short Term Investments	200,784	–	–	200,784
Total	$18,009,908	$–	$–	$18,009,908

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2023.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

12 | November 30, 2023

ALPS Active REIT ETF

Notes to Financial Statements	November 30, 2023

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2023, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions and prior year tax return true-up:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
ALPS Active REIT ETF	$108,170	$(108,170)

The tax character of the distributions paid during the fiscal years ended November 30, 2023 and November 30, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2023
ALPS Active REIT ETF	$519,658	$–	$65,789

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2022
ALPS Active REIT ETF	$1,070,973	$24,555	$83,271

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2023, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Active REIT ETF	$1,096,952	$678,704

As of November 30, 2023, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Fund	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments	Other Accumulated Gains	Net Unrealized Appreciation/(Depreciation) on Investments	Total
ALPS Active REIT ETF	$–	$(1,775,656)	$–	$(452,484)	$(2,228,140)

As of November 30, 2023, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Active REIT ETF
Gross appreciation (excess of value over tax cost)	$990,490
Gross depreciation (excess of tax cost over value)	(1,442,974)
Net unrealized appreciation/(depreciation)	$(452,484)
Cost of investments for income tax purposes	$18,462,392

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

F. Real Estate Investment Trusts (“REITs”)

As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

13 | November 30, 2023

ALPS Active REIT ETF

Notes to Financial Statements	November 30, 2023

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund's investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund's investments in REITs, the Fund may also make distributions in excess of the Fund's earnings and capital gains. Distributions, if any, in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder.

G. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

H. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations. During the year ended November 30, 2023, the Fund did not have any securities on loan.

14 | November 30, 2023

ALPS Active REIT ETF

Notes to Financial Statements	November 30, 2023

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.68% of the Fund’s average daily net assets.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

GSI Capital Advisors LLC (the “Sub-Adviser”) serves as the Fund's sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of 0.35% of the Fund's average daily net assets.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Effective July 1, 2023, each Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles. Prior to July 1, 2023, each Trustee received (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board received a quarterly retainer of $5,000, the Chairman of the Audit Committee received a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee received a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Active REIT ETF	$12,213,069	$12,002,451

For the year ended November 30, 2023, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Active REIT ETF	$1,666,279	$833,592

For the year ended November 30, 2023, the ALPS Active REIT ETF had in-kind net realized gain of $68,420.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 5,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

15 | November 30, 2023

ALPS Active REIT ETF

Notes to Financial Statements	November 30, 2023

6. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

7. REGULATORY UPDATE

The U.S. Securities and Exchange Commission ("SEC") adopted rule and form amendments that will change the format and content of the Fund's annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Fund's new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, the Trust is evaluating the impact of these rule and form amendment changes.

8. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

16 | November 30, 2023

ALPS Active REIT ETF

Additional Information	November 30, 2023 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The ALPS Active REIT ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2022:

	Qualified Dividend Income	Dividend Received Deduction	199A
ALPS Active REIT ETF	0.00%	0.00%	99.21%

In early 2023, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2022 via Form 1099. The Fund will notify shareholders in early 2024 of amounts paid to them by the Fund, if any, during the calendar year 2023.

17 | November 30, 2023

ALPS Active REIT ETF

Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreement	November 30, 2023 (Unaudited)

At its meetings held on June 5, 2023 and June 20, 2023, the Board of Trustees of the Trust (the “Board” or the “Trustees”), where each Trustee is not an “interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Active REIT ETF ("REIT" or the "Fund") and the Investment Sub-Advisory Agreement between AAI and GSI Capital Advisors LLC (the “Sub-Adviser” or “GSI”) with respect to REIT (the “GSI Sub-Advisory Agreement”). In evaluating the renewal of the Investment Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board reviewed information on the performance of the Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable, and against the appropriate FUSE performance universe. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summary set forth below, the Board, including the Independent Trustees, concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees, considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees, reviewed and noted the relatively small size of the Fund and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to such Fund. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Fund, known as fall-out benefits.

With respect to the Fund, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for REIT is higher than the median of its FUSE expense group. REIT’s net expense ratio is higher than the median of its FUSE expense group.

The Board took into account, among other things, supplemental information provided by the Adviser showing REIT’s total expenses were in line with the total expenses of peer groups deemed by the Adviser to be more comparable, including peer groups comprised of a broad group of funds that invest in the real estate investment trust asset class, including comparable ETFs and mutual funds. The Board also considered the comparatively strong performance of the Fund relative to peers over the 1-year period and the Adviser’s assertion that, given the Fund’s current assets, any economies of scale were not yet a material benefit as REIT seeks further growth.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of REIT and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to REIT.

18 | November 30, 2023

ALPS Active REIT ETF

Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreement	November 30, 2023 (Unaudited)

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

GSI Sub-Advisory Agreement

The Board, including the Independent Trustees, discussed the GSI Sub-Advisory Agreement.

In evaluating the GSI Sub-Advisory Agreement, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services provided by GSI with respect to REIT under the GSI Sub-Advisory Agreement; (ii) the advisory fees and other expenses paid by REIT compared to those of similar funds managed by other investment advisers; (iii) the profitability to GSI of its sub-advisory relationship with REIT and the reasonableness of compensation to GSI; (iv) the extent to which economies of scale would be realized if, and as, REIT’s assets increase, and whether the fee level in the GSI Sub-Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by GSI under the GSI Sub-Advisory Agreement, the Board, including the Independent Trustees, considered and reviewed information concerning the services provided under the GSI Sub-Advisory Agreement, REIT’s performance, financial information regarding GSI, information describing GSI’s current organization and the background and experience of the persons responsible for the day-to-day management of REIT. Based upon their review, the Board, including the Independent Trustees, concluded that GSI was qualified to oversee the portfolio management of REIT and that the services provided by GSI to REIT are satisfactory. The Board, including the Independent Trustees, considered that the contractual sub-advisory fee to be paid to GSI with respect to REIT was 0.35% of REIT’s average daily net assets out of a total management fee of 0.68% of REIT’s average daily net assets.

In reviewing REIT’s profitability with respect to GSI, the Board, including the Independent Trustees, considered the costs and resources required to manage REIT.

The Board, including the Independent Trustees, also considered any other benefits that have been and may be realized by GSI from its relationship with REIT, known as fall-out benefits.

The Board, including the Independent Trustees, considered the extent to which economies of scale may be realized if REIT’s assets continue to grow in size and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. The Board, including the Independent Trustees, noted that REIT launched in February 2021 and had not yet achieved economies of scale in terms of assets. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved with respect to REIT.

In voting to approve the GSI Sub-Advisory Agreement, the Board, including the Independent Trustees, concluded that the terms of the GSI Sub- Advisory Agreement are reasonable and fair in light of the services performed, expenses incurred and such other matters as the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

19 | November 30, 2023

ALPS Active REIT ETF

Trustees & Officers	November 30, 2023 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees, each of whom have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”).

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	38	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund.
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the AXS Green Alpha ETF.	38	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong-Bridge Consulting, 2015- 2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015- present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	24	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

20 | November 30, 2023

ALPS Active REIT ETF

Trustees & Officers	November 30, 2023 (Unaudited)

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	33	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (29 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

21 | November 30, 2023

ALPS Active REIT ETF

Trustees & Officers	November 30, 2023 (Unaudited)

OFFICERS:
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc.
Erich Rettinger, 1985	Treasurer	Since September 2023	Mr. Rettinger is Vice President of AAI (since 2021) and serves as Treasurer of Principal Real Estate Income Fund, Liberty All-Star Equity Fund, LibertyAll-Star Growth Fund, Inc., and ALPS Variable Investment Trust. From December 2021 to October 2022 he also served as Treasurer of RiverNorth Opportunities Fund, Inc. Because of his position with AAI, Mr. Rettinger is deemed an affiliate of the Fund as defined under the 1940 Act. From 2013-2021, he served as Vice President and Fund Controller of ALPS Fund Services.
Michael P. Lawlor, 1969	Secretary	Since December 2022	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of Financial Investors Trust and ALPS Variable Investment Trust.
Susan M. Cannon, 1974	Assistant Secretary	Since May 2023	Ms. Cannon joined ALPS in September 2022, and is currently a Senior Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Cannon worked for World Premier Private Partnership, Brown Brothers Harriman & Co.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

22 | November 30, 2023

Intentionally Left Blank

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

# Annual Report

**November 30, 2023**

ALPS Equal Sector Weight ETF (NYSE ARCA: EQL)

**An ALPS Advisors Solution**

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Additional Information	17
Board Considerations Regarding Approval of Investment Advisory Agreement	18
Trustees & Officers	19

alpsfunds.com

ALPS Equal Sector Weight ETF

Performance Overview	November 30, 2023 (Unaudited)

Investment Objective

The ALPS Equal Sector Weight ETF (the “Fund”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE Select Sector Equal Weight IndexSM (the “Underlying Index”).

The Underlying Index is an index of exchange-traded funds ("ETFs”) comprised of all active Select Sector SPDR® ETFs in an equal-weighted portfolio. These are the Communication Services Select Sector SPDR® Fund, Consumer Discretionary Select Sector SPDR® Fund, Consumer Staples Select Sector SPDR® Fund, Materials Select Sector SPDR® Fund, Energy Select Sector SPDR® Fund, Technology Select Sector SPDR® Fund, Utilities Select Sector SPDR® Fund, Financial Select Sector SPDR® Fund, Industrial Select Sector SPDR® Fund, Health Care Select Sector SPDR® Fund and Real Estate Select Sector SPDR® Fund (each, an “Underlying Sector ETF” and collectively, the “Underlying Sector ETFs”). In order to track the Underlying Index, the Fund will use a “fund of funds” approach, and seek to achieve its investment objective by investing at least 90% of its total assets in the shares of the Underlying Sector ETFs.

The Underlying Index is designed to track performance of the equally weighted Underlying Sector ETFs. Accordingly, the Underlying Index is rebalanced to an equal weighting quarterly during the months of March, June, September, and December.

Each Underlying Sector ETF is an index fund that invests in the equity securities of companies in a particular sector or group of industries. The objective of each Underlying Sector ETF is to track its respective underlying sector index by replicating the securities in the underlying sector index. Together, the Underlying Sector ETFs represent the Underlying Index as a whole.

Performance Overview

The Fund, for the Fund's fiscal year ended November 30, 2023, generated a total return of 6.43%, generally in-line with the Fund’s Underlying Index, net of fees, which returned 6.55% for the same period. The Fund underperformed the S&P 500® Index (the “S&P 500”), which returned 13.84% for the same period.

The S&P 500 returned 13.84% for the Fund's fiscal year ended November 30, 2023, as fiscal year 2023 saw markets rebound from 2022 lows. The Federal Reserve Bank (FED) continued its path of quantitative tightening in 2023 to combat inflation, reaching its target of peak rates with expectations of rate cuts into 2024 as Consumer Price Index (CPI), energy prices and yields trended towards more acceptable levels. US markets rallied substantially off the secondary effects of the FED’s actions, which ALPS Advisors believes will lead to better odds of a soft landing, with expectations of rate cuts driving growth and equity multiples higher into the next year. Main macroeconomic talking points throughout 2023 centered on the path of future interest rates driven by monetary policy, and inflation trending towards the FED's 2% inflation target. Inflation significantly declined throughout 2023, with November 2023 numbers showing year-over-year CPI around 3.1%. Despite persistent recession calls, ALPS Advisors believes a gradual reduction in interest rates is likely to lead to an earnings recovery in the US, easing financial conditions for both US and global equities. With the recent recovery in sentiment and price for US markets, the S&P 500 Index Price-to-Earnings (P/E) ratio of 22.2x is slightly above its 10-year average of 20.6x. Looking forward, ALPS Advisors believes markets will be data-dependent on job growth, CPI, spending and manufacturing data to justify the recent recovery in valuations.

The best performing fund holdings for the period ended November 30, 2023 were the Technology Select Sector SPDR® (XLK), which saw a gain of 37.46%, the Communication Services Select Sector SPDR® (XLC), which increased 36.72% and the Consumer Discretionary Sector SPDR® (XLY), rising 16.58%. The worst performing fund holdings for the period were the Utilities Select Sector SPDR® (XLU) which lost 9.31% and the Consumer Staples Select Sector SPDR® (XLP) which fell 6.07%.

Looking forward, ALPS Advisors believes the Fund’s strategy of holding each of the eleven sectors in the S&P 500 via the Underlying Sector ETFs can result in a diversified core holding and potential for market participation in all economic cycles through equal sector weighting.

1 | November 30, 2023

ALPS Equal Sector Weight ETF

Performance Overview	November 30, 2023 (Unaudited)

Performance (as of November 30, 2023)

	1 Year	5 Year	10 Year	Since Inception^
ALPS Equal Sector Weight ETF - NAV	6.43%	10.85%	10.10%	12.81%
ALPS Equal Sector Weight ETF - Market Price*	6.38%	10.88%	10.10%	12.83%
NYSE® Equal Sector Weight Index™	6.55%	11.02%	10.29%	13.07%
S&P 500® Index	13.84%	12.51%	11.82%	14.17%

Total Expense Ratio (per the current Prospectus) is 0.47%. Net Expense Ratio (per the current Prospectus) is 0.26%. Net expense ratio reflects the reimbursement of distribution fees for underlying sector ETFs. In addition, the Adviser has contractually agreed, through March 31, 2024, to reduce its advisory fee by 0.19%. This fee waiver may only be terminated by the Fund’s Board of Trustees (and not by the Adviser) prior to such date. Please see the prospectus for additional information.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on July 6, 2009 with an Inception Date, the first day of trading on the Exchange, of July 7, 2009.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The NYSE® Equal Sector Weight Index™ consists of a strategy that holds all active Select Sector SPDR® ETFs in an equal-weighted portfolio. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

S&P 500® Index: the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. The indexes are reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Equal Sector Weight ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

2 | November 30, 2023

ALPS Equal Sector Weight ETF

Performance Overview	November 30, 2023 (Unaudited)

The following table shows the sector weights of both the Fund and the S&P 500® Index as of November 30, 2023:

Sector Weighting Comparison (as of November 30, 2023)

	EQL*	S&P 500®	+/-
Technology	9.93%	29.19%	-19.26%
Communication Services	9.36%	8.60%	0.76%
Financials	9.33%	12.93%	-3.60%
Industrials	9.23%	8.27%	0.96%
Real Estate	9.16%	2.43%	6.73%
Materials	9.13%	2.43%	6.70%
Healthcare	9.00%	12.67%	-3.67%
Consumer Discretionary	8.90%	10.70%	-1.80%
Consumer Staples	8.88%	6.29%	2.59%
Utilities	8.75%	2.39%	6.36%
Energy	8.33%	4.10%	4.23%
Money Market Fund	0.00%	––	0.00%
Total	100.00%	100.00%

Source: S&P 500®

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2023)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years including dividend reinvestment with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gain distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2023

ALPS Equal Sector Weight ETF

Disclosure of Fund Expenses	November 30, 2023 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held through November 30, 2023.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by

$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/23	Ending Account Value 11/30/23	Expense Ratio(a)	Expenses Paid During Period 6/1/23 - 11/30/23(b)
ALPS Equal Sector Weight ETF
Actual	$1,000.00	$1,000.00	0.16%	$0.80
Hypothetical (5% return before expenses)	$1,000.00	$1,024.27	0.16%	$0.81

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4 | November 30, 2023

ALPS Equal Sector Weight ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of ALPS Equal Sector Weight ETF and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS Equal Sector Weight ETF (the “Fund”), a series of ALPS ETF Trust, as of November 30, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2024

5 | November 30, 2023

ALPS Equal Sector Weight ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
EXCHANGE TRADED FUNDS (100.01%)(a)
Communication Services (9.36%)
Communication Services Select Sector SPDR Fund(b)	434,986	$30,348,973

Consumer Discretionary (8.90%)
Consumer Discretionary Select Sector SPDR Fund(b)	170,951	28,853,110

Consumer Staples (8.88%)
Consumer Staples Select Sector SPDR Fund(b)	407,582	28,799,744

Energy (8.33%)
Energy Select Sector SPDR Fund	319,161	26,994,637

Financials (9.34%)
Financial Select Sector SPDR Fund	843,159	30,269,408

Healthcare (9.00%)
Health Care Select Sector SPDR Fund(b)	222,149	29,170,385

Industrials (9.23%)
Industrial Select Sector SPDR Fund(b)	279,652	29,936,747

Materials (9.13%)
Materials Select Sector SPDR Fund(b)	359,392	29,617,495

Real Estate (9.16%)
Real Estate Select Sector SPDR Fund	798,212	29,717,433

Technology (9.93%)
Technology Select Sector SPDR Fund(b)	173,864	32,192,658

Utilities (8.75%)
Utilities Select Sector SPDR Fund(b)	452,189	28,379,382

TOTAL EXCHANGE TRADED FUNDS
(Cost $305,100,581)		324,279,972

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (14.42%)
Money Market Fund (0.00%)(c)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $14,598)	5.31%	14,598	$14,598

Investments Purchased with Collateral from Securities Loaned (14.42%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.37%
(Cost $46,760,169)		46,760,169	46,760,169
TOTAL SHORT TERM INVESTMENTS
(Cost $46,774,767)			46,774,767

TOTAL INVESTMENTS (114.43%)
(Cost $351,875,348)			$371,054,739
LIABILITIES IN EXCESS OF OTHER ASSETS (-14.43%)			(46,790,615)
NET ASSETS - 100.00%			$324,264,124

(a)	The financial statements of the Underlying Sector ETFs, including the portfolio of investments, are included in The Select Sector SPDR Trust's N-CSR filing dated September 30, 2023, available at www.sec.gov or can be found at www.ssga.com and should be read in conjunction with the Fund's financial statements.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $74,713,526.
(c)	Less than 0.005%

Common Abbreviations:

SPDR® - Standard & Poor's Depositary Receipts

See Notes to Financial Statements.

6 | November 30, 2023

ALPS Equal Sector Weight ETF

Statement of Assets and Liabilities	November 30, 2023

ASSETS:
Investments, at value(a)	$371,054,739
Receivable for investments sold	2,620,253
Dividends receivable	10,347
Total Assets	373,685,339

LIABILITIES:
Payable for capital shares redeemed	2,620,302
Payable to adviser	40,744
Payable for collateral upon return of securities loaned	46,760,169
Total Liabilities	49,421,215
NET ASSETS	$324,264,124

NET ASSETS CONSIST OF:
Paid-in capital	$312,385,532
Total distributable earnings/(accumulated losses)	11,878,592
NET ASSETS	$324,264,124

INVESTMENTS, AT COST	$351,875,348

PRICING OF SHARES
Net Assets	$324,264,124
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	3,075,000
Net Asset Value, offering and redemption price per share	$105.45

(a)	Includes $74,713,526 of securities on loan.

See Notes to Financial Statements.

7 | November 30, 2023

ALPS Equal Sector Weight ETF

Statement of Operations	For the Year Ended November 30, 2023

INVESTMENT INCOME:
Dividend Income	$6,768,105
Securities Lending Income	140,024
Total Investment Income	6,908,129

EXPENSES:
Investment adviser fees	1,119,803
Total Expenses before waiver/reimbursement	1,119,803
Less fee waiver/reimbursement by investment adviser	(635,564)
Net Expenses	484,239
NET INVESTMENT INCOME	6,423,890

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments(b)	51,178,678
Net change in unrealized appreciation/(depreciation) on investments	(43,178,294)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	8,000,384
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,424,274

(b)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

8 | November 30, 2023

ALPS Equal Sector Weight ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022
OPERATIONS:
Net investment income	$6,423,890	$4,589,894
Net realized gain	51,178,678	5,922,093
Net change in unrealized appreciation/(depreciation)	(43,178,294)	(9,615,305)
Net increase in net assets resulting from operations	14,424,274	896,682

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(6,423,890)	(4,607,523)
From tax return of capital	(82,622)
Total distributions	(6,506,512)	(4,607,523)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	159,340,355	153,184,146
Cost of shares redeemed	(185,092,827)	(15,270,895)
Net increase/(decrease) from capital share transactions	(25,752,472)	137,913,251
Net increase/(decrease) in net assets	(17,834,710)	134,202,410

NET ASSETS:
Beginning of year	342,098,834	207,896,424
End of year	$324,264,124	$342,098,834

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	3,375,000	2,000,000
Shares sold	1,600,000	1,525,000
Shares redeemed	(1,900,000)	(150,000)
Shares outstanding, end of year	3,075,000	3,375,000

See Notes to Financial Statements.

9 | November 30, 2023

ALPS Equal Sector Weight ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$101.36	$103.95	$84.17	$78.33	$70.34

INCOME FROM OPERATIONS:
Net investment income(a)	2.14	1.89	1.76	1.91	1.53
Net realized and unrealized gain/(loss)	4.20	(2.55)	19.82	5.84	8.03
Total from investment operations	6.34	(0.66)	21.58	7.75	9.56

DISTRIBUTIONS:
From net investment income	(2.22)	(1.93)	(1.78)	(1.90)	(1.57)
From tax return of capital	(0.03)	–	(0.02)	(0.01)	–
Total distributions	(2.25)	(1.93)	(1.80)	(1.91)	(1.57)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	4.09	(2.59)	19.78	5.84	7.99
NET ASSET VALUE, END OF PERIOD	$105.45	$101.36	$103.95	$84.17	$78.33
TOTAL RETURN(b)	6.43%	(0.59)%	25.89%	10.37%	13.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$324,264	$342,099	$207,896	$164,141	$168,407

Ratio of expenses excluding waiver/reimbursement to average net assets	0.37%	0.37%	0.37%	0.37%	0.37%
Ratio of expenses including waiver/reimbursement to average net assets	0.16%	0.16%	0.15%	0.15%	0.15%
Ratio of net investment income excluding waiver/reimbursement to average net assets	1.91%	1.68%	1.59%	2.31%	1.89%
Ratio of net investment income including waiver/reimbursement to average net assets	2.12%	1.89%	1.81%	2.53%	2.11%
Portfolio turnover rate(c)	14%	12%	8%	11%	4%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

10 | November 30, 2023

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2023

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2023, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Equal Sector Weight ETF (the “Fund”). The investment objective of the Fund is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the NYSE® Equal Sector Weight Index (the “Underlying Index”). The Fund is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc (the “NYSE Arca”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

11 | November 30, 2023

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2023

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Exchange Traded Funds, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2023:

ALPS Equal Sector Weight ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Exchange Traded Funds*	$324,279,972	$–	$–	$324,279,972
Short Term Investments	46,774,767	–	–	46,774,767
Total	$371,054,739	$–	$–	$371,054,739

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the-year ended November 30, 2023

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

12 | November 30, 2023

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2023

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2023, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
ALPS Equal Sector Weight ETF	$53,641,446	$(53,641,446)

The tax character of the distributions paid during the fiscal years ended November 30, 2023 and November 30, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2023
ALPS Equal Sector Weight ETF	$6,423,890	$–	$82,622

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2022
ALPS Equal Sector Weight ETF	$4,607,523	$–	$–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2023, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Equal Sector Weight ETF	$1,936,190	$4,358,230

As of November 30, 2023, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

ALPS Equal Sector Weight ETF
Accumulated net realized loss on investments	(6,294,420)
Net unrealized appreciation on investments	18,173,012
Total	$11,878,592

As of November 30, 2023, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Equal Sector Weight ETF
Gross appreciation (excess of value over tax cost)	$24,211,601
Gross depreciation (excess of tax cost over value)	(6,038,589)
Net unrealized appreciation/(depreciation)	$18,173,012
Cost of investments for income tax purposes	$352,881,727

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

13 | November 30, 2023

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2023

As of and during the year ended November 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G.       Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2023:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Equal Sector Weight ETF	$74,713,526	$46,760,169	$28,924,241	$75,684,410

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2023:

ALPS Equal Sector Weight ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$46,760,169	$–	$–	$–	$46,760,169
Total Borrowings					46,760,169
Gross amount of recognized liabilities for securities lending (collateral received)					$46,760,169

14 | November 30, 2023

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2023

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.37% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive 0.19% of its annual unitary fee payable by the Fund until at least March 31, 2024. The waiver may only be terminated by the Fund's Board of Trustees prior to such date.

ALPS Portfolio Solutions Distributor, Inc. (“APSD”) is both the distributor for the Fund as well as the Select Sector SPDR exchange traded funds (“Underlying Sector ETFs”) that the Fund invests in. As required by exemptive relief obtained by the Underlying Sector ETFs, the Adviser will reimburse the Fund an amount equal to the distribution fee received by APSD from the Underlying Sector ETFs attributable to the Fund’s investment in the Underlying Sector ETFs, for so long as APSD acts as the distributor to the Fund and the Underlying Sector ETFs. Such reimbursement is generally expected to be approximately 0.02% - 0.03% annually.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Effective July 1, 2023, each Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles. Prior to July 1, 2023, each Trustee received (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board received a quarterly retainer of $5,000, the Chairman of the Audit Committee received a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee received a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2023 the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$41,377,428	$42,102,088

For the year ended November 30, 2023, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Equal Sector Weight ETF	$159,341,183	$184,389,368

For the year ended November 30, 2023, the ALPS Equal Sector Weight ETF had in-kind net realized gain of $53,816,374.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

15 | November 30, 2023

ALPS Equal Sector Weight ETF

Notes to Financial Statements	November 30, 2023

6. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

7. REGULATORY UPDATE

The U.S. Securities and Exchange Commission ("SEC") adopted rule and form amendments that will change the format and content of the Fund's annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Fund's new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, the Trust is evaluating the impact of these rule and form amendment changes.

8. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

16 | November 30, 2023

ALPS Equal Sector Weight ETF

Additional Information	November 30, 2023 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The ALPS Equal Sector Weight ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2022:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Equal Sector Weight ETF	85.67%	85.08%

In early 2023, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2022 via Form 1099. The Fund will notify shareholders in early 2024 of amounts paid to them by the Fund, if any, during the calendar year 2023.

LICENSING AGREEMENT

ICE Data Indices, LLC (the “Index Provider”) is not affiliated with the ALPS Equal Sector Weight ETF (the “Fund”) or ALPS Advisors, Inc. (the “Adviser”). The Fund is entitled to use the Underlying Index pursuant to a licensing agreement with the Index Provider and the Adviser. The Adviser pays a licensing fee to the Index Provider out of the management fee.

The only relationship that the Index Provider has with the Fund, the Adviser or Distributor of the Fund in connection with the Fund is that the Index Provider has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. The Index Provider has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. The Index Provider is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the net asset value of the Fund. The Index Provider has no obligation or liability in connection with the administration or trading of the Fund.

NYSE® Equal Sector Weight Index is a service mark of ICE Data Indices, LLC or its affiliates (“ICE Data”) and has been licensed for use by the Adviser in connection with the Fund. Neither the Trust nor the Fund is sponsored, endorsed, sold or promoted by ICE Data. ICE Data makes no representations or warranties regarding the Adviser or the Fund or the ability of the NYSE® Equal Sector Weight Index to track general stock market performance.

ICE DATA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE NYSE® EQUAL SECTOR WEIGHT INDEX OR ANY DATA INCLUDED THEREIN. IN NO EVENT SHALL ICE DATA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

17 | November 30, 2023

ALPS Equal Sector Weight ETF

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2023 (Unaudited)

At its meetings held on June 5, 2023 and June 20, 2023, the Board of Trustees of the Trust (the “Board” or the “Trustees”), where each Trustee is not an “interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Equal Sector Weight ETF (the "Fund" or “EQL”). In evaluating the renewal of the Investment Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board reviewed information on the performance of the Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable. The Board also evaluated the correlation and tracking error between the underlying index and the Fund’s performance. Based on this review, the Board, including the Independent Trustees, found that the nature and extent of services provided to the Fund under the Investment Advisory Agreements was appropriate and that the quality of such services was satisfactory.

The Board noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summary set forth below, the Board, including the Independent Trustees, concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees, considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fee was reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees, reviewed and noted the relatively small size of the Fund and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to the Fund. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Fund, known as fall-out benefits.

With respect to the Fund, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for EQL is higher than the median of its FUSE expense group. EQL’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of EQL and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to EQL.

In voting to renew the Investment Advisory Agreement, the Board, including the Independent Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

18 | November 30, 2023

ALPS Equal Sector Weight ETF

Trustees & Officers	November 30, 2023 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees, each of whom have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”).

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	38	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund.
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co- Portfolio Manager of the AXS Green Alpha ETF.	38	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong- Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015- present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	24	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

19 | November 30, 2023

ALPS Equal Sector Weight ETF

Trustees & Officers	November 30, 2023 (Unaudited)

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	33	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (29 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

20 | November 30, 2023

ALPS Equal Sector Weight ETF

Trustees & Officers	November 30, 2023 (Unaudited)

OFFICERS:

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer ("CCO")	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc.
Erich Rettinger, 1985	Treasurer	Since September 2023	Mr. Rettinger is Vice President of AAI (since 2021) and serves as Treasurer of Principal Real Estate Income Fund, Liberty All- Star Equity Fund, Liberty All-Star Growth Fund, Inc., and ALPS Variable Investment Trust. From December 2021 to October 2022 he also served as Treasurer of RiverNorth Opportunities Fund, Inc. Because of his position with AAI, Mr. Rettinger is deemed an affiliate of the Fund as defined under the 1940 Act. From 2013- 2021, he served as Vice President and Fund Controller of ALPS Fund Services.
Michael P. Lawlor, 1969	Secretary	Since December 2022	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of Financial Investors Trust and ALPS Variable Investment Trust.
Susan M. Cannon, 1974	Assistant Secretary	Since May 2023	Ms. Cannon joined ALPS in September 2022, and is currently a Senior Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Cannon worked for World Premier Private Partnership, Brown Brothers Harriman & Co.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

21 | November 30, 2023

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

# Annual Report

**November 30, 2023**

ALPS Intermediate Municipal Bond ETF (NYSE ARCA: MNBD)

**An ALPS Advisors Solution**

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	14
Additional Information	19
Board Considerations Regarding Approval of Investment Advisory Agreement and Sub-Advisory Agreement	20
Trustees & Officers	22

alpsfunds.com

ALPS Intermediate Municipal Bond ETF

Performance Overview	November 30, 2023 (Unaudited)

Investment Objective

ALPS Intermediate Municipal Bond ETF (the “Fund") seeks to protect investor's capital and generate attractive risk-adjusted returns. The Fund seeks to actively achieve its investment objective by applying bottom-up fundamental analysis and investing in a long-term, tax-aware manner. Under normal circumstances, the Fund will invest at least 80% of its net assets in municipal bonds that pay interest that is generally excludable from gross income for federal income tax purposes (except that the interest paid by certain municipal securities may be includable in taxable income for purposes of the federal alternative minimum tax).

Performance Overview

The Fund produced a total return of 4.27%, based on its market price and 4.85%, based on its NAV for the Fund's fiscal year ended November 30, 2023, as compared to its benchmark, Bloomberg Municipal Bond 1-15 Year Blend Index, which had a return of 3.79% over the same period. Throughout the Fund's 2023 fiscal year, swings in investor expectations regarding inflation and monetary policy drove significant market volatility.

The objective of the Fund is to protect investors’ capital and generate attractive risk-adjusted returns. The Fund seeks to achieve this objective by investing in a limited number of durable credits that provide attractive yields or return potential. Year-over year, the Fund’s net assets remained stable, ending November 2023 at approximately $31 million.

In the Municipal market, valuations are often disconnected from their underlying fundamentals, particularly during periods of heightened market volatility. The Fund entered the 2023 fiscal year holding securities with very attractive valuations that ALPS Advisors believes resulted from the Federal Reserve Bank's (FED) most aggressive policy tightening in forty years, along with record outflows from industry funds. Throughout the 2023 fiscal year, the Fund enjoyed a broad opportunity set from higher base rates, wide credit spreads, and healthy compensation for off-the-run structures. Elevated market volatility also enhanced the Fund’s sub-adviser’s opportunity set. One notable weak spot was the second consecutive year of very light issuance, which helped drive strong competition for bonds in the primary market.

Belying the intra-period volatility, intermediate maturity interest rates ended November 2023 nearly unchanged from the prior fiscal year, while short maturity yields climbed 0.30%. The credit-sensitive portions of the Municipal market recovered significantly, with BBB-rated and Municipal High Yield, each outperforming AAA-rated by over 2% points during the 2023 fiscal year. Despite the Fund’s low exposure to BBB-rated bonds and no high-yield positions, it still performed strongly relative to the Bloomberg Municipal Bond 1-15 Year Blend Index and its peers. A core element of the Fund’s strategy is to focus on niches of the Municipal market that fall outside the comfort zone of household investors. This has allowed the sub-adviser to enhance the Fund's risk-adjusted return. To preserve Fund liquidity, the Fund’s sub-adviser focuses on high quality securities in these areas.

The Fund’s sub-adviser invests the Fund’s portfolio from the bottom-up and has continued to identify more opportunities in Revenue Bonds than in General Obligation (GO) issues. As of November 30, 2023, the Fund held approximately 85% of its net assets in Revenue Bonds and the balance in GOs. Within the Revenue sector, the Fund’s largest exposure remained to State Housing Finance Authority sector, which comprised approximately 24% of net assets. The Fund also held significant exposures to the Airport and Prepaid Natural Gas sectors, which represented approximately 15% and 13% of net assets, respectively. Also of note was the significant variability in money market valuations. Throughout 2023, the Fund’s sub-adviser traded actively between Variable Rate Demand Notes (VRDNs) and Treasury Bills to maximize the after-tax yield on the Fund’s cash balances. Consequently, portfolio turnover for the fiscal year was elevated.

The Fund continued to hold large exposures to bonds with non-standard structures, such as zero-coupon bonds and floating-rate notes. As of November 30, 2023, these two types of bonds comprised roughly 17% and 11% of the Fund’s net assets, respectively. Beyond these positions, the Fund’s sub-adviser also accumulated many longer maturity holdings that the sub-adviser believes will lock in their yields, help bridge over the yield curve inversion, and keep the Fund’s duration relatively in-line with its benchmark.

The Fund's 2023 fiscal year ended with a historic rally in municipal bonds, and the Fund’s sub-adviser continues to look patiently for opportunities. The Fund’s sub-adviser believes the Fund is well-positioned going forward with its holdings of high-quality credits that are providing attractive yields.

1 | November 30, 2023

ALPS Intermediate Municipal Bond ETF

Performance Overview	November 30, 2023 (Unaudited)

Fund Performance (as of November 30, 2023)

	1 Year	Since Inception^
ALPS Intermediate Municipal Bond ETF - NAV	4.85%	4.73%
ALPS Intermediate Municipal Bond ETF - Market*	4.27%	4.89%
Bloomberg Municipal Bond 1-15 Year Blend Index	3.79%	3.80%

Total Expense Ratio (per the current prospectus) is 0.50%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on May 19, 2022, with the first day of trading on the exchange of May 20, 2022.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

Bloomberg Municipal Bond 1-15 Year Blend Index is an unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between 1 and 17 years. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund is new with limited operating history.

ALPS Intermediate Municipal Bond ETF's shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

ALPS Intermediate Municipal Bond ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

2 | November 30, 2023

ALPS Intermediate Municipal Bond ETF

Performance Overview	November 30, 2023 (Unaudited)

Top Ten Holdings* (as of November 30, 2023)

United States Treasury Bill	6.33%
Salt Verde Financial Corp.	3.78%
Port Authority of New York & New Jersey	3.75%
South Dakota Housing Development Authority	3.67%
New Jersey Transportation Trust Fund Authority	3.27%
Tennessee Housing Development Agency	3.24%
Connecticut State Health & Educational Facilities Authority	3.15%
Ohio Housing Finance Agency	3.14%
North Carolina Housing Finance Agency	2.59%
Central Plains Energy Project	2.37%
Total % of Top 10 Holdings	35.29%

*	% of Total Investments

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2023)

Revenue Bonds	80.70%
General Obligation Bonds	12.75%
Government Bonds	6.33%
Money Market Fund	0.22%
Total	100.00%

Growth of $10,000 (as of November 30, 2023)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2023

ALPS Intermediate Municipal Bond ETF

Disclosure of Fund Expenses	November 30, 2023 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held through November 30, 2023.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by

$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/23	Ending Account Value 11/30/23	Expense Ratio(a)	Expenses Paid During Period 6/1/23 - 11/30/23(b)
ALPS Intermediate Municipal Bond ETF
Actual	$1,000.00	$1,025.50	0.50%	$2.54
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

4 | November 30, 2023

ALPS Intermediate Municipal Bond ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of ALPS Intermediate Municipal Bond ETF and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of ALPS Intermediate Municipal Bond ETF (the “Fund”), a series of ALPS ETF Trust, as of November 30, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the period ended November 30, 2022, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2024

5 | November 30, 2023

ALPS Intermediate Municipal Bond ETF

Schedule of Investments	November 30, 2023

Security Description	Principal Amount	Value
GOVERNMENT BONDS (6.41%)
United States Treasury Bill
5.50%, 12/05/2023(a)	$1,200,000	$1,199,298
5.48%, 12/26/2023(a)	800,000	797,070

Total		1,996,368

TOTAL GOVERNMENT BONDS
(Cost $1,996,361)		1,996,368

Security Description	Principal Amount	Value
MUNICIPAL BONDS (94.70%)
General Obligation Limited (2.30%)
Pennsylvania (2.30%)
School District of Philadelphia
5.00%, 09/01/2034	500,000	515,640
4.00%, 09/01/2036	200,000	201,630
Total Pennsylvania		717,270

Total General Obligation Limited		717,270

General Obligation Unlimited (10.62%)
California (5.38%)
Allan Hancock Joint Community College District
0.00%, 08/01/2042(a)	350,000	282,622
Chaffey Joint Union High School District
0.00%, 08/01/2044(a)	250,000	95,856
Chino Valley Unified School District
0.00%, 08/01/2035(a)	135,000	87,450
Lake Tahoe Unified School District
0.00%, 08/01/2045(a)	150,000	118,181
Mount San Antonio Community College District
0.00%, 08/01/2043(a)	275,000	261,830
Rio Hondo Community College District
0.00%, 08/01/2036(a)	300,000	184,041
0.00%, 08/01/2044(a)	150,000	56,060
San Mateo County Community College District
0.00%, 09/01/2035(a)	110,000	73,389
San Mateo Union High School District
0.00%, 09/01/2041(a)	520,000	516,118
Total California		1,675,547

Oregon (3.93%)
Clackamas & Washington Counties School District No 3
0.00%, 06/15/2036(a)	600,000	347,448

Security Description	Principal Amount	Value
General Obligation Unlimited (continued)
Multnomah County School District No 40
0.00%, 06/15/2043(a)	$1,000,000	$382,320
Multnomah County School District No 7 Reynolds
0.00%, 06/15/2035(a)	500,000	298,117
Washington & Multnomah Counties School District No 48J Beaverton
0.00%, 06/15/2034(a)	200,000	131,224
0.00%, 06/15/2041(a)	150,000	66,825
Total Oregon		1,225,934

Washington (1.31%)
Washington Clackamas & Yamhill Counties School District No 88J
0.00%, 06/15/2037(a)	150,000	81,422
0.00%, 06/15/2039(a)	255,000	123,633
0.00%, 06/15/2040(a)	200,000	91,975
0.00%, 06/15/2041(a)	250,000	109,014
Total Washington		406,044

Total General Obligation Unlimited		3,307,525

Revenue Bonds (81.78%)
Alabama (0.21%)
Industrial Development Board of the City of Mobile Alabama
3.92%, 06/01/2034(b)	65,000	65,446
Total Alabama		65,446

Arizona (4.40%)
Chandler Industrial Development Authority
4.10%, 12/01/2037(b)	175,000	176,176
Salt Verde Financial Corp.
5.00%, 12/01/2032	675,000	715,837
5.00%, 12/01/2037	450,000	477,790
Total Arizona		1,369,803

California (3.94%)
Anaheim Public Financing Authority
0.00%, 09/01/2030(a)	275,000	216,260
Long Beach Bond Finance Authority 3M US SOFR + 1.45%,
11/15/2027(b)	430,000	428,362
Modesto Irrigation District 3M US SOFR + 0.63%,
09/01/2037(b)	200,000	187,465
Northern California Gas Authority No 1 3M US SOFR + 0.72%,
07/01/2027(b)	230,000	226,918

6 | November 30, 2023

ALPS Intermediate Municipal Bond ETF

Schedule of Investments	November 30, 2023

Security Description	Principal Amount	Value
Revenue Bonds (continued)
San Diego County Regional Airport Authority
5.25%, 07/01/2036	$150,000	$168,160
Total California		1,227,165

Colorado (2.59%)
City & County of Denver Co. Airport System Revenue
5.25%, 11/15/2035	250,000	283,301
5.75%, 11/15/2036	250,000	302,588
E-470 Public Highway Authority
0.00%, 09/01/2035(a)	300,000	172,376
1D US SOFR + 0.35%, 09/01/2039(b)	50,000	49,842
Total Colorado		808,107

Connecticut (4.20%)
Connecticut Housing Finance Authority
4.00%, 11/15/2047	315,000	313,208
Connecticut State Health & Educational Facilities Authority
0.25%, 07/01/2037(b)	1,000,000	993,470
Total Connecticut		1,306,678

District of Columbia (2.33%)
Metropolitan Washington Airports Authority Aviation Revenue
5.00%, 10/01/2030	200,000	200,846
5.00%, 10/01/2031	245,000	251,277
5.00%, 10/01/2037	250,000	269,971
Total District of Columbia		722,094

Florida (3.21%)
City Of South Miami Health Facilities Authority, Inc.
5.00%, 08/15/2042	300,000	305,636
County of Broward FL Airport System Revenue
5.00%, 10/01/2031	200,000	215,355
Florida Housing Finance Corp.
5.50%, 01/01/2054	150,000	157,109
Greater Orlando Aviation Authority
5.00%, 10/01/2033	300,000	322,526
Total Florida		1,000,626

Georgia (5.42%)
Development Authority of Burke County
1.50%, 01/01/2040(b)	255,000	243,654
1.70%, 12/01/2049(b)	650,000	634,441

Security Description	Principal Amount	Value
Revenue Bonds (continued)
Main Street Natural Gas, Inc.
4.00%, 08/01/2049(b)	$500,000	$498,970
5.00%, 12/01/2053(b)	300,000	314,666
Total Georgia		1,691,731

Illinois (2.68%)
Illinois Finance Authority
5.00%, 08/15/2035	225,000	246,335
5.00%, 02/15/2036	370,000	381,571
Illinois Housing Development Authority
6.25%, 04/01/2054	190,000	206,628
Total Illinois		834,534

Indiana (0.50%)
Indiana Finance Authority
5.00%, 11/01/2043	150,000	154,720
Total Indiana		154,720

Kentucky (3.07%)
County of Trimble KY
4.70%, 06/01/2054(b)(c)	300,000	301,698
Kentucky Public Energy Authority
4.00%, 12/01/2049(b)	210,000	209,088
1D US SOFR + 1.20%, 08/01/2052(b)	460,000	445,094
Total Kentucky		955,880

Massachusetts (0.50%)
Massachusetts Housing Finance Agency
3.00%, 12/01/2050	160,000	155,458
Total Massachusetts		155,458

Minnesota (0.36%)
Minnesota Housing Finance Agency
2.47%, 01/01/2050	128,851	111,730
Total Minnesota		111,730

Missouri (0.75%)
Missouri Housing Development Commission
4.00%, 05/01/2050	235,000	233,308
Total Missouri		233,308

Nebraska (3.05%)
Central Plains Energy Project
5.00%, 05/01/2053(b)	725,000	746,408
Nebraska Investment Finance Authority
3.50%, 09/01/2046	205,000	202,365
Total Nebraska		948,773

7 | November 30, 2023

ALPS Intermediate Municipal Bond ETF

Schedule of Investments	November 30, 2023

Security Description	Principal Amount	Value
Revenue Bonds (continued)
New Jersey (4.93%)
New Jersey Economic Development Authority
5.00%, 06/15/2034(c)	$250,000	$276,413
New Jersey Health Care Facilities Financing Authority
5.00%, 07/01/2045(b)	220,000	228,237
New Jersey Transportation Trust Fund Authority
0.00%, 12/15/2031(a)	1,375,000	1,033,064
Total New Jersey		1,537,714

New Mexico (1.94%)
City of Farmington NM
1.80%, 04/01/2029	375,000	317,993
New Mexico Mortgage Finance Authority
5.25%, 03/01/2053	275,000	287,060
Total New Mexico		605,053

New York (8.81%)
Metropolitan Transportation Authority
1D US SOFR + 0.43%, 11/01/2026(b)	65,000	64,300
1D US SOFR + 0.80%, 11/01/2032(b)	460,000	457,985
1D US SOFR + 0.33%, 11/01/2035(b)	445,000	444,386
New York State Dormitory Authority
4.00%, 07/01/2038	100,000	102,507
Port Authority of New York & New Jersey
5.00%, 11/01/2030	1,100,000	1,183,341
Triborough Bridge & Tunnel Authority
0.00%, 11/15/2039(a)	1,000,000	490,565
Total New York		2,743,084

North Carolina (2.63%)
North Carolina Housing Finance Agency
6.25%, 01/01/2055	750,000	818,528
Total North Carolina		818,528

North Dakota (2.27%)
North Dakota Housing Finance Agency
4.25%, 01/01/2049	390,000	389,624
5.75%, 07/01/2053	300,000	317,696
Total North Dakota		707,320

Security Description	Principal Amount	Value
Revenue Bonds (continued)
Ohio (3.18%)
Ohio Housing Finance Agency
5.00%, 03/01/2052	$965,000	$990,688
Total Ohio		990,688

Oklahoma (1.63%)
Oklahoma Housing Finance Agency
5.00%, 03/01/2052	495,000	508,657
Total Oklahoma		508,657

Oregon (0.71%)
Port of Portland OR Airport Revenue
5.00%, 07/01/2036	200,000	220,219
Total Oregon		220,219

South Carolina (0.52%)
South Carolina State Housing Finance & Development Authority
5.75%, 01/01/2054	150,000	161,702
Total South Carolina		161,702

South Dakota (3.72%)
South Dakota Housing Development Authority
5.00%, 05/01/2053	970,000	996,248
6.00%, 05/01/2054	150,000	160,211
Total South Dakota		1,156,459

Tennessee (4.00%)
New Memphis Arena Public Building Authority
0.00%, 04/01/2030(a)	240,000	216,464
Tennessee Housing Development Agency
5.00%, 01/01/2053	1,000,000	1,023,600
Total Tennessee		1,240,064

Texas (6.06%)
City of Austin TX Airport System Revenue
5.00%, 11/15/2036	200,000	216,615
City of Houston TX Airport System Revenue
5.00%, 07/01/2036	135,000	147,059
Texas Department of Housing & Community Affairs
3.50%, 07/01/2052	330,000	321,593
Texas Municipal Gas Acquisition and Supply Corp. I
3M US SOFR + 0.70%, 12/15/2026(b)	620,000	615,182
6.25%, 12/15/2026	45,000	46,497

8 | November 30, 2023

ALPS Intermediate Municipal Bond ETF

Schedule of Investments	November 30, 2023

Security Description	Principal Amount	Value
Revenue Bonds (continued)
Texas Municipal Gas Acquisition and Supply Corp. II
3M US SOFR + 1.06%, 09/15/2027(b)	$415,000	$410,186
3M US SOFR + 0.86%, 09/15/2027(b)	130,000	127,910
Total Texas		1,885,042

Virginia (0.96%)
York County Economic Development Authority
3.65%, 05/01/2033(b)	300,000	298,652
Total Virginia		298,652

Washington (1.70%)
District of Columbia
5.00%, 07/15/2040	200,000	202,150
Port of Seattle WA
5.00%, 04/01/2027	250,000	252,415
Washington Health Care Facilities Authority
4.00%, 10/01/2042(b)	75,000	74,534
Total Washington		529,099

Wisconsin (1.51%)
County of Milwaukee WI Airport Revenue
5.00%, 12/01/2030	125,000	128,253
Public Finance Authority
3.70%, 10/01/2046(b)	150,000	151,034
Wisconsin Health & Educational Facilities Authority
4.00%, 11/15/2043	200,000	191,152
Total Wisconsin		470,439

Total Revenue Bonds		25,458,773

TOTAL MUNICIPAL BONDS
(Cost $29,296,138)		29,483,568

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.21%)
Money Market Fund
State Street Institutional US Government Money Market Fund (Premier Class)	5.31%	65,911	65,911

TOTAL SHORT TERM INVESTMENTS
(Cost $65,911)			65,911

TOTAL INVESTMENTS (101.32%)
(Cost $31,358,410)			$31,545,847
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.32%)			(411,246)
NET ASSETS - 100.00%			$31,134,601

Investment Abbreviations:

SOFR - Secured Overnight Financing Rate

Reference Rates:

1D US SOFR - 1 Day SOFR as of November 30, 2023 was 5.33%

3M US SOFR - 3 Month SOFR as of November 30, 2023 was 5.37%

(a)	Zero coupon bond.
(b)	Floating or variable rate security. Interest rate resets periodically on specific dates. The rate shown represents the coupon or interest rate in effect as of November 30, 2023. Security description includes the reference rate and spread if published and available.
(c)	Represents a security purchased on a when-issued basis.

See Notes to Financial Statements.

9 | November 30, 2023

ALPS Intermediate Municipal Bond ETF

Statement of Assets and Liabilities	November 30, 2023

ASSETS:
Investments, at value	$31,545,847
Receivable for investments sold	126,555
Interest receivable	233,984
Total Assets	31,906,386

LIABILITIES:
Payable for investments purchased	759,253
Payable to adviser	12,532
Total Liabilities	771,785
NET ASSETS	$31,134,601

NET ASSETS CONSIST OF:
Paid-in capital	$30,876,770
Total distributable earnings/(accumulated losses)	257,831
NET ASSETS	$31,134,601

INVESTMENTS, AT COST	$31,358,410

PRICING OF SHARES
Net Assets	$31,134,601
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,225,002
Net Asset Value, offering and redemption price per share	$25.42

See Notes to Financial Statements.

10 | November 30, 2023

ALPS Intermediate Municipal Bond ETF

Statement of Operations	For the Year Ended November 30, 2023

INVESTMENT INCOME:
Interest	$1,164,943
Dividends	6,040
Total Investment Income	1,170,983

EXPENSES:
Investment adviser fees	154,687
Net Expenses	154,687
NET INVESTMENT INCOME	1,016,296

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments	68,236
Net change in unrealized appreciation on investments	375,330
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	443,566
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,459,862

See Notes to Financial Statements.

11 | November 30, 2023

ALPS Intermediate Municipal Bond ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2023	For the Period May 19, 2022 (Commencement of Operations) to November 30, 2022
OPERATIONS:
Net investment income	$1,016,296	$433,446
Net realized gain	68,236	225,977
Net change in unrealized appreciation/(depreciation)	375,330	(187,893)
Net increase in net assets resulting from operations	1,459,862	471,530

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,244,614)	(428,947)
Total distributions	(1,244,614)	(428,947)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	–	30,876,770
Net increase from capital share transactions	–	30,876,770
Net increase in net assets	215,248	30,919,353

NET ASSETS:
Beginning of period	30,919,353	–
End of year	$31,134,601	$30,919,353

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,225,002	–
Shares sold	–	1,225,002
Shares outstanding, end of period	1,225,002	1,225,002

See Notes to Financial Statements.

12 | November 30, 2023

ALPS Intermediate Municipal Bond ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2023		For the Period May 19, 2022 (Commencement of Operations) to November 30, 2022
NET ASSET VALUE, BEGINNING OF PERIOD	$25.24		$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.85		0.36
Net realized and unrealized gain	0.34		0.23
Total from investment operations	1.19		0.59

DISTRIBUTIONS:
From net investment income	(1.01)		(0.35)
Total distributions	(1.01)		(0.35)

NET INCREASE IN NET ASSET VALUE	0.18		0.24
NET ASSET VALUE, END OF PERIOD	$25.42		$25.24
TOTAL RETURN(b)	4.85%		2.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$31,135		$30,919

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.50%		0.50	%(c)
Ratio of net investment income to average net assets	3.28%		2.67	%(c)
Portfolio turnover rate(d)	129	%(e)	75%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(e)	The portfolio turnover rate excluding variable rate demand notes was 50%.

See Notes to Financial Statements.

13 | November 30, 2023

ALPS Intermediate Municipal Bond ETF

Notes to Financial Statements	November 30, 2023

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2023, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the ALPS Intermediate Municipal Bond ETF (the “Fund”). The investment objective of the Fund is to protect investor’s capital and generate attractive risk-adjusted returns. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the "NYSE"), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The market price for debt securities is generally the evaluated price supplied by an independent third-party pricing service approved by the Board, which references a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. To the extent the Fund’s debt securities are valued based on price quotations or other equivalent indications of value provided by a third-party pricing service, any such third-party pricing service may use a variety of methodologies to value some or all of the Fund’s debt securities to determine the market price.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board. Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees designated ALPS Advisors, Inc. (the “Adviser”) as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to all Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

14 | November 30, 2023

ALPS Intermediate Municipal Bond ETF

Notes to Financial Statements	November 30, 2023

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For municipal bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

15 | November 30, 2023

ALPS Intermediate Municipal Bond ETF

Notes to Financial Statements	November 30, 2023

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2023:

ALPS Intermediate Municipal Bond ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Government Bonds	$–	$1,996,368	$–	$1,996,368
Municipal Bonds*	–	29,483,568	–	29,483,568
Short Term Investments	65,911	–	–	65,911
Total	$65,911	$31,479,936	$–	$31,545,847

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2023.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid monthly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. For the fiscal year ended November 30, 2023, there were no reclassifications between Paid-in-Capital and Total Distributable Earnings.

The tax character of the distributions paid during the fiscal year ended November 30, 2023 and fiscal period ended November 30, 2022 was as follows:

Fund	Ordinary Income	Tax-Exempt Income	Short-Term Capital Gain	Long-Term Capital Gain	Return of Capital
November 30, 2023
ALPS Intermediate Municipal Bond ETF	$446,400	$798,214	$–	$–	$–

Fund	Ordinary Income	Tax-Exempt Income	Short-Term Capital Gain	Long-Term Capital Gain	Return of Capital
November 30, 2022
ALPS Intermediate Municipal Bond ETF	$83,654	$345,293	$–	$–	$–

The character of distributions made during the period may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2023, the Fund did not have any amounts available to carry forward to the next tax year.

As of November 30, 2023, the components of distributable earnings on a tax basis were as follows.

Fund	Undistributed Ordinary Income	Tax -Exempt Undistributed Income	Accumulated Net Realized Gain/(Loss) on Investments	Net Unrealized Appreciation/(Depreciation) on Investments	Total
ALPS Intermediate Municipal Bond ETF	$68,043	$2,463	$–	$187,325	$257,831

16 | November 30, 2023

ALPS Intermediate Municipal Bond ETF

Notes to Financial Statements	November 30, 2023

As of November 30, 2023, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

ALPS Intermediate Municipal Bond ETF
Gross appreciation (excess of value over tax cost)	$451,469
Gross depreciation (excess of tax cost over value)	(264,144)
Net unrealized appreciation/(depreciation)	$187,325
Cost of investments for income tax purposes	$31,358,522

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

G. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.50% of the Fund’s average daily net assets.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the cost of sub-advisory, transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

Brown Brothers Harriman & Co. (the “Sub-Adviser”) serves as the Fund's sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser's advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of 0.25% of the Fund's average daily net assets.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Effective July 1, 2023, each Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles. Prior to July 1, 2023, each Trustee received (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board received a quarterly retainer of $5,000, the Chairman of the Audit Committee received a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee received a quarterly retainer of $2,000, each in connection with their respective roles.

17 | November 30, 2023

ALPS Intermediate Municipal Bond ETF

Notes to Financial Statements	November 30, 2023

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Intermediate Municipal Bond ETF	$40,139,694	$41,523,858

For the year ended November 30, 2023, there were no in-kind transactions or realized gain/(loss) on in-kind transactions.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund's portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund's investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

7. REGULATORY UPDATE

The U.S. Securities and Exchange Commission ("SEC") adopted rule and form amendments that will change the format and content of the Fund's annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Fund's new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, the Trust is evaluating the impact of these rule and form amendment changes.

8. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

18 | November 30, 2023

ALPS Intermediate Municipal Bond ETF

Additional Information	November 30, 2023 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The ALPS Intermediate Municipal Bond ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2022:

	Qualified Dividend Income	Dividend Received Deduction
ALPS Intermediate Municipal Bond ETF	0%	0%

In early 2023, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2022 via Form 1099. The Funds will notify shareholders in early 2024 of amounts paid to them by the Funds, if any, during the calendar year 2023.

19 | November 30, 2023

ALPS Intermediate Municipal Bond ETF

Board Considerations Regarding Approval of	November 30, 2023 (Unaudited)

Investment Advisory Agreement and Sub-Advisory Agreement

At its meetings held on June 5, 2023 and June 20, 2023, the Board of Trustees of the Trust (the “Board” or the “Trustees”), where each Trustee is not an “interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect the ALPS Intermediate Municipal Bond ETF (the "Fund" or “MNBD”) and the Investment Sub-Advisory Agreement between AAI and Brown Brothers Harriman & Co. (the “Sub-Adviser” or “BBH”) with respect to MNBD (the “BBH Sub-Advisory Agreement”). In evaluating the renewal of the Investment Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board reviewed information on the performance of the Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable, and against the appropriate FUSE performance universe. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summary set forth below, the Board, including the Independent Trustees, concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees, considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees, reviewed and noted the relatively small size of the Fund and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to such Fund. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Fund, known as fall-out benefits.

With respect to the Fund, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for MNBD is higher than the median of its FUSE expense group. MNBD’s net expense ratio is higher than the median of its FUSE expense group.

The Board took into account, among other things, the comparatively strong performance of MNBD relative to peers over the since-inception period and the Adviser’s assertions related to the lack of economies of scale given MNBD’s current assets.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of MNBD and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to MNBD.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

20 | November 30, 2023

ALPS Intermediate Municipal Bond ETF

Board Considerations Regarding Approval of	November 30, 2023 (Unaudited)

Investment Advisory Agreement and Sub-Advisory Agreement

BBH Sub-Advisory Agreement

The Board, including the Independent Trustees, discussed the BBH Sub-Advisory Agreement.

In evaluating the BBH Sub-Advisory Agreement, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services provided by BBH with respect to MNBD under the BBH Sub-Advisory Agreement; (ii) the advisory fees and other expenses paid by MNBD compared to those of similar funds managed by other investment advisers; (iii) the profitability to BBH of its sub-advisory relationship with MNBD and the reasonableness of compensation to BBH; (iv) the extent to which economies of scale would be realized if, and as, MNBD’s assets increase, and whether the fee level in the BBH Sub-Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by BBH under the BBH Sub-Advisory Agreement, the Board, including the Independent Trustees, considered and reviewed information concerning the services provided under the BBH Sub-Advisory Agreement, MNBD’s performance, financial information regarding BBH, information describing BBH’s current organization and the background and experience of the persons responsible for the day-to-day management of MNBD. Based upon their review, the Board, including the Independent Trustees, concluded that BBH was qualified to oversee the portfolio management of BBH and that the services provided by BBH to MNBD are satisfactory. The Board, including the Independent Trustees, considered that the contractual sub-advisory fee to be paid to BBH with respect to MNBD was 0.25% of MNBD’s average daily net assets out of a total management fee of 0.50% of MNBD’s average daily net assets.

In reviewing MNBD’s profitability with respect to BBH, the Board, including the Independent Trustees, considered the resources involved in managing MNBD.

The Board, including the Independent Trustees, also considered other benefits that have been and may be realized by BBH from its relationships with MNBD, known as fall-out benefits.

The Board, including the Independent Trustees, considered the extent to which economies of scale may be realized if MNBD’s assets continue to grow in size and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Fund’s investors. The Board, including the Independent Trustees, noted that MNBD commenced operations on May 19, 2022 and has not yet achieved scale in terms of assets. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved with respect to MNBD.

In voting to approve the BBH Sub-Advisory Agreement, the Board, including the Independent Trustees, concluded that the terms of the BBH Sub- Advisory Agreement are reasonable and fair in light of the services performed, expenses incurred and such other matters as the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

21 | November 30, 2023

ALPS Intermediate Municipal Bond ETF

Trustees & Officers	November 30, 2023 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees, each of whom have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”).

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	38	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund.
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co- Portfolio Manager of the AXS Green Alpha ETF.	38	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong- Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015- present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	24	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

22 | November 30, 2023

ALPS Intermediate Municipal Bond ETF

Trustees & Officers	November 30, 2023 (Unaudited)

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	33	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (29 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

23 | November 30, 2023

ALPS Intermediate Municipal Bond ETF

Trustees & Officers	November 30, 2023 (Unaudited)

OFFICERS:

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer ("CCO")	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc.
Erich Rettinger, 1985	Treasurer	Since September 2023	Mr. Rettinger is Vice President of AAI (since 2021) and serves as Treasurer of Principal Real Estate Income Fund, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., and ALPS Variable Investment Trust. From December 2021 to October 2022 he also served as Treasurer of RiverNorth Opportunities Fund, Inc. Because of his position with AAI, Mr. Rettinger is deemed an affiliate of the Fund as defined under the 1940 Act. From 2013-2021, he served as Vice President and Fund Controller of ALPS Fund Services.
Michael P. Lawlor, 1969	Secretary	Since December 2022	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of Financial Investors Trust and ALPS Variable Investment Trust.
Susan M. Cannon, 1974	Assistant Secretary	Since May 2023	Ms. Cannon joined ALPS in September 2022, and is currently a Senior Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Cannon worked for World Premier Private Partnership, Brown Brothers Harriman & Co.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

24 | November 30, 2023

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

# Annual Report

**November 30, 2023**

ALPS Clean Energy ETF (NYSE Arca: ACES)

ALPS Disruptive Technologies ETF (NYSE Arca: DTEC)

ALPS Global Travel Beneficiaries ETF (NYSE Arca: JRNY)

ALPS Medical Breakthroughs ETF (NYSE Arca: SBIO)

**An ALPS Advisors Solution**

SS&C | ALPS ADVISORS

Performance Overview
ALPS Clean Energy ETF	1
ALPS Disruptive Technologies ETF	4
ALPS Global Travel Beneficiaries ETF	7
ALPS Medical Breakthroughs ETF	10
Disclosure of Fund Expenses	13
Report of Independent Registered Public Accounting Firm	14
Financial Statements
Schedules of Investments
ALPS Clean Energy ETF	15
ALPS Disruptive Technologies ETF	17
ALPS Global Travel Beneficiaries ETF	19
ALPS Medical Breakthroughs ETF	21
Statements of Assets and Liabilities	23
Statements of Operations	24
Statements of Changes in Net Assets
ALPS Clean Energy ETF	25
ALPS Disruptive Technologies ETF	26
ALPS Global Travel Beneficiaries ETF	27
ALPS Medical Breakthroughs ETF	28
Financial Highlights	29
Notes to Financial Statements	33
Additional Information	42
Board Considerations Regarding Approval of Investment Advisory Agreement	46
Trustees & Officers	48

alpsfunds.com

ALPS Clean Energy ETF

Performance Overview	November 30, 2023 (Unaudited)

Investment Objective

The ALPS Clean Energy ETF (the “Fund” or “ACES”) seeks investment results that correspond (before fees and expenses) generally to the performance of its underlying index, the CIBC Atlas Clean Energy Index (ticker symbol NACEX) (the “Underlying Index”). The Underlying Index utilizes a rules-based methodology developed by CIBC National Trust Company, which is designed to provide exposure to a diverse set of U.S. and Canadian companies involved in the clean energy sector including renewables and clean technology.

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index utilizes a rules-based methodology developed by CIBC National Trust Company (the “Index Provider”), which is designed to provide exposure to a diverse set of U.S. and Canadian companies involved in the clean energy sector including renewables and clean technology. The clean energy sector is comprised of companies that provide the products and services that enable the evolution of a more sustainable energy sector. Clean energy business segments include, but are not limited to, the following activities: (i) renewable energy sources, including solar power, wind power, hydroelectricity, geothermal energy, biomass, biofuels, and tidal/wave energy, (ii) clean technologies, including electric vehicles, energy storage, lithium, fuel cell, smart grid, and energy efficiency technologies and (iii) other emerging clean energy activities and technologies. The Underlying Index is compiled by the Index Provider and may be comprised of U.S. or Canadian companies. In order to be eligible for inclusion in the Underlying Index, a company’s stock must be traded on one or more major U.S. or Canadian securities exchanges, be based in the U.S. or in Canada, have a minimum float-adjusted market capitalization and minimum average daily trading value thresholds established by the index rulebook of at least $300 million, and have a minimum median average daily trading liquidity of greater than $3 million over the last 60 trading days prior to the selection date, and the company must derive a majority of its value from clean energy business segments (as defined above). Such eligible companies shall be defined as the “Index Universe.” All equity securities meeting the above criteria are selected for inclusion in the Index Universe. The Underlying Index is reconstituted and rebalanced quarterly on the third Friday in March, June, September and December.

Performance Overview

The Fund, for the twelve-month period ended November 30, 2023, generated a total return of -43.11%. Performance was generally in-line with the Fund’s Underlying Index, net of fees, which returned -43.29%. The Fund underperformed the S&P 1000® Index, which returned -0.41% for the same period.

The S&P 500® Index returned 13.84% for the trailing twelve-month period that ended November 30, 2023, as fiscal year 2023 saw markets rebound from 2022 lows. The Federal Reserve Bank (Fed) continued its path of quantitative tightening in 2023 to combat inflation, reaching its target of peak rates with expectations of rate cuts into 2024 as Consumer Price Index (CPI), energy prices and yields trended towards more acceptable levels. US markets rallied substantially off the secondary effects of the Fed’s actions, which ALPS Advisors believes will lead to better odds of a soft landing, with expectations of rate cuts driving growth and equity multiples higher into the next year. Main macroeconomic talking points throughout 2023 centered on the path of future interest rates driven by monetary policy, and inflation trending towards the Fed’s 2% inflation target. Inflation significantly declined throughout 2023, with November 2023 numbers showing year-over-year CPI around 3.1%. Despite persistent recession calls, ALPS Advisors believes a gradual reduction in interest rates is likely to lead to an earnings recovery in the US, easing financial conditions for both US and global equities. With the recent recovery in sentiment and price for US markets, the S&P 500® Index Price-to-Earnings (P/E) ratio of 22.2x is slightly above its 10-year average of 20.6x. Looking forward, ALPS Advisors believes markets are likely to be data-dependent on job growth, CPI, spending and manufacturing data to justify the recent recovery in valuations.

The clean energy space faced significant headwinds in 2023, with higher interest rates impacting clean energy companies significantly. Many clean energy companies rely on funding and thus have struggled during the period due to higher borrowing costs. Additionally, policymakers have not fully explained what qualifies for the investment tax credits laid out in the Inflation Reduction Act last year. Despite a difficult 2023 for clean energy, ALPS Advisors believes forward-looking ambitious goals are primed to increase investment within the clean energy space to reach Net Zero by 2050. The Biden administration has set forth enormous initiatives to reduce greenhouse gas emissions by 50% by 2030, setting the precedent for further clean infrastructure spending and renewable project initiations. ALPS Advisors believes the $260 billion Inflation Reduction Act, passed in August 2022, continues to be a major catalyst for clean energy names and ACES, setting the path forward to create a 100% carbon pollution-free power sector by 2035.

The best performing stocks in the Fund for the period ended November 30, 2023, were Fluence Energy Inc. (FLNC US), which increased 45.98%, Rex American Resources Corp (REX US), which saw a gain of 32.80%, and Itron Inc. (ITRI US), which rose 26.70%. The largest detractors were Proterra Inc. (PTRAQ US), which decreased 97.86%, Enviva Inc. (EVA US), falling 97.81%, and Li-Cycle Holdings Corp. (LICY US), which lost 86.16%.

ACES' Underlying Index has a differentiated approach to clean energy. First, by narrowing the list of constituents to companies whose primary operations are focused on clean energy, the Underlying Index offers more pure-play exposure to the clean energy sector. Second, constituents are diversified across the sector and offer exposure to the full opportunity set of the transition from fossil fuels to renewable energy. Lastly, focusing on

U.S. and Canadian-based companies helps to further minimize the risk of investing in a global industry by reducing risks related to foreign holdings, including currency exchange rates, financial disclosures, and regulatory and policy changes.

1 | November 30, 2023

ALPS Clean Energy ETF

Performance Overview	November 30, 2023 (Unaudited)

Fund Performance (as of November 30, 2023)

	1 Year	5 Year	Since Inception^
ALPS Clean Energy ETF - NAV	-43.11%	5.84%	5.44%
ALPS Clean Energy ETF - Market Price*	-43.05%	5.71%	5.43%
S&P 1000® Index	-0.41%	7.37%	6.03%
CIBC Atlas Clean Energy Index	-43.29%	6.02%	5.79%

Total Expense Ratio (per the current prospectus) is 0.55%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 28, 2018, with the first day of trading on the exchange of June 29, 2018.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

CIBC Atlas Clean Energy Index is an adjusted market cap weighted index designed to provide exposure to a diverse set of U.S. or Canadian based companies involved in the clean energy sector including renewables and clean technology. The clean energy sector is comprised of companies that provide the products and services which enable the evolution of a more sustainable energy sector. Clean energy business segments include but are not limited to: solar, wind, hydro, geothermal, electric vehicles, LED, biomass, smart grid, energy efficiency and storage. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The S&P 1000® Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form an investable benchmark for the mid- to small-cap segment of the U.S. equity market. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Clean Energy ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Clean Energy ETF.

2 | November 30, 2023

ALPS Clean Energy ETF

Performance Overview	November 30, 2023 (Unaudited)

Top Ten Holdings* (as of November 30, 2023)

Brookfield Renewable Partners LP	6.60%
Tesla, Inc.	6.28%
First Solar, Inc.	5.63%
Enphase Energy, Inc.	5.39%
Northland Power, Inc.	5.25%
Rivian Automotive, Inc.	4.97%
Darling Ingredients, Inc.	4.80%
Lucid Group, Inc.	4.41%
Ormat Technologies, Inc.	4.40%
Albemarle Corp.	4.12%
Total % of Top 10 Holdings	51.85%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Clean Energy Segment Allocation* (as of November 30, 2023)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2023)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark indices. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2023

ALPS Disruptive Technologies ETF

Performance Overview	November 30, 2023 (Unaudited)

Investment Objective

ALPS Disruptive Technologies ETF (the “Fund” or “DTEC”) seeks investment results that correspond (before fees and expenses) generally to the performance of the Indxx Disruptive Technologies Net Index (ticker symbol IDTEC) (the “Underlying Index”). The Fund will invest at least 80% of its net assets in securities that comprise the Underlying Index.

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index utilizes a rules-based methodology developed by Indxx, LLC (the “Index Provider”), which is designed to identify the companies using disruptive technologies in each of ten thematic areas: Healthcare Innovation, Internet of Things, Clean Energy and Smart Grid, Cloud Computing, Data and Analytics, FinTech, Robotics and Artificial Intelligence, Cybersecurity, 3D Printing, and Mobile Payments (each a “Theme” and together, the “Themes”). Companies using disruptive technologies are those that are entering traditional markets with new digital forms of production and distribution, seek to disrupt an existing market and value network, displace established market-leading firms, products and alliances and increasingly gain market share. The Underlying Index is compiled by the Index Provider and may be comprised of U.S. and non-U.S. companies, including foreign and emerging markets companies. In order to be eligible for inclusion in the Underlying Index’s Index Universe, a company’s stock must be traded on one or more major global securities exchanges, have a minimum market capitalization of at least $500 million, and have a six month minimum average daily trading volume of $2 million, and the company must derive a minimum of 50% of its revenue from a single Theme. All equity securities meeting the above criteria are selected for inclusion in the Index Universe. From the Index Universe, the Underlying Index methodology selects ten stocks in each Theme according to proprietary quantitative and qualitative factors. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is reconstituted annually on the third Friday of September and rebalanced quarterly.

Performance Overview

The Fund, for the twelve-month period ended November 30, 2023, generated a total return of 10.16%. Performance was generally in-line with the Fund’s Underlying Index, net of fees, which returned 10.91%. The Fund slightly underperformed the Morningstar Global Markets Index, which returned 11.33% for the same period.

The S&P 500® Index returned 13.84% for the trailing twelve-month (TTM) period that ended November 30, 2023, as fiscal year 2023 saw markets rebound from 2022 lows. The Federal Reserve Bank (Fed) continued its path of quantitative tightening in 2023 to combat inflation, reaching its target of peak rates with expectations of rate cuts into 2024 as Consumer Price Index (CPI), energy prices and yields trended towards more acceptable levels. US markets rallied substantially off the secondary effects of the Fed’s actions, which ALPS Advisors believes will lead to better odds of a soft landing, with expectations of rate cuts driving growth and equity multiples higher into the next year. Main macroeconomic talking points throughout 2023 centered on the path of future interest rates driven by monetary policy, and inflation trending towards the Fed’s 2% inflation target. Inflation significantly declined throughout 2023, with November 2023 numbers showing year-over-year CPI around 3.1%. Despite persistent recession calls, ALPS Advisors believes a gradual reduction in interest rates is likely to lead to an earnings recovery in the US, easing financial conditions for both US and global equities. With the recent recovery in sentiment and price for US markets, the S&P 500® Index Price-to- Earnings (P/E) ratio of 22.2x is slightly above its 10-year average of 20.6x. Looking forward, ALPS Advisors believes markets are likely to be data-dependent on job growth, CPI, spending and manufacturing data to justify the recent recovery in valuations.

DTEC slightly underperformed the Morningstar Global Markets Index, which returned 11.33% for the trailing twelve-month period ended November 30, 2023, with DTEC holding roughly 64% U.S. equities and 36% foreign equities at the end of the period. Despite slightly underperforming the Morningstar Global Markets Index, ALPS Advisors believes the Underlying Index's methodology of equally weighting 10 disruptive technology themes is primed for strength in the coming years as advancements in Artificial Intelligence (AI) are set to positively impact disruptive technology companies.

ALPS believes that disruptive technologies pave the way for a brighter future through innovation and fundamentally alter the way industries operate. Furthermore, the potential to capture returns within different disruptive technology themes is compelling and offers the potential to supercharge a portfolio. The Underlying Index employs an equal-weighted strategy to its disruptive themes, resulting in 10 sub-themes (3D Printing, Clean Energy & Smart Grid, Cloud Computing, Cyber Security, Data & Analytics, FinTech, Healthcare Innovation, IoT, Mobile Payments, Robotics & AI), each with a 10% allocation. The Fund picks the top 10 names from its universe that most represent the specific theme. Cybersecurity was the best-performing theme for the year, although all DTEC themes were negative for the TTM period. DTEC’s top performing name for the year was Crowdstrike Holdings Inc. (CRWD US), a cybersecurity company, gaining an impressive 101.44%. In contrast, the worst-performing name for DTEC was Cutera Inc. (CUTR US), a laser system manufacturer, falling 80.33%.

Looking ahead, ALPS Advisors believes that the Fund’s strategy of selecting the top disruptive themes in the market today will provide exposure to areas of the market ALPS Advisors believes will be high-growth relative to the Morningstar Global Markets Index.

4 | November 30, 2023

ALPS Disruptive Technologies ETF

Performance Overview	November 30, 2023 (Unaudited)

Fund Performance (as of November 30, 2023)

	1 Year	5 Year	Since Inception^
ALPS Disruptive Technologies ETF - NAV	10.16%+	8.28%	7.74%
ALPS Disruptive Technologies ETF - Market Price*	9.84%	8.23%	7.70%
Indxx Disruptive Technologies Index	10.91%	8.61%	8.08%
Morningstar® Global Markets Index	11.33%	8.65%	6.71%

Total Expense Ratio (per the current prospectus) is 0.50%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on December 28, 2017, with the first day of trading on the exchange of December 29, 2017.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.
+	Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

Indxx Disruptive Technologies Index (Ticker: IDTEC) is based around companies that enter traditional markets with new digital forms of production and distribution, are likely to disrupt an existing market and value network, displace established market leading firms, products and alliances and increasingly gain market share. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

The Morningstar® Global Markets Index, measures the performance of the stocks located in the developed and emerging countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Disruptive Technologies ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Disruptive Technologies ETF.

5 | November 30, 2023

ALPS Disruptive Technologies ETF

Performance Overview	November 30, 2023 (Unaudited)

Top Ten Holdings* (as of November 30, 2023)

Adyen NV	1.46%
Crowdstrike Holdings, Inc.	1.43%
Nemetschek SE	1.30%
Proto Labs, Inc.	1.29%
Vestas Wind Systems A/S	1.28%
Zscaler, Inc.	1.22%
AeroVironment, Inc.	1.22%
Splunk, Inc.	1.22%
Datadog, Inc.	1.20%
Dassault Systemes SE	1.20%
Total % of Top 10 Holdings	12.82%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Thematic Allocation* (as of November 30, 2023)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2023)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark indices. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2023

ALPS Global Travel Beneficiaries ETF

Performance Overview	November 30, 2023 (Unaudited)

Investment Objective

ALPS Global Travel Beneficiaries ETF (the "Fund" or "JRNY") seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network Global Travel Index (ticker symbol TRAVEL) (the “Underlying Index”).

The Underlying Index uses a rules-based methodology developed by S-Network Global Indexes Inc. (the "Index Provider"), which is designed to identify exchange-traded stocks of companies that are materially engaged in the global travel industry, including four segments: Airlines & Airport Services; Hotels, Casinos, Cruise Lines; Booking & Rental Agencies; and Ancillary Beneficiaries. The Underlying Index is compiled by the Index Provider and may be comprised of U.S. and non-U.S. companies, including foreign and emerging markets companies. In order to be eligible for inclusion in the Underlying Index's Index Universe, a company's stock must be traded on one or more major global securities exchanges and be principally engaged in or derive significant revenue from one of the segments. In addition, a company's stock must have a minimum market capitalization of at least $100 million, a three-month minimum average daily trading volume of $1 million, and a minimum free float factor of 18%. All equity securities meeting the above criteria are selected for inclusion in the Index Universe. From the Index Universe, the Underlying Index methodology selects and weights twenty stocks in each segment, subject to a minimum of one constituent per geographic region (U.S. & Canada, Europe, Pacific (ex-Canada), and Emerging) and a 65% maximum weight per geographic region. The Underlying Index is rebalanced and reconstituted quarterly on the third Friday of the last month in each calendar quarter.

Performance Overview

The Fund, for the twelve-month period ended November 30, 2023, generated a total return of 5.01%, slightly underperforming the Fund’s Underlying Index, net of fees, which returned 5.87%. The Fund underperformed the S&P 500® Index, which returned 13.84% for the same period.

The S&P 500® Index returned 13.84% for the trailing twelve-month (TTM) period that ended November 30, 2023, as fiscal year 2023 saw markets rebound from 2022 lows. The Federal Reserve Bank (Fed) continued its path of quantitative tightening in 2023 to combat inflation, reaching its target of peak rates with expectations of rate cuts into 2024 as Consumer Price Index (CPI), energy prices and yields trended towards more acceptable levels. US markets rallied substantially off the secondary effects of the Fed’s actions, which ALPS Advisors believes will lead to better odds of a soft landing, with expectations of rate cuts driving growth and equity multiples higher into the next year. Main macroeconomic talking points throughout 2023 centered on the path of future interest rates driven by monetary policy, and inflation trending towards the Fed’s 2% inflation target. Inflation significantly declined throughout 2023, with November 2023 numbers showing year-over-year CPI around 3.1%. Despite persistent recession calls, ALPS Advisors believes a gradual reduction in interest rates is likely to lead to an earnings recovery in the US, easing financial conditions for both US and global equities. With the recent recovery in sentiment and price for US markets, the S&P 500® Index Price-to- Earnings (P/E) ratio of 22.2x is slightly above its 10-year average of 20.6x. Looking forward, ALPS Advisors believes markets are likely to be data-dependent on job growth, CPI, spending and manufacturing data to justify the recent recovery in valuations.

In terms of global travel, ALPS Advisors believes travel companies and beneficiaries are poised to benefit from improving economic conditions. ALPS Advisors believes global travel continues to have its pulse on the state of the consumer, with strong travel spending expected to continue its recovery into 2024, and with overseas travel arrivals only 16% below pre-pandemic levels and spending up 1% compared to this time last year, according to the U.S. Travel Association. Travel beneficiaries have so far been able to pass the majority of increased costs related to inflation on to consumers, which has helped to reduce the strain on profit margins.

The best-performing stocks in the Fund for the TTM period were Uber Technologies Inc. (UBER US), which increased 93.48%, and RyanAir Holdings PLC (RYAAY US), which saw a gain of 56.19%. Furthermore, the top-performing JRNY segment was Airlines & Airport Services, returning -2.58%. The largest individual detractors for the TTM period were Sonder Holdings Inc. (SOND US), decreasing 65.44%, and Vacasa Inc. (VCSA US), which lost 57.65%.

Looking ahead, ALPS Advisors believes the Fund’s strategy of identifying companies that are materially engaged in global travel industries, including airlines, hotels, casinos and cruise lines, and companies that support and stand to benefit from those industries, is designed to provide a holistic and more diversified exposure to the secular tailwinds in global travel.

7 | November 30, 2023

ALPS Global Travel Beneficiaries ETF

Performance Overview	November 30, 2023 (Unaudited)

Fund Performance (as of November 30, 2023)

	1 Year	Since Inception^
ALPS Global Travel Beneficiaries ETF - NAV	5.01%+	-5.00%
ALPS Global Travel Beneficiaries ETF - Market Price*	4.76%	-4.96%
S-Network Global Travel Index	5.87%	-4.52%
Morningstar® Global Markets Index	11.33%	-1.82%

Total Expense Ratio (per the current prospectus) is 0.65%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on September 8, 2021, with the first day of trading on the exchange of September 9, 2021.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

+ Excludes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value and total return for shareholder transactions reported to the market may differ from the net asset value for financial reporting purposes.

The S-Network Global Travel Index (Ticker: TRAVEL) is an Index of stocks listed on global recognized stock exchanges that are materially engaged in segments of the global travel industry, including Airlines & Airport Services; Hotels, Casinos, and Cruise Lines; Booking & Rental Agencies; and ancillary beneficiaries of global travel. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

The Morningstar® Global Markets Index, measures the performance of the stocks located in the developed and emerging countries across the world. Stocks in the index are weighted by their float capital, which removes corporate cross ownership, government holdings and other locked-in shares.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Global Travel Beneficiaries ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Global Travel Beneficiaries ETF.

8 | November 30, 2023

ALPS Global Travel Beneficiaries ETF

Performance Overview	November 30, 2023 (Unaudited)

Top Ten Holdings* (as of November 30, 2023)

Uber Technologies, Inc.	5.51%
Walt Disney Co.	5.21%
Hilton Worldwide Holdings, Inc.	5.11%
American Express Co.	4.93%
Marriott International, Inc.	4.59%
Booking Holdings, Inc.	4.56%
LVMH Moet Hennessy Louis Vuitton SE	4.47%
Oriental Land Co., Ltd.	4.28%
Airbnb, Inc.	3.99%
Estee Lauder Cos., Inc.	3.72%
Total % of Top 10 Holdings	46.37%

*	% of Total Investments

Thematic Allocation* (as of November 30, 2023)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2023)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark indices. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9 | November 30, 2023

ALPS Medical Breakthroughs ETF

Performance Overview	November 30, 2023 (Unaudited)

Investment Objective

ALPS Medical Breakthroughs ETF (the “Fund” or “SBIO”) seeks investment results that correspond (before fees and expenses) generally to the performance of the S-Network® Medical Breakthroughs Index (the “Underlying Index”). The Fund will normally invest at least 80% of its net assets in securities that comprise the Underlying Index (or depositary receipts based on such securities).

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index is comprised of small- and mid-cap stocks of biotechnology companies that have one or more drugs in either Phase II or Phase III of the U.S. Food and Drug Administration ("FDA") clinical trials. In a Phase II trial, the drug is administered to a group of 100-300 people to see if it is effective and to evaluate its safety. In a Phase III trial, the drug is given to a larger group, between 500-3,000 people, to confirm its effectiveness, monitor side effects, compare it to commonly used treatments and collect information that will allow the drug or treatment to be used safely. Stocks selected for inclusion in the Underlying Index must be listed on a U.S. stock exchange. Underlying Index constituents must have a market capitalization of no less than $200 million and no more than $5 billion. Stocks included in the Underlying Index must also sustain an average daily trading volume in excess of $1 million for the 90-day period preceding an Underlying Index reconstitution. Constituents must be able to sustain the monthly rates at which they use shareholder capital ("cash burn rates") for at least 24 months. The Underlying Index is reconstituted semi-annually on the third Fridays of June and December.

Performance Overview

For the twelve-month period ended November 30, 2023, the Fund generated a total return of -15.76%, generally in-line with the Fund’s Underlying Index, net of fees, which returned -15.60%. The Fund underperformed the broad market, as represented by the S&P 500® Index, which returned 13.84% for the period, and also underperformed the NASDAQ Biotechnology Index’s (XNBI Index) return of -10.08%.

The S&P 500® Index returned 13.84% for the trailing twelve-month period that ended November 30, 2023, as fiscal year 2023 saw markets rebound from 2022 lows. The Federal Reserve Bank (Fed) continued its path of quantitative tightening in 2023 to combat inflation, reaching its target of peak rates with expectations of rate cuts into 2024 as Consumer Price Index (CPI), energy prices and yields trended towards more acceptable levels. US markets rallied substantially off the secondary effects of the Fed’s actions, which ALPS Advisors believes will lead to better odds of a soft landing, with expectations of rate cuts driving growth and equity multiples higher into the next year. Main macroeconomic talking points throughout 2023 centered on the path of future interest rates driven by monetary policy, and inflation trending towards the Fed’s 2% inflation target. Inflation significantly declined throughout 2023, with November 2023 numbers showing year-over-year CPI around 3.1%. Despite persistent recession calls, ALPS Advisors believes a gradual reduction in interest rates is likely to lead to an earnings recovery in the US, easing financial conditions for both US and global equities. With the recent recovery in sentiment and price for US markets, the S&P 500® Index Price-to-Earnings (P/E) ratio of 22.2x is slightly above its 10-year average of 20.6x. Looking forward, ALPS Advisors believes markets are likely to be data-dependent on job growth, CPI, spending and manufacturing data to justify the recent recovery in valuations.

ALPS Advisors believes the Fed's rate hike campaign, leaving the US in a higher-for-longer interest rate environment, has significantly impacted capital-intensive businesses, such as those within the biotechnology industry, leading the sector to lag other parts of the market. Despite headwinds caused by tighter financial conditions, large biopharma companies have been on a mergers and acquisition (M&A) spree, with 10 of SBIO’s small and mid-cap names being acquired during the period ended November 30, 2023. On top of the M&A news, numerous companies across SBIO’s 5 treatment focuses reported better-than-expected drug trial results throughout the year. Impressively, there were 59 US biotech M&A deals in 2023, with an average premium paid of +61.65% for the acquired biotech companies, highlighting attractive prices and a positive outlook for US biotech.

The Fund’s volatility during the period ended November 30, 2023 was higher than the S&P 500® Index, which is not unusual for the biotech industry, as the space typically carries a higher beta relative to the broad market. The best-performing stocks in the Fund for the period ended November 30, 2023 were Prometheus Biosciences Inc. (RXDX), Cymabay Therapeutics Inc. (CBAY), and Immunogen Inc. (IMGN), which returned 386.31%, 314.07%, and 255.30%, respectively. In contrast, the worst-performing stocks for the period ended November 30, 2023 were Aclaris Therapeutics Inc. (ACRS), Ventyx Biosciences Inc. (VTYX), and Kezar Life Sciences Inc. (KZR), which declined -94.39%, -93.38%, and -89.28%, respectively.

Due to the high failure rate of companies within the space, the non-traditional metrics used to evaluate biotech companies, and the technical knowledge required to succeed in the space, biotechnology is a difficult industry for stock pickers. ALPS Advisors believes this environment makes a passive strategy attractive, as it provides a diversified, rules-based access vehicle for those looking to gain exposure to the biotechnology space, while mitigating single-stock risk. The Fund and its Underlying Index focus on innovation, seeking to capture research and development opportunities in the biotechnology industry. Looking forward, ALPS Advisors believes the Fund’s strategy of providing exposure to small and mid-cap biotechnology companies that have one or more drugs in either Phase II or Phase III FDA clinical trials can provide potential alpha and pure-play exposure to the biotech space.

10 | November 30, 2023

ALPS Medical Breakthroughs ETF

Performance Overview	November 30, 2023 (Unaudited)

Fund Performance (as of November 30, 2023)

	1 Year	5 Year	Since Inception^
ALPS Medical Breakthroughs ETF - NAV	-15.76%	-4.19%	1.28%
ALPS Medical Breakthroughs ETF - Market Price*	-15.74%	-4.21%	1.27%
S-Network Medical Breakthroughs Index	-15.60%	-3.79%	1.66%
NASDAQ Biotechnology Index	-10.08%	3.19%	2.81%

Total Expense Ratio (per the current prospectus) is 0.50%

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced investment operations on December 30, 2014.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

NASDAQ Biotechnology Index (Ticker: NBI) is a modified market capitalization-weighted index designed to measure the performance of all the NASDAQ stocks in the biotechnology sector. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

S-Network Medical Breakthroughs Index (Ticker: PMBI) is designed to capture research and development opportunities in the biotechnology industry. PMBI consists of small-cap and mid-cap biotechnology stocks listed on U.S. stock exchanges that have one or more drugs in either Phase II or Phase III U.S. FDA clinical trials. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

One cannot invest directly in an index. Index performance does not reflect fund performance.

Companies in the pharmaceuticals and biotechnology industry may be subject to extensive litigation based on product liability and similar claims. Legislation introduced or considered by certain governments on such industries or on the healthcare sector cannot be predicted.

Companies in the pharmaceuticals industry are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some companies in the pharmaceuticals industry may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the pharmaceuticals industry are subject to government approvals, regulation and reimbursement rates. The process of obtaining government approvals may be long and costly. Many companies in the pharmaceuticals industry are heavily dependent on patents and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

The development of new drugs generally has a high failure rate, and such failures may negatively impact the stock price of the company developing the failed drug. Biotechnology companies may have persistent losses during a new product’s transition from development to production. In order to fund operations, biotechnology companies may require financing from the capital markets, which may not always be available on satisfactory terms or at all.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Medical Breakthroughs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the ALPS Medical Breakthroughs ETF.

ALPS Portfolio Solutions Distributor, Inc. is not affiliated with S-Network Global Indexes, Inc.

11 | November 30, 2023

ALPS Medical Breakthroughs ETF

Performance Overview	November 30, 2023 (Unaudited)

Top Ten Holdings* (as of November 30, 2023)

Immunovant, Inc.	4.32%
Vaxcyte, Inc.	4.10%
Cerevel Therapeutics Holdings, Inc.	3.45%
Alkermes PLC	3.39%
ACADIA Pharmaceuticals, Inc.	3.08%
Insmed, Inc.	3.04%
Axsome Therapeutics, Inc.	2.69%
Amicus Therapeutics, Inc.	2.67%
Krystal Biotech, Inc.	2.46%
Zai Lab, Ltd.	2.27%
Total % of Top 10 Holdings	31.47%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Sector Allocation* (as of November 30, 2023)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2023)

Comparison of change in value of a $10,000 investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark indices. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12 | November 30, 2023

ALPS ETF Trust

Disclosure of Fund Expenses	November 30, 2023

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the six month period and held through November 30, 2023.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by

$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/23	Ending Account Value 11/30/23	Expense Ratio(a)	Expenses Paid During Period 6/1/23 - 11/30/23(b)
ALPS Clean Energy ETF
Actual	$1,000.00	$726.60	0.55%	$2.38
Hypothetical (5% return before expenses)	$1,000.00	$1,022.31	0.55%	$2.79
ALPS Disruptive Technologies ETF
Actual	$1,000.00	$1,026.70	0.50%	$2.54
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54
ALPS Global Travel Beneficiaries ETF
Actual	$1,000.00	$1,017.90	0.65%	$3.29
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29
ALPS Medical Breakthroughs ETF
Actual	$1,000.00	$834.70	0.50%	$2.30
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

13 | November 30, 2023

ALPS ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF, ALPS Global Travel Beneficiaries ETF and ALPS Medical Breakthroughs ETF and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF, ALPS Global Travel Beneficiaries ETF and ALPS Medical Breakthroughs ETF (the “Funds”), each a series of ALPS ETF Trust, as of November 30, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2024

14 | November 30, 2023

ALPS Clean Energy ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
COMMON STOCKS (90.38%)
Consumer Discretionary (16.44%)
EVgo, Inc.(a)	330,193	$1,030,202
Fisker, Inc.(a)(b)	706,589	1,116,411
Lucid Group, Inc.(a)(b)	2,795,421	11,796,677
Rivian Automotive, Inc.(a)(b)	794,190	13,310,624
Tesla, Inc.(a)	69,976	16,799,838
Total Consumer Discretionary		44,053,752

Consumer Staples (4.79%)
Darling Ingredients, Inc.(a)	292,563	12,834,739

Energy (2.98%)
Clean Energy Fuels Corp.(a)(b)	572,981	2,068,461
Enviva, Inc.(b)	106,962	130,494
Gevo, Inc.(a)	779,117	880,402
Green Plains, Inc.(a)	197,167	4,905,515
Total Energy		7,984,872

Financials (3.27%)
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.(b)	361,959	8,763,027

Industrials (22.29%)
Ameresco, Inc., Class A(a)(b)	108,936	3,263,723
Array Technologies, Inc.(a)(b)	491,033	7,596,281
Ballard Power Systems, Inc.(a)(b)	858,567	3,013,570
Blink Charging Co.(a)(b)	201,242	647,999
ChargePoint Holdings, Inc.(a)(b)	1,077,690	2,004,504
Energy Vault Holdings, Inc.(a)(b)	312,385	718,486
Eos Energy Enterprises, Inc.(a)(b)	434,832	478,315
Fluence Energy, Inc.(a)(b)	141,041	3,537,308
Li-Cycle Holdings Corp.(a)(b)	481,790	424,746
Microvast Holdings, Inc.(a)(b)	561,434	656,878
NEXTracker, Inc.(a)	159,729	6,491,387
Nikola Corp.(a)(b)	2,579,117	2,507,933
Plug Power, Inc.(a)(b)	2,028,786	8,196,296
Shoals Technologies Group, Inc., Class A(a)	574,737	7,960,107
Stem, Inc.(a)(b)	501,914	1,440,493
SunPower Corp.(a)(b)	293,356	1,217,427
Sunrun, Inc.(a)(b)	720,750	9,297,675
TPI Composites, Inc.(a)(b)	136,301	287,595
Total Industrials		59,740,723

Information Technology (14.87%)
Enphase Energy, Inc.(a)	142,714	14,416,968
First Solar, Inc.(a)	95,513	15,070,041

Security Description	Shares	Value
Information Technology (continued)
Itron, Inc.(a)	153,944	$10,372,747
Total Information Technology		39,859,756

Materials (7.24%)
Albemarle Corp.(b)	90,844	11,016,652
Livent Corp.(a)(b)	609,828	8,391,233
Total Materials		19,407,885

Utilities (18.50%)
Altus Power, Inc.(a)	178,829	894,145
Boralex, Inc., Class A(b)	348,674	7,921,898
Clearway Energy, Inc., Class C	278,179	6,946,130
Innergex Renewable Energy, Inc.(b)	528,054	3,739,710
Northland Power, Inc.(b)	864,653	14,056,704
Ormat Technologies, Inc.	175,072	11,785,847
Sunnova Energy International, Inc.(a)(b)	363,392	4,215,347
Total Utilities		49,559,781

TOTAL COMMON STOCKS
(Cost $506,955,708)		242,204,535

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (9.38%)
Utilities (9.38%)
Brookfield Renewable Partners LP	713,804	17,648,494
NextEra Energy Partners LP	318,331	7,493,512
Total Utilities		25,142,006

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $43,072,929)		25,142,006

15 | November 30, 2023

ALPS Clean Energy ETF

Schedule of Investments	November 30, 2023

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (16.76%)
Money Market Fund (0.09%)
State Street Institutional Treasury Plus Money Market Fund - Premier Class
(Cost $230,903)	5.31%	230,903	$230,903

Investments Purchased with Collateral from Securities Loaned (16.67%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.37%
(Cost $44,662,743)		44,662,743	$44,662,743
TOTAL SHORT TERM INVESTMENTS

(Cost $44,893,646)			44,893,646

TOTAL INVESTMENTS (116.52%)
(Cost $594,922,283)			$312,240,187
LIABILITIES IN EXCESS OF OTHER ASSETS (-16.52%)			(44,263,229)
NET ASSETS - 100.00%			$267,976,958

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $75,116,300.

See Notes to Financial Statements.

16 | November 30, 2023

ALPS Disruptive Technologies ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
COMMON STOCKS (98.65%)
Communication Services (1.07%)
Netflix, Inc.(a)	2,202	$1,043,682

Consumer Discretionary (4.10%)
ADT, Inc.(b)	166,364	976,557
Garmin, Ltd.	9,420	1,151,501
iRobot Corp.(a)	26,101	942,507
Tesla, Inc.(a)	3,841	922,147
Total Consumer Discretionary		3,992,712

Financials (16.91%)
Adyen NV(a)(c)(d)	1,213	1,414,089
American Express Co.	6,175	1,054,505
Block, Inc., Class A(a)	17,271	1,095,499
Fidelity National Information Services, Inc.	17,823	1,045,140
Fiserv, Inc.(a)	7,877	1,028,815
FleetCor Technologies, Inc.(a)	3,567	857,864
Global Payments, Inc.	7,657	891,581
GMO Payment Gateway, Inc.	15,400	904,410
Jack Henry & Associates, Inc.	6,416	1,018,155
Kaspi.KZ JSC, GDR(d)	10,417	1,062,534
Mastercard, Inc., Class A	2,326	962,569
Moody's Corp.	2,822	1,029,917
Pagseguro Digital, Ltd., Class A(a)	113,153	1,140,582
PayPal Holdings, Inc.(a)	15,712	905,168
S&P Global, Inc.	2,455	1,020,863
Visa, Inc., Class A	3,939	1,011,063
Total Financials		16,442,754

Health Care (10.99%)
Align Technology, Inc.(a)	2,853	609,971
Boston Scientific Corp.(a)	17,991	1,005,517
Dexcom, Inc.(a)	9,242	1,067,636
DiaSorin SpA	9,676	915,676
HealthEquity, Inc.(a)	13,557	908,590
Insulet Corp.(a)	5,430	1,026,759
Intuitive Surgical, Inc.(a)	3,258	1,012,717
PROCEPT BioRobotics Corp.(a)	27,173	1,007,303
ResMed, Inc.	6,452	1,017,674
Shanghai MicroPort MedBot Group Co., Ltd.(a)(b)	446,500	1,146,074
Smith & Nephew PLC,
Sponsored ADR	36,701	952,391
Total Health Care		10,670,308

Industrials (16.75%)
3D Systems Corp.(a)(b)	182,989	977,161

Security Description	Shares	Value
Industrials (continued)
AeroVironment, Inc.(a)	8,584	$1,181,244
AutoStore Holdings, Ltd.(a)(b)(c)(d)	584,830	969,947
Experian PLC	28,027	1,027,160
FANUC Corp.	34,243	950,194
Goldwind Science & Technology Co., Ltd., Class H	1,849,400	847,599
Proto Labs, Inc.(a)	34,480	1,248,176
RELX PLC, Sponsored ADR(b)	28,838	1,112,570
Schneider Electric SE	5,769	1,058,854
Sensata Technologies Holding PLC	26,311	855,371
SS&C Technologies Holdings, Inc.	17,527	986,069
Thomson Reuters Corp.(b)	7,537	1,052,997
TransUnion	12,039	706,930
Verisk Analytics, Inc.	3,966	957,511
Vestas Wind Systems A/S	44,975	1,244,838
Wolters Kluwer NV	7,969	1,095,553
Total Industrials		16,272,174

Information Technology (45.87%)
Adobe, Inc.(a)	1,738	1,061,935
Alarm.com Holdings, Inc.(a)	16,465	897,013
Allegro MicroSystems, Inc.(a)	27,712	754,321
ANSYS, Inc.(a)	3,037	890,934
Autodesk, Inc.(a)	4,398	960,655
Check Point Software Technologies, Ltd.(a)	7,162	1,045,652
Cognex Corp.	22,067	831,926
Crowdstrike Holdings, Inc., Class A(a)	5,836	1,383,075
CyberArk Software, Ltd.(a)	5,775	1,150,783
Dassault Systemes SE	24,852	1,162,257
Datadog, Inc., Class A(a)	10,020	1,168,031
Dynatrace, Inc.(a)	20,070	1,074,749
First Solar, Inc.(a)	5,380	848,856
Fortinet, Inc.(a)	15,360	807,322
Gen Digital, Inc.	48,500	1,070,880
Guidewire Software, Inc.(a)	11,442	1,143,513
Intuit, Inc.	1,740	994,340
Itron, Inc.(a)	15,058	1,014,608
Keyence Corp.	2,356	1,006,695
Nemetschek SE	14,509	1,264,069
Okta, Inc.(a)	11,079	742,847
Omron Corp.	20,100	840,415
Palo Alto Networks, Inc.(a)	3,937	1,161,769
PTC, Inc.(a)	6,700	1,054,312
Qorvo, Inc.(a)	9,824	948,016

17 | November 30, 2023

ALPS Disruptive Technologies ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
Information Technology (continued)
Qualys, Inc.(a)	6,265	$1,158,023
Renishaw PLC	21,936	868,456
Salesforce, Inc.(a)	4,374	1,101,811
Samsara, Inc., Class A(a)	31,406	864,921
SAP SE, Sponsored ADR	6,913	1,099,997
SenseTime Group, Inc.(a)(b)(c)(d)	4,989,000	868,619
ServiceNow, Inc.(a)	1,615	1,107,470
Silicon Laboratories, Inc.(a)(b)	7,627	803,657
Skyworks Solutions, Inc.	9,857	955,439
Snowflake, Inc., Class A(a)	6,065	1,138,279
SolarEdge Technologies, Inc.(a)	6,354	504,381
Splunk, Inc.(a)	7,783	1,179,436
Stratasys, Ltd.(a)	69,990	772,690
Temenos AG	13,083	1,105,862
Trend Micro, Inc.	22,915	1,161,361
Workday, Inc., Class A(a)	3,875	1,049,040
Xero, Ltd.(a)	12,322	839,009
Xinyi Solar Holdings, Ltd.	1,182,000	679,423
Zoom Video Communications, Inc., Class A(a)	13,142	891,422
Zscaler, Inc.(a)	6,014	1,187,946
Total Information Technology		44,616,215

Real Estate (1.04%)
Equinix, Inc.	1,242	1,012,242

Utilities (1.92%)
China Longyuan Power Group Corp., Ltd., Class H	1,149,000	860,503
Enlight Renewable Energy, Ltd.(a)	58,368	1,008,015
Total Utilities		1,868,518

TOTAL COMMON STOCKS
(Cost $100,571,224)		95,918,605

Security Description	Shares	Value
MASTER LIMITED PARTNERSHIPS (1.01%)
Utilities (1.01%)
Brookfield Renewable Partners LP	39,729	982,282

TOTAL MASTER LIMITED PARTNERSHIPS
(Cost $1,160,797)		982,282

Security Description	Shares	Value
Utilities (continued)
SHORT TERM INVESTMENTS (1.23%)
Investments Purchased with Collateral from Securities Loaned (1.23%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.37%
(Cost $1,192,658)	1,192,658	$1,192,658

TOTAL SHORT TERM INVESTMENTS
(Cost $1,192,658)		1,192,658

TOTAL INVESTMENTS (100.88%)
(Cost $102,924,679)		$98,093,545
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.88%)		(860,230)
NET ASSETS - 100.00%		$97,233,315

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $6,042,770.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $3,252,655, representing 3.35% of net assets.
(d)

Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2023, the market value of those securities was $4,315,188, representing 4.44% of net assets.

See Notes to Financial Statements.

18 | November 30, 2023

ALPS Global Travel Beneficiaries ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
COMMON STOCKS (99.77%)
Communication Services (5.49%)
TripAdvisor, Inc.(a)	994	$17,723
Walt Disney Co.	3,425	317,463
Total Communication Services		335,186

Consumer Discretionary (48.37%)
Accor SA	430	14,889
Airbnb, Inc., Class A(a)	1,925	243,205
Amadeus IT Group SA	984	67,285
Avolta AG(a)	369	12,865
Booking Holdings, Inc.(a)	89	278,188
Caesars Entertainment, Inc.(a)	1,534	68,600
Churchill Downs, Inc.	534	61,821
Cie Financiere Richemont SA, Class A	944	117,717
Expedia Group, Inc.(a)	1,134	154,428
Flight Centre Travel Group, Ltd.	1,219	14,764
Galaxy Entertainment Group, Ltd.	11,000	56,892
Global Business Travel Group I(a)	2,720	16,918
H World Group, Ltd., ADR	1,475	53,956
Hilton Worldwide Holdings, Inc.	1,859	311,420
InterContinental Hotels Group PLC	293	22,623
Las Vegas Sands Corp.	1,707	78,727
LVMH Moet Hennessy Louis Vuitton SE	356	272,299
Marriott International, Inc., Class A	1,379	279,523
MGM Resorts International	2,010	79,274
Oriental Land Co., Ltd.	7,700	260,977
Royal Caribbean Cruises, Ltd.(a)	457	49,109
Sabre Corp.(a)	2,952	10,421
Samsonite International SA(a)(b)(c)	13,800	40,280
Sega Sammy Holdings, Inc.	1,500	21,727
Tongcheng Travel Holdings, Ltd.(a)(c)	6,800	12,518
Trainline PLC(a)(b)(c)	5,058	18,211
Trip.com Group, Ltd., ADR(a)	3,687	129,709
TUI AG(a)	2,648	16,060
Vail Resorts, Inc.	351	76,276
WH Smith PLC	883	14,124
Wyndham Hotels & Resorts, Inc.	717	55,453

Security Description	Shares	Value
Consumer Discretionary (continued)
Wynn Resorts, Ltd.	475	$40,100
Total Consumer Discretionary		2,950,359

Consumer Staples (8.51%)
Estee Lauder Cos., Inc., Class A	1,774	226,521
Hormel Foods Corp.	2,315	70,816
Kose Corp.	300	21,176
L'Oreal SA	426	199,877
Total Consumer Staples		518,390

Financials (5.55%)
American Express Co.	1,760	300,555
Euronet Worldwide, Inc.(a)	435	37,941
Total Financials		338,496

Industrials (26.11%)
Aena SME SA(b)(c)	173	29,744
Air France-KLM(a)	1,500	18,992
Airbus SE	850	126,015
Alaska Air Group, Inc.(a)	955	36,109
American Airlines Group, Inc.(a)	3,968	49,322
ANA Holdings, Inc.	3,100	63,815
Avis Budget Group, Inc.(a)	78	14,262
Dassault Aviation SA	79	15,685
Delta Air Lines, Inc.	5,598	206,734
Deutsche Lufthansa AG(a)	1,768	15,357
Elis SA	838	16,127
Flughafen Zurich AG	76	16,082
Grab Holdings, Ltd.(a)	4,112	12,500
Grupo Aeroportuario del Centro Norte SAB de CV	1,780	16,162
Grupo Aeroportuario del Pacifico SAB de CV	2,156	32,840
Grupo Aeroportuario del Sureste SAB de CV, ADR	141	33,199
Hertz Global Holdings, Inc.(a)	970	8,090
International Consolidated Airlines Group SA(a)	7,881	15,232
Japan Airlines Co., Ltd.	2,600	49,296
Korean Air Lines Co., Ltd.	2,898	50,428
Localiza Rent a Car SA	2,592	31,618
Lyft, Inc., Class A(a)	1,421	16,668
Qantas Airways, Ltd.(a)	17,468	61,173
Ryanair Holdings PLC, ADR(a)	219	25,890
Singapore Airlines, Ltd.	8,000	37,916
Sixt SE	146	14,494
Southwest Airlines Co.	4,540	116,088
Turk Hava Yollari AO(a)	4,301	37,387
Uber Technologies, Inc.(a)	5,957	335,856

19 | November 30, 2023

ALPS Global Travel Beneficiaries ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
Industrials (continued)
United Airlines Holdings, Inc.(a)	2,272	$89,517
Total Industrials		1,592,598

Information Technology (0.83%)
Agilysys, Inc.(a)	217	18,682
Clear Secure, Inc.	731	15,592
PROS Holdings, Inc.(a)	445	16,265
Total Information Technology		50,539

Real Estate (4.91%)
Gaming and Leisure Properties, Inc.	2,743	128,180
Host Hotels & Resorts, Inc.	6,887	120,315
Ryman Hospitality Properties, Inc.	510	51,179
Total Real Estate		299,674

TOTAL COMMON STOCKS
(Cost $6,480,772)		6,085,242

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.18%)
Money Market Fund (0.18%)
State Street Institutional Treasury Plus Money Market Fund - Premier Class	5.31%	11,058	11,058

TOTAL SHORT TERM INVESTMENTS

(Cost $11,058)			11,058

TOTAL INVESTMENTS (99.95%)
(Cost $6,491,830)			$6,096,300
OTHER ASSETS IN EXCESS OF LIABILITIES (0.05%)			3,089
NET ASSETS - 100.00%			$6,099,389

(a)	Non-income producing security.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $88,235, representing 1.45% of net assets.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2023, the market value of those securities was $100,753, representing 1.65% of net assets.

See Notes to Financial Statements.

20 | November 30, 2023

ALPS Medical Breakthroughs ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
COMMON STOCKS (99.96%)
Biotechnology (87.97%)
89bio, Inc.(a)(b)	53,316	$428,661
Aadi Bioscience, Inc.(a)(b)	17,326	91,135
ACADIA Pharmaceuticals, Inc.(a)	115,654	2,576,771
Aerovate Therapeutics, Inc.(a)	19,528	306,785
Agios Pharmaceuticals, Inc.(a)	39,374	875,284
Akero Therapeutics, Inc.(a)	39,281	657,564
Aldeyra Therapeutics, Inc.(a)	41,392	114,656
Alector, Inc.(a)	59,213	320,934
Alkermes PLC(a)	117,652	2,840,120
Allogene Therapeutics, Inc.(a)	118,409	278,261
Altimmune, Inc.(a)(b)	37,219	117,612
ALX Oncology Holdings, Inc.(a)(b)	29,066	227,877
Ambrx Biopharma Inc(a)	43,621	503,386
Amicus Therapeutics, Inc.(a)	202,813	2,234,999
AnaptysBio, Inc.(a)	18,755	265,196
Anavex Life Sciences Corp.(a)(b)	57,883	417,336
Arcellx, Inc.(a)	34,163	1,794,582
Arcturus Therapeutics Holdings, Inc.(a)	18,784	449,689
Arcus Biosciences, Inc.(a)	52,623	792,502
ARS Pharmaceuticals, Inc.(a)(b)	67,511	326,078
Aura Biosciences, Inc.(a)	26,977	216,356
Aurinia Pharmaceuticals, Inc.(a)(b)	101,307	875,292
Autolus Therapeutics PLC, ADR(a)	122,678	525,062
Avidity Biosciences, Inc.(a)(b)	52,339	408,768
BioCryst Pharmaceuticals, Inc.(a)	133,857	787,079
Catalyst Pharmaceuticals, Inc.(a)	75,286	1,086,377
Celldex Therapeutics, Inc.(a)	33,379	1,008,380
Cerevel Therapeutics Holdings, Inc.(a)(b)	111,250	2,884,713
Compass Therapeutics, Inc.(a)(b)	90,033	148,554
Crinetics Pharmaceuticals, Inc.(a)	38,631	1,228,079
Day One Biopharmaceuticals, Inc.(a)(b)	61,431	711,371
Deciphera Pharmaceuticals, Inc.(a)	55,675	702,062
Denali Therapeutics, Inc.(a)	97,072	1,797,773
Disc Medicine, Inc.(a)	16,164	891,929
Enanta Pharmaceuticals, Inc.(a)	14,871	138,895
Galapagos NV, Sponsored ADR(a)	46,289	1,732,597
Geron Corp.(a)	369,700	713,521
HilleVax, Inc.(a)	27,700	379,767

Security Description	Shares	Value
Biotechnology (continued)
Ideaya Biosciences, Inc.(a)	40,654	$1,278,568
I-Mab, ADR(a)(b)	57,854	90,252
Immunocore Holdings PLC, ADR(a)	34,572	1,822,982
Immunovant, Inc.(a)	92,302	3,611,776
InflaRx NV(a)	41,599	56,159
Insmed, Inc.(a)	101,580	2,541,532
Ironwood Pharmaceuticals, Inc.(a)	110,210	1,091,079
iTeos Therapeutics, Inc.(a)	25,279	236,611
KalVista Pharmaceuticals, Inc.(a)	24,200	204,248
Karyopharm Therapeutics, Inc.(a)(b)	80,779	62,200
Keros Therapeutics, Inc.(a)(b)	20,958	635,866
Kezar Life Sciences, Inc.(a)	51,347	43,008
Kiniksa Pharmaceuticals, Ltd., Class A(a)	49,563	801,434
Krystal Biotech, Inc.(a)	19,777	2,061,357
Kura Oncology, Inc.(a)(b)	52,440	507,095
MacroGenics, Inc.(a)(b)	43,756	359,237
MannKind Corp.(a)(b)	189,558	686,200
Mersana Therapeutics, Inc.(a)(b)	85,123	140,453
MiMedx Group, Inc.(a)	82,014	637,249
Mineralys Therapeutics, Inc.(a)(b)	28,862	192,221
Morphic Holding, Inc.(a)(b)	33,855	802,363
PDS Biotechnology Corp.(a)	21,801	114,673
Point Biopharma Global, Inc.(a)	74,707	1,016,015
ProKidney Corp.(a)(b)	166,173	279,171
Protagonist Therapeutics, Inc.(a)	40,634	739,945
Prothena Corp. PLC(a)(b)	37,815	1,232,013
RAPT Therapeutics, Inc.(a)(b)	24,271	352,415
Recursion Pharmaceuticals, Inc.(a)(b)	149,552	1,024,431
Replimune Group, Inc.(a)	41,671	465,882
Rhythm Pharmaceuticals, Inc.(a)	40,197	1,343,786
Sage Therapeutics, Inc.(a)	42,304	828,312
Scholar Rock Holding Corp.(a)(b)	39,721	500,087
SpringWorks Therapeutics, Inc.(a)	44,196	1,343,116
Stoke Therapeutics, Inc.(a)(b)	31,259	118,472
Summit Therapeutics, Inc.(a)(b)	492,828	1,000,441
Syndax Pharmaceuticals, Inc.(a)	49,087	817,053
Travere Therapeutics, Inc.(a)	52,983	332,733
Vanda Pharmaceuticals, Inc.(a)	40,627	151,132
Vaxcyte, Inc.(a)(b)	66,294	3,432,040
Vera Therapeutics, Inc.(a)	31,301	424,129

21 | November 30, 2023

ALPS Medical Breakthroughs ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
Biotechnology (continued)
Vericel Corp.(a)	33,650	$1,195,921
Viking Therapeutics, Inc.(a)(b)	70,661	863,477
Vir Biotechnology, Inc.(a)	94,828	899,918
Viridian Therapeutics, Inc.(a)(b)	30,848	516,396
Xencor, Inc.(a)	42,817	785,264
Xenon Pharmaceuticals, Inc.(a)	45,313	1,657,550
Zai Lab, Ltd., ADR(a)(b)	69,735	1,903,069
Zentalis Pharmaceuticals, Inc.(a)(b)	49,876	561,105
Total Biotechnology		73,616,439

Pharmaceuticals (11.99%)
Aclaris Therapeutics, Inc.(a)	50,005	43,739
Amylyx Pharmaceuticals, Inc.(a)	47,591	673,889
Arvinas, Inc.(a)	37,784	830,114
Atea Pharmaceuticals, Inc.(a)	58,911	176,144
Axsome Therapeutics, Inc.(a)(b)	33,331	2,248,177
Cassava Sciences, Inc.(a)(b)	29,646	617,526
Corcept Therapeutics, Inc.(a)	72,439	1,845,021
Cymabay Therapeutics, Inc.(a)	69,328	1,326,244
Edgewise Therapeutics, Inc.(a)(b)	44,830	272,566
Pliant Therapeutics, Inc.(a)(b)	42,265	587,061
Tarsus Pharmaceuticals, Inc.(a)(b)	23,041	380,868
Terns Pharmaceuticals, Inc.(a)(b)	43,138	191,964
Ventyx Biosciences, Inc.(a)	41,595	89,845
Verona Pharma PLC, ADR(a)(b)	56,140	759,013
Total Pharmaceuticals		10,042,171

TOTAL COMMON STOCKS
(Cost $107,771,200)		83,658,610

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (6.82%)
State Street Institutional Treasury Plus Money Market Fund - Premier Class
(Cost $30,222)	5.31%	30,222	$30,222

Investments Purchased with Collateral from Securities Loaned (6.78%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.37%
(Cost $5,675,500)		5,675,500	$5,675,500
TOTAL SHORT TERM INVESTMENTS

(Cost $5,705,722)			5,705,722
TOTAL INVESTMENTS (106.78%)
(Cost $113,476,922)			$89,364,332
LIABILITIES IN EXCESS OF OTHER ASSETS (-6.78%)			(5,674,814)
NET ASSETS - 100.00%			$83,689,517

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $16,629,975.

See Notes to Financial Statements

22 | November 30, 2023

ALPS ETF Trust

Statements of Assets and Liabilities	November 30, 2023

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Global Travel Beneficiaries ETF	ALPS Medical Breakthroughs ETF
ASSETS:
Investments, at value(a)	$312,240,187	$98,093,545	$6,096,300	$89,364,332
Foreign Currency, at value (Cost $–, $11, $– and $–)	–	11	–	–
Dividends receivable	632,804	271,582	6,242	33,740
Receivable for investments sold	779,749	748,410	–	–
Total Assets	313,652,740	99,113,548	6,102,542	89,398,072

LIABILITIES:
Payable to adviser	137,820	38,183	3,153	33,055
Payable for capital shares redeemed	780,623	–	–	–
Payable for collateral upon return of securities loaned	44,662,743	1,192,658	–	5,675,500
Payable to custodian for overdraft	–	649,392	–	–
Payable to custodian for foreign currency overdraft	94,596	–	–	–
Total Liabilities	45,675,782	1,880,233	3,153	5,708,555
NET ASSETS	$267,976,958	$97,233,315	$6,099,389	$83,689,517

NET ASSETS CONSIST OF:
Paid-in capital	$748,925,059	$129,710,601	$7,529,713	$249,964,564
Total distributable earnings/(accumulated losses)	(480,948,101)	(32,477,286)	(1,430,324)	(166,275,047)
NET ASSETS	$267,976,958	$97,233,315	$6,099,389	$83,689,517

INVESTMENTS, AT COST	$594,922,283	$102,924,679	$6,491,830	$113,476,922

PRICING OF SHARES
Net Assets	$267,976,958	$97,233,315	$6,099,389	$83,689,517
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	8,550,002	2,525,002	275,002	3,175,000
Net Asset Value, offering and redemption price per share	$31.34	$38.51	$22.18	$26.36

(a)	Includes $75,116,300, $6,042,770, $– and $16,629,975 of securities on loan.

See Notes to Financial Statements.

23 | November 30, 2023

ALPS ETF Trust

Statements of Operations	For the Year Ended November 30, 2023

	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Global Travel Beneficiaries ETF	ALPS Medical Breakthroughs ETF
INVESTMENT INCOME:
Dividends*	$3,894,024	$852,026	$67,928	$7,882
Securities Lending Income	3,961,861	144,641	202	155,503
Total Investment Income	7,855,885	996,667	68,130	163,385

EXPENSES:
Investment adviser fees	2,629,808	542,678	43,201	516,298
Total Expenses	2,629,808	542,678	43,201	516,298
NET INVESTMENT INCOME/(LOSS)	5,226,077	453,989	24,929	(352,913)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments(a)	(93,836,526)	(5,173,439)	123,374	(4,825,859)
Net realized loss on foreign currency transactions	(30,949)	(14,887)	(2,196)	–
Total net realized gain/(loss)	(93,867,475)	(5,188,326)	121,178	(4,825,859)
Net change in unrealized appreciation/(depreciation) on investments	(179,380,821)	14,918,208	322,295	(11,906,628)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(992)	(1,024)	104	–
Total net change in unrealized appreciation/(depreciation)	(179,381,813)	14,917,184	322,399	(11,906,628)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS	(273,249,288)	9,728,858	443,577	(16,732,487)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(268,023,211)	$10,182,847	$468,506	$(17,085,400)
*Net of foreign tax withholding.	$572,666	$49,833	$3,660	$–

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

24 | November 30, 2023

ALPS Clean Energy ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022
OPERATIONS:
Net investment income	$5,226,077	$5,115,730
Net realized loss	(93,867,475)	(19,774,548)
Net change in unrealized appreciation/(depreciation)	(179,381,813)	(235,883,266)
Net decrease in net assets resulting from operations	(268,023,211)	(250,542,084)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(4,542,388)	(2,463,315)
From tax return of capital	(973,150)	(3,378,816)
Total distributions	(5,515,538)	(5,842,131)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	172,062,512	203,438,962
Cost of shares redeemed	(338,457,659)	(253,910,852)
Net decrease from capital share transactions	(166,395,147)	(50,471,890)
Net decrease in net assets	(439,933,896)	(306,856,105)

NET ASSETS:
Beginning of year	707,910,854	1,014,766,959
End of year	$267,976,958	$707,910,854

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	12,700,002	13,725,002
Shares sold	4,250,000	3,625,000
Shares redeemed	(8,400,000)	(4,650,000)
Shares outstanding, end of year	8,550,002	12,700,002

See Notes to Financial Statements.

25 | November 30, 2023

ALPS Disruptive Technologies ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022
OPERATIONS:
Net investment income/(loss)	$453,989	$(74,355)
Net realized gain/(loss)	(5,188,326)	4,788,241
Net change in unrealized appreciation/(depreciation)	14,917,184	(64,939,656)
Net increase/(decrease) in net assets resulting from operations	10,182,847	(60,225,770)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(25,708)	(621,900)
Total distributions	(25,708)	(621,900)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	1,675,949	14,781,795
Cost of shares redeemed	(36,813,357)	(69,266,142)
Net decrease from capital share transactions	(35,137,408)	(54,484,347)
Net decrease in net assets	(24,980,269)	(115,332,017)

NET ASSETS:
Beginning of year	122,213,584	237,545,601
End of year	$97,233,315	$122,213,584

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	3,500,002	4,925,002
Shares sold	50,000	325,000
Shares redeemed	(1,025,000)	(1,750,000)
Shares outstanding, end of year	2,525,002	3,500,002

See Notes to Financial Statements.

26 | November 30, 2023

ALPS Global Travel Beneficiaries ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022
OPERATIONS:
Net investment income/(loss)	$24,929	$(16,209)
Net realized gain/(loss)	121,178	(513,843)
Net change in unrealized appreciation/(depreciation)	322,399	(342,658)
Net increase/(decrease) in net assets resulting from operations	468,506	(872,710)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(3,090)	(12,194)
Total distributions	(3,090)	(12,194)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	576,398	9,593,771
Cost of shares redeemed	(2,863,139)	(8,453,163)
Net increase/(decrease) from capital share transactions	(2,286,741)	1,140,608
Net increase/(decrease) in net assets	(1,821,325)	255,704

NET ASSETS:
Beginning of year	7,920,714	7,665,010
End of year	$6,099,389	$7,920,714

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	375,002	325,002
Shares sold	25,000	450,000
Shares redeemed	(125,000)	(400,000)
Shares outstanding, end of year	275,002	375,002

See Notes to Financial Statements.

27 | November 30, 2023

ALPS Medical Breakthroughs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022

OPERATIONS:
Net investment loss	$(352,913)	$(481,312)
Net realized loss	(4,825,859)	(64,609,014)
Net change in unrealized appreciation/(depreciation)	(11,906,628)	14,490,450
Net decrease in net assets resulting from operations	(17,085,400)	(50,599,876)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	5,897,730	23,693,301
Cost of shares redeemed	(20,131,389)	(47,014,164)
Net decrease from capital share transactions	(14,233,659)	(23,320,863)
Net decrease in net assets	(31,319,059)	(73,920,739)

NET ASSETS:
Beginning of year	115,008,576	188,929,315
End of year	$83,689,517	$115,008,576

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	3,675,000	4,400,000
Shares sold	200,000	725,000
Shares redeemed	(700,000)	(1,450,000)
Shares outstanding, end of year	3,175,000	3,675,000

See Notes to Financial Statements.

28 | November 30, 2023

ALPS Clean Energy ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021		For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$55.74	$73.94	$70.05		$32.23	$25.03

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.47	0.39	0.20		0.25	0.32
Net realized and unrealized gain/(loss)	(24.38)	(18.14)	4.11		38.08	7.42
Total from investment operations	(23.91)	(17.75)	4.31		38.33	7.74
DISTRIBUTIONS:
From net investment income	(0.40)	(0.19)	(0.17)		(0.18)	(0.23)
Tax return of capital	(0.09)	(0.26)	(0.25)		(0.33)	(0.31)
Total distributions	(0.49)	(0.45)	(0.42)		(0.51)	(0.54)
Net increase/(decrease) in net asset value	(24.40)	(18.20)	3.89		37.82	7.20
NET ASSET VALUE, END OF PERIOD	$31.34	$55.74	$73.94		$70.05	$32.23
TOTAL RETURN(b)	(43.11)%	(24.00)%	6.16%		120.45%	31.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$267,977	$707,911	$1,014,767		$609,457	$106,359
Ratio of expenses to average net assets	0.55%	0.55%	0.56	%(c)	0.65%	0.65%
Ratio of net investment income to average net assets	1.09%	0.69%	0.26%		0.57%	1.10%
Portfolio turnover rate(d)	38%	44%	39%		34%	15%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Effective January 1, 2021, the Fund's Advisory Fee changed from 0.65% to 0.55%.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

29 | November 30, 2023

ALPS Disruptive Technologies ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$34.92	$48.23	$42.99	$31.88	$26.21

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/ (loss)(a)	0.15	(0.02)	0.15	0.25	0.14
Net realized and unrealized gain/(loss)	3.45	(13.17)	5.26	11.00	5.61
Total from investment operations	3.60	(13.19)	5.41	11.25	5.75
DISTRIBUTIONS:
From net investment income	(0.01)	(0.12)	(0.17)	(0.14)	(0.08)
Total distributions	(0.01)	(0.12)	(0.17)	(0.14)	(0.08)

Net increase/(decrease) in net asset value	3.59	(13.31)	5.24	11.11	5.67
NET ASSET VALUE, END OF PERIOD	$38.51	$34.92	$48.23	$42.99	$31.88
TOTAL RETURN(b)	10.31%	(27.41)%	12.60%	35.42%	22.04%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$97,233	$122,214	$237,546	$150,459	$74,910
Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income/(loss) to
average net assets	0.42%	(0.05)%	0.31%	0.72%	0.48%
Portfolio turnover rate(c)	34%	31%	26%	38%	42%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

30 | November 30, 2023

ALPS Global Travel Beneficiaries ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Period September 8, 2021 (Commencement of Operations) to November 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$21.12	$23.58	$24.91

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.08	(0.04)	0.05
Net realized and unrealized gain/(loss)	0.99	(2.39)	(1.38)
Total from investment operations	1.07	(2.43)	(1.33)

DISTRIBUTIONS:
From net investment income	(0.01)	(0.03)	–
Total distributions	(0.01)	(0.03)	–

Net increase/(decrease) in net asset value	1.06	(2.46)	(1.33)
NET ASSET VALUE, END OF PERIOD	$22.18	$21.12	$23.58
TOTAL RETURN(b)	5.06%	(10.27)%	(5.34)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$6,099	$7,921	$7,665

Ratio of expenses to average net assets	0.65%	0.65%	0.65	%(c)
Ratio of net investment income/(loss) to average net assets	0.38%	(0.18)%	0.82	%(c)
Portfolio turnover rate(d)	54%	57%	19%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

31 | November 30, 2023

ALPS Medical Breakthroughs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$31.29	$42.94	$49.00	$39.51	$33.59

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/ (loss)(a)	(0.10)	(0.13)	(0.18)	(0.13)	0.03
Net realized and unrealized gain/(loss)	(4.83)	(11.52)	(5.88)	9.64	6.67
Total from investment operations	(4.93)	(11.65)	(6.06)	9.51	6.70

DISTRIBUTIONS:
From net investment income	–	–	–	(0.02)	(0.78)
Total distributions	–	–	–	(0.02)	(0.78)

Net increase/(decrease) in net asset value	(4.93)	(11.65)	(6.06)	9.49	5.92
NET ASSET VALUE, END OF PERIOD	$26.36	$31.29	$42.94	$49.00	$39.51
TOTAL RETURN(b)	(15.76)%	(27.13)%	(12.37)%	24.07%	20.99%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$83,690	$115,009	$188,929	$242,542	$197,570

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income/(loss) to
average net assets	(0.34)%	(0.39)%	(0.36)%	(0.33)%	0.09%
Portfolio turnover rate(c)	81%	88%	81%	68%	88%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

32 | November 30, 2023

ALPS ETF Trust

Notes to Financial Statements	November 30, 2023

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2023, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Clean Energy ETF, ALPS Disruptive Technologies ETF, ALPS Global Travel Beneficiaries ETF and the ALPS Medical Breakthroughs ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the ALPS Clean Energy ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the CIBC Atlas Clean Energy Index. The investment objective of the ALPS Disruptive Technologies ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the Indxx Disruptive Technologies Index. The investment objective of the ALPS Global Travel Beneficiaries ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the S-Network Global Travel Index. The investment objective of the ALPS Medical Breakthroughs ETF is to seek investment results that correspond generally, before fees and expenses, to the performance of the S-Network Medical Breakthroughs Index.

ALPS Clean Energy ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. ALPS Disruptive Technologies ETF, ALPS Global Travel Beneficiaries ETF and ALPS Medical Breakthroughs ETF have elected to qualify as a diversified series of the Trust under the 1940 Act.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued

33 | November 30, 2023

ALPS ETF Trust

Notes to Financial Statements	November 30, 2023

in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Funds’ NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability; including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

34 | November 30, 2023

ALPS ETF Trust

Notes to Financial Statements	November 30, 2023

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2023:

ALPS Clean Energy ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$242,204,535	$–	$–	$242,204,535
Master Limited Partnerships*	25,142,006	–	–	25,142,006
Short Term Investments	44,893,646	–	–	44,893,646
Total	$312,240,187	$–	$–	$312,240,187

ALPS Disruptive Technologies ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$95,918,605	$–	$–	$95,918,605
Master Limited Partnerships*	982,282	–	–	982,282
Short Term Investments	1,192,658	–	–	1,192,658
Total	$98,093,545	$–	$–	$98,093,545

ALPS Global Travel Beneficiaries ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$6,085,242	$–	$–	$6,085,242
Short Term Investments	11,058	–	–	11,058
Total	$6,096,300	$–	$–	$6,096,300

ALPS Medical Breakthroughs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$83,658,610	$–	$–	$83,658,610
Short Term Investments	5,705,722	–	–	5,705,722
Total	$89,364,332	$–	$–	$89,364,332

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2023.

C. Foreign Investment Risk

The Funds may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the

U.S. dollar, which may affect the value of the investment to U.S. investors. The Fund will not enter into transactions to hedge against declines in the value of the Fund’s assets that are denominated in foreign currency.

Countries with emerging markets may have relatively unstable governments and may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

35 | November 30, 2023

ALPS ETF Trust

Notes to Financial Statements	November 30, 2023

Because foreign markets may be open on different days than the days during which investors may purchase the shares of the Fund, the value of the Funds’ securities may change on the days when investors are not able to purchase the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its Index.

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis.

F. Dividends and Distributions to Shareholders

Dividends from net investment income for the ALPS Disruptive Technologies ETF, the ALPS Global Travel Beneficiaries ETF and the ALPS Medical Breakthroughs ETF, if any, are declared and paid annually or as the Board may determine from time to time. Dividends from net investment income for ALPS Clean Energy ETF, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

G. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from

U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2023, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions and prior year tax return true-ups:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
ALPS Clean Energy ETF	$(12,373,441)	$12,373,441
ALPS Disruptive Technologies ETF	5,520,490	(5,520,490)
ALPS Global Travel Beneficiaries ETF	329,144	(329,144)
ALPS Medical Breakthroughs ETF	3,510,858	(3,510,858)

36 | November 30, 2023

ALPS ETF Trust

Notes to Financial Statements	November 30, 2023

The tax character of the distributions paid during the fiscal years ended November 30, 2023 and November 30, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2023
ALPS Clean Energy ETF	$4,542,388	$–	$973,150
ALPS Disruptive Technologies ETF	25,708	–	–
ALPS Global Travel Beneficiaries ETF	3,090	–	–
ALPS Medical Breakthroughs ETF	–	–	–

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2022
ALPS Clean Energy ETF	$2,463,315	$–	$3,378,816
ALPS Disruptive Technologies ETF	621,900	–	–
ALPS Global Travel Beneficiaries ETF	12,194	–	–
ALPS Medical Breakthroughs ETF	–	–	–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2023, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Clean Energy ETF	$109,296,745	$80,552,476
ALPS Disruptive Technologies ETF	9,947,890	16,664,129
ALPS Global Travel Beneficiaries ETF	847,251	204,158
ALPS Medical Breakthroughs ETF	83,931,519	57,387,807

As of November 30, 2023, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Fund	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments	Other Accumulated Losses(a)	Net Unrealized Appreciation/(Depreciation) on Investments	Total
ALPS Clean Energy ETF	$–	$(189,849,221)	$–	$(291,098,880)	$(480,948,101)
ALPS Disruptive Technologies ETF	299,241	(26,612,019)	–	(6,164,508)	(32,477,286)
ALPS Global Travel Beneficiaries ETF	23,059	(1,051,409)	–	(401,974)	(1,430,324)
ALPS Medical Breakthroughs ETF	98,971	(141,319,326)	(316,388)	(24,738,304)	(166,275,047)

(a)	Other accumulated losses represents late year ordinary losses the Fund elects to defer to the year ending November 30, 2024.

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Notes to Financial Statements	November 30, 2023

As of November 30, 2023, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	ALPS Clean Energy ETF	ALPS Disruptive Technologies ETF	ALPS Global Travel Beneficiaries ETF	ALPS Medical Breakthroughs ETF
Gross appreciation (excess of value over tax cost)	$4,658,497	$13,544,608	$529,049	$9,467,336
Gross depreciation (excess of tax cost over value)	(295,757,537)	(19,710,214)	(931,108)	(34,205,640)
Net appreciation/(depreciation) of foreign currency	160	1,098	85	–
Net unrealized appreciation/(depreciation)	$(291,098,880)	$(6,164,508)	$(401,974)	$(24,738,304)
Cost of investments for income tax purposes	$603,339,227	$104,259,151	$6,498,359	$114,102,636

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales, C-Corp basis adjustments, investments in passive foreign investment companies (PFICs), and investments in partnerships.

H. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2023, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

I. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend their portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. Each Funds’ securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with each Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by each Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to each Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in each Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in a Fund’s Statements of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of each Fund, and each Fund does not have the ability to re-hypothecate these securities. Income earned by each Fund from securities lending activity is disclosed in the Statement of Operations.

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Notes to Financial Statements	November 30, 2023

The following is a summary of each Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2023:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Clean Energy ETF	$75,116,300	$44,662,743	$34,076,197	$78,738,940
ALPS Disruptive Technologies ETF	6,042,770	1,192,658	5,059,735	6,252,393
ALPS Medical Breakthroughs ETF	16,629,975	5,675,500	11,160,851	16,836,351

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, each Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following tables reflect a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2023:

ALPS Clean Energy ETF	Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$44,662,743	$–	$–	$–	$44,662,743
Total Borrowings					44,662,743
Gross amount of recognized liabilities for securities lending (collateral received)					$44,662,743

ALPS Disruptive Technologies ETF	Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$1,192,658	$–	$–	$–	$1,192,658
Total Borrowings					1,192,658
Gross amount of recognized liabilities for securities lending (collateral received)					$1,192,658

ALPS Medical Breakthroughs ETF	Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$5,675,500	$–	$–	$–	$5,675,500
Total Borrowings					5,675,500
Gross amount of recognized liabilities for securities lending (collateral received)					$5,675,500

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
ALPS Clean Energy ETF	0.55%
ALPS Disruptive Technologies ETF	0.50%
ALPS Global Travel Beneficiaries ETF	0.65%
ALPS Medical Breakthroughs ETF	0.50%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or

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Notes to Financial Statements	November 30, 2023

expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator for the Funds.

Effective July 1, 2023, each Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles. Prior to July 1, 2023, each Trustee received (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board received a quarterly retainer of $5,000, the Chairman of the Audit Committee received a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee received a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Clean Energy ETF	$183,393,189	$184,883,289
ALPS Disruptive Technologies ETF	36,942,689	36,861,227
ALPS Global Travel Beneficiaries ETF	3,566,111	3,593,215
ALPS Medical Breakthroughs ETF	83,490,341	83,601,438

For the year ended November 30, 2023, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Clean Energy ETF	$170,624,202	$333,836,855
ALPS Disruptive Technologies ETF	1,631,116	36,523,244
ALPS Global Travel Beneficiaries ETF	567,333	2,808,497
ALPS Medical Breakthroughs ETF	5,897,693	20,128,020

For the year ended November 30, 2023, the in-kind net realized gain/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS Clean Energy ETF	$(3,407,073)
ALPS Disruptive Technologies ETF	5,756,084
ALPS Global Travel Beneficiaries ETF	330,611
ALPS Medical Breakthroughs ETF	3,809,571

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

40 | November 30, 2023

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Notes to Financial Statements	November 30, 2023

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The ALPS Clean Energy ETF and ALPS Disruptive Technologies ETF engaged in cross trades between other funds in the Trust during the year ended November 30, 2023 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2023, were as follows:

	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
ALPS Clean Energy ETF	$–	$615,624	$(82,207)
ALPS Disruptive Technologies ETF	2,004,036	380,404	67,608

7. MARKET RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can negatively impact the securities markets and cause each Fund to lose value. Securities in each Fund's portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund's investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

8. CONCENTRATION RISK

Each Fund seeks to track an underlying index, which itself may have concentration in certain regions, economies, countries, markets, industries or sectors. Underperformance or increased risk in such concentrated areas may result in underperformance or increased risk in the Funds.

9. REGULATORY UPDATE

The SEC adopted rule and form amendments that will change the format and content of the Funds' annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Funds' new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, the Trust is evaluating the impact of these rule and form amendment changes.

10. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

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Additional Information	November 30, 2023 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Funds' proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of each Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2022:

Fund	Qualified Dividend Income	Dividend Received Deduction
ALPS Clean Energy ETF	84.58%	13.22%
ALPS Disruptive Technologies ETF	100.00%	100.00%
ALPS Global Travel Beneficiaries ETF	100.00%	100.00%
ALPS Medical Breakthroughs ETF	0.00%	0.00%

In early 2023, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2022 via Form 1099. The Funds will notify shareholders in early 2024 of amounts paid to them by the Funds, if any, during the calendar year 2023.

LICENSING AGREEMENT

ALPS Clean Energy ETF

CIBC NTC is the designer of the construction and methodology for the Underlying Index. “CIBC NTC” and “CIBC Atlas Clean Energy Index” are service marks or trademarks of the Index Provider. CIBC NTC acts as brand licensor for the Underlying Index and is not responsible for the descriptions of the Fund that appear herein.

The Fund is not sponsored by CIBC NTC or any of its affiliates. CIBC NTC makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities or commodities generally or in the Fund particularly. CIBC NTC does not guarantee the quality, accuracy or completeness of the Underlying Index or any Underlying Index data included herein or derived therefrom and assumes no liability in connection with their use. The Underlying Index is determined and composed without regard to the Adviser or the Fund. CIBC NTC has no obligation to take the needs of the Adviser, the Fund or the shareholders of the Fund into consideration in determining, composing or calculating the Underlying Index. CIBC NTC is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund and is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the NAV of the Fund.

CIBC NTC has no obligation or liability in connection with the administration, marketing or trading of the Fund. CIBC NTC makes no warranty, express or implied, as to results to be obtained by the Adviser, the Fund, Fund shareholders or any other person or entity from the use of the Underlying Index or any data included therein. CIBC NTC makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall CIBC NTC have any liability for any special, punitive, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

All intellectual property rights in the Underlying Index vests in CIBC NTC.

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Additional Information	November 30, 2023 (Unaudited)

The Underlying Index is the property of CIBC NTC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Underlying Index. The Underlying Index is not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices will not be liable for any errors or omissions in calculating the Underlying Index. “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by CIBC NTC. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

The Fund is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices’ only relationship to CIBC NTC with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services related to the Underlying Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund may be converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY CIBC NTC, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

The Index Provider is not affiliated with the Trust, the Adviser or ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”). The Index Provider has entered into a license agreement with the Adviser (the “License Agreement”). The use of the Underlying Index by the Adviser and the Fund is subject to the terms of the License Agreement, which impose certain limitations and conditions on the Fund’s ability to use the Underlying Index.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

ALPS Disruptive Technologies ETF

“Indxx” is a service mark of Indxx, LLC (“Indxx” or the “Index Provider”) and has been licensed for use for certain purposes by ALPS Advisors, Inc. (the “Adviser”).

The ALPS Disruptive Technologies ETF is not sponsored, endorsed, sold or promoted by Indxx. Indxx makes no representation or warranty, express or implied, to the owners of the ALPS Disruptive Technologies ETF or any member of the public regarding the advisability of investing in securities generally or in the ALPS Disruptive Technologies ETF particularly. Indxx has no obligation to take the needs of ALPS Advisors, Inc. or the shareholders of ALPS Disruptive Technologies ETF into consideration in determining, composing, or calculating the Underlying Index. Indxx is not responsible for and has not participated in the determination of the timing, amount or pricing of the ALPS Disruptive Technologies ETF shares to be issued or in the determination or calculation of the equation by which the ALPS Disruptive Technologies ETF is to be converted into cash. Indxx has no obligation or liability in connection with the administration, marketing or trading of the ALPS Disruptive Technologies ETF.

INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE INDEX(ES), TRADING BASED ON THE INDEX(ES), OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE PRODUCTS, OR FOR ANY OTHER USE. INDXX EXPRESSLY DISCLAIMS ALL WARRANTIES AND CONDITIONS, EXPRESS, STATUTORY, OR IMPLIED, EXCEPT AS SET FORTH IN THIS AGREEMENT. EXCEPT AS OTHERWISE SPECIFICALLY SET FORTH IN THIS AGREEMENT, INDXX HEREBY EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY, TITLE, OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX(ES) OR ANY DATA

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Additional Information	November 30, 2023 (Unaudited)

INCLUDED THEREIN. INDXX DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUNDS, ITS SHAREHOLDERS OR AFFILIATES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY INDXX OR ANY DATA INCLUDED THEREIN. INDXX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY INDXX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INDXX HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

ALPS Global Travel Beneficiaries ETF

S-Network and S-Network Global Travel Index are service marks of S-Network Global Indexes, Inc. ("S-Network") and have been licensed for use by the ALPS Advisors, Inc. (“ALPS” or the “Adviser”). The Fund is not issued, sponsored, endorsed, sold or promoted by S-Network or its affiliates. S-Network makes no representation or warranty, express or implied, to the purchasers or owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Index to track general market performance. S-Network's only relationship to the Fund is the licensing of the service marks and the Index, which is determined, composed and calculated by S-Network without regard to ALPS or the Fund. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund issued by ALPS. S-Network has no obligation or liability in connection with the issuance, administration, marketing or trading of the Fund.

S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S-NETWORK GLOBAL TRAVEL INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S-NETWORK GLOBAL TRAVEL INDEX OR ANY DATA INCLUDED THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S-NETWORK GLOBAL TRAVEL INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, UNLESS ARISING AS A RESULT OF S-NETWORK'S (i) GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, (ii) BREACH OF ITS CONFIDENTIALITY OBLIGATIONS: OR (iii) INDEMNIFICATION OBLIGATIONS, S-NETWORK SHALL NOT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

ALPS Medical Breakthroughs ETF

The Fund is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc. (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of the physical commodities market. Licensor’s only relationship to the Licensee is the licensing of certain service marks and trade names of Licensor and of the Underlying Index that is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

44 | November 30, 2023

ALPS ETF Trust

Additional Information	November 30, 2023 (Unaudited)

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Standard & Poor’s Custom Indexes serves as calculation agent for the Index. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to S-Network Global Indexes, Inc. is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s®, and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by S-Network Global Indexes, Inc.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

45 | November 30, 2023

ALPS ETF Trust

Board Considerations Regarding Approval of	November 30, 2023 (Unaudited)
Investment Advisory Agreement

At its meetings held on June 5, 2023 and June 20, 2023, the Board of Trustees of the Trust (the “Board” or the “Trustees”), where each Trustee is not an "interested person" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Clean Energy ETF ("ACES"), ALPS Disruptive Technologies ETF ("DTEC"), ALPS Medical Breakthroughs ETF ("SBIO") and ALPS Global Travel Beneficiaries ETF ("JRNY") (each a “Fund” and collectively the "Funds”). In evaluating the renewal of the Investment Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board reviewed information on the performance of each Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable. The Board also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on this review, the Board, including the Independent Trustees, found that the nature and extent of services provided to each Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summaries set forth below, the Board, including the Independent Trustees, concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees, considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees, reviewed and noted the relatively small sizes of the Funds (other than ACES) and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to such Funds. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Funds, known as fall-out benefits.

46 | November 30, 2023

ALPS ETF Trust

Board Considerations Regarding Approval of	November 30, 2023 (Unaudited)
Investment Advisory Agreement

With respect to each Fund, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for ACES is higher than the median of its FUSE expense group. ACES’ net expense ratio is lower than the median of its FUSE expense group.

With respect to AAI profitability from ACES, the Independent Trustees noted that current profitability levels were not unreasonable.

The gross management fee rate for DTEC is approximately equal to the median of its FUSE expense group. DTEC’s net expense ratio is approximately equal to the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of DTEC and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to DTEC.

The gross management fee rate for SBIO is lower than the median of its FUSE expense group. SBIO’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of SBIO and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to SBIO.

The gross management fee rate for JRNY is higher than the median of its FUSE expense group. JRNY’s net expense ratio is slightly above the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of JRNY and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to JRNY.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

47 | November 30, 2023

ALPS ETF Trust

Trustees & Officers	November 30, 2023 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees, each of whom have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”).

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	38	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund.
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the AXS Green Alpha ETF.	38	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong-Bridge Consulting, 2015- 2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015- present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	24	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

48 | November 30, 2023

ALPS ETF Trust

Trustees & Officers	November 30, 2023 (Unaudited)

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	33	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (29 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

49 | November 30, 2023

ALPS ETF Trust

Trustees & Officers	November 30, 2023 (Unaudited)

OFFICERS:

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc.
Erich Rettinger, 1985	Treasurer	Since September 2023	Mr. Rettinger is Vice President of AAI (since 2021) and serves as Treasurer of Principal Real Estate Income Fund, Liberty All-Star Equity Fund, LibertyAll-Star Growth Fund, Inc., and ALPS Variable Investment Trust. From December 2021 to October 2022 he also served as Treasurer of RiverNorth Opportunities Fund, Inc. Because of his position with AAI, Mr. Rettinger is deemed an affiliate of the Fund as defined under the 1940 Act. From 2013-2021, he served as Vice President and Fund Controller of ALPS Fund Services.
Michael P. Lawlor, 1969	Secretary	Since December 2022	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of Financial Investors Trust and ALPS Variable Investment Trust.
Susan M. Cannon, 1974	Assistant Secretary	Since May 2023	Ms. Cannon joined ALPS in September 2022, and is currently a Senior Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Cannon worked for World Premier Private Partnership, Brown Brothers Harriman & Co.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

50 | November 30, 2023

Intentionally Left Blank

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

# Annual Report

**November 30, 2023**

ALPS Sector Dividend Dogs ETF (NYSE ARCA: SDOG)

ALPS International Sector Dividend Dogs ETF (NYSE ARCA: IDOG)

ALPS Emerging Sector Dividend Dogs ETF (NYSE ARCA: EDOG)

ALPS REIT Dividend Dogs ETF (NYSE ARCA: RDOG)

**An ALPS Advisors Solution**

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	13
Report of Independent Registered Public Accounting Firm	14
Financial Statements
Schedule of Investments	15
Statements of Assets and Liabilities	21
Statements of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	27
Notes to Financial Statements	31
Additional Information	40
Board Considerations Regarding Approval of Investment Advisory Agreement	42
Trustees and Officers	44

alpsfunds.com

ALPS Sector Dividend Dogs ETF

Performance Overview	November 30, 2023 (Unaudited)

Investment Objective

The ALPS Sector Dividend Dogs ETF (the “Fund” or “SDOG”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index (the “Underlying Index”).

The Underlying Index is a rules based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network US Equity WR Large-Cap 500 Index (the “S-Net 500”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors, excluding the Real Estate sector, that make up the S-Net 500 which offer the highest dividend yields.

Performance Overview

The Fund, for the twelve-month period ended November 30, 2023, generated a total return of -5.07%, largely in-line with the Fund’s Underlying Index, net of fees, which returned -4.91%. The fund underperformed the S&P 500® Index, which returned 13.84% for the same period.

The trailing twelve-month (TTM) yield for the Fund’s underlying constituents as of November 30, 2023 was 4.37% vs. 1.43% for the S&P 500® Index.

The S&P 500® Index returned 13.84% for the TTM period that ended November 30, 2023, as the fiscal year 2023 saw markets rebound from 2022 lows. The Federal Reserve Bank continued its path of quantitative tightening in 2023 to combat inflation, reaching their target of peak rates with expectations of rate cuts into 2024 as Consumer Price Index (CPI), energy prices and yields trended towards more acceptable levels. US markets rallied substantially off the secondary effects of the Fed’s actions leading to better odds of a soft landing, with expectations of rate cuts driving growth and equity multiples higher into the next year. Main macroeconomic talking points throughout 2023 centered on the path of future interest rates driven by monetary policy, and inflation trending towards the Fed’s 2% inflation target. Inflation significantly declined throughout 2023, with November 2023 numbers showing year-over-year CPI around 3.1%. Despite persistent recession calls, a gradual reduction in interest rates is likely to lead to an earnings recovery in the US, easing financial conditions for both US and global equities. With the recent recovery in sentiment and price for US markets, the S&P 500® Index Price-to-Earnings (P/E) ratio of 22.2x is slightly above its 10-year average of 20.6x. Looking forward, ALPS Advisors believes markets are likely be data-dependent on job growth, CPI, spending and manufacturing data to justify the recent recovery in valuations.

Compared to the S&P 500® Index, the Fund saw a negative impact from security selection (-13.20%) and asset allocation (-5.59%), leading to a 18.87% underperformance relative to the S&P 500® Index. The asset allocation underperformance was largely driven by relative under-weightings to Information Technology, while the security selection underperformance was mainly attributed to SDOG’s selection of high-yielding value securities across all sectors (excluding Real Estate) that lagged core and growth year-to-date. The Fund’s Information Technology, Industrials, and Energy sectors led in terms of contribution to overall return over the TTM period.

The best performing stocks in the Fund for the period were Seagate Technology Holdings (STX), which increased 56.48%, Intel Corp. (INTC), which saw a gain of 52.18%, and Phillips 66 (PSX), rising 33.28%. The largest detractors for the Fund for the period were Organon & Co. (OGN), which decreased 56.13%, Walgreens Boots Alliance Inc. (WBA), which fell 48.49%, and VF Corp. (VFC), which lost 45.75%.

Looking ahead, the Fund’s strategy of annually selecting the five highest-yielding securities in each of the ten sectors (excluding Real Estate) in the S&P 500® Index is intended to provide meaningfully higher yield relative to the S&P 500® Index, the potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to sector peers.

1 | November 30, 2023

ALPS Sector Dividend Dogs ETF

Performance Overview	November 30, 2023 (Unaudited)

Performance (as of November 30, 2023)

	1 Year	5 Year	10 Years	Since Inception^
ALPS Sector Dividend Dogs ETF – NAV	-5.07%	6.07%	7.68%	10.03%
ALPS Sector Dividend Dogs ETF – Market Price*	-5.09%	6.08%	7.67%	10.03%
S-Network® Sector Dividend Dogs Index	-4.91%	6.45%	8.13%	10.50%
S&P 500® Index	13.84%	12.51%	11.82%	13.34%

Total Expense Ratio (per the current prospectus) 0.36%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was June 29, 2012.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® Sector Dividend Dogs Index is designed to serve as a fair, impartial and transparent measure of the performance of US large cap equities with above average dividend yields. The Underlying Index is a portfolio of fifty stocks derived from the S-Network US Equity WR Large-Cap 500 Index ("S-Net 500"). The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period.

The S&P 500® Index is an index of 500 stocks chosen for market size, liquidity and industry grouping among other factors. Total return assumes reinvestment of any dividends and distributions realized during a given time period.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

2 | November 30, 2023

ALPS Sector Dividend Dogs ETF

Performance Overview	November 30, 2023 (Unaudited)

Top 10 Holdings* (as of November 30, 2023)

Seagate Technology Holdings PLC	2.45%
Intel Corp.	2.38%
AT&T, Inc.	2.33%
Verizon Communications, Inc.	2.32%
Citigroup, Inc.	2.30%
Fastenal Co.	2.22%
Williams Cos., Inc.	2.20%
Truist Financial Corp.	2.18%
International Business Machines Corp.	2.17%
International Paper Co.	2.16%
Total % of Top 10 Holdings	22.71%

*	% of Total Investments

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2023)

Information Technology	10.83%
Communication Services	10.79%
Financials	10.36%
Energy	10.31%
Materials	10.21%
Industrials	10.17%
Utilities	10.02%
Consumer Staples	9.89%
Health Care	8.99%
Consumer Discretionary	8.26%
Money Market Fund	0.17%
Total	100.00%

Growth of $10,000 (as of November 30, 2023)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2023

ALPS International Sector Dividend Dogs ETF

Performance Overview	November 30, 2023 (Unaudited)

Investment Objective

The ALPS International Sector Dividend Dogs ETF (the “Fund” or “IDOG”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Index (the “Underlying Index”).

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network® Developed International Equity 1000 Index, a universe of mainly large capitalization stocks in international developed markets not located in the Americas (the “S-Net Developed Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors, excluding the Real Estate sector, that make up the S-Net Developed Markets which offer the highest dividend yields.

Performance Overview

The Fund, for the trailing twelve-month period ended November 30, 2023, generated a total return of 16.71%, relatively in-line with the Fund’s Underlying Index, net of fees, which returned 17.21%. The Fund outperformed the Morningstar Developed Markets ex-North America Index (MSDINUS), which returned 11.87% for the same period.

The trailing twelve-month yield for the Fund’s constituents as of November 30, 2023 was 4.76%, compared to the MSDINUS Index yield of 3.17%.

Developed Markets (ex-U.S.), as represented by the MSDINUS Index, returned 11.87% for the trailing twelve-month period ended November 30, 2023 compared to the S&P 500® Index return of 13.84%, as the fiscal year 2023 saw global markets rebound from the 2022 lows. The European Central Bank and the Federal Reserve continued on their path of quantitative tightening in 2023 to combat inflation, with most international developed countries nearing or reaching peak interest rate levels. Inflationary pressures including energy prices fell sharply for most of the developed world, driving prices and equity multiples higher as fears of substantially lower growth abated. Main macroeconomic talking points throughout 2023 centered on the path of future interest rates driven by monetary policy, and inflation trending towards the European Central Bank's (ECB) and Fed’s 2% inflation target. Despite the persistent recession calls in 2023, developed ex-US stocks have shown signs of resiliency, with real GDP so far surprising to the upside in Q3. The latest economic data displays Real GDP year-over-year rising to 5.2% in the US and 2.4% for Developed Economies. While the recent recovery in sentiment and returns has caused ex-US stocks to rally, the MSDINUS Index Price-to-Earnings (P/E) ratio of 13.34x remains below its 10-year average. Looking forward, ALPS Advisors believes markets are likely be data-dependent on job growth, Consumer Price Index (CPI), spending and manufacturing data to justify the recent recovery in valuations.

Compared to the MSDINUS Index, the Fund saw a positive impact from security selection and an insignificant impact from asset allocation, leading to 4.82% outperformance over the Index. The asset allocation saw positive contributions from a relative underweight position to Health Care and Real Estate and overweights to Information Technology and Utilities. The security selection outperformance was mainly attributed to IDOG’s selection of high-yielding value securities across all sectors (excluding Real Estate) that far outperformed core and growth across international developed markets year-to-date.

From a geographical perspective, the highest contribution to return was attributed to holdings based in Japan, while the Fund’s ALPS Advisors believes performance was adversely impacted by holdings based in Israel.

The best-performing stocks for the trailing twelve-month period were NEC Corp. (6701 JP), which increased 64.25%, Koninklijke Philips NV (PHIA NA), which returned 58.25%, and Sage Group Plc. (SGE LN), which gained 56.27%. The worst performing stocks for the trailing twelve-month period were ICL Group Ltd. (ICL IT), losing 28.70%, South32 Ltd. (S32 AU), falling 23.02%; and Ericsson LM-B (ERICB SS), which decreased 14.94%.

Looking ahead, the Fund’s strategy of annually selecting the five highest-yielding securities in each of the ten sectors in the S-Network Developed Markets (Ex N.A.) Index is intended to provide a high yield relative to the MSDINUS Index, the potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

4 | November 30, 2023

ALPS International Sector Dividend Dogs ETF

Performance Overview	November 30, 2023 (Unaudited)

Performance (as of November 30, 2023)

	1 Year	5 Year	10 Year	Since Inception^
ALPS International Sector Dividend Dogs ETF – NAV	16.71%	7.41%	4.11%	5.58%
ALPS International Sector Dividend Dogs ETF – Market Price*	16.40%	7.45%	4.09%	5.61%
S-Network® International Sector Dividend Dogs Index	17.21%	7.83%	4.51%	5.98%
Morningstar® Developed Markets ex-North America Index	11.87%	5.65%	3.86%	5.22%

Total Expense Ratio (per the current prospectus) 0.50%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was June 28, 2013.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® International Sector Dividend Dogs Index is designed to serve as a fair, impartial and transparent measure of the performance of international large cap equities with above average dividend yields. The Underlying Index is a portfolio of fifty stocks derived from the S-Network Developed International Equity 1000 Index. Total Return assumes reinvestment of any dividends and distributions realized during a given time period. Net Total Return (NTR) is obtained by reinvesting the net dividend, which is equal to the ordinary gross dividend minus the amount of withholding tax.

Morningstar® Developed Markets ex-North America Index measures the performance of companies in developed markets ex-North America. It covers approximately 97% of the full market capitalization in the Developed Markets ex-North America.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS International Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

5 | November 30, 2023

ALPS International Sector Dividend Dogs ETF

Performance Overview	November 30, 2023 (Unaudited)

Top 10 Holdings* (as of November 30, 2023)

Fortescue, Ltd.	2.55%
Telia Co. AB	2.29%
Stellantis NV	2.28%
Swiss Re AG	2.27%
Erste Group Bank AG	2.25%
Japan Tobacco, Inc.	2.23%
The Sage Group Plc	2.15%
Danone SA	2.14%
Bouygues SA	2.14%
Intesa Sanpaolo SpA	2.13%
Total % of Top 10 Holdings	22.43%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2023)

Financials	10.82%
Consumer Staples	10.31%
Communication Services	10.19%
Information Technology	10.11%
Utilities	10.10%
Materials	10.04%
Energy	9.58%
Industrials	9.56%
Health Care	9.03%
Consumer Discretionary	7.78%
Automobiles	2.28%
Money Market Fund	0.20%
Total	100.00%

Growth of $10,000 (as of November 30, 2023)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2023

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	November 30, 2023 (Unaudited)

Investment Objective

The ALPS Emerging Sector Dividend Dogs ETF (the “Fund” or “EDOG”) seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Index (the “Underlying Index”).

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks (i.e. “Dividend Dogs”) in the S-Network® Emerging Markets Liquid 500 Index, a universe of mainly large capitalization stocks domiciled in emerging markets (the “S-Network Emerging Markets”) on a sector-by-sector basis. “Dividend Dogs” refers to the five stocks in each of the Global Industry Classification Standard (“GICS”) sectors, excluding the real estate sector, that make up the S-Network® Emerging Markets which offer the highest dividend yields. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations.

Performance Overview

The Fund, for the trailing twelve-month period ended November 30, 2023, generated a total return of 4.88%, in-line with the Fund’s Underlying Index, net of fees, which returned 4.88%. The Fund underperformed the Morningstar Emerging Markets Index (MEMMN), which returned 5.90% for the same period.

The trailing twelve-month yield (TTM) for the fund’s constituents as of November 30, 2023 was 6.76% vs. 2.68% for the MEMMN.

Emerging markets, as represented by the MEMMN gained 5.90% for the TTM period ended November 30, 2023 compared to the S&P 500® Index return of 13.84%, as the fiscal year 2023 saw global markets rebound from the 2022 lows. Developing economies and emerging market stocks as a whole were buoyed by positive catalysts including a weakening US dollar and inexpensive valuations. Emerging markets’ relative underperformance stemmed from inflationary pressures, currency devaluation, higher borrowing costs, and below-consensus growth from China’s economic recovery, which has been underwhelming due to regulatory crackdowns in tech and recent deflationary pressures. Main macroeconomic talking points throughout 2023 centered on the path of future interest rates driven by monetary policy, and inflation trending towards the European Central Bank (ECB) and Fed’s 2% inflation target. While inflation in emerging markets remains elevated relative to developed economies, expectations continue to point to lower levels, which should benefit company margins and manufacturing. The latest economic data displays Real GDP year-over-year rising to 5.2% in the US, 2.4% for Developed Economies, 4.5% for Emerging Economies, and 4.9% for China. In terms of valuations, the MEMMN currently exhibits a (P/E) ratio of 15.4x, slightly above its 10-year average. Looking forward, ALPS Advisors believes markets are likely to be data-dependent on job growth, Consumer Price Index (CPI), spending and manufacturing data to justify the recent recovery in valuations.

Compared to the MEMMN, the Fund saw a negative impact (-0.60%) from the sector allocation effect which was largely driven by the relative underweight in Information Technology (average weight for the period of 9.60% vs. 18.25% in MEMMN) and a relative overweight to Utilities over the one year period (average weight for the period of 10.21% vs. 3.06% in MEMMN), a result of the equal sector weighting strategy. The Fund also saw a positive impact of 0.54% due to the selection effect, as EDOG’s higher-yielding names in Financials and Utilities were outperformers, while constituents in Communication Services and Materials caused relative underperformance relative to MEMMN.

From a geographical perspective, the highest contribution to return was attributed to holdings based in Brazil. The Fund’s performance was adversely impacted by holdings based in South Africa.

The best-performing stocks for the period were Petroleo Brasileiro SA (PETR3 BZ), which increased 124.60%, Ecopetrol SA (EC US), gaining 66.11%, and Cez AS (CEZ CP), which gained 51.67%. The worst-performing stocks for the trailing twelve-month period were Multichoice Group LTD (MCG SJ), losing 48.94%, African Rainbow Minerals LTD (ARI SJ), which fell 35.72%, and Maanshan Iron & Steel (323 HK), decreasing 34.10%.

Looking ahead, the Fund’s strategy of annually selecting the five highest-yielding securities in each of the ten sectors in the S-Net Emerging Markets Index is intended to provide high yield relative to the MEMMN, potential for market participation in all economic cycles through equal sector weighting, and a deep value portfolio of securities as identified through high yield relative to their sector peers.

7 | November 30, 2023

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	November 30, 2023 (Unaudited)

Performance (as of November 30, 2023)

	1 Year	5 Year	Since Inception^
ALPS Emerging Sector Dividend Dogs ETF – NAV	4.88%	4.64%	2.43%
ALPS Emerging Sector Dividend Dogs ETF – Market Price*	4.83%	4.70%	2.43%
S-Network® Emerging Sector Dividend Dogs Index	4.88%	5.29%	3.18%
Morningstar® Emerging Markets Index	5.90%	3.69%	3.47%

Total Expense Ratio (per the current prospectus) 0.60%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Commencement Date was March 28, 2014.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The S-Network® Emerging Sector Dividend Dogs Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying stocks in the S-Network Emerging Markets Liquid 500 Index, a universe of mainly large capitalization stocks domiciled in emerging markets on a sector-by-sector basis. Emerging market countries are countries that major international financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. The index is reported on a Net Total Return basis which assumes reinvestment of any dividends and distributions realized during a given time period (net of any amounts of withholding tax).

Morningstar® Emerging Markets Index measures the performance of emerging markets targeting the top 97% of stocks by market capitalization.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS Emerging Sector Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

8 | November 30, 2023

ALPS Emerging Sector Dividend Dogs ETF

Performance Overview	November 30, 2023 (Unaudited)

Top 10 Holdings* (as of November 30, 2023)

TOTVS SA	3.06%
Cia Siderurgica Nacional SA	2.81%
Dr Reddy's Laboratories, Ltd.	2.59%
JBS S/A	2.57%
Infosys, Ltd.	2.49%
Bangkok Dusit Medical Services PCL	2.45%
Richter Gedeon Nyrt	2.43%
African Rainbow Minerals, Ltd.	2.37%
Wipro, Ltd.	2.35%
Sime Darby Bhd	2.28%
Total % of Top 10 Holdings	25.40%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2023)

Industrials	11.52%
Materials	11.07%
Financials	10.71%
Consumer Staples	10.50%
Utilities	10.08%
Information Technology	9.78%
Health Care	9.69%
Communication Services	9.67%
Energy	9.38%
Consumer Discretionary	7.45%
Money Market Fund	0.15%
Total	100.00%

Growth of $10,000 (as of November 30, 2023)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9 | November 30, 2023

ALPS REIT Dividend Dogs ETF

Performance Overview	November 30, 2023 (Unaudited)

Investment Objective

The ALPS REIT Dividend Dogs ETF (the “Fund” or "RDOG") seeks investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® REIT Dividend Dogs Index (the “Underlying Index”).

The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of the highest dividend paying real estate investment trusts (“REITs”) (i.e. “Dividend Dogs”) in the S-Network® Composite US REIT Index, a universe of mainly REITs listed in the United States (the “S-Net U.S. REIT” or "SNREIT"), on a segment-by-segment basis. “Dividend Dogs” refers to the five REITs in each of the nine segments that make up the S-Net U.S. REIT which offer the highest dividend yields.

Performance Overview

The Fund, for the twelve-month period ended November 30, 2023, generated a total return of -7.16%, largely in line with the Fund’s Underlying Index, net of fees, which returned -6.69%. The Fund underperformed the broader U.S. REIT market, as represented by the S-Network Composite US REIT Index (SNREIT), which returned -2.87% for the same period.

The trailing twelve-month (TTM) yield for the fund as of November 30, 2023 was 7.06% while the SNREIT TTM yield was 4.54% as of November 30, 2023.

The S&P 500® Index returned 13.84% for the TTM period that ended November 30, 2023, as the fiscal year 2023 saw markets rebound from 2022 lows. The Federal Reserve Bank (Fed) continued its path of quantitative tightening in 2023 to combat inflation, reaching their target of peak rates with expectations of rate cuts into 2024 as Consumer Price Index (CPI), energy prices and yields trended towards more acceptable levels. US markets rallied substantially off the secondary effects of the Fed’s actions leading to better odds of a soft landing, with expectations of rate cuts driving growth and equity multiples higher into the next year. Main macroeconomic talking points throughout 2023 centered on the path of future interest rates driven by monetary policy, and inflation trending towards the Fed’s 2% inflation target. Inflation significantly declined throughout 2023, with November 2023 numbers showing year-over-year CPI around 3.1%. Despite persistent recession calls, ALPS Advisors believes a gradual reduction in interest rates is likely to lead to an earnings recovery in the US, easing financial conditions for both US and global equities. With the recent recovery in sentiment and price for US markets, the S&P 500® Index Price-to-Earnings (P/E) ratio of 22.2x is slightly above its 10-year average of 20.6x. Looking forward, ALPS Advisors believes markets are likely to be data-dependent on job growth, CPI, spending and manufacturing data to justify the recent recovery in valuations.

Rising rates and a work-from-home culture negatively impacted Office REITs, as properties became less attractive with higher cap rates and pressure of funds-from-operations (FFO). In contrast, Retail REITs and Technology REITs, provided positive performance for the Fund.

The best-performing stocks in the Fund for the period were Necessity Retail REIT Inc. (RTL), which increased 37.08%, Park Hotels & Resorts Inc. (PK), gaining 33.26%, and Digital Realty Trust (DLR), which rose 28.96%. The largest detractors were Medical Properties Trust Inc. (MPW), falling 58.59%, Office Properties Income Trust (OPI), losing 52.51% and Hudson Pacific Properties Inc. (HPP), which fell 37.04%.

Looking ahead, the Fund’s strategy of annually selecting the five highest-yielding securities in each of the nine segments in the S-Network Composite US REIT Index is intended to provide meaningfully higher yield relative to the S-Network Composite US REIT Index, potential for market participation in all economic cycles through equal segment weighting, and a value portfolio of securities as identified through high yield relative to their segment peers.

10 | November 30, 2023

ALPS REIT Dividend Dogs ETF

Performance Overview	November 30, 2023 (Unaudited)

Performance (as of November 30, 2023)

	1 Year	5 Year	10 Year	Since Inception^
ALPS REIT Dividend Dogs ETF – NAV	-7.16%	0.76%	3.19%	2.09%
ALPS REIT Dividend Dogs ETF – Market Price*	-6.87%	0.76%	3.15%	2.08%
S-Network® REIT Dividend Dogs Index	-6.69%	—	—	—
S-Network® Composite US REIT Index	-2.87%	3.66%	—	—
S-Network® REIT Dividend Dogs Index/S&P United States REIT Index**	-6.69%	1.09%	5.29%	4.78%

Total Expense Ratio (per the current prospectus) is 0.35%.

Performance data quoted represents past performance. Past performance does not guarantee future results. On January 2, 2020, the Fund changed its Underlying Index and principal investment strategies. Consequently, the Fund's total returns shown above for the periods prior to January 2, 2020 are not necessarily indicative of the performance of the Fund, as it is currently managed. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund Inception Date was May 7, 2008.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

**	The performance shown reflects a combination of the Fund's Underlying Index, and for periods prior to January 2, 2020, the S&P United States REIT Index. Prior to January 2, 2020, the Fund used a different Underlying Index than the S&P United States REIT Index. Therefore, the historical returns shown for the periods prior to January 2, 2020, are not necessarily indicative of the historical strategy of the Fund.

The S-Network® REIT Dividend Dogs Index, like the S-Net U.S. REIT from which components of the Underlying Index are selected, divides into nine segments, eight of which are based on Global Industry Classification Standard (“GICS”) Sub-Industries (excluding Technology REITs involved in cell towers and/or data centers) and a separate Technology REIT segment based on the research of the Underlying Index provider, S-Network® Global Indexes, Inc. (the “Index Provider”). The Underlying Index generally consists of 45 REITs on each annual reconstitution date. The Underlying Index’s REITs must be constituents of the S-Net U.S. REIT universe, which includes a universe of mainly REITs listed in the United States. The selection criteria for the universe also includes requirements for segment inclusion, primary exchange listing, minimum market capitalization, share price, average daily trading volume and other factors. The Underlying Index is rebalanced quarterly. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index commenced operations on October 29, 2019.

The S-Network® Composite US REIT Index (the “S-Net U.S. REIT” or “SNREIT”) is a benchmark index for the Real Estate Investment Trust component of the US stock market. The SNREIT provides the universe of stocks for RDOGX. The selection criteria for SNREIT include requirements for sector inclusion, primary exchange listing, minimum market capitalization, minimum average daily trading volume, and other factors. All constituents of RDOGX must be constituents of SNREIT. The index commenced operations on February 12, 2016.

The S&P United States REIT Index defines and measures the investable universe of publicly traded real estate investment trusts domiciled in the United States.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. Total return assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS REIT Dividend Dogs ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the ETF.

11 | November 30, 2023

ALPS REIT Dividend Dogs ETF

Performance Overview	November 30, 2023 (Unaudited)

Top 10 Holdings* (as of November 30, 2023)

Crown Castle, Inc.	2.67%
Uniti Group, Inc.	2.62%
American Tower Corp.	2.61%
Park Hotels & Resorts, Inc.	2.59%
Outfront Media, Inc.	2.52%
Spirit Realty Capital, Inc.	2.52%
Sabra Health Care REIT, Inc.	2.51%
CBL & Associates Properties, Inc.	2.46%
Simon Property Group, Inc.	2.46%
Digital Realty Trust, Inc.	2.41%
Total % of Top 10 Holdings	25.37%

*	% of Total Investments

Future holdings are subject to change.

REIT Sector Allocation* (as of November 30, 2023)

Technology REITs	12.67%
Retail REITs	11.76%
Hotel & Resort REITs	11.31%
Specialized REITs	11.26%
Health Care REITs	10.86%
Industrial REITs	10.71%
Diversified REITs	10.66%
Residential REITs	10.47%
Office REITs	10.12%
Money Market Fund	0.18%
Total	100.00%

Growth of $10,000 (as of November 30, 2023)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

12 | November 30, 2023

ALPS ETF Trust

Disclosure of Fund Expenses	November 30, 2023 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the six month period and held through November 30, 2023.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/23	Ending Account Value 11/30/23	Expense Ratio(a)	Expenses Paid During Period 6/1/23 – 11/30/23(b)
ALPS Sector Dividend Dogs ETF
Actual	$ 1,000.00	$ 1,054.50	0.36%	$ 1.85
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,023.26	0.36%	$ 1.83
ALPS International Sector Dividend Dogs ETF
Actual	$ 1,000.00	$ 1,102.40	0.50%	$ 2.64
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.56	0.50%	$ 2.54
ALPS Emerging Sector Dividend Dogs ETF
Actual	$ 1,000.00	$ 1,056.70	0.60%	$ 3.09
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.06	0.60%	$ 3.04
ALPS REIT Dividend Dogs ETF
Actual	$ 1,000.00	$ 1,087.30	0.35%	$ 1.83
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,023.31	0.35%	$ 1.78

(a)	Annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

13 | November 30, 2023

ALPS ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF and ALPS REIT Dividend Dogs ETF and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF and ALPS REIT Dividend Dogs ETF (the “Funds”), each a series of ALPS ETF Trust, as of November 30, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2024

14 | November 30, 2023

ALPS Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
COMMON STOCKS (99.48%)
Communication Services (10.76%)
AT&T, Inc.	1,531,630	$25,379,109
Interpublic Group of Cos., Inc.	695,701	21,385,849
Omnicom Group, Inc.	279,841	22,563,580
Paramount Global, Class B	1,614,527	23,200,753
Verizon Communications, Inc.	659,819	25,290,862
Total Communication Services		117,820,153

Consumer Discretionary (8.23%)
Best Buy Co., Inc.	301,194	21,366,703
Hasbro, Inc.	315,131	14,625,230
Newell Brands, Inc.	2,216,967	16,915,458
VF Corp.	1,174,563	19,650,439
Whirlpool Corp.	161,488	17,586,043
Total Consumer Discretionary		90,143,873

Consumer Staples (9.86%)
Altria Group, Inc.	500,398	21,036,732
Kimberly-Clark Corp.	173,346	21,448,101
Kraft Heinz Co.	670,065	23,525,982
Philip Morris International,
Inc.	235,570	21,992,815
Walgreens Boots Alliance,
Inc.(a)	1,002,610	19,992,043
Total Consumer Staples		107,995,673

Energy (10.28%)
Devon Energy Corp.	418,180	18,805,555
Kinder Morgan, Inc.	1,312,876	23,067,231
ONEOK, Inc.	340,540	23,446,179
Phillips 66	180,290	23,237,578
Williams Cos., Inc.	652,564	24,007,830
Total Energy		112,564,373

Financials (10.32%)
Citigroup, Inc.	543,431	25,052,169
Franklin Resources, Inc.	849,283	21,062,219
Lincoln National Corp.	859,762	20,445,140
Prudential Financial, Inc.	231,865	22,671,760
Truist Financial Corp.	741,078	23,818,247
Total Financials		113,049,535

Health Care (8.95%)
AbbVie, Inc.	147,952	21,066,885
Gilead Sciences, Inc.	290,062	22,218,749
Medtronic PLC	275,736	21,857,593
Organon & Co.	1,138,943	12,892,835
Viatris, Inc.	2,183,031	20,040,225
Total Health Care		98,076,287

Industrials (10.13%)
3M Co.	207,744	20,581,198
Fastenal Co.	404,457	24,255,286
Snap-On, Inc.	84,881	23,315,962
Stanley Black & Decker, Inc.	243,047	22,092,972

Security Description	Shares	Value
Industrials (continued)
United Parcel Service, Inc.,
Class B	136,978	$20,767,235
Total Industrials		111,012,653

Information Technology (10.80%)
Corning, Inc.	702,320	20,009,097
HP, Inc.	748,607	21,964,129
Intel Corp.	580,440	25,945,668
International Business
Machines Corp.	149,117	23,643,991
Seagate Technology Holdings
PLC	337,376	26,686,442
Total Information Technology		118,249,327

Materials (10.17%)
Amcor PLC	2,385,742	22,616,834
International Paper Co.	636,954	23,529,081
LyondellBasell Industries NV,
Class A	222,027	21,114,767
Newmont Mining Corp.	569,915	22,904,884
The Dow Chemical Co.	410,912	21,264,696
Total Materials		111,430,262

Utilities (9.98%)
Dominion Resources, Inc.	468,852	21,257,750
Duke Energy Corp.	241,922	22,324,562
Edison International	315,441	21,131,393
Pinnacle West Capital Corp.	287,774	21,565,783
Southern Co.	324,882	23,060,124
Total Utilities		109,339,612

TOTAL COMMON STOCKS
(Cost $1,181,121,238)		1,089,681,748

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.16%)
Money Market Fund (0.16%)
State Street Institutional
Treasury Plus Money
Market Fund (Premier
Class)	5.31%	1,759,568	1,759,568

TOTAL SHORT TERM INVESTMENTS

(Cost $1,759,568)			1,759,568

TOTAL INVESTMENTS (99.64%)
(Cost $1,182,880,806)			$1,091,441,316
OTHER ASSETS IN EXCESS OF LIABILITIES (0.36%)			3,936,830
NET ASSETS - 100.00%			$1,095,378,146

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $17,948,193.

See Notes to Financial Statements.

15 | November 30, 2023

ALPS International Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
COMMON STOCKS (99.51%)
Australia (8.12%)
BHP Group, Ltd.	163,672	$5,007,178
Fortescue, Ltd.(a)	364,353	6,016,255
South32, Ltd.	2,154,768	4,385,195
Woodside Energy Group, Ltd.	186,056	3,811,036
Total Australia		19,219,664

Austria (2.25%)
Erste Group Bank AG	131,605	5,316,057

Denmark (1.70%)
A P Moller-Maersk A/S	2,546	4,014,923

Finland (2.04%)
Fortum Oyj	343,976	4,824,351

France (16.23%)
Amundi SA(b)(c)	79,413	4,883,895
Bouygues SA	132,969	5,052,735
Cie Generale des
Etablissements Michelin
SCA	142,922	4,793,106
Credit Agricole SA	378,355	4,951,109
Danone SA	78,845	5,060,944
Engie SA	284,733	4,933,471
Orange SA	391,274	4,814,370
Sanofi SA	42,095	3,915,793
Total France		38,405,423

Germany (5.52%)
Bayerische Motoren Werke AG	44,125	4,591,171
Fresenius Medical Care AG	105,534	4,322,678
Mercedes-Benz Group AG	64,134	4,159,251
Total Germany		13,073,100

Hong Kong (1.86%)
CITIC, Ltd.	4,664,000	4,394,536

Israel (1.65%)
Israel Chemicals, Ltd.	775,573	3,895,795

Italy (6.15%)
Enel SpA	682,241	4,816,605
Eni SpA	285,337	4,710,996
Intesa Sanpaolo SpA	1,749,399	5,029,974
Total Italy		14,557,575

Japan (17.68%)
Canon, Inc.(a)	187,063	4,803,378
ENEOS Holdings, Inc.	1,151,100	4,537,318
Japan Tobacco, Inc.	205,400	5,265,921
Kyocera Corp.	89,820	4,961,728
NEC Corp.	83,300	4,629,651
Nippon Steel Corp.	188,500	4,395,282
Nippon Yusen KK(a)	169,700	4,548,683
Sumitomo Corp.	217,900	4,556,118

Security Description	Shares	Value
Japan (continued)
Takeda Pharmaceutical Co.,
Ltd.	147,300	$4,138,031
Total Japan		41,836,110

Netherlands (4.14%)
Koninklijke Philips NV	216,373	4,420,726
Stellantis NV	248,293	5,378,826
Total Netherlands		9,799,552

Norway (3.92%)
Aker BP ASA	161,785	4,636,762
Telenor ASA	432,232	4,645,916
Total Norway		9,282,678

Poland (2.07%)
ORLEN SA	332,626	4,908,455

Portugal (2.01%)
Jeronimo Martins SGPS SA	192,631	4,759,686

Spain (5.91%)
Endesa SA	220,096	4,596,214
Redeia Corp. SA	278,835	4,667,990
Telefonica SA	1,098,135	4,726,272
Total Spain		13,990,476

Sweden (6.16%)
H & M Hennes & Mauritz AB,
Class B	301,322	4,816,493
Telefonaktiebolaget LM
Ericsson, Class B	885,064	4,378,176
Telia Co. AB	2,274,686	5,392,253
Total Sweden		14,586,922

Switzerland (2.26%)
Swiss Re AG	45,386	5,351,267

United Kingdom (9.84%)
British American Tobacco PLC	139,965	4,438,678
GSK PLC	251,263	4,502,439
Imperial Brands PLC	206,505	4,813,870
The Sage Group Plc	355,565	5,074,626
Vodafone Group PLC	4,955,622	4,462,569
Total United Kingdom		23,292,182

TOTAL COMMON STOCKS
(Cost $222,762,311)		235,508,752

16 | November 30, 2023

ALPS International Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2023

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (2.13%)
Money Market Fund (0.20%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $473,041)	5.31%	473,041	$473,041

Investments Purchased with Collateral
from Securities Loaned (1.93%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.37%
(Cost $4,563,243)		4,563,243	$4,563,243

TOTAL SHORT TERM INVESTMENTS

(Cost $5,036,284)			5,036,284

TOTAL INVESTMENTS (101.64%)
(Cost $227,798,595)			$240,545,036
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.64%)			(3,879,279)
NET ASSETS - 100.00%			$236,665,757

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $4,383,058.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $4,883,895, representing 2.06% of net assets.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2023, the market value of those securities was $4,883,895, representing 2.06% of net assets.

See Notes to Financial Statements.

17 | November 30, 2023

ALPS Emerging Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
COMMON STOCKS (99.35%)
Brazil (12.71%)
Cia Siderurgica Nacional SA	253,106	$844,364
Engie Brasil Energia SA	73,000	645,158
JBS S/A	163,800	772,401
Petroleo Brasileiro SA	90,422	659,695
TOTVS SA	136,241	922,012
Total Brazil		3,843,630

Chile (8.40%)
Banco Santander Chile, ADR	34,179	668,883
Cia Sud Americana de Vapores SA	9,759,488	566,222
Empresas CMPC SA	353,830	684,413
Falabella SA(a)	265,410	619,589
Total Chile		2,539,107

China (9.05%)
BBMG Corp.(b)	5,656,000	543,059
China Petroleum & Chemical Corp.	1,065,200	548,194
COSCO SHIPPING Holdings Co., Ltd.	591,000	544,749
Maanshan Iron & Steel Co., Ltd.(b)	3,468,000	546,086
Sinotrans, Ltd.	1,518,000	553,851
Total China		2,735,939

Colombia (4.30%)
Bancolombia SA, ADR	23,886	659,015
Ecopetrol SA, Sponsored ADR, Sponsored ADR	50,954	642,530
Total Colombia		1,301,545

Czech Republic (4.27%)
CEZ AS	14,927	660,334
Komercni banka A.S.	20,342	629,826
Total Czech Republic		1,290,160

Hungary (2.42%)
Richter Gedeon Nyrt	29,022	731,472

India (7.40%)
Dr Reddy's Laboratories, Ltd., ADR	11,163	780,294
Infosys, Ltd., Sponsored ADR	42,657	748,630
Wipro, Ltd., ADR(b)	145,935	707,785
Total India		2,236,709

Indonesia (8.35%)
Astra International Tbk PT	1,450,900	505,149
Bukit Asam Tbk PT	3,169,200	494,485
Indo Tambangraya Megah Tbk PT	302,000	478,021
Indofood Sukses Makmur Tbk PT	1,340,900	555,466

Security Description	Shares	Value
Indonesia (continued)
Perusahaan Gas Negara Tbk PT	6,853,200	$492,670
Total Indonesia		2,525,791

Malaysia (10.26%)
Maxis Bhd	676,300	566,063
MISC Bhd	396,300	611,524
Petronas Gas Bhd	165,500	598,848
Sime Darby Bhd	1,293,900	685,896
Sime Darby Plantation Bhd	660,500	639,308
Total Malaysia		3,101,639

Mexico (5.99%)
Coca-Cola Femsa SAB de CV, ADR	7,411	627,341
El Puerto de Liverpool SAB de CV	106,652	621,177
Kimberly-Clark de Mexico SAB de CV, Class A	278,600	563,665
Total Mexico		1,812,183

Philippines (4.30%)
Manila Electric Co.	98,290	637,672
PLDT, Inc.	28,580	663,381
Total Philippines		1,301,053

Russia (0.00%(c))
Mobile TeleSystems PJSC, Sponsored ADR(a)(d)	64,600	646
Novolipetsk Steel PJSC, GDR(a)(d)(e)	17,594	176
Severstal PAO, GDR(a)(d)(e)	23,283	233
X5 Retail Group NV, GDR(a)(d)(e)	17,785	178
Total Russia		1,233

South Africa (10.15%)
African Rainbow Minerals, Ltd.	73,912	712,488
MultiChoice Group	153,373	550,479
Nedbank Group, Ltd.	54,962	623,347
Ninety One, Ltd.	294,764	642,340
Vodacom Group, Ltd.	105,399	542,335
Total South Africa		3,070,989

Thailand (10.20%)
Bangkok Dusit Medical Services PCL	987,200	736,664
Bumrungrad Hospital Pcl	105,500	668,794
Delta Electronics Thailand PCL	255,000	563,606
Home Product Center PCL	1,582,400	530,803
Intouch Holdings PCL	295,800	586,513
Total Thailand		3,086,380

18 | November 30, 2023

ALPS Emerging Sector Dividend Dogs ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
Turkey (1.55%)
Tofas Turk Otomobil Fabrikasi A.S.	56,838	$469,463

TOTAL COMMON STOCKS
(Cost $31,288,651)		30,047,293

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.32%)
Money Market Fund (0.15%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class) (Cost $46,205)	5.31%	46,205	$46,205

Investments Purchased with Collateral
from Securities Loaned (0.17%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.37% (Cost $51,420)		51,420	51,420
TOTAL SHORT TERM INVESTMENTS

(Cost $97,625)			97,625

TOTAL INVESTMENTS (99.67%)
(Cost $31,386,276)			$30,144,918
OTHER ASSETS IN EXCESS OF LIABILITIES (0.33%)			98,516
NET ASSETS - 100.00%			$30,243,434

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $172,750.
(c)	Less than 0.005%.
(d)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 securities under the fair value hierarchy.
(e)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2023, the market value of those securities was $587, representing 0.01% of net assets.

See Notes to Financial Statements.

19 | November 30, 2023

ALPS REIT Dividend Dogs ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
COMMON STOCKS (99.63%)
Data Center REITs (2.37%)
Equinix, Inc.	339	$276,288

Diversified REITs (10.64%)
Broadstone Net Lease, Inc.	15,906	254,496
CTO Realty Growth, Inc.	15,224	257,286
Gladstone Commercial Corp.	19,775	247,187
Global Net Lease, Inc.	23,301	204,583
One Liberty Properties, Inc.	13,534	276,500
Total Diversified REITs		1,240,052

Health Care REITs (10.83%)
Global Medical REIT, Inc.	27,848	279,315
Healthcare Realty Trust, Inc.	15,707	239,846
Medical Properties Trust, Inc.	39,549	191,813
Omega Healthcare Investors, Inc.	8,179	259,683
Sabra Health Care REIT, Inc.	20,030	292,438
Total Health Care REITs		1,263,095

Hotel & Resort REITs (11.29%)
Apple Hospitality REIT, Inc.	16,258	271,021
Park Hotels & Resorts, Inc.	20,358	301,909
Pebblebrook Hotel Trust(a)	17,683	225,458
RLJ Lodging Trust	26,002	277,961
Service Properties Trust	33,497	239,504
Total Hotel & Resort REITs		1,315,853

Industrial REITs (10.69%)
EastGroup Properties, Inc.	1,471	255,586
Innovative Industrial Properties, Inc.	2,966	242,204
LXP Industrial Trust	27,295	239,650
Plymouth Industrial REIT, Inc.	11,546	251,125
STAG Industrial, Inc.	7,181	257,439
Total Industrial REITs		1,246,004

Multi-Family Residential REITs (8.29%)
Apartment Income REIT Corp.	8,098	252,010
BRT Apartments Corp.	14,451	263,008
Centerspace	4,229	225,575
Clipper Realty, Inc.	44,211	225,476
Total Multi-Family Residential REITs		966,069

Office REITs (10.10%)
Brandywine Realty Trust	52,946	236,139
Hudson Pacific Properties, Inc.	36,422	213,797
Office Properties Income Trust	44,582	248,768
Piedmont Office Realty Trust, Inc., Class A	38,676	240,565
SL Green Realty Corp.	6,500	237,705
Total Office REITs		1,176,974

Retail REITs (11.74%)
Alexander's, Inc.	1,329	244,483

Security Description	Shares	Value
Retail REITs (continued)
CBL & Associates Properties, Inc.	12,196	$286,606
Saul Centers, Inc.	6,998	258,576
Simon Property Group, Inc.	2,289	285,873
Spirit Realty Capital, Inc.	7,089	292,776
Total Retail REITs		1,368,314

Self-Storage REITs (2.20%)
National Storage Affiliates Trust	7,731	256,592

Single-Family Residential REITs (2.16%)
UMH Properties, Inc.	17,842	251,929

Specialized REITs (11.65%)
EPR Properties	5,940	265,043
Four Corners Property Trust, Inc.	10,654	244,935
Gaming and Leisure Properties, Inc.	5,357	250,333
Outfront Media, Inc.	23,962	293,055
Uniti Group, Inc.	55,053	304,443
Total Specialized REITs		1,357,809

Technology REITs (5.07%)
Crown Castle, Inc.	2,644	310,088
Digital Realty Trust, Inc.	2,021	280,475
Total Technology REITs		590,563

Telecom Tower REITs (2.60%)
American Tower Corp.	1,453	303,357

TOTAL COMMON STOCKS
(Cost $14,389,611)		11,612,899

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.19%)
Money Market Fund (0.19%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	5.31%	22,561	22,561

TOTAL SHORT TERM INVESTMENTS

(Cost $22,561)			22,561

TOTAL INVESTMENTS (99.82%)
(Cost $14,412,172)			$11,635,460
OTHER ASSETS IN EXCESS OF LIABILITIES (0.18%)			20,892
NET ASSETS - 100.00%			$11,656,352

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $202,100.

See Notes to Financial Statements.

20 | November 30, 2023

ALPS ETF Trust

Statements of Assets and Liabilities	November 30, 2023

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF	ALPS REIT Dividend Dogs ETF
ASSETS:
Investments, at value*	$1,091,441,316	$240,545,036	$30,144,918	$11,635,460
Foreign currency, at value (Cost $–, $82,169, $38,322 and $–)	–	82,171	38,195	–
Foreign tax reclaims	–	635,697	6,174	1,280
Dividends receivable	6,461,408	794,893	120,279	22,812
Receivable for investments sold	1,216,204	2,246,772	38,128	–
Receivable for shares sold	–	1,440,309	–	–
Total Assets	1,099,118,928	245,744,878	30,347,694	11,659,552

LIABILITIES:
Payable for investments purchased	2,211,510	4,423,007	38,196	–
Payable to adviser	311,326	92,871	14,644	3,200
Payable for shares redeemed	1,217,946	–	–	–
Payable for collateral upon return of securities loaned	–	4,563,243	51,420	–
Total Liabilities	3,740,782	9,079,121	104,260	3,200
NET ASSETS	$1,095,378,146	$236,665,757	$30,243,434	$11,656,352

NET ASSETS CONSIST OF:
Paid-in capital	$1,359,886,937	$282,926,866	$41,629,458	$23,713,932
Total Distributable earnings/(accumulated losses)	(264,508,791)	(46,261,109)	(11,386,024)	(12,057,580)
NET ASSETS	$1,095,378,146	$236,665,757	$30,243,434	$11,656,352

INVESTMENTS, AT COST	$1,182,880,806	$227,798,595	$31,386,276	$14,412,172

PRICING OF SHARES:
Net Assets	$1,095,378,146	$236,665,757	$30,243,434	$11,656,352
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	22,484,141	8,250,000	1,450,000	325,000
Net Asset Value, offering and redemption price per share	$48.72	$28.69	$20.86	$35.87

*	Includes $17,948,193, $4,383,058, $172,750, and $202,100 respectively of securities on loan.

See Notes to Financial Statements.

21 | November 30, 2023

ALPS ETF Trust

Statements of Operations	For the Year Ended November 30, 2023

	ALPS Sector Dividend Dogs ETF	ALPS International Sector Dividend Dogs ETF	ALPS Emerging Sector Dividend Dogs ETF	ALPS REIT Dividend Dogs ETF
INVESTMENT INCOME:
Dividends*	$53,646,353	$11,492,366	$2,107,307	$683,898
Securities Lending Income	857	11,672	2,040	942
Total Investment Income	53,647,210	11,504,038	2,109,347	684,840

EXPENSES:
Investment adviser fees	4,489,145	1,023,339	177,374	53,940
Total Expenses	4,489,145	1,023,339	177,374	53,940
NET INVESTMENT INCOME	49,158,065	10,480,699	1,931,973	630,900

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments(a)	40,887,629	(3,440,498)	(1,151,239)	(3,144,755)
Net realized loss on foreign currency transactions	–	(53,311)	(29,954)	–
Total net realized gain/(loss)	40,887,629	(3,493,809)	(1,181,193)	(3,144,755)
Net change in unrealized appreciation/(depreciation) on investments	(159,451,318)	23,994,177	562,335	955,249
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	–	13,772	(1,120)	56
Total net change in unrealized appreciation/(depreciation)	(159,451,318)	24,007,949	561,215	955,305
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(118,563,689)	20,514,140	(619,978)	(2,189,450)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(69,405,624)	$30,994,839	$1,311,995	$(1,558,550)
*Net of foreign tax withholding:	$–	$1,711,805	$293,384	$–

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

22 | November 30, 2023

ALPS Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022
OPERATIONS:
Net investment income	$49,158,065	$47,106,686
Net realized gain	40,887,629	79,831,594
Net change in unrealized appreciation/(depreciation)	(159,451,318)	(10,173,890)
Net increase/(decrease) in net assets resulting from operations	(69,405,624)	116,764,390

Net Equalization Credits/(Debits)	(2,391,020)	1,492,734

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(51,058,930)	(46,839,426)
Total distributions	(51,058,930)	(46,839,426)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	48,739,416	142,289,681
Cost of shares redeemed	(135,465,114)	(44,389,643)
Net income equalization (Note 2)	2,391,020	(1,492,734)
Net increase/(decrease) from share transactions	(84,334,678)	96,407,304
Net increase/(decrease) in net assets	(207,190,252)	167,825,002

NET ASSETS:
Beginning of year	1,302,568,398	1,134,743,396
End of year	$1,095,378,146	$1,302,568,398

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	24,309,141	22,484,141
Shares sold	950,000	2,700,000
Shares redeemed	(2,775,000)	(875,000)
Shares outstanding, end of year	22,484,141	24,309,141

See Notes to Financial Statements.

23 | November 30, 2023

ALPS International Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022
OPERATIONS:
Net investment income	$10,480,699	$7,271,405
Net realized gain/(loss)	(3,493,809)	12,053
Net change in unrealized appreciation/(depreciation)	24,007,949	(5,804,169)
Net increase in net assets resulting from operations	30,994,839	1,479,289

Net Equalization Credits	1,593,144	157,925

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(10,066,812)	(6,875,035)
From tax return of capital	–	(104,515)
Total distributions	(10,066,812)	(6,979,550)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	60,732,845	47,390,193
Cost of shares redeemed	(14,945,757)	(29,427,911)
Net income equalization (Note 2)	(1,593,144)	(157,925)
Net increase from share transactions	44,193,944	17,804,357
Net increase in net assets	66,715,115	12,462,021

NET ASSETS:
Beginning of year	169,950,642	157,488,621
End of year	$236,665,757	$169,950,642

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	6,575,000	5,950,000
Shares sold	2,225,000	1,775,000
Shares redeemed	(550,000)	(1,150,000)
Shares outstanding, end of year	8,250,000	6,575,000

See Notes to Financial Statements.

24 | November 30, 2023

ALPS Emerging Sector Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022
OPERATIONS:
Net investment income	$1,931,973	$1,344,781
Net realized loss	(1,181,193)	(97,520)
Net change in unrealized appreciation/(depreciation)	561,215	(2,290,146)
Net increase/(decrease) in net assets resulting from operations	1,311,995	(1,042,885)

Net Equalization Credits/(Debits)	(7,348)	69,251

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,969,818)	(1,199,258)
Total distributions	(1,969,818)	(1,199,258)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	3,780,259	8,949,252
Cost of shares redeemed	(1,060,988)	(3,266,629)
Net income equalization (Note 2)	7,348	(69,251)
Net increase from share transactions	2,726,619	5,613,372
Net increase in net assets	2,061,448	3,440,480

NET ASSETS:
Beginning of year	28,181,986	24,741,506
End of year	$30,243,434	$28,181,986

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,325,000	1,050,000
Shares sold	175,000	450,000
Shares redeemed	(50,000)	(175,000)
Shares outstanding, end of year	1,450,000	1,325,000

See Notes to Financial Statements.

25 | November 30, 2023

ALPS REIT Dividend Dogs ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022
OPERATIONS:
Net investment income	$630,900	$801,823
Net realized gain/(loss)	(3,144,755)	3,120,128
Net change in unrealized appreciation/(depreciation)	955,305	(7,304,705)
Net decrease in net assets resulting from operations	(1,558,550)	(3,382,754)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(651,314)	(825,395)
From tax return of capital	(442,862)	(282,853)
Total distributions	(1,094,176)	(1,108,248)

CAPITAL SHARE TRANSACTIONS:
Cost of shares redeemed	(6,444,564)	(3,444,778)
Net decrease from share transactions	(6,444,564)	(3,444,778)
Net decrease in net assets	(9,097,290)	(7,935,780)

NET ASSETS:
Beginning of year	20,753,642	28,689,422
End of year	$11,656,352	$20,753,642

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	500,000	575,000
Shares sold	–	–
Shares redeemed	(175,000)	(75,000)
Shares outstanding, end of year	325,000	500,000

See Notes to Financial Statements.

26 | November 30, 2023

ALPS Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2023		For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$53.58		$50.47	$43.69	$45.78	$44.26

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (a)	2.06		2.02	1.75	1.70	1.71
Net realized and unrealized gain/(loss)	(4.79)		3.11	6.84	(2.14)	1.34
Total from investment operations	(2.73)		5.13	8.59	(0.44)	3.05

DISTRIBUTIONS:
From net investment income	(2.13)		(2.02)	(1.81)	(1.65)	(1.53)
Total distributions	(2.13)		(2.02)	(1.81)	(1.65)	(1.53)

Net increase/(decrease) in net asset value	(4.86)		3.11	6.78	(2.09)	1.52
NET ASSET VALUE, END OF PERIOD	$48.72		$53.58	$50.47	$43.69	$45.78
TOTAL RETURN(b)	(5.07)%		10.42%	19.77%	(0.27)%	7.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$1,095,378		$1,302,568	$1,134,743	$1,007,514	$1,746,784

Ratio of expenses to average net assets	0.37	%(c)	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	4.10%		3.84%	3.43%	4.27%	3.97%
Portfolio turnover rate(d)	51%		53%	54%	77%	55%
Undistributed net investment income included in price of units issued and redeemed(a)(e)	$(0.10)		$0.06	$(0.02)	$0.12	$0.06

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Effective April 1, 2023 the Advisory Fee changed from 0.40% to 0.36%.
(d)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(e)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

27 | November 30, 2023

ALPS International Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$25.85	$26.47	$24.82	$26.88	$25.14

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.41	1.15	1.09	0.75	1.20
Net realized and unrealized gain/(loss)	2.80	(0.68)	1.65	(1.66)	1.69
Total from investment operations	4.21	0.47	2.74	(0.91)	2.89

DISTRIBUTIONS:
From net investment income	(1.37)	(1.07)	(1.08)	(1.11)	(1.15)
Tax return of capital	–	(0.02)	(0.01)	(0.04)	–
Total distributions	(1.37)	(1.09)	(1.09)	(1.15)	(1.15)

Net increase/(decrease) in net asset value	2.84	(0.62)	1.65	(2.06)	1.74
NET ASSET VALUE, END OF PERIOD	$28.69	$25.85	$26.47	$24.82	$26.88
TOTAL RETURN(b)	16.71%	1.92%	10.93%	(3.08)%	11.79%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$236,666	$169,951	$157,489	$146,431	$221,741

Ratio of expenses to average net assets	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets	5.12%	4.43%	3.92%	3.22%	4.65%
Portfolio turnover rate(c)	62%	54%	61%	79%	58%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$0.21	$0.03	$(0.25)	$0.00 (e)	$0.04

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

(e)	Less than $0.005.

See Notes to Financial Statements.

28 | November 30, 2023

ALPS Emerging Sector Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$21.27	$23.56	$20.96	$20.67	$21.33

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.39	1.11	1.04	0.56	0.89
Net realized and unrealized gain/(loss)	(0.39)	(2.41)	2.50	0.42	(0.33)
Total from investment operations	1.00	(1.30)	3.54	0.98	0.56

DISTRIBUTIONS:
From net investment income	(1.41)	(0.99)	(0.94)	(0.69)	(1.22)
Total distributions	(1.41)	(0.99)	(0.94)	(0.69)	(1.22)

Net increase/(decrease) in net asset value	(0.41)	(2.29)	2.60	0.29	(0.66)
NET ASSET VALUE, END OF PERIOD	$20.86	$21.27	$23.56	$20.96	$20.67
TOTAL RETURN(b)	4.88%	(5.20)%	16.81%	5.20%	2.67%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$30,243	$28,182	$24,742	$20,958	$28,941

Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.60%
Ratio of net investment income to average net assets	6.54%	5.17%	4.32%	2.92%	4.16%
Portfolio turnover rate(c)	85%	90%	84%	93%	83%
Undistributed net investment income included in price of units issued and redeemed(a)(d)	$(0.01)	$0.06	$0.02	$0.02	$0.01

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(d)	The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

See Notes to Financial Statements.

29 | November 30, 2023

ALPS REIT Dividend Dogs ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020 (a)		For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$41.51	$49.89	$40.49	$48.42		$44.18

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (b)	1.51	1.49	1.21	1.29		1.19
Net realized and unrealized gain/(loss)	(4.62)	(7.86)	10.25	(7.26)		4.45
Total from investment operations	(3.11)	(6.37)	11.46	(5.97)		5.64

DISTRIBUTIONS:
From net investment income	(1.46)	(1.51)	(1.36)	(1.57)		(1.40)
Tax return of capital	(1.07)	(0.50)	(0.70)	(0.39)		–
Total distributions	(2.53)	(2.01)	(2.06)	(1.96)		(1.40)

Net increase/(decrease) in net asset value	(5.64)	(8.38)	9.40	(7.93)		4.24
NET ASSET VALUE, END OF PERIOD	$35.87	$41.51	$49.89	$40.49		$48.42
TOTAL RETURN(c)	(7.16)%	(13.06)%	29.03%	(11.77)%		13.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$11,656	$20,754	$28,689	$26,320		$53,265

Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.38	%(d)	0.55%
Ratio of net investment income to average net assets	4.09%	3.23%	2.60%	3.26%		2.56%
Portfolio turnover rate(e)	89%	85%	78%	148%		10%

(a)	Prior to January 2, 2020, the ALPS REIT Dividend Dogs ETF was known as the Cohen & Steers Global Realty Majors ETF.
(b)	Based on average shares outstanding during the period.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Effective January 2, 2020 the Fund's Advisory Fee changed from 0.55% to 0.35%.
(e)	Portfolio turnover for periods less than one year is not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

30 | November 30, 2023

ALPS ETF Trust

Notes to Financial Statements	November 30, 2023

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2023, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, and the ALPS REIT Dividend Dogs ETF (each a “Fund” and collectively, the “Funds”).

The investment objective of the ALPS Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Sector Dividend Dogs Index. The investment objective of the ALPS International Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® International Sector Dividend Dogs Index. The investment objective of the ALPS Emerging Sector Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® Emerging Sector Dividend Dogs Index. The investment objective of the ALPS REIT Dividend Dogs ETF is to seek investment results that replicate as closely as possible, before fees and expenses, the performance of the S-Network® REIT Dividend Dogs Index. Each Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

31 | November 30, 2023

ALPS ETF Trust

Notes to Financial Statements	November 30, 2023

B. Fair Value Measurements

 Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

32 | November 30, 2023

ALPS ETF Trust

Notes to Financial Statements	November 30, 2023

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2023:

ALPS Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$1,089,681,748	$–	$–	$1,089,681,748
Short Term Investments	1,759,568	–	–	1,759,568
Total	$1,091,441,316	$–	$–	$1,091,441,316

ALPS International Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$235,508,752	$–	$–	$235,508,752
Short Term Investments	5,036,284	–	–	5,036,284
Total	$240,545,036	$–	$–	$240,545,036

ALPS Emerging Sector Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*
Russia	$–	$–	$1,233	$1,233
Other*	$30,046,060	–	–	$30,046,060
Short Term Investments	97,625	–	–	97,625
Total	$30,143,685	$–	$1,233	$30,144,918

ALPS REIT Dividend Dogs ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$11,612,899	$–	$–	$11,612,899
Short Term Investments	22,561	–	–	22,561
Total	$11,635,460	$–	$–	$11,635,460

*	For a detailed sector/country breakdown, see the accompanying Schedules of Investments.

The Funds, except for the ALPS Emerging Sector Dividend Dogs ETF, did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2023. The Adviser has determined that the value of Level 3 securities is not material; therefore, a reconciliation of assets of the ALPS Emerging Sector Dividend Dogs ETF for Level 3 investments for which significant unobservable inputs were used to determine fair value is not presented for the year ended November 30, 2023.

C. Foreign Securities

The ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, and the ALPS REIT Dividend Dogs ETF may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of each Fund, the value of each Fund's securities may change on the days when investors are not able to purchase the shares of the Funds. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE or NASDAQ. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its Index.

33 | November 30, 2023

ALPS ETF Trust

Notes to Financial Statements	November 30, 2023

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Interest income, if any, is recorded on the accrual basis, including any amortization of premiums and accretion of discounts. Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

F. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

G. Equalization

The ALPS Sector Dividend Dogs ETF, the ALPS International Sector Dividend Dogs ETF, and the ALPS Emerging Sector Dividend Dogs ETF utilize the accounting practice known as “Equalization” by which a portion of the proceeds from sales and costs of reacquiring the Funds’ shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Funds’ shares. Amounts related to Equalization can be found on the Statements of Changes in Net Assets.

H. Foreign Taxes

The ALPS International Sector Dividend Dogs ETF, the ALPS Emerging Sector Dividend Dogs ETF, and the ALPS REIT Dividend Dogs ETF may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the Funds invest. These foreign taxes, if any, are paid by these Funds and are disclosed in each Fund’s Statement of Operations. Foreign taxes accrued as of November 30, 2023, if any, are reflected in each Fund’s Statement of Assets and Liabilities.

I. Real Estate Investment Trusts (“REITs”)

As part of its investments in real estate related securities, the ALPS REIT Dividend Dogs ETF (“RDOG”) will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of RDOG’s investment strategy results in RDOG investing in REIT shares, the percentage of RDOG’s dividend income received from REIT shares will likely exceed the percentage of RDOG’s portfolio that is comprised of REIT shares. Distributions received by RDOG from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from RDOG’s investments in REITs are reported to RDOG after the end of the calendar year; accordingly, RDOG estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to RDOG after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to RDOG’s investments in REITs, RDOG may also make distributions in excess of RDOG’s earnings and capital gains. Distributions, if any, in excess of RDOG’s earnings and profits will first reduce the adjusted tax basis of a holder’s shares and, after that basis has been reduced to zero, will constitute capital gains to the shareholder.

34 | November 30, 2023

ALPS ETF Trust

Notes to Financial Statements	November 30, 2023

J. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2023, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions and prior year tax return true-ups:

Fund	Paid-in Capital	Total Distributable Earnings
ALPS Sector Dividend Dogs ETF	$8,453,870	$(8,453,870)
ALPS International Sector Dividend Dogs ETF	1,589,245	(1,589,245)
ALPS Emerging Sector Dividend Dogs ETF	155,716	(155,716)
ALPS REIT Dividend Dogs ETF	(404,750)	404,750

The tax character of distributions paid during the fiscal years ended November 30, 2023 and November 30, 2022 was as follows:

Fund	Ordinary Income	Return of Capital
November 30, 2023
ALPS Sector Dividend Dogs ETF	$51,058,930	$–
ALPS International Sector Dividend Dogs ETF	10,066,812	–
ALPS Emerging Sector Dividend Dogs ETF	1,969,818	–
ALPS REIT Dividend Dogs ETF	651,314	442,862

Fund	Ordinary Income	Return of Capital
November 30, 2022
ALPS Sector Dividend Dogs ETF	$46,839,426	$–
ALPS International Sector Dividend Dogs ETF	6,875,035	104,515
ALPS Emerging Sector Dividend Dogs ETF	1,199,258	–
ALPS REIT Dividend Dogs ETF	825,395	282,853

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2023, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS Sector Dividend Dogs ETF	$–	$168,036,590
ALPS International Sector Dividend Dogs ETF	6,656,571	51,316,726
ALPS Emerging Sector Dividend Dogs ETF	1,215,909	8,786,761
ALPS REIT Dividend Dogs ETF	7,002,786	2,117,277

The ALPS Sector Dividend Dogs ETF used capital loss carryovers during the year ended November 30, 2023 in the amount of $32,556,612.

35 | November 30, 2023

ALPS ETF Trust

Notes to Financial Statements	November 30, 2023

As of November 30, 2023, the components of distributable earnings on a tax basis for each Fund were as follows:

	Undistributed net investment income	Accumulated net realized loss on investments	Net unrealized appreciation/ (depreciation) on investments	Total
ALPS Sector Dividend Dogs ETF	$2,742,205	$(168,036,590)	$(99,214,406)	$(264,508,791)
ALPS International Sector Dividend Dogs ETF	1,377,587	(57,973,297)	10,334,601	(46,261,109)
ALPS Emerging Sector Dividend Dogs ETF	160,800	(10,002,670)	(1,544,154)	(11,386,024)
ALPS REIT Dividend Dogs ETF	–	(9,120,063)	(2,937,517)	(12,057,580)

As of November 30, 2023, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation/ (Depreciation) of Foreign Currency	Net Unrealized Appreciation/ (Depreciation)	Cost of Investments for Income Tax Purposes
ALPS Sector Dividend Dogs ETF	$90,744,212	$(189,958,618)	$–	$(99,214,406)	$1,190,655,722
ALPS International Sector Dividend Dogs ETF	25,925,876	(15,613,893)	22,618	10,334,601	230,233,053
ALPS Emerging Sector Dividend Dogs ETF	3,094,402	(4,638,954)	398	(1,544,154)	31,689,470
ALPS REIT Dividend Dogs ETF	549,714	(3,487,185)	(46)	(2,937,517)	14,572,931

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and investments in passive foreign investment companies.

K. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Code, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2023, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Each Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

L. Lending of Portfolio Securities

The Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend its portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

36 | November 30, 2023

ALPS ETF Trust

Notes to Financial Statements	November 30, 2023

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statements of Operations.

The following is a summary of a Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2023:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS Sector Dividend Dogs ETF	$17,948,193	$–	$18,343,890	$18,343,890
ALPS International Sector Dividend Dogs ETF	4,383,058	4,563,243	–	4,563,243
ALPS Emerging Sector Dividend Dogs ETF	172,750	51,420	129,963	181,383
ALPS REIT Dividend Dogs ETF	202,100	–	205,819	205,819

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2023:

ALPS International Sector Dividend Dogs ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$4,563,243	$–	$–	$–	$4,563,243
Total Borrowings					4,563,243
Gross amount of recognized liabilities for securities lending (collateral received)					$4,563,243

ALPS Emerging Sector Dividend Dogs ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$51,420	$–	$–	$–	$51,420
Total Borrowings					51,420
Gross amount of recognized liabilities for securities lending (collateral received)					$51,420

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
ALPS Sector Dividend Dogs ETF	0.36%*
ALPS International Sector Dividend Dogs ETF	0.50%
ALPS Emerging Sector Dividend Dogs ETF	0.60%
ALPS REIT Dividend Dogs ETF	0.35%

*	Effective April 1, 2023, the Advisory Fee was reduced from 0.40% to 0.36%.

37 | November 30, 2023

ALPS ETF Trust

Notes to Financial Statements	November 30, 2023

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Effective July 1, 2023, each Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles. Prior to July 1, 2023, each Trustee received (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board received a quarterly retainer of $5,000, the Chairman of the Audit Committee received a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee received a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$618,750,897	$615,259,645
ALPS International Sector Dividend Dogs ETF	127,311,872	125,675,978
ALPS Emerging Sector Dividend Dogs ETF	25,947,741	25,067,446
ALPS REIT Dividend Dogs ETF	12,387,765	12,414,217

For the year ended November 30, 2023, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS Sector Dividend Dogs ETF	$48,713,147	$135,423,516
ALPS International Sector Dividend Dogs ETF	59,860,870	15,035,764
ALPS Emerging Sector Dividend Dogs ETF	2,503,821	764,776
ALPS REIT Dividend Dogs ETF	–	6,440,803

For the year ended November 30, 2023, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/ (Loss)
ALPS Sector Dividend Dogs ETF	$14,085,529
ALPS International Sector Dividend Dogs ETF	1,730,106
ALPS Emerging Sector Dividend Dogs ETF	159,363
ALPS REIT Dividend Dogs ETF	(78,289)

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

38 | November 30, 2023

ALPS ETF Trust

Notes to Financial Statements	November 30, 2023

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The ALPS Sector Dividend Dogs ETF and ALPS International Sector Dividend Dogs ETF engaged in cross trades between other funds in the Trust during the year ended November 30, 2023 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2023, were as follows:

	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
ALPS Sector Dividend Dogs ETF	$8,996,539	$3,140,132	$(23,542)
ALPS International Sector Dividend Dogs ETF	632,509	607,372	1,133

7. MARKET RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can negatively impact the securities markets and cause each Fund to lose value. Securities in each Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

8. REGULATORY UPDATE

The SEC adopted rule and form amendments that will change the format and content of the Funds' annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Funds' new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, the Trust is evaluating the impact of these rule and form amendment changes.

9. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

39 | November 30, 2023

ALPS ETF Trust

Additional Information	November 30, 2023 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of each Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2022:

	Qualified Dividend Income	Dividend Received Deduction	199A
ALPS Sector Dividend Dogs ETF	100.00%	89.99%	0.00%
ALPS International Sector Dividend Dogs ETF	100.00%	0.00%	0.00%
ALPS Emerging Sector Dividend Dogs ETF	61.13%	0.00%	0.00%
ALPS REIT Dividend Dogs ETF	0.64%	0.00%	89.84%

In early 2023, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2022 via Form 1099. The Funds will notify shareholders in early 2024 of amounts paid to them by the Funds, if any, during the calendar year 2023.

Pursuant to Section 853(c) of the Internal Revenue Code, the following Funds designated the following for the calendar year ended December 31, 2023:

	Foreign Taxes Paid	Foreign Source Income
ALPS International Sector Dividend Dogs ETF	$1,676,228	$13,248,627
ALPS Emerging Sector Dividend Dogs ETF	$281,432	$2,385,510

LICENSING AGREEMENTS

ALPS Sector Dividend Dogs ETF, ALPS International Sector Dividend Dogs ETF, ALPS Emerging Sector Dividend Dogs ETF, and ALPS REIT Dividend Dogs ETF

The Funds are not sponsored, endorsed, sold or promoted by S-Network Global Indexes, Inc.SM (“Licensor”). Licensor makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the (i) in the case of SDOG, S-Network Sector Dividend DogsSM, (ii) in the case of IDOG, S-Network International Sector Dividend DogsSM, (iii) in the case of EDOG, S-Network Emerging Sector Dividend Dogs IndexSM, and (iv) in the case of RDOG, S-Network REIT Dividend Dogs IndexSM (each an “Underlying Index”) to track the performance of a market or sector. Licensor’s only relationship to the Licensee is the licensing of certain service marks and trade names of Licensor and of the Underlying Index that is determined, composed and calculated by Licensor without regard to the Licensee or the Fund. Licensor has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Fund.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA

40 | November 30, 2023

ALPS ETF Trust

Additional Information	November 30, 2023 (Unaudited)

INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of each Fund or any member of the public regarding the advisability of investing in securities generally or in each Fund particularly or the ability of each Underlying Index to track general stock market performance. S&P’s and its third party licensor’s only relationship to the Index Provider is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of each Fund or the timing of the issuance or sale of each Fund or in the determination or calculation of the equation by which each Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of each Fund.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, EACH UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor’s® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc.; “Calculated by S&P Custom Indices” and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. These marks have been licensed for use by the Index Provider.

The Adviser does not guarantee the accuracy and/or the completeness of each Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by each Fund, owners of the Shares of each Fund or any other person or entity from the use of each Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to each Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of each Underlying Index, even if notified of the possibility of such damages.

41 | November 30, 2023

ALPS ETF Trust

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2023 (Unaudited)

At its meetings held on June 5, 2023 and June 20, 2023, the Board of Trustees of the Trust (the "Board" or the "Trustees"), where each Trustee is not an "interested person" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS Sector Dividend Dogs ETF (“SDOG”), the ALPS International Sector Dividend Dogs ETF (“IDOG”), the ALPS Emerging Sector Dividend Dogs ETF (“EDOG”), and the ALPS REIT Dividend Dogs ETF (“RDOG”) (each “a Fund” and collectively the “Funds”). In evaluating the renewal of the Investment Advisory Agreement with respect to each Fund the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board reviewed information on the performance of each Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable. The Board also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summaries set forth below, the Board, including the Independent Trustees, concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees, considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees, reviewed and noted the relatively small sizes of the Funds (other than SDOG) and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to such Funds. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Funds, known as fall-out benefits.

With respect to each Fund, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for RDOG is lower than the median of its FUSE expense group. RDOG’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of RDOG and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to RDOG.

The gross management fee rate for SDOG is lower than the median of its FUSE expense group. SDOG’s net expense ratio is lower than the median of its FUSE expense group.

With respect to AAI profitability from SDOG, the Independent Trustees noted SDOG recently reduced its management fee from 0.40% to 0.36%.

The gross management fee rate for IDOG is higher than the median of its FUSE expense group. IDOG’s net expense ratio is lower than the median of its FUSE expense group.

42 | November 30, 2023

ALPS ETF Trust

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2023 (Unaudited)

The Board, including the Independent Trustees, reviewed and noted the relatively small size of IDOG and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to IDOG.

The gross management fee rate for EDOG is equal to the median of its FUSE expense group. EDOG’s net expense ratio is equal to the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of EDOG and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to EDOG.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

43 | November 30, 2023

ALPS ETF Trust

Trustees and Officers	November 30, 2023 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees, each of whom have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”).

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	38	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund.
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the AXS Green Alpha ETF.	38	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003-present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014-2017; Board Member, Strong-Bridge Consulting, 2015- 2019; Board Member, IRI/ ODMS Holdings LLC, 2017–2019; Director, National Western Stock Show (not for profit) 2010-present; Director, History Colorado (not for profit) 2015- present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	24	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

44 | November 30, 2023

ALPS ETF Trust

Trustees and Officers	November 30, 2023 (Unaudited)

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	33	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (29 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

45 | November 30, 2023

ALPS ETF Trust

Trustees and Officers	November 30, 2023 (Unaudited)

OFFICERS:
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc.
Erich Rettinger, 1985	Treasurer	Since September 2023	Mr. Rettinger is Vice President of AAI (since 2021) and serves as Treasurer of Principal Real Estate Income Fund, Liberty All-Star Equity Fund, LibertyAll-Star Growth Fund, Inc., and ALPS Variable Investment Trust. From December 2021 to October 2022 he also served as Treasurer of RiverNorth Opportunities Fund, Inc. Because of his position with AAI, Mr. Rettinger is deemed an affiliate of the Fund as defined under the 1940 Act. From 2013-2021, he served as Vice President and Fund Controller of ALPS Fund Services.
Michael P. Lawlor, 1969	Secretary	Since December 2022	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of Financial Investors Trust and ALPS Variable Investment Trust.
Susan M. Cannon, 1974	Assistant Secretary	Since May 2023	Ms. Cannon joined ALPS in September 2022, and is currently a Senior Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Cannon worked for World Premier Private Partnership, Brown Brothers Harriman & Co.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his/her successor is elected.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

46 | November 30, 2023

Intentionally Left Blank

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

# Annual Report

**November 30, 2023**

ALPS | O'Shares U.S. Quality Dividend ETF (Cboe BZX: OUSA)

ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF (Cboe BZX: OUSM)

ALPS | O'Shares Global Internet Giants ETF (Cboe BZX: OGIG)

ALPS | O'Shares Europe Quality Dividend ETF (Cboe BZX: OEUR)

**An ALPS Advisors Solution**

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	14
Report of Independent Registered Public Accounting Firm	15
Financial Statements
Schedules of Investments	16
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	32
Notes to Financial Statements	36
Additional Information	46
Board Considerations Regarding Approval of Investment Advisory Agreement	48
Trustees & Officers	50

alpsfunds.com

ALPS | O’Shares U.S. Quality Dividend ETF

Performance Overview	November 30, 2023 (Unaudited)

Investment Objective

The ALPS|O’Shares U.S. Quality Dividend ETF (the "Fund") seeks investment results that track the performance, before fees and expenses, of the O'Shares U.S. Quality Dividend Index (the "Underlying Index").

The Underlying Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-paying issuers in the United States that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by O'Shares Investment Advisers, LLC. The high quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines. The constituents of the Underlying Index are selected from the S-Network U.S. Equity Large-Cap 500 Index.

Performance Overview

During the Fund's fiscal year ended November 30, 2023, the Fund generated a total return of 4.74%, performing generally in line with the Fund's Underlying Index, net of fees, which returned 5.28%. The Fund outperformed the Russell 1000® Value Index and the Morningstar US Large-Mid Cap Broad Value Index and underperformed the S&P 500® Index, which returned 1.35%, 4.05% and 13.84%, respectively, during the Fund's 2023 fiscal year.

The trailing-twelve-month yield for the Fund's underlying constituents as of November 30, 2023 was 1.87% vs. 2.13% and 2.80% for the Russell 1000® Value Index and Morningstar US Large-Mid Cap Broad Value Index, respectively.

The S&P 500® Index returned 13.84% for the Fund's fiscal year that ended November 30, 2023, as fiscal year 2023 saw markets rebound from 2022 lows. The Federal Reserve Bank (FED) continued its path of quantitative tightening in 2023 to combat inflation, reaching its target of peak rates with expectations of rate cuts into 2024 as the Consumer Price Index (CPI), energy prices and yields trended towards more acceptable levels. U.S. markets rallied substantially off the secondary effects of the FED's actions, which ALPS Advisors believes will lead to better odds of a soft landing, with expectations of rate cuts driving growth and equity multiples higher into the next year. Main macroeconomic talking points throughout 2023 centered on the path of future interest rates driven by monetary policy, and inflation trending towards the FED's 2% inflation target. Inflation significantly declined throughout 2023, with November 2023 numbers showing year-over-year CPI around 3.1%. Despite persistent recession calls, ALPS Advisors believes a gradual reduction in interest rates is likely to lead to an earnings recovery in the U.S., easing financial conditions for both U.S. and global equities. With the recent recovery in sentiment and price for U.S. markets, the S&P 500® Index Price-to-Earnings (P/E) ratio of 22.2x is slightly above its 10-year average of 20.6x. Looking forward, ALPS Advisors believes markets are likely to be data-dependent on job growth, CPI, spending and manufacturing data to justify the recent recovery in valuations.

Compared to the Russell 1000® Value Index, the Fund saw a positive impact from its higher-quality holdings across non-cyclical sectors. The Fund outperformed the Russell 1000® Value Index across Information Technology and Financials sectors, although its slight underweight to Communication Services and security selection of quality names within the Industrials sectors drove the bulk of relative underperformance.

Compared to the Morningstar US Large-Mid Cap Broad Value Index, the Fund saw a positive impact from its higher-quality holdings across non-cyclical sectors. The Fund outperformed the Morningstar US Large-Cap Broad Value Index across Information Technology, Financials, Health Care, Utilities and Consumer Staples sectors, while the Fund’s Communication Services, Industrials and Consumer Discretionary sector exposures drove the bulk of relative underperformance.

The best-performing stocks in the Fund during the Fund's fiscal year ended November 30, 2023, were Broadcom Inc. (AVGO), which increased 67.22%, Eli Lilly & Co (LLY), which saw a gain of 57.18%, and Microsoft Corp. (MSFT), rising 48.22%. The largest detractors for the Fund were Dollar General Corp. (DG), which decreased 48.76%, Pfizer Inc. (PFE), which fell 36.84%, and Bristol-Myers Squibb Co. (BMY), which lost 36.58%.

Looking forward, ALPS Advisors believes the methodology of selecting large-cap and mid-cap companies in the U.S. with fundamental determinates including quality, low volatility, and dividend growth, provides a cost-efficient core investment holding.

Performance (as of November 30, 2023)

	1 Year	5 Year	Since Inception^
ALPS | O'Shares U.S. Quality Dividend ETF – NAV	4.74%	8.55%	9.54%
ALPS | O'Shares U.S. Quality Dividend ETF – Market Price*	4.76%	8.57%	9.54%
O'Shares U.S. Quality Dividend Index**	5.28%	9.09%	10.10%
Morningstar US Large-Mid Cap Broad Value Index***	4.05%	9.37%	9.59%
Russell 1000® Value Index	1.35%	7.52%	7.69%

Total Expense Ratio (per the current prospectus) is 0.48%.

1 | November 30, 2023

ALPS | O’Shares U.S. Quality Dividend ETF

Performance Overview	November 30, 2023 (Unaudited)

Performance data quoted represents past performance. The Fund adopted the historical performance of the O'Shares U.S. Quality Dividend ETF (the "Predecessor Fund") as the result of a reorganization in which the Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund on June 17, 2022. The returns presented for the Fund for periods prior to June 17, 2022 reflect the performance of the Predecessor Fund. At the time of the reorganization, the investment objectives of the Fund and the Predecessor Fund were identical and the investment strategies of the Fund and the Predecessor Fund were substantially the same. Previously, the Predecessor Fund had adopted the historical performance of the O’Shares FTSE U.S. Quality Dividend ETF (the “Previous Predecessor Fund”), a series of FQF Trust, as the result of a reorganization in which the Predecessor Fund acquired all of the assets, subject to liabilities, of the Previous Predecessor Fund on June 28, 2018. The returns presented for the Predecessor Fund for periods prior to June 28, 2018 reflect the performance of the Previous Predecessor Fund. At the time of the reorganization, the investment objectives of the Previous Predecessor Fund and the Predecessor Fund were identical and the investment strategies of the Previous Predecessor Fund and the Predecessor Fund were substantially the same. Effective June 1, 2020, the Predecessor Fund’s underlying index was changed to the Underlying Index from the FTSE USA Qual/Vol/Yield Factor 5% Capped Index (the “Former Index”). Thus, Predecessor Fund performance shown through May 31, 2020 reflects the Predecessor Fund seeking to track the performance of the Former Index, and Predecessor Fund performance shown beginning June 1, 2020 reflects the Predecessor Fund seeking to track the performance of the Underlying Index. In addition, the Underlying Index performance shown reflects the blended performance of the Former Index through May 31, 2020 and the Underlying Index thereafter. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month ̶end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

Net Asset Value (NAV) is an exchange-traded fund's per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund's NAV and the number of days it was less than the Fund's NAV can be obtained at www.alpsfunds.com.

^	The Fund commencement date was July 14, 2015.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per shares, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

**	The O’Shares U.S. Quality Dividend Index performance information reflects the blended performance of the FTSE USA Qual/Vol/Yield Factor 5% Capped Index through May 31, 2020 and the O’Shares U.S. Quality Dividend Index thereafter.

***	Effective March 31, 2023 the Morningstar US Large-Mid Cap Broad Value Index replaced the Russell 1000® Value Index as the Fund's secondary benchmark. The Adviser made this recommendation to the Board because the new index closely aligns to the Fund's investment strategies and investment restrictions. Information on both indices will be shown for a one-year transition period.

The O’Shares U.S. Quality Dividend Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-paying issuers in the United States that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds. The high quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period.

The Morningstar US Large-Mid Cap Broad Value Index is designed to provide comprehensive, consistent representation of the large-mid cap value segment of the US equity market. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund's shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or "authorized participants" may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS | O’Shares U.S. Quality Dividend ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

2 | November 30, 2023

ALPS | O’Shares U.S. Quality Dividend ETF

Performance Overview	November 30, 2023 (Unaudited)

Top 10 Holdings* (as of November 30, 2023)

Microsoft Corp.	5.63%
Apple, Inc.	5.25%
Verizon Communications, Inc.	4.42%
Comcast Corp.	4.35%
Visa, Inc.	4.04%
JPMorgan Chase & Co.	3.82%
Mastercard, Inc.	3.27%
Home Depot, Inc.	3.18%
UnitedHealth Group, Inc.	3.02%
Broadcom, Inc.	2.93%
Total % of Top 10 Holdings	39.91%

*	% of Total Investments

Sector Allocation* (as of November 30, 2023)

Information Technology	22.69%
Health Care	18.55%
Financials	16.55%
Industrials	12.21%
Consumer Discretionary	10.15%
Consumer Staples	8.98%
Communication Services	8.77%
Utilities	2.07%
Money Market Fund	0.03%
Total	100.00%

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2023)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2023

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF

Performance Overview	November 30, 2023 (Unaudited)

Investment Objective

The ALPS|O’Shares U.S. Small-Cap Quality Dividend ETF (the "Fund") seeks investment results that track the performance, before fees and expenses, of the O'Shares U.S. Small-Cap Quality Dividend Index (the "Underlying Index").

The Underlying Index is designed to measure the performance of publicly-listed small-capitalization dividend-paying issuers in the United States that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by O'Shares Investment Advisers, LLC. The high quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines, as may occur with some dividend investing strategies. The constituents of the Underlying Index are selected from the S-Network

U.S. Equity Mid/Small-Cap 2500 Index.

Performance Overview

During the Fund's fiscal year ended November 30, 2023, the Fund generated a total return of 4.82%, generally in line with the Fund’s Underlying Index, net of fees, which returned 5.27%. The Fund underperformed the S&P 500® Index and outperformed the Russell 2000® Value Index and the Morningstar US Small-Cap Broad Value Extended Index, which returned 13.84%, -4.73% and -2.92%, respectively during the Fund's 2023 fiscal year.

The trailing-twelve-month yield for the Fund's underlying constituents as of November 30, 2023 was 1.93% vs. 2.31% and 3.30% for the Russell 2000 Value Index and the Morningstar US Small-Cap Broad Value Extended Index, respectively.

The S&P 500® Index returned 13.84% for the Fund's fiscal year ended November 30, 2023, as fiscal year 2023 saw markets rebound from 2022 lows. The Federal Reserve Bank (FED) continued its path of quantitative tightening in 2023 to combat inflation, reaching its target of peak rates with expectations of rate cuts into 2024 as Consumer Price Index (CPI), energy prices and yields trended towards more acceptable levels. U.S. markets rallied substantially off the secondary effects of the FED's actions, which ALPS Advisors believes will lead to better odds of a soft landing, with expectations of rate cuts driving growth and equity multiples higher into the next year. Main macroeconomic talking points throughout 2023 centered on the path of future interest rates driven by monetary policy, and inflation trending towards the FED's 2% inflation target. Inflation significantly declined throughout 2023, with November 2023 numbers showing year-over-year CPI around 3.1%. Despite persistent recession calls, ALPS Advisors believes a gradual reduction in interest rates is likely to lead to an earnings recovery in the U.S., easing financial conditions for both U.S. and global equities. With the recent recovery in sentiment and price for U.S. markets, the S&P 500® Index Price-to-Earnings (P/E) ratio of 22.2x is slightly above its 10-year average of 20.6x. Looking forward, ALPS Advisors believes markets are likely to be data-dependent on job growth, CPI, spending and manufacturing data to justify the recent recovery in valuations.

Compared to the Russell 2000® Value Index, the Fund saw a positive impact from its higher-quality holdings across non-cyclical sectors. The Fund outperformed the Russell 2000® Value Index across Financials, Industrials, Information Technology, and Health Care sectors, although its underweight to Energy drove the bulk of relative underperformance.

Compared to the Morningstar US Small-Cap Broad Value Extended Index, the Fund saw a positive impact from its higher-quality holdings across non-cyclical sectors. The Fund outperformed the Morningstar US Small-Cap Broad Value Extended Index across Financials, Industrials, Information Technology, Communication Services, Consumer Discretionary, Utilities and Consumer Staples sectors, while the Fund’s Health Care sector exposure drove the bulk of relative underperformance.

The best-performing stocks in the Fund during the Fund's fiscal year ended November 30, 2023, were Interdigital Inc. (IDCC), which increased 104.08%, Simpson Manufacturing Co Inc. (SSD), which saw a gain of 82.46%, and WD-40 Co. (WDFC), rising 46.91%. The largest detractors for the fund were Organon & Co (OGN), which decreased 53.77%, Cracker Barrel Old Country (CBRL), which fell 38.51%, and Forward Air Corp. (FWRD), which lost 37.34%.

Looking forward, ALPS Advisors believes the methodology of selecting small-cap companies in the U.S. with fundamental determinates including quality, low volatility, and dividend growth, provides a cost-efficient core investment holding.

Performance (as of November 30, 2023)

	1 Year	5 Year	Since Inception^
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF – NAV	4.82%	8.59%	7.73%
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF – Market Price*	4.82%	8.59%	7.73%
O'Shares U.S. Small-Cap Quality Dividend Index**	5.27%	9.11%	8.25%
Morningstar US Small-Cap Broad Value Extended Index***	-2.92%	6.35%	5.29%
Russell 2000® Value Index	-4.73%	4.72%	4.32%

Total Expense Ratio (per the current prospectus) is 0.48%.

4 | November 30, 2023

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF

Performance Overview	November 30, 2023 (Unaudited)

Performance data quoted represents past performance. The Fund adopted the historical performance of the O'Shares U.S. Small-Cap Quality Dividend ETF (the "Predecessor Fund") as the result of a reorganization in which the Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund on June 17, 2022. The returns presented for the Fund for periods prior to June 17, 2022 reflect the performance of the Predecessor Fund. At the time of the reorganization, the investment objectives of the Fund and the Predecessor Fund were identical and the investment strategies of the Fund and the Predecessor Fund were substantially the same. Effective May 4, 2018, the Predecessor Fund’s underlying index was changed from the FTSE USA Small Cap Qual/Vol/Yield Factor 3% Capped Index (the “Former Underlying Index 1”) to the FTSE USA Small Cap ex Real Estate 2Qual/Vol/Yield 3% Capped Factor Index (the “Former Underlying Index 2” and together with the Former Underlying Index 1, the “Former Underlying Indexes”). Effective June 1, 2020, the Predecessor Fund’s underlying index was changed from the Former Underlying Index 2 to the Underlying Index. Thus, Predecessor Fund performance shown prior to May 4, 2018 reflects the Predecessor Fund seeking to track the performance of the Former Underlying Index 1, Predecessor Fund performance shown from May 4, 2018 through May 31, 2020 reflects the Predecessor Fund seeking to track the performance of the Former Underlying Index 2, and Predecessor Fund performance shown beginning June 1, 2020 reflects the Predecessor Fund seeking to track the performance of the Underlying Index.

In addition, the Underlying Index performance shown reflects the blended performance of the Former Underlying Index 1 through May 3, 2018, the Former Underlying Index 2 from May 4, 2018 through May 31, 2020 and the Underlying Index thereafter. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month ̶end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

Net Asset Value (NAV) is an exchange-traded fund's per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund's NAV and the number of days it was less than the Fund's NAV can be obtained at www.alpsfunds.com.

^	The Fund commencement date was December 30, 2016.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per shares, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

**	The O’Shares U.S. Small-Cap Quality Dividend Index performance information reflects the blended performance of the FTSE USA Small Cap Qual/Vol/Yield 3% Capped Factor Index through May 3, 2018, the FTSE USA Small Cap ex Real Estate 2Qual/Vol/Yield 3% Capped Factor Index from May 4, 2018 through May 31, 2020 and the O’Shares U.S. Small-Cap Quality Dividend Index thereafter.

***	Effective March 31, 2023 the Morningstar US Small-Cap Broad Value Extended Index replaced the Russell 2000® Value Index as the Fund's secondary benchmark. The Adviser made this recommendation to the Board because the new index closely aligns to the Fund's investment strategies and investment restrictions. Information on both indices will be shown for a one-year transition period.

The O’Shares U.S. Small-Cap Quality Dividend Index is designed to reflect the performance of publicly-listed small-capitalization dividend paying issuers in the United States that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds. The quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period.

Morningstar US Small-Cap Broad Value Extended Index is designed to provide comprehensive, consistent representation of the small-cap value segment of the US equity market. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Russell 2000® Value Index measures the performance of the small capitalization value sector of the U.S. equity market.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund's shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or "authorized participants" may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

5 | November 30, 2023

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF

Performance Overview	November 30, 2023 (Unaudited)

Top 10 Holdings* (as of November 30, 2023)

Williams-Sonoma, Inc.	2.50%
Tradeweb Markets, Inc.	2.24%
Chemed Corp.	2.24%
Teleflex, Inc.	2.16%
Lincoln Electric Holdings, Inc.	2.14%
MarketAxess Holdings, Inc.	2.09%
Old Republic International Corp.	1.98%
New York Times Co.	1.97%
Juniper Networks, Inc.	1.96%
Owens Corning	1.87%
Total % of Top 10 Holdings	21.15%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Sector Allocation* (as of November 30, 2023)

Financials	22.47%
Industrials	22.22%
Consumer Discretionary	21.42%
Information Technology	10.50%
Health Care	10.28%
Consumer Staples	5.29%
Utilities	4.27%
Communication Services	3.53%
Money Market Fund	0.02%
Total	100.00%

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2023)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6 | November 30, 2023

ALPS | O’Shares Global Internet Giants ETF

Performance Overview	November 30, 2023 (Unaudited)

Investment Objective

The ALPS|O’Shares Global Internet Giants ETF (the "Fund") seeks investment results that track the performance, before fees and expenses, of the O'Shares Global Internet Giants Index (the "Underlying Index").

The Underlying Index is a rules-based index intended to give investors a means of tracking stocks exhibiting quality and growth characteristics in the "internet sector", as defined by O'Shares Investment Advisers, LLC.

Performance Overview

The Fund generated a total return of 37.44% for the Fund's fiscal year ended November 30, 2023, generally in line with the Fund’s Underlying Index, net of fees, which returned 38.23%. The Fund outperformed the NASDAQ 100 Index, which returned 33.73% during the Fund's fiscal year.

The S&P 500® Index returned 13.84% for the Fund's fiscal year ended November 30, 2023, as fiscal year 2023 saw markets rebound from 2022 lows. The Federal Reserve Bank (FED) continued its path of quantitative tightening in 2023 to combat inflation, reaching its target of peak rates with expectations of rate cuts into 2024 as Consumer Price Index (CPI), energy prices and yields trended towards more acceptable levels. U.S. markets rallied substantially off the secondary effects of the FED's actions, which ALPS Advisors believes will lead to better odds of a soft landing, with expectations of rate cuts driving growth and equity multiples higher into the next year. Main macroeconomic talking points throughout 2023 centered on the path of future interest rates driven by monetary policy, and inflation trending towards the FED's 2% inflation target. Inflation significantly declined throughout 2023, with November 2023 numbers showing year-over-year CPI around 3.1%. Despite persistent recession calls, ALPS Advisors believes a gradual reduction in interest rates is likely to lead to an earnings recovery in the U.S., easing financial conditions for both U.S. and global equities. With the recent recovery in sentiment and price for U.S. markets, the S&P 500® Index Price-to-Earnings (P/E) ratio of 22.2x is slightly above its 10-year average of 20.6x. Looking forward, ALPS Advisors believes markets are likely to be data-dependent on job growth, CPI, spending and manufacturing data to justify the recent recovery in valuations.

The Fund outperformed the NASDAQ 100 Index, which returned 33.73% for the Fund's fiscal year ended November 30, 2023. The Fund holds roughly 74% U.S. equities and 26% foreign equities, with the majority of foreign holdings domiciled in China. Artificial Intelligence (AI) has been the buzzword of the year, creating a frenzy within the Information Technology sector as new-age digital transformation and AI beneficiaries have led all other sectors during the Fund's fiscal year ended November 30, 2023. Developing economies and emerging market stocks as a whole were buoyed by positive catalysts, including a weakening US dollar and inexpensive valuations. Emerging markets' relative underperformance stemmed from inflationary pressures, currency devaluation, higher borrowing costs, and below-consensus growth from China’s economic recovery, which has been underwhelming due to regulatory crackdowns in tech and recent deflationary pressures.

The best-performing stocks in the Fund during the Fund's fiscal year ended November 30, 2023, were Meta Platforms Inc. (META US), which increased by 170.61%, and Samsara Inc. (IOT US), which saw a gain of 168.66%. Other top performers included Mongodb Inc. (MDB US), which climbed 160.51%. The largest detractors were Chewy Inc. (CHWY US), which decreased 54.90%, Etsy Inc. (ETSY US), which fell 51.90%, and Bill Holdings Inc. (BILL US) which lost 47.89%.

Looking forward, ALPS Advisors believes the rules-based approach of investing in some of the largest global companies that derive most of their revenue from the internet technology and e-commerce business segments with above-average growth potential provides a quality and differentiated investment holding.

Performance (as of November 30, 2023)

	1 Year	5 Year	Since Inception^
ALPS | O'Shares Global Internet Giants ETF – NAV	37.44%	10.56%	6.05%
ALPS | O'Shares Global Internet Giants ETF – Market Price*	37.20%	10.63%	6.05%
O'Shares Global Internet Giants Index	38.23%	11.14%	6.60%
NASDAQ 100 Index	33.73%	19.12%	16.79%

Total Expense Ratio (per the current prospectus) is 0.48%.

Performance data quoted represents past performance. The Fund adopted the historical performance of the O'Shares Global Internet Giants ETF (the "Predecessor Fund") as the result of a reorganization in which the Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund on June 17, 2022. The returns presented for the Fund for periods prior to June 17, 2022 reflect the performance of the Predecessor Fund. At the time of the reorganization, the investment objectives of the Fund and the Predecessor Fund were identical and the investment strategies of the Fund and the Predecessor Fund were substantially the same. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month ̶end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

7 | November 30, 2023

ALPS | O’Shares Global Internet Giants ETF

Performance Overview	November 30, 2023 (Unaudited)

Net Asset Value (NAV) is an exchange-traded fund's per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund's NAV and the number of days it was less than the Fund's NAV can be obtained at www.alpsfunds.com.

^	The Fund commencement date was June 5, 2018.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per shares, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The O’Shares Global Internet Giants Index is a rules-based index intended to give investors a means of tracking stocks exhibiting quality and growth characteristics in the internet technology and e-commerce business segments and pass screens for gross margin and cash burn sustainability. Companies included in the Underlying Index derive at least 50% of their revenues from a) internet technology companies whose principal business is to provide the technologies that support internet commerce; and b) internet commerce companies whose principal business is to sell products and services via the internet. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period.

The NASDAQ 100 Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund's shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or "authorized participants" may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS | O’Shares Global Internet Giants ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

8 | November 30, 2023

ALPS | O’Shares Global Internet Giants ETF

Performance Overview	November 30, 2023 (Unaudited)

Top 10 Holdings* (as of November 30, 2023)

Microsoft Corp.	6.73%
Amazon.com, Inc.	6.03%
Alphabet, Inc.	4.44%
Meta Platforms, Inc.	4.37%
PDD Holdings, Inc.	3.47%
ServiceNow, Inc.	2.19%
Crowdstrike Holdings, Inc.	2.05%
Snowflake, Inc.	1.83%
Adobe, Inc.	1.73%
MercadoLibre, Inc.	1.69%
Total % of Top 10 Holdings	34.53%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

Sector Allocation* (as of November 30, 2023)

Information Technology	51.94%
Consumer Discretionary	21.48%
Communication Services	20.57%
Industrials	5.12%
Real Estate	0.83%
Money Market Fund	0.06%
Total	100.00%

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2023)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

9 | November 30, 2023

ALPS | O’Shares Europe Quality Dividend ETF

Performance Overview	November 30, 2023 (Unaudited)

Investment Objective

The ALPS|O’Shares Europe Quality Dividend ETF (the "Fund") seeks investment results that track the performance, before fees and expenses, of the O'Shares Europe Quality Dividend Index (the "Underlying Index").

The Underlying Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-paying issuers in Europe that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by O'Shares Investment Advisers, LLC. The high quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines. The constituents of the Underlying Index are selected from the S-Network Europe Equity 500 Index.

Performance Overview

The Fund generated a total return of 15.99% for the Fund's fiscal year ended November 30, 2023, generally in-line with the Underlying Index, net of fees, which returned 16.45%. The Fund outperformed the Morningstar Developed Markets ex-North America Index (MSDINUS Index) and the Euro Stoxx 50 Net Return USD Index (SX5U Index), which returned 11.87% and 20.14%, respectively, for the same period.

The trailing twelve-month yield for the Fund’s constituents as of November 30, 2023 was 2.36% vs. 3.17% for the MSDINUS Index.

Developed Markets (ex-U.S.), as represented by the MSDINUS Index, returned 11.87% for the Fund's fiscal year ended November 30, 2023, compared to the S&P 500® Index return of 13.84%, as fiscal year 2023 saw global markets rebound from the 2022 lows. The European Central Bank (ECB) and the Federal Reserve Bank (FED) continued on their path of quantitative tightening in 2023 to combat inflation, with most international developed countries nearing or reaching peak interest rate levels. Inflationary pressures, including energy prices, fell sharply for most of the developed world, driving prices, and equity multiples higher as fears of substantially lower growth abated. Main macroeconomic talking points throughout 2023 centered on the path of future interest rates driven by monetary policy, and inflation trending towards the ECB and FED's 2% inflation target. Despite the persistent recession calls in 2023, developed ex-US stocks have shown signs of resiliency, with real GDP so far surprising to the upside in Q3. The latest economic data displays Real GDP year-over-year rising to 5.2% in the US and 2.4% for Developed Economies (those nations with more advanced economies, well-developed infrastructure, more mature capital markets, and higher standards of living). While the recent recovery in sentiment and returns has caused ex- U.S. stocks to rally, the Morningstar Developed Markets ex-North America Index Price-to- Earnings (P/E) ratio of 13.34x remains below its 10-year average. Looking forward, ALPS Advisors believes markets are likely to be data-dependent on job growth, the Consumer Price Index (CPI), and spending and manufacturing data to justify the recent recovery in valuations.

Compared to the SX5U Index, despite the Fund’s underperformance from a total return perspective, the Fund saw a positive impact of 2.87% from its relative overweight to Industrials, while the Fund’s underweight to Financials was the largest detractor (1.87%) from relative performance. From a geographical perspective, the highest contribution to return was attributed to holdings based in Germany, which contributed 5.05% towards overall Fund performance. All regions in the Fund contributed net positive performance during the Fund's 2023 fiscal year.

The best-performing stocks during the Fund's fiscal year ended November 30, 2023, were Novo Nordisk A/S (NOVOB DC), 3I Group PLC which increased 86.62%, (III LN), Sap SE which returned 83.87%, and (SAP GR), which gained 54.43%. The worst performing stocks were Hexagon AB (HEXAB SS), losing 22.21%, Diageo PLC (DGE LN), which fell 21.08%, and British American tobacco PLC (BATS LN), which decreased by 15.35%.

Looking forward, ALPS Advisors believes the methodology of selecting large-cap and mid-cap companies in Europe with fundamental determinates including quality, low volatility and dividend growth, provides a cost-efficient core investment holding.

Performance (as of November 30, 2023)

	1 Year	5 Year	Since Inception^
ALPS | O'Shares Europe Quality Dividend ETF – NAV	15.99%	6.66%	4.05%
ALPS | O'Shares Europe Quality Dividend ETF – Market Price*	14.94%	6.70%	4.06%
O'Shares Europe Quality Dividend Index**	16.45%	7.15%	4.54%
EURO STOXX 50 Net Return USD Index	20.14%	8.41%	5.15%

Total Expense Ratio (per the current prospectus) is 0.48%.

Performance data quoted represents past performance. The Fund adopted the historical performance of the O'Shares Europe Quality Dividend ETF (the "Predecessor Fund") as the result of a reorganization in which the Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund on June 17, 2022. The returns presented for the Fund for periods prior to June 17, 2022 reflect the performance of the Predecessor Fund. At the time of the reorganization, the investment objectives of the Fund and the Predecessor Fund were identical and the investment strategies of the Fund and the Predecessor Fund were substantially the same. Previously, the Predecessor Fund had adopted the historical performance of the O’Shares FTSE Europe Quality Dividend ETF (the “Previous Predecessor Fund”), a series of FQF Trust, as the result of a reorganization in which the Predecessor Fund acquired all of the assets, subject to liabilities, of the Previous Predecessor Fund on June 28, 2018. The returns presented for the Predecessor Fund for periods prior to June 28, 2018 reflect the performance of the Previous Predecessor Fund. At the time of the reorganization, the investment objectives of the Previous Predecessor Fund and the Predecessor Fund were identical and the investment strategies of the Previous Predecessor Fund and the Predecessor Fund were substantially the same.

10 | November 30, 2023

ALPS | O’Shares Europe Quality Dividend ETF

Performance Overview	November 30, 2023 (Unaudited)

Effective June 1, 2020, the Predecessor Fund’s underlying index was changed to the Underlying Index from the FTSE Developed Europe Qual/Vol/Yield 5% Capped Factor Index (the “Former Index”). Thus, Predecessor Fund performance shown through May 31, 2020 reflects the Predecessor Fund seeking to track the performance of the Former Index, and Predecessor Fund performance shown beginning June 1, 2020 reflects the Predecessor Fund seeking to track the performance of the Underlying Index. In addition, the Underlying Index performance shown reflects the blended performance of the Former Index through May 31, 2020 and the Underlying Index thereafter. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month end performance data please visit www.alpsfunds.com or call 1.866.675.2639.

Net Asset Value (NAV) is an exchange-traded fund's per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund's NAV and the number of days it was less than the Fund's NAV can be obtained at www.alpsfunds.com.

^	The Fund commencement date was August 19, 2015.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per shares, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

**	The O’Shares Europe Quality Dividend Index performance information reflects the blended performance of the FTSE Developed Europe Qual/Vol/Yield 5% Capped Factor Index through May 31, 2020 and the O’Shares Europe Quality Dividend Index thereafter.

The O’Shares Europe Quality Dividend Index is designed to reflect the performance of publicly-listed large-capitalization and mid-capitalization dividend paying issuers in Europe that meet certain market capitalization, liquidity, high quality, low volatility and high dividend yield thresholds. The quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines. The index is reported on a Net Total Return basis which assumes reinvestment of any dividends and distributions realized during a given time period (net of any amounts of withholding tax).

The EURO STOXX 50 Net Return USD Index represents the performance of the 50 largest companies among the 20 supersectors in terms of free-float market cap in Eurozone countries.

The indexes are not actively managed and do not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund's shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or "authorized participants" may trade directly with the Fund, typically in blocks of 25,000 shares.

The ALPS | O’Shares Europe Quality Dividend ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

11 | November 30, 2023

ALPS | O’Shares Europe Quality Dividend ETF

Performance Overview	November 30, 2023 (Unaudited)

Top 10 Holdings* (as of November 30, 2023)

Novo Nordisk A/S	5.03%
ASML Holding NV	4.75%
Nestle SA	4.62%
LVMH Moet Hennessy Louis Vuitton SE	3.86%
SAP SE	3.80%
Novartis AG	3.79%
Roche Holding AG	3.66%
Siemens AG	3.35%
Schneider Electric SE	3.08%
Allianz SE	3.05%
Total % of Top 10 Holdings	38.99%

Country Exposure* (as of November 30, 2023)

France	19.42%
Switzerland	19.12%
Great Britain	18.59%
Germany	15.66%
Netherlands	9.27%
Sweden	5.54%
Denmark	5.26%
Spain	4.40%
Ireland	1.44%
Finland	1.22%
Money Market Fund	0.08%
Total	100.00%

*	% of Total Investments

Future holdings are subject to change.

Sector Allocation* (as of November 30, 2023)

Industrials	25.57%
Health Care	16.91%
Consumer Staples	15.65%
Consumer Discretionary	12.95%
Financials	11.80%
Information Technology	8.56%
Utilities	4.50%
Communication Services	3.98%
Money Market Fund	0.08%
Total	100.00%

12 | November 30, 2023

ALPS | O’Shares Europe Quality Dividend ETF

Performance Overview	November 30, 2023 (Unaudited)

Growth of $10,000 (as of November 30, 2023)

Comparison of Change in Value of $10,000 Investment in the Fund and the Indexes

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

13 | November 30, 2023

ALPS ETF Trust

Disclosure of Fund Expenses	November 30, 2023 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the six month period and held through November 30, 2023.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/23	Ending Account Value 11/30/23	Expense Ratio(a)	Expenses Paid During Period 6/1/23 - 11/30/23(b)
ALPS | O'Shares U.S. Quality Dividend ETF
Actual	$ 1,000.00	$ 1,075.30	0.48%	$ 2.50
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.66	0.48%	$ 2.43

ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF
Actual	$ 1,000.00	$ 1,077.00	0.48%	$ 2.50
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.66	0.48%	$ 2.43

ALPS | O'Shares Global Internet Giants ETF
Actual	$ 1,000.00	$ 1,127.40	0.48%	$ 2.56
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.66	0.48%	$ 2.43

ALPS | O'Shares Europe Quality Dividend ETF
Actual	$ 1,000.00	$ 1,028.60	0.48%	$ 2.44
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,022.66	0.48%	$ 2.43

(a)	Annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

14 | November 30, 2023

ALPS ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, ALPS | O’Shares Global Internet Giants ETF and ALPS | O’Shares Europe Quality Dividend ETF and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, ALPS | O’Shares Global Internet Giants ETF and ALPS | O’Shares Europe Quality Dividend ETF (the “Funds”), each a series of ALPS ETF Trust, as of November 30, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the period ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2024

15 | November 30, 2023

ALPS | O’Shares U.S. Quality Dividend ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
COMMON STOCKS (99.85%)
Aerospace & Defense (1.83%)
General Dynamics Corp.	12,208	$3,015,010
Lockheed Martin Corp.	12,437	5,568,915
Northrop Grumman Corp.	7,220	3,430,655
Total Aerospace & Defense		12,014,580

Air Freight & Logistics (0.96%)
Expeditors International of
Washington, Inc.	6,473	778,961
United Parcel Service, Inc.,
Class B	36,275	5,499,653
Total Air Freight & Logistics		6,278,614
Banks (3.82%)
JPMorgan Chase & Co.	160,495
		25,050,060
Beverages (2.36%)
Brown-Forman Corp., Class B	10,232	601,028
Coca-Cola Co.	132,303	7,731,787
PepsiCo, Inc.	42,483	7,149,464
Total Beverages		15,482,279

Biotechnology (2.86%)
AbbVie, Inc.	67,999	9,682,377
Amgen, Inc.	20,447	5,513,329
Gilead Sciences, Inc.	46,658	3,574,003
Total Biotechnology		18,769,709

Building Products (0.58%)
Johnson Controls International PLC	27,898	1,473,014
Trane Technologies PLC	10,222	2,304,141
Total Building Products		3,777,155

Capital Markets (3.19%)
BlackRock, Inc.	7,878	5,918,190
Cboe Global Markets, Inc.	5,640	1,027,552
Moody's Corp.	10,026	3,659,089
MSCI, Inc.	4,019	2,093,296
S&P Global, Inc.	16,797	6,984,697
T Rowe Price Group, Inc.	12,311	1,232,700
Total Capital Markets		20,915,524

Commercial Services & Supplies (0.82%)
Cintas Corp.	3,853	2,131,672
Waste Management, Inc.	19,062	3,259,412
Total Commercial Services & Supplies		5,391,084

Communications Equipment (1.96%)
Cisco Systems, Inc.	213,255	10,317,277
Motorola Solutions, Inc.	7,856	2,536,467
Total Communications Equipment		12,853,744

Consumer Staples Distribution & Retail (2.56%)
Costco Wholesale Corp.	13,327	7,899,446

Security Description	Shares	Value
Consumer Staples Distribution & Retail (continued)
Dollar General Corp.	5,581	$731,781
Target Corp.	12,329	1,649,743
Walmart, Inc.	41,902	6,523,722
Total Consumer Staples Distribution & Retail		16,804,692

Diversified Telecommunication Services (4.42%)
Verizon Communications, Inc.	756,309	28,989,324

Electric Utilities (1.65%)
NextEra Energy, Inc.	184,927	10,820,079

Electrical Equipment (0.59%)
Eaton Corp. PLC	17,022	3,875,739

Electronic Equipment, Instruments & Components (0.68%)
Amphenol Corp., Class A	28,316	2,576,473
TE Connectivity, Ltd.	14,588	1,911,028
Total Electronic Equipment, Instruments & Components		4,487,501

Financial Services (7.29%)
Mastercard, Inc., Class A	51,816	21,443,015
Visa, Inc., Class A	103,128	26,470,894
Total Financial Services		47,913,909

Food Products (0.87%)
Archer-Daniels-Midland Co.	15,126	1,115,240
General Mills, Inc.	16,338	1,040,077
Hershey Co.	4,328	813,318
Mondelez International, Inc., Class A	38,852	2,760,823
Total Food Products		5,729,458

Ground Transportation (1.78%)
CSX Corp.	90,859	2,934,746
Norfolk Southern Corp.	9,822	2,142,768
Union Pacific Corp.	29,314	6,603,564
Total Ground Transportation		11,681,078

Health Care Equipment & Supplies (2.13%)
Abbott Laboratories	65,127	6,792,095
Medtronic PLC	47,911	3,797,905
Stryker Corp.	11,531	3,416,981
Total Health Care Equipment & Supplies		14,006,981

Health Care Providers & Services (3.96%)
Cigna Group	9,394	2,469,495
Elevance Health, Inc.	7,799	3,739,543
UnitedHealth Group, Inc.	35,800	19,796,325
Total Health Care Providers & Services		26,005,363

16 | November 30, 2023

ALPS | O’Shares U.S. Quality Dividend ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
Hotels, Restaurants & Leisure (3.41%)
McDonald's Corp.	47,497	$13,386,554
Starbucks Corp.	69,347	6,886,157
Yum! Brands, Inc.	16,738	2,101,456
Total Hotels, Restaurants & Leisure		22,374,167

Household Durables (0.17%)
Garmin, Ltd.	8,977	1,097,348

Household Products (2.18%)
Colgate-Palmolive Co.	23,386	1,842,115
Kimberly-Clark Corp.	9,329	1,154,277
Procter & Gamble Co.	73,521	11,286,944
Total Household Products		14,283,336

Industrial Conglomerates (0.96%)
Honeywell International, Inc.	32,234	6,315,285

Insurance (2.22%)
Aon PLC, Class A	10,946	3,595,652
Chubb, Ltd.	21,952	5,036,447
Marsh & McLennan Cos., Inc.	29,723	5,927,361
Total Insurance		14,559,460

IT Services (2.08%)
Accenture PLC, Class A	34,578	11,519,315
Amdocs, Ltd.	5,306	444,484
Cognizant Technology Solutions Corp., Class A	24,240	1,706,011
Total IT Services		13,669,810

Life Sciences Tools & Services (0.97%)
Agilent Technologies, Inc.	9,320	1,191,096
Danaher Corp.	23,055	5,148,412
Total Life Sciences Tools & Services		6,339,508

Machinery (3.14%)
Caterpillar, Inc.	23,356	5,855,817
Cummins, Inc.	6,106	1,368,721
Deere & Co.	11,680	4,256,309
Graco, Inc.	7,158	578,223
IDEX Corp.	3,170	639,326
Illinois Tool Works, Inc.	14,580	3,531,422
Otis Worldwide Corp.	18,871	1,618,943
PACCAR, Inc.	22,976	2,109,656
Snap-on, Inc.	2,286	627,941
Total Machinery		20,586,358

Media (4.34%)
Comcast Corp., Class A	680,638	28,511,926

Multi-Utilities (0.41%)
Public Service Enterprise Group, Inc.	43,466	2,713,582

Pharmaceuticals (8.62%)
Bristol-Myers Squibb Co.	79,661	3,933,660

Security Description	Shares	Value
Pharmaceuticals (continued)
Eli Lilly & Co.	32,168	$19,012,576
Johnson & Johnson	92,730	14,341,622
Merck & Co., Inc.	92,990	9,529,615
Pfizer, Inc.	221,711	6,755,534
Zoetis, Inc.	16,424	2,901,628
Total Pharmaceuticals		56,474,635

Professional Services (0.98%)
Automatic Data Processing, Inc.	19,871	4,568,740
Paychex, Inc.	15,177	1,851,139
Total Professional Services		6,419,879

Semiconductors & Semiconductor Equipment (5.72%)
Analog Devices, Inc.	23,574	4,323,000
Broadcom, Inc.	20,760	19,218,154
QUALCOMM, Inc.	51,334	6,624,653
Texas Instruments, Inc.	47,766	7,294,346
Total Semiconductors & Semiconductor Equipment		37,460,153

Software (7.00%)
Microsoft Corp.	97,460	36,928,568
Oracle Corp.	77,196	8,970,947
Total Software		45,899,515

Specialty Retail (5.39%)
Home Depot, Inc.	66,526	20,855,237
Lowe's Cos., Inc.	35,997	7,157,284
TJX Cos., Inc.	70,113	6,177,656
Tractor Supply Co.	6,129	1,244,248
Total Specialty Retail		35,434,425

Technology Hardware, Storage & Peripherals (5.24%)
Apple, Inc.	181,058	34,391,967

Textiles, Apparel & Luxury Goods (1.16%)
NIKE, Inc., Class B	68,754	7,581,504

Tobacco (0.99%)
Altria Group, Inc.	52,827	2,220,847
Philip Morris International, Inc.	46,093	4,303,243
Total Tobacco		6,524,090

Trading Companies & Distributors (0.56%)
Fastenal Co.	26,873	1,611,574
Watsco, Inc.	1,418	542,002
WW Grainger, Inc.	1,972	1,550,367
Total Trading Companies & Distributors		3,703,943

TOTAL COMMON STOCKS
(Cost $571,460,008)		655,187,764

17 | November 30, 2023

ALPS | O’Shares U.S. Quality Dividend ETF

Schedule of Investments	November 30, 2023

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.02%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	5.31%	161,717	$161,717

TOTAL SHORT TERM INVESTMENTS

(Cost $161,717)			161,717

TOTAL INVESTMENTS (99.87%)
(Cost $571,621,725)			$655,349,481
OTHER ASSETS IN EXCESS OF LIABILITIES (0.13%)			863,613
NET ASSETS - 100.00%			$656,213,094

See Notes to Financial Statements.

18 | November 30, 2023

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
COMMON STOCKS (99.76%)
Automobile Components (3.22%)
BorgWarner, Inc.	194,399	$6,549,303
Gentex Corp.	200,006	6,082,182
Total Automobile Components		12,631,485

Building Products (6.90%)
A O Smith Corp.	92,127	6,942,691
AAON, Inc.	46,899	2,935,877
Owens Corning	53,995	7,320,642
Simpson Manufacturing Co., Inc.	30,608	5,110,618
UFP Industries, Inc.	43,247	4,741,169
Total Building Products		27,050,997

Capital Markets (11.12%)
Artisan Partners Asset Management, Inc., Class A	63,495	2,390,587
Cohen & Steers, Inc.	24,240	1,417,798
Diamond Hill Investment Group, Inc.	2,644	424,600
Evercore, Inc., Class A	33,615	4,959,893
Federated Hermes, Inc.	78,690	2,503,916
Hamilton Lane, Inc., Class A	31,644	3,096,365
Houlihan Lokey, Inc.	51,370	5,533,576
MarketAxess Holdings, Inc.	34,009	8,166,241
SEI Investments Co.	108,790	6,382,709
Tradeweb Markets, Inc.	90,347	8,754,625
Total Capital Markets		43,630,310

Commercial Services & Supplies (0.56%)
Brady Corp., Class A	32,578	1,833,164
Ennis, Inc.	17,764	377,130
Total Commercial Services & Supplies		2,210,294

Communications Equipment (1.96%)
Juniper Networks, Inc.	269,633	7,671,059

Consumer Finance (1.04%)
FirstCash Holdings, Inc.	36,215	4,056,080

Consumer Staples Distribution & Retail (1.67%)
Casey's General Stores, Inc.	21,762	5,993,255
Weis Markets, Inc.	9,045	545,866

Total Consumer Staples Distribution & Retail		6,539,121

Diversified Consumer Services (1.43%)
H&R Block, Inc.	123,436	5,606,463

Diversified Telecommunication Services (0.75%)
Cogent Communications Holdings, Inc.	46,022	2,938,965

Security Description	Shares	Value
Electric Utilities (1.49%)
ALLETE, Inc.	9,896	$549,030
IDACORP, Inc.	8,797	848,911
MGE Energy, Inc.	6,186	456,218
OGE Energy Corp.	35,169	1,232,673
Otter Tail Corp.(a)	7,088	540,885
Pinnacle West Capital Corp.	19,880	1,489,806
Portland General Electric Co.	17,478	717,647
Total Electric Utilities		5,835,170

Electronic Equipment, Instruments & Components (5.02%)
Avnet, Inc.	107,729	5,037,408
Badger Meter, Inc.	32,553	4,797,336
Littelfuse, Inc.	28,460	6,625,487
Vishay Intertechnology, Inc.	144,925	3,221,683
Total Electronic Equipment, Instruments & Components		19,681,914

Financial Services (4.58%)
Essent Group, Ltd.	99,989	4,833,468
MGIC Investment Corp.	273,337	4,807,998
Radian Group, Inc.	153,615	3,949,442
Western Union Co.	375,318	4,364,948
Total Financial Services		17,955,856

Food Products (2.74%)
Cal-Maine Foods, Inc.	24,210	1,160,143
Flowers Foods, Inc.	115,659	2,406,864
Ingredion, Inc.	37,920	3,886,420
J & J Snack Foods Corp.	8,510	1,400,321
Lancaster Colony Corp.	11,259	1,867,868
Total Food Products		10,721,616

Gas Utilities (0.79%)
Chesapeake Utilities Corp.	2,903	277,527
National Fuel Gas Co.	15,571	790,852
New Jersey Resources Corp.	16,906	713,433
Northwest Natural Holding Co.	6,004	219,866
ONE Gas, Inc.	9,492	547,024
Spire, Inc.	8,811	537,559
Total Gas Utilities		3,086,261

Ground Transportation (1.40%)
Landstar System, Inc.	26,573	4,587,828
Schneider National, Inc., Class B	39,829	917,262
Total Ground Transportation		5,505,090

Health Care Equipment & Supplies (2.15%)
Teleflex, Inc.	37,407	8,442,386

Health Care Providers & Services (6.96%)
Chemed Corp.	15,426	8,746,541
Encompass Health Corp.	110,541	7,203,957
Patterson Cos., Inc.	205,472	5,221,044

19 | November 30, 2023

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
Health Care Providers & Services (continued)
Premier, Inc., Class A	295,463	$6,083,583
Total Health Care Providers & Services		27,255,125

Hotels, Restaurants & Leisure (3.63%)
Choice Hotels International, Inc.	24,787	2,733,510
Texas Roadhouse, Inc.	56,063	6,310,451
Wyndham Hotels & Resorts, Inc.	66,928	5,176,212
Total Hotels, Restaurants & Leisure		14,220,173
Household Durables (0.85%)
La-Z-Boy, Inc.	33,863	1,191,639
MDC Holdings, Inc.	48,202	2,133,420
Total Household Durables		3,325,059
Household Products (0.68%)
Reynolds Consumer Products, Inc.	30,909	811,052
WD-40 Co.	7,696	1,861,509
Total Household Products		2,672,561

Independent Power and Renewable
Electricity Producers (0.56%)
Vistra Corp.	62,300	2,206,043

Insurance (5.67%)
AMERISAFE, Inc.	17,889	861,534
Employers Holdings, Inc.	24,176	926,183
Old Republic International
Corp.	264,350	7,748,099
Primerica, Inc.	34,630	7,255,331
RLI Corp.	40,017	5,426,305
Total Insurance		22,217,452

Leisure Products (2.52%)
Acushnet Holdings Corp.	23,855	1,347,808
Brunswick Corp.	54,486	4,297,310
Polaris, Inc.	43,992	3,628,020
Sturm Ruger & Co., Inc.	14,033	616,891
Total Leisure Products		9,890,029

Machinery (8.73%)
Donaldson Co., Inc.	90,593	5,511,678
ITT, Inc.	60,875	6,590,936
Lincoln Electric Holdings, Inc.	42,312	8,380,314
Mueller Industries, Inc.	81,596	3,388,682
Toro Co.	78,101	6,482,383
Watts Water Technologies,
Inc., Class A	19,845	3,820,361
Total Machinery		34,174,354

Media (2.77%)
New York Times Co., Class A	163,862	7,699,875

Security Description	Shares	Value
Media (continued)
TEGNA, Inc.	206,214	$3,161,261
Total Media		10,861,136

Multi-Utilities (0.87%)
Avista Corp.	12,850	436,258
Black Hills Corp.	11,474	591,944
NiSource, Inc.	72,896	1,869,052
Northwestern Energy Group, Inc.	10,254	515,879
Total Multi-Utilities		3,413,133

Pharmaceuticals (1.15%)
Organon & Co.	396,896	4,492,863

Professional Services (2.61%)
Exponent, Inc.	37,068	2,852,753
Kforce, Inc.	13,341	929,868
Robert Half, Inc.	78,420	6,428,872
Total Professional Services		10,211,493

Semiconductors & Semiconductor
Equipment (1.24%)
Power Integrations, Inc.	63,400	4,844,394

Software (2.26%)
Dolby Laboratories, Inc., Class A	69,764	6,008,773
InterDigital, Inc.	28,627	2,860,410
Total Software		8,869,183

Specialty Retail (5.56%)
Dick's Sporting Goods, Inc.	47,186	6,138,899
Murphy USA, Inc.	15,837	5,852,563
Williams-Sonoma, Inc.	52,181	9,786,025
Total Specialty Retail		21,777,487

Textiles, Apparel & Luxury Goods (4.16%)
Carter's, Inc.	30,178	2,057,838
Columbia Sportswear Co.	28,781	2,254,416
Ralph Lauren Corp.	31,814	4,116,095
Steven Madden, Ltd.	57,722	2,188,818
Tapestry, Inc.	179,447	5,683,087
Total Textiles, Apparel & Luxury Goods		16,300,254

Tobacco (0.19%)
Universal Corp.	13,301	748,314

Trading Companies & Distributors (1.98%)
Applied Industrial
Technologies, Inc.	27,484	4,399,364
MSC Industrial Direct Co., Inc., Class A	34,400	3,351,248
Total Trading Companies & Distributors		7,750,612

Water Utilities (0.55%)
American States Water Co.	6,329	505,687

20 | November 30, 2023

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
Water Utilities (continued)
Essential Utilities, Inc.	46,440	$1,653,729
Total Water Utilities		2,159,416

TOTAL COMMON STOCKS
(Cost $373,723,148)		390,952,148

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.15%)
Money Market Fund (0.03%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $123,983)	5.31%	123,983	$123,983

Investments Purchased with Collateral from Securities Loaned (0.12%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.37%
(Cost $459,406)		459,406	459,406
TOTAL SHORT TERM INVESTMENTS

(Cost $583,389)			583,389

TOTAL INVESTMENTS (99.91%)

(Cost $374,306,537)			$391,535,537
OTHER ASSETS IN EXCESS OF LIABILITIES (0.09%)			344,220
NET ASSETS - 100.00%			$391,879,757

(a)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $459,768.

See Notes to Financial Statements.

21 | November 30, 2023

ALPS | O’Shares Global Internet Giants ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
COMMON STOCKS (99.96%)
Broadline Retail (13.32%)
Alibaba Group Holding, Ltd.,
Sponsored ADR	17,043	$1,276,180
Allegro.eu SA(a)(b)(c)	166,059	1,201,167
Amazon.com, Inc.(a)	56,300	8,224,866
JD.com, Inc., ADR	15,700	430,651
MercadoLibre, Inc.(a)	1,421	2,302,674
PDD Holdings, Inc., ADR(a)	32,049	4,725,305
Total Broadline Retail		18,160,843

Diversified Consumer Services (1.61%)
Duolingo, Inc.(a)	10,330	2,192,956

Entertainment (7.06%)
Live Nation Entertainment, Inc.(a)	5,884	495,550
NetEase, Inc., ADR	9,187	1,042,541
Netflix, Inc.(a)	3,726	1,766,012
Nexon Co., Ltd.	46,800	1,009,486
ROBLOX Corp., Class A(a)	26,859	1,055,827
Roku, Inc.(a)	10,925	1,138,385
Spotify Technology SA(a)	7,029	1,301,138
Take-Two Interactive Software,
Inc.(a)	11,496	1,818,668
Total Entertainment		9,627,607

Ground Transportation (2.61%)
Full Truck Alliance Co., Ltd.,
ADR(a)	200,479	1,501,588
Uber Technologies, Inc.(a)	36,662	2,067,003
Total Ground Transportation		3,568,591

Hotels, Restaurants & Leisure (6.55%)
Airbnb, Inc., Class A(a)	9,293	1,174,078
Amadeus IT Group SA	12,842	878,126
Booking Holdings, Inc.(a)	411	1,284,663
Delivery Hero SE(a)(b)(c)	33,507	1,061,523
DoorDash, Inc., Class A(a)	15,980	1,501,800
Meituan, Class B(a)(b)(c)	105,317	1,221,528
Trip.com Group, Ltd., ADR(a)	51,465	1,810,538
Total Hotels, Restaurants & Leisure		8,932,256

Interactive Media & Services (13.51%)
Adevinta ASA(a)	140,865	1,455,525
Alphabet, Inc., Class A(a)	45,667	6,052,248
Baidu, Inc., Sponsored ADR(a)	5,256	623,677
Kuaishou Technology(a)(b)(c)	73,300	541,448
LY Corp.	176,000	511,167
Match Group, Inc.(a)	14,322	463,746
Meta Platforms, Inc., Class A(a)	18,200	5,954,130
Pinterest, Inc., Class A(a)	32,661	1,112,760
Snap, Inc., Class A(a)	65,913	911,577
Tencent Holdings, Ltd.	18,717	783,539
Total Interactive Media & Services		18,409,817

Security Description	Shares	Value
IT Services (7.48%)
Cloudflare, Inc., Class A(a)	28,181	$2,174,164
MongoDB, Inc.(a)	4,647	1,931,944
Obic Co., Ltd.	3,950	604,649
Okta, Inc.(a)	11,986	803,661
Shopify, Inc., Class A(a)	29,987	2,183,653
Snowflake, Inc., Class A(a)	13,288	2,493,892
Total IT Services		10,191,963
Media (1.13%)
Trade Desk, Inc., Class A(a)	21,886	1,542,088

Professional Services (2.51%)
Ceridian HCM Holding, Inc.(a)	14,807	1,020,202
Paychex, Inc.	3,686	449,581
Paycom Software, Inc.	5,039	915,385
Paylocity Holding Corp.(a)	6,577	1,030,419
Total Professional Services		3,415,587

Real Estate Management & Development (0.83%)
CoStar Group, Inc.(a)	13,652	1,133,662

Software (43.35%)
Adobe, Inc.(a)	3,867	2,362,776
AppLovin Corp., Class A(a)	21,552	807,769
Atlassian Corp., Class A(a)	9,155	1,748,147
BILL Holdings, Inc.(a)	13,052	854,514
Confluent, Inc., Class A(a)	49,799	1,056,735
Crowdstrike Holdings, Inc., Class A(a)	11,789	2,793,875
CyberArk Software, Ltd.(a)	8,843	1,762,145
Datadog, Inc., Class A(a)	16,928	1,973,297

DoubleVerify Holdings, Inc.(a)	45,903	1,523,980
Dynatrace, Inc.(a)	27,947	1,496,562
Fortinet, Inc.(a)	22,818	1,199,314
Gitlab, Inc., Class A(a)	31,097	1,503,229
HubSpot, Inc.(a)	2,942	1,453,142
Intuit, Inc.	3,094	1,768,097
Microsoft Corp.	24,207	9,172,273
Monday.com, Ltd.(a)	9,226	1,659,204
Nice, Ltd., ADR(a)(d)	4,047	767,918
Open Text Corp.	27,522	1,101,123
Oracle Corp.	14,142	1,643,442
Palantir Technologies, Inc., Class A(a)	95,445	1,913,672
Palo Alto Networks, Inc.(a)	7,437	2,194,584
Salesforce, Inc.(a)	6,904	1,739,118
SAP SE	5,226	827,559
SentinelOne, Inc., Class A(a)	94,104	1,796,445
ServiceNow, Inc.(a)	4,355	2,986,398
Smartsheet, Inc., Class A(a)	36,776	1,558,567
Splunk, Inc.(a)	5,153	780,886
Tyler Technologies, Inc.(a)	1,296	529,857
UiPath, Inc., Class A(a)	78,004	1,541,359
Unity Software, Inc.(a)(d)	43,726	1,290,354
Workday, Inc., Class A(a)	6,105	1,652,746
Xero, Ltd.(a)	20,561	1,400,006

22 | November 30, 2023

ALPS | O’Shares Global Internet Giants ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
Software (continued)
Zscaler, Inc.(a)	11,243	$2,220,830
Total Software		59,079,923

TOTAL COMMON STOCKS
(Cost $136,734,398)		136,255,293

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.47%)
Money Market Fund (0.05%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $70,408)	5.31%	70,408	$70,408

Investments Purchased with Collateral from Securities Loaned (1.42%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.37%
(Cost $1,940,148)		1,940,148	1,940,148
TOTAL SHORT TERM INVESTMENTS

(Cost $2,010,556)			2,010,556

TOTAL INVESTMENTS (101.43%)
(Cost $138,744,954)			$138,265,849
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.43%)			(1,955,560)
NET ASSETS - 100.00%			$136,310,289

(a)	Non-income producing security.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $4,025,666, representing 2.95% of net assets.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2023, the market value of those securities was $4,025,666, representing 2.95% of net assets.
(d)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $1,852,377.

See Notes to Financial Statements.

23 | November 30, 2023

ALPS | O’Shares Europe Quality Dividend ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
COMMON STOCKS (99.02%)
Aerospace & Defense (1.39%)
BAE Systems PLC	38,150	$505,706

Air Freight & Logistics (1.59%)
Deutsche Post AG	12,331	577,693

Automobile Components (0.79%)
Cie Generale des Etablissements Michelin SCA	8,579	287,710

Automobiles (3.75%)
Bayerische Motoren Werke AG	3,562	370,623
Stellantis NV(a)	45,911	994,580
Total Automobiles		1,365,203

Banks (2.42%)
HSBC Holdings PLC	116,400	882,168

Beverages (2.69%)
Carlsberg AS	690	85,436
Diageo PLC	18,079	630,737
Pernod Ricard SA	1,545	266,637
Total Beverages		982,810

Building Products (0.60%)
Geberit AG	393	219,635

Capital Markets (1.86%)
3i Group PLC	12,332	347,490
Partners Group Holding AG	252	331,655
Total Capital Markets		679,145

Construction & Engineering (2.04%)
Vinci SA	6,074	742,473

Consumer Staples Distribution & Retail (0.59%)
Koninklijke Ahold Delhaize NV	7,493	216,626

Diversified Telecommunication Services (3.29%)
Deutsche Telekom AG	42,600	1,018,978
Swisscom AG	304	177,186
Total Diversified Telecommunication
Services		1,196,164

Electric Utilities (2.74%)
Iberdrola SA	80,685	996,377

Electrical Equipment (6.11%)
ABB, Ltd.	20,067	795,393
Legrand SA	3,295	317,126
Schneider Electric SE	6,064	1,112,999
Total Electrical Equipment		2,225,518

Security Description	Shares	Value
Financial Services (2.06%)
Industrivarden AB, Class C	3,680	$110,639
Investor AB	30,903	640,779
Total Financial Services		751,418

Food Products (4.58%)
Nestle SA	14,690	1,666,611

Household Products (1.08%)
Reckitt Benckiser Group PLC	5,745	391,505

Industrial Conglomerates (3.32%)
Siemens AG	7,213	1,209,102

Insurance (5.34%)
Allianz SE	4,387	1,101,167
Zurich Insurance Group AG	1,687	843,596
Total Insurance		1,944,763

Machinery (4.63%)
Atlas Copco AB	49,507	763,067
Kone Oyj, Class B	9,880	438,669
Volvo AB	21,006	486,458
Total Machinery		1,688,194

Marine Transportation (0.49%)
Kuehne + Nagel International AG	618	178,689

Multi-Utilities (1.72%)
National Grid PLC	48,252	625,910

Personal Care Products (5.18%)
L'Oreal SA	1,918	899,917
Unilever PLC	20,809	990,260
Total Personal Care Products		1,890,177

Pharmaceuticals (16.77%)
GSK PLC	36,301	650,486
Novartis AG	14,061	1,366,760
Novo Nordisk A/S, Class B	17,868	1,814,546
Roche Holding AG	4,899	1,320,554
Sanofi SA	10,237	952,274
Total Pharmaceuticals		6,104,620

Professional Services (5.17%)
Experian PLC	14,198	520,342
RELX PLC	24,551	942,231
Wolters Kluwer NV	3,035	417,242
Total Professional Services		1,879,815

Semiconductors & Semiconductor Equipment (4.71%)
ASML Holding NV	2,530	1,715,674

24 | November 30, 2023

ALPS | O’Shares Europe Quality Dividend ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
Software (3.77%)
SAP SE	8,668	$1,372,614

Specialty Retail (1.62%)
Industria de Diseno Textil SA	14,322	589,748

Textiles, Apparel & Luxury Goods (6.68%)
Hermes International SCA	322	667,413
Kering SA	865	370,687
LVMH Moet Hennessy Louis Vuitton SE	1,822	1,393,622
Total Textiles, Apparel & Luxury Goods		2,431,722

Tobacco (1.38%)
British American Tobacco PLC	15,830	502,013

Wireless Telecommunication Services (0.66%)
Vodafone Group PLC	265,536	239,117

TOTAL COMMON STOCKS
(Cost $34,134,423)		36,058,920

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.08%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	5.31%	28,789	28,789

TOTAL SHORT TERM INVESTMENTS

(Cost $28,789)			28,789

TOTAL INVESTMENTS (99.10%)
(Cost $34,163,212)			$36,087,709
OTHER ASSETS IN EXCESS OF LIABILITIES (0.90%)			328,128
NET ASSETS - 100.00%			$36,415,837

(a)	Non-income producing security.

See Notes to Financial Statements.

25 | November 30, 2023

ALPS ETF Trust

Statements of Assets and Liabilities	November 30, 2023

	ALPS | O'Shares U.S. Quality Dividend ETF	ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	ALPS | O'Shares Global Internet Giants ETF	ALPS | O'Shares Europe Quality Dividend ETF
ASSETS:
Investments, at value(a)	$655,349,481	$391,535,537	$138,265,849	$36,087,709
Foreign Currency, at value (Cost $–, $–, $– and $5,631)	–	–	–	5,615
Dividends and foreign tax reclaims receivable	1,117,291	947,595	35,998	336,373
Receivable for shares sold	–	4,527,858	–	–
Total Assets	656,466,772	397,010,990	138,301,847	36,429,697

LIABILITIES:
Payable to adviser	253,678	146,424	51,410	13,860
Payable for investments purchased	–	4,525,403	–	–
Payable for collateral upon return of securities loaned	–	459,406	1,940,148	–
Total Liabilities	253,678	5,131,233	1,991,558	13,860
NET ASSETS	$656,213,094	$391,879,757	$136,310,289	$36,415,837

NET ASSETS CONSIST OF:
Paid-in capital	$630,764,285	$386,759,316	$327,715,799	$44,705,935
Total distributable earnings/(accumulated losses)	25,448,809	5,120,441	(191,405,510)	(8,290,098)
NET ASSETS	$656,213,094	$391,879,757	$136,310,289	$36,415,837
INVESTMENTS, AT COST	$571,621,725	$374,306,537	$138,744,954	$34,163,212

PRICING OF SHARES
Net Assets	$656,213,094	$391,879,757	$136,310,289	$36,415,837
Shares of beneficial interest outstanding (Unlimited number of
shares authorized, par value $0.01 per share)	14,775,000	10,804,000	3,950,000	1,325,000
Net Asset Value, offering and redemption price per share	$44.41	$36.27	$34.51	$27.48

(a)	Includes $-, $459,768, $1,852,377 and $- of securities on loan.

See Notes to Financial Statements.

26 | November 30, 2023

ALPS ETF Trust

Statements of Operations

	ALPS | O'Shares U.S. Quality Dividend ETF	ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	ALPS | O'Shares Global Internet Giants ETF	ALPS | O'Shares Europe Quality Dividend ETF
INVESTMENT INCOME:
Dividends*	$16,021,686	$6,767,178	$256,822	$1,220,483
Securities Lending Income	3	913	3,966	17
Total Investment Income	16,021,689	6,768,091	260,788	1,220,500

EXPENSES:
Investment adviser fees	3,226,683	1,284,336	668,172	185,257
Total Expenses	3,226,683	1,284,336	668,172	185,257
NET INVESTMENT INCOME/(LOSS)	12,795,006	5,483,755	(407,384)	1,035,243

REALIZED AND UNREALIZED GAIN/LOSS
Net realized gain/(loss) on investments(a)	23,476,172	9,694,745	(47,723,648)	(205,862)
Net realized gain/(loss) on foreign currency transactions	–	–	(9,202)	692
Total net realized gain/(loss)	23,476,172	9,694,745	(47,732,850)	(205,170)
Net change in unrealized appreciation/(depreciation) on investments	(8,472,160)	(1,765,903)	91,319,332	4,424,719
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	–	–	109	13,925
Total net change in unrealized appreciation/(depreciation)	(8,472,160)	(1,765,903)	91,319,441	4,438,644
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	15,004,012	7,928,842	43,586,591	4,233,474
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,799,018	$13,412,597	$43,179,207	$5,268,717
* Net of foreign tax withholding.	$–	$–	$8,097	$146,712

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

27 | November 30, 2023

ALPS | O’Shares U.S. Quality Dividend ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2023	For the Period July 1, 2022 to November 30, 2022(a)	For the Year Ended June 30, 2022
OPERATIONS:
Net investment income	$12,795,006	$6,363,668	$13,561,060
Net realized gain	23,476,172	3,499,404	43,405,783
Net change in unrealized appreciation/depreciation	(8,472,160)	47,553,595	(83,029,339)
Net increase/(decrease) in net assets resulting from operations	27,799,018	57,416,667	(26,062,496)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(13,050,503)	(6,308,456)	(13,415,408)
Total distributions	(13,050,503)	(6,308,456)	(13,415,408)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	3,278,989	6,268,102	230,032,035
Cost of shares redeemed	(109,935,912)	(46,483,693)	(142,045,551)
Net increase/(decrease) from capital share transactions	(106,656,923)	(40,215,591)	87,986,484
Net increase/(decrease) in net assets	(91,908,408)	10,892,620	48,508,580

NET ASSETS:
Beginning of period	748,121,502	737,228,882	688,720,302
End of period	$656,213,094	$748,121,502	$737,228,882

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	17,300,000	18,300,000	16,400,000
Shares sold	75,000	150,000	5,200,000
Shares redeemed	(2,600,000)	(1,150,000)	(3,300,000)
Shares outstanding, end of period	14,775,000	17,300,000	18,300,000

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.

See Notes to Financial Statements.

28 | November 30, 2023

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2023	For the Period July 1, 2022 to November 30, 2022(a)	For the Year Ended June 30, 2022
OPERATIONS:
Net investment income	$5,483,755	$1,534,368	$2,637,053
Net realized gain	9,694,745	669,930	14,022,562
Net change in unrealized appreciation/depreciation	(1,765,903)	17,488,042	(29,865,443)
Net increase/(decrease) in net assets resulting from operations	13,412,597	19,692,340	(13,205,828)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(5,299,690)	(1,333,102)	(2,765,428)
Total distributions	(5,299,690)	(1,333,102)	(2,765,428)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	240,930,245	13,889,462	78,553,967
Cost of shares redeemed	(39,107,309)	(5,623,137)	(56,478,862)
Net increase from capital share transactions	201,822,936	8,266,325	22,075,105
Net increase in net assets	209,935,843	26,625,563	6,103,849

NET ASSETS:
Beginning of period	181,943,914	155,318,351	149,214,502
End of period	$391,879,757	$181,943,914	$155,318,351

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	5,154,000	4,904,000	4,254,000
Shares sold	6,750,000	425,000	2,250,000
Shares redeemed	(1,100,000)	(175,000)	(1,600,000)
Shares outstanding, end of period	10,804,000	5,154,000	4,904,000

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.

See Notes to Financial Statements.

29 | November 30, 2023

ALPS | O’Shares Global Internet Giants ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2023	For the Period July 1, 2022 to November 30, 2022(a)	For the Year Ended June 30, 2022
OPERATIONS:
Net investment loss	$(407,384)	$(306,436)	$(1,474,256)
Net realized loss	(47,732,850)	(48,551,905)	(38,677,188)
Net change in unrealized appreciation/depreciation	91,319,441	34,370,555	(244,942,887)
Net increase/(decrease) in net assets resulting from operations	43,179,207	(14,487,786)	(285,094,331)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	811,157	–	5,994,386
Cost of shares redeemed	(60,193,182)	(42,866,222)	(229,798,933)
Net decrease from capital share transactions	(59,382,025)	(42,866,222)	(223,804,547)
Net decrease in net assets	(16,202,818)	(57,354,008)	(508,898,878)

NET ASSETS:
Beginning of period	152,513,107	209,867,115	718,765,993
End of period	$136,310,289	$152,513,107	$209,867,115

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	6,075,000	7,750,000	12,600,000
Shares sold	25,000	–	150,000
Shares redeemed	(2,150,000)	(1,675,000)	(5,000,000)
Shares outstanding, end of period	3,950,000	6,075,000	7,750,000

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.

See Notes to Financial Statements.

30 | November 30, 2023

ALPS | O’Shares Europe Quality Dividend ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2023	For the Period July 1, 2022 to November 30, 2022(a)	For the Year Ended June 30, 2022
OPERATIONS:
Net investment income	$1,035,243	$43,643	$970,521
Net realized gain/(loss)	(205,170)	(4,897,849)	3,196,544
Net change in unrealized appreciation/depreciation	4,438,644	6,975,792	(14,660,540)
Net increase/(decrease) in net assets resulting from operations	5,268,717	2,121,586	(10,493,475)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(795,232)	(284,255)	(1,031,977)
Total distributions	(795,232)	(284,255)	(1,031,977)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	3,889,048	–	43,521,283
Cost of shares redeemed	(7,610,784)	(6,889,121)	(17,876,858)
Net increase/(decrease) from capital share transactions	(3,721,736)	(6,889,121)	25,644,425
Net increase/(decrease) in net assets	751,749	(5,051,790)	14,118,973

NET ASSETS:
Beginning of period	35,664,088	40,715,878	26,596,905
End of period	$36,415,837	$35,664,088	$40,715,878

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,475,000	1,800,000	950,000
Shares sold	150,000	–	1,550,000
Shares redeemed	(300,000)	(325,000)	(700,000)
Shares outstanding, end of period	1,325,000	1,475,000	1,800,000

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.

See Notes to Financial Statements.

31 | November 30, 2023

ALPS | O’Shares U.S. Quality Dividend ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2023	For the Period July 1, 2022 to November 30, 2022(a)		For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020		For the Year Ended June 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$43.24	$40.29		$42.00	$33.16	$34.13		$30.69

INCOME FROM OPERATIONS:
Net investment income(b)	0.81	0.36		0.77	0.69 (c)	0.93		0.89 (c)
Net realized and unrealized gain/(loss)	1.19	2.95		(1.72)	8.81	(0.96)		3.44
Total from investment operations	2.00	3.31		(0.95)	9.50	(0.03)		4.33

DISTRIBUTIONS:
From net investment income	(0.83)	(0.36)		(0.76)	(0.66)	(0.94)		(0.89)
Total distributions	(0.83)	(0.36)		(0.76)	(0.66)	(0.94)		(0.89)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.17	2.95		(1.71)	8.84	(0.97)		3.44
NET ASSET VALUE, END OF PERIOD	$44.41	$43.24		$40.29	$42.00	$33.16		$34.13
TOTAL RETURN(d)	4.74%	8.27%		(2.38)%	28.84%	(0.12)%		14.31%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$656,213	$748,122		$737,229	$688,720	$479,121		$496,574
Ratio of expenses to average net assets	0.48%	0.48	%(e)	0.48%	0.48%	0.48%		0.48%
Ratio of net investment income to average net assets	1.90%	2.11	%(e)	1.78%	1.81%	2.71%		2.76%
Portfolio turnover rate(f)	34%	25%		15%	26%	64	%(g)	15%

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.
(b)	Based on average shares outstanding during the period.
(c)	The net investment income per share excluding the impact of large, non-recurring dividends (special dividends) was $0.67 during the year ended June 30, 2021 and $0.88 during the year ended June 30, 2019.
(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(e)	Annualized.
(f)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(g)	Increase in the Portfolio turnover was a result of the Index change that was effective on June 1, 2020.

See Notes to Financial Statements.

32 | November 30, 2023

ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2023	For the Period July 1, 2022 to November 30, 2022(a)		For the Year Ended June 30, 2022	For the Year Ended June 30, 2021		For the Year Ended June 30, 2020		For the Year Ended June 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$35.30	$31.67		$35.08	$24.99		$27.45		$27.07

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.73	0.31		0.59	0.64	(c)	0.64	(c)	0.58	(c)
Net realized and unrealized gain/(loss)	0.94	3.59		(3.38)	9.98		(2.48)		0.38	(d)
Total from investment operations	1.67	3.90		(2.79)	10.62		(1.84)		0.96

DISTRIBUTIONS:
From net investment income	(0.70)	(0.27)		(0.62)	(0.53)		(0.57)		(0.58)
From tax return of capital	–	–		–	–		(0.05)		–
Total distributions	(0.70)	(0.27)		(0.62)	(0.53)		(0.62)		(0.58)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.97	3.63		(3.41)	10.09		(2.46)		0.38
NET ASSET VALUE, END OF PERIOD	$36.27	$35.30		$31.67	$35.08		$24.99		$27.45
TOTAL RETURN(e)	4.82%	12.39%		(8.12)%	42.79%		(6.82)%		3.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$391,880	$181,944		$155,318	$149,215		$93,812		$97,570
Ratio of expenses to average net assets	0.48%	0.48	%(f)	0.48%	0.48%		0.48%		0.48%
Ratio of net investment income to average net assets	2.05%	2.28	%(f)	1.69%	2.08	%(g)	2.38	%(g)	2.16	%(g)
Portfolio turnover rate(h)	64%	34%		34%	60%		101	%(i)	52%

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.
(b)	Based on average shares outstanding during the period.
(c)	The net investment income per share excluding the impact of large, non-recurring dividends (special dividends) was $0.57 during the year ended June 30, 2021, $0.62 during the year ended June 30, 2020 and $0.54 during the year ended June 30, 2019.
(d)	The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.
(e)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(f)	Annualized.
(g)	The ratio of net investment income, including waiver/reimbursement and excluding the impact of large, non-recurring dividends (special dividends) was 1.84% during the year ended June 30, 2021, 2.30% during the year ended June 30, 2020 and 2.03% during the year ended June 30, 2019.
(h)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(i)	Increase in the Portfolio turnover was a result of the Index change that was effective on June 1, 2020.

See Notes to Financial Statements.

33 | November 30, 2023

ALPS | O’Shares Global Internet Giants ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2023	For the Period July 1, 2022 to November 30, 2022(a)		For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020	For the Year Ended June 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$25.11	$27.08		$57.04	$37.85	$25.04	$24.06

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.09)	(0.04)		(0.15)	(0.21)	(0.10)	(0.06	)(c)
Net realized and unrealized gain/(loss)	9.49	(1.93)		(29.81)	19.40	12.91	1.04
Total from investment operations	9.40	(1.97)		(29.96)	19.19	12.81	0.98

NET INCREASE/(DECREASE) IN NET ASSET VALUE	9.40	(1.97)		(29.96)	19.19	12.81	0.98
NET ASSET VALUE, END OF PERIOD	$34.51	$25.11		$27.08	$57.04	$37.85	$25.04
TOTAL RETURN(d)	37.44%	(7.27)%		(52.52)%	50.70%	51.16%	4.07%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$136,310	$152,513		$209,867	$718,766	$272,512	$48,834

Ratio of expenses to average net assets	0.48%	0.48	%(e)	0.48%	0.48%	0.48%	0.48%
Ratio of net investment loss to average net assets	(0.29)%	(0.37	)%(e)	(0.32)%	(0.40)%	(0.34)%	(0.28	)%(f)
Portfolio turnover rate(g)	51%	22%		51%	48%	38%	55%

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.

(b) Based on average shares outstanding during the period.

(c)	The net investment loss per share excluding the impact of large, non-recurring dividends (special dividends) was $(0.07) during the year ended June 30, 2019.

(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(e)	Annualized.
(f)	The ratio of net investment loss, including waiver/reimbursement and excluding the impact of large, non-recurring dividends (special dividends) was (0.31)% during the year ended June 30, 2019.
(g)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

34 | November 30, 2023

ALPS | O’Shares Europe Quality Dividend ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2023	For the Period July 1, 2022 to November 30, 2022(a)		For the Year Ended June 30, 2022	For the Year Ended June 30, 2021	For the Year Ended June 30, 2020		For the Year Ended June 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$24.18	$22.62		$28.00	$22.28	$24.28		$23.94

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.71	0.03		0.58	0.55 (c)	0.64	(c)	0.76 (c)
Net realized and unrealized gain/(loss)	3.13	1.71		(5.33)	5.97	(1.95)		0.44
Total from investment operations	3.84	1.74		(4.75)	6.52	(1.31)		1.20

DISTRIBUTIONS:
From net investment income	(0.54)	(0.18)		(0.63)	(0.80)	(0.69)		(0.86)
Total distributions	(0.54)	(0.18)		(0.63)	(0.80)	(0.69)		(0.86)

NET INCREASE/(DECREASE) IN NET
ASSET VALUE	3.30	1.56		(5.38)	5.72	(2.00)		0.34
NET ASSET VALUE, END OF PERIOD	$27.48	$24.18		$22.62	$28.00	$22.28		$24.28
TOTAL RETURN(d)	15.99%	7.78%		(17.29)%	29.72%	(5.44)%		5.16%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$36,416	$35,664		$40,716	$26,597	$17,821		$25,498

Ratio of expenses to average net assets	0.48%	0.48	%(e)	0.48%	0.48%	0.48%		0.48%
Ratio of net investment income to average net assets	2.68%	0.29	%(e)	2.20%	2.18%	2.72%		3.23%
Portfolio turnover rate(f)	40%	38%		22%	42%	72	%(g)	35%

(a)	Effective November 30, 2022, the Board approved changing the fiscal year-end of the Fund from June 30 to November 30.
(b)	Based on average shares outstanding during the period.
(c)	The net investment income per share excluding the impact of large, non-recurring dividends (special dividends) was $0.54 during the year ended June 30, 2021, $0.63 during the year ended June 30, 2020 and $0.74 during the year ended June 30, 2019.
(d)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(e)	Annualized.
(f)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.
(g)	Increase in the Portfolio turnover was a result of the Index change that was effective on June 1, 2020.

See Notes to Financial Statements.

35 | November 30, 2023

ALPS ETF Trust

Notes to Financial Statements	November 30, 2023

1. ORGANIZATION

ALPS ETF Trust (the ‘‘Trust’’), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). As of November 30, 2023, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains to the ALPS | O’Shares U.S. Quality Dividend ETF, the ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, the ALPS | O’Shares Global Internet Giants ETF and the ALPS | O’Shares Europe Quality Dividend ETF (each a “Fund” and collectively, the “Funds”). Effective November 30, 2022, the Trust's Board of Trustees (the "Board") approved changing the fiscal year-end of the Funds from June 30 to November 30.

The investment objective of the ALPS | O’Shares U.S. Quality Dividend ETF is to seek investment results that track the performance (before fees and expenses) of the O’Shares U.S. Quality Dividend Index. The investment objective of the ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF is to seek investment results that track the performance (before fees and expenses) of the O’Shares U.S. Small-Cap Quality Dividend Index. The investment objective of the ALPS | O’Shares Global Internet Giants ETF is to seek investment results that track the performance (before fees and expenses) of the O’Shares Global Internet Giants Index. The investment objective of the ALPS | O’Shares Europe Quality Dividend ETF is to seek investment results that track the performance (before fees and expenses) of the O’Shares Europe Quality Dividend Index.

ALPS | O’Shares Global Internet Giants ETF is considered non-diversified and may invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund. ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF and ALPS | O’Shares Europe Quality Dividend ETF have each elected to qualify as a diversified series of the Trust under the 1940 Act. The Funds, previously part of another investment company, OSI ETF Trust, reorganized effective after the close of business on June 17, 2022.

Each Fund’s Shares (“Shares”) are listed on the Cboe BZX Exchange, Inc. (the “Cboe BZX”). Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Funds’ investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

36 | November 30, 2023

ALPS ETF Trust

Notes to Financial Statements	November 30, 2023

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

37 | November 30, 2023

ALPS ETF Trust

Notes to Financial Statements	November 30, 2023

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2023:

ALPS | O'Shares U.S. Quality Dividend ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$655,187,764	$–	$–	$655,187,764
Short Term Investments	161,717	–	–	161,717
Total	$655,349,481	$–	$–	$655,349,481

ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$390,952,148	$–	$–	$390,952,148
Short Term Investments	583,389	–	–	583,389
Total	$391,535,537	$–	$–	$391,535,537

ALPS | O'Shares Global Internet Giants ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$136,255,293	$–	$–	$136,255,293
Short Term Investments	2,010,556	–	–	2,010,556
Total	$138,265,849	$–	$–	$138,265,849

ALPS | O'Shares Europe Quality Dividend ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$36,058,920	$–	$–	$36,058,920
Short Term Investments	28,789	–	–	28,789
Total	$36,087,709	$–	$–	$36,087,709

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2023.

C. Foreign Investment Risk

The ALPS | O’Shares Global Internet Giants ETF and the ALPS | O’Shares Europe Quality Dividend ETF may directly purchase securities of foreign issuers. Investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less liquidity generally, greater market volatility than U.S. securities and less complete financial information than for U.S. issuers. In addition, adverse political, economic or social developments could undermine the value of the Fund’s investments or prevent the Fund from realizing the full value of its investments. Financial reporting standards for companies based in foreign markets differ from those in the United States. Finally, the value of the currency of the country in which the Fund has invested could decline relative to the value of the U.S. dollar, which may affect the value of the investment to U.S. investors.

Countries with emerging markets may have relatively unstable governments and may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets. The economies of emerging markets countries also may be based on only a few industries, making them more vulnerable to changes in local or global trade conditions and more sensitive to debt burdens, inflation rates or adverse news and events.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of each Fund, the value of each Fund's securities may change on the days when investors are not able to purchase the shares of the Funds. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE or NASDAQ. Any use of a different rate from the rates used by the Index may adversely affect a Fund's ability to track its Index.

38 | November 30, 2023

ALPS ETF Trust

Notes to Financial Statements	November 30, 2023

D. Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

E. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date, net of any foreign taxes withheld. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts. Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

F. Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and paid monthly, except for ALPS | O’Shares Europe Quality Dividend ETF, which declares and pays dividends from net investment income quarterly. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

G. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from

U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the fiscal year ended November 30, 2023, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings
ALPS | O'Shares U.S. Quality Dividend ETF	$25,771,221	$(25,771,221)
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	8,781,580	(8,781,580)
ALPS | O'Shares Global Internet Giants ETF	(1,425,879)	1,425,879
ALPS | O'Shares Europe Quality Dividend ETF	619,842	(619,842)

39 | November 30, 2023

ALPS ETF Trust

Notes to Financial Statements	November 30, 2023

The tax character of the distributions paid for the fiscal year ended November 30, 2023, and fiscal years ended November 30, 2022 and June 30, 2022 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2023
ALPS | O'Shares U.S. Quality Dividend ETF	$13,050,503	$–	$–
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	5,299,690	–	–
ALPS | O'Shares Global Internet Giants ETF	–	–	–
ALPS | O'Shares Europe Quality Dividend ETF	795,232	–	–

	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2022
ALPS | O'Shares U.S. Quality Dividend ETF	$6,308,456	$–	$–
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	1,333,102	–	–
ALPS | O'Shares Global Internet Giants ETF	–	–	–
ALPS | O'Shares Europe Quality Dividend ETF	284,255	–	–

	Ordinary Income	Long-Term Capital Gain	Return of Capital
June 30, 2022
ALPS | O'Shares U.S. Quality Dividend ETF	$13,415,408	$–	$–
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	2,765,428	–	–
ALPS | O'Shares Global Internet Giants ETF	–	–	–
ALPS | O'Shares Europe Quality Dividend ETF	1,031,977	–	–

The character of distributions made during the period may differ from its ultimate characterization for federal income tax purposes.

As of November 30, 2023, the components of distributable earnings on a tax basis for each Fund were as follows:

	Accumulated net investment income	Accumulated net realized gain/(loss) on investments	Other accumulated gain/(loss)	Net unrealized appreciation/(depreciation) on investments	Total
ALPS | O'Shares U.S. Quality Dividend ETF	$423,604	$(58,468,323)	$–	$83,493,528	$25,448,809
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	493,282	(12,565,369)	–	17,192,528	5,120,441
ALPS | O'Shares Global Internet Giants ETF	–	(189,046,501)	(329,880)	(2,029,129)	(191,405,510)
ALPS | O'Shares Europe Quality Dividend ETF	897,513	(10,825,529)	–	1,637,918	(8,290,098)

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

As of November 30, 2023, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
ALPS | O'Shares U.S. Quality Dividend ETF	$11,045,741	$47,422,582
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	4,866,524	7,698,845
ALPS | O'Shares Global Internet Giants ETF	96,217,310	92,829,191
ALPS | O'Shares Europe Quality Dividend ETF	2,661,501	8,164,028

The ALPS O’Shares U.S. Small-Cap Quality Dividend ETF used capital loss carryovers during the year ended November 30, 2023, in the amount of $809,419.

The ALPS O’Shares Global Internet Giants ETF elects to defer to the period ending November 29, 2024, late year ordinary losses in the amount of $329,880.

40 | November 30, 2023

ALPS ETF Trust

Notes to Financial Statements	November 30, 2023

As of November 30, 2023, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

	ALPS | O'Shares U.S. Quality Dividend ETF	ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	ALPS | O'Shares Global Internet Giants ETF	ALPS | O'Shares Europe Quality Dividend ETF
Gross appreciation (excess of value over tax cost)	$105,534,071	$33,328,993	$19,937,945	$3,813,681
Gross depreciation (excess of tax cost over value)	(22,040,543)	(16,136,465)	(21,966,997)	(2,181,134)
Net depreciation of foreign currency	–	–	(77)	5,371
Net unrealized appreciation/(depreciation)	$83,493,528	$17,192,528	$(2,029,129)	$1,637,918
Cost of investments for income tax purposes	$571,855,953	$374,343,009	$140,294,901	$34,455,162

The differences between book-basis and tax basis are primarily due to the deferral of losses from wash sales and investments in Passive Foreign Investment Companies (PFICs).

H. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the Funds' fiscal year ended November 30, 2023, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Each Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

I. Lending of Portfolio Securities

Effective June 20, 2022, the Funds have entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Funds’ lending agent. Each Fund may lend its portfolio securities only to borrowers that are approved by SSB. Each Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Funds' securities held at SSB as custodian shall be available to be lent except those securities the Funds or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Funds collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Funds' Statements of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Funds, and the Funds do not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Funds' securities lending agreement and related cash and non-cash collateral received as of November 30, 2023:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	$459,768	$459,406	$–	$459,406
ALPS | O'Shares Global Internet Giants ETF	$1,852,377	$1,940,149	$–	$1,940,149

41 | November 30, 2023

ALPS ETF Trust

Notes to Financial Statements	November 30, 2023

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2023:

ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$459,406	$–	$–	$–	$459,406
Total Borrowings					459,406
Gross amount of recognized liabilities for securities lending (collateral received)					$459,406

ALPS | O'Shares Global Internet Giants ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$1,940,149	$–	$–	$–	$1,940,149
Total Borrowings					1,940,149
Gross amount of recognized liabilities for securities lending (collateral received)					$1,940,149

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below. From time to time, the Adviser may waive all or a portion of its fee.

Fund	Advisory Fee
ALPS | O’Shares U.S. Quality Dividend ETF	Average net assets up to and including $2 billion	0.48%
	Average net assets greater than $2 billion up to and including $3 billion	0.44%
	Average net assets greater than $3 billion up to and including $4 billion	0.40%
	Average net assets greater than $4 billion up to and including $5 billion	0.36%
	Average net assets greater than $5 billion	0.32%
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	Average net assets up to and including $2 billion	0.48%
	Average net assets greater than $2 billion up to and including $3 billion	0.44%
	Average net assets greater than $3 billion up to and including $4 billion	0.40%
	Average net assets greater than $4 billion up to and including $5 billion	0.36%
	Average net assets greater than $5 billion	0.32%
ALPS | O’Shares Global Internet Giants ETF		0.48%
ALPS | O’Shares Europe Quality Dividend ETF		0.48%

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund’s business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund’s expenses and to compensate the Adviser for providing services for each Fund.

Prior to June 17, 2022, O’Shares Investment Advisers, LLC (“OSI”) served as each predecessor fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “O’Shares Advisory Agreement”). Under the O’Shares Advisory Agreement, the Funds paid OSI a unitary management fee for its services payable on a monthly basis at an annual rate of 0.48%, based on the average daily net assets of each Fund. Under the O’Shares Advisory Agreement, OSI was responsible for all of the ordinary operating expenses of the Funds, except for (i) the management fee, (ii) payments under the Funds’ Rule 12b-1 plan, (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) acquired fund fees and expenses, (v) taxes, interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto) and (viii) other extraordinary or non-routine expenses.

42 | November 30, 2023

ALPS ETF Trust

Notes to Financial Statements	November 30, 2023

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Funds.

Effective July 1, 2023, each Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles. Prior to July 1, 2023, each Trustee received (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board received a quarterly retainer of $5,000, the Chairman of the Audit Committee received a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee received a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended November 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
ALPS | O'Shares U.S. Quality Dividend ETF	$232,021,022	$232,112,300
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	171,350,733	171,867,222
ALPS | O'Shares Global Internet Giants ETF	72,273,719	72,898,266
ALPS | O'Shares Europe Quality Dividend ETF	15,104,930	15,094,841

For the fiscal year ended November 30, 2023, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
ALPS | O'Shares U.S. Quality Dividend ETF	$3,279,543	$109,936,301
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	240,958,605	38,995,682
ALPS | O'Shares Global Internet Giants ETF	761,127	59,884,172
ALPS | O'Shares Europe Quality Dividend ETF	3,875,344	7,547,006

For the fiscal year ended November 30, 2023, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
ALPS | O'Shares U.S. Quality Dividend ETF	$25,816,662
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	8,820,674
ALPS | O'Shares Global Internet Giants ETF	(525,958)
ALPS | O'Shares Europe Quality Dividend ETF	715,868

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Funds. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

43 | November 30, 2023

ALPS ETF Trust

Notes to Financial Statements	November 30, 2023

6. RELATED PARTY TRANSACTIONS

The Funds engaged in cross trades with other funds in the Trust during the fiscal year ended November 30, 2023 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2023, were as follows:

Fund	Purchase Cost Paid	Sale Proceeds Received	Realized Gain/(Loss) on Sales
ALPS | O'Shares U.S. Quality Dividend ETF	$2,814,769	$3,392,830	$(261,171)
ALPS | O'Shares U.S. Small-Cap Quality Dividend ETF	1,485,336	8,076,597	977,280
ALPS | O'Shares Global Internet Giants ETF	–	1,217,380	558,467
ALPS | O'Shares Europe Quality Dividend ETF	607,372	632,509	127,332

7. MARKET RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can negatively impact the securities markets and cause each Fund to lose value. Securities in each Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

8. FUND REORGANIZATIONS

On February 23, 2022, the Board of Trustees of OSI ETF Trust (the “OSI ETF Board”) approved an Agreement and Plan of Reorganization with the Trust (the “Plan”) to reorganize each Predecessor Fund listed below with and into its corresponding Acquiring Fund, each a newly created series of the Trust. Shareholders of the O’Shares U.S. Quality Dividend ETF and O’Shares U.S. Small-Cap Quality Dividend ETF approved the Plan on May 18, 2022. Shareholders of the O’Shares Global Internet Giants ETF approved the Plan on June 15, 2022 and shareholders of the O’Shares Europe Quality Dividend ETF approved the Plan on June 8, 2022. The Trust acquired all of the assets of the corresponding Predecessor Funds, each a series of OSI ETF Trust, in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Predecessor Fund (the “Reorganizations”). The Reorganizations were completed after the close of business on June 17, 2022 in a tax-free exchange in which each shareholder of the Acquiring Funds received the same aggregate share and net asset value.

Acquiring Fund	Predecessor Fund
ALPS | O’Shares U.S. Quality Dividend ETF	O’Shares U.S. Quality Dividend ETF
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	O’Shares U.S. Small-Cap Quality Dividend ETF
ALPS | O’Shares Global Internet Giants ETF	O’Shares Global Internet Giants ETF
ALPS | O’Shares Europe Quality Dividend ETF	O’Shares Europe Quality Dividend ETF

At the time of the reorganizations, each Acquiring Fund had the same ticker symbol and underlying index as its respective Predecessor Fund, was managed in accordance with the same investment objective and was subject to substantially the same investment strategies, policies and risks as the Predecessor Fund. Each Acquiring Fund is the accounting successor of the corresponding Predecessor Fund and assumed the performance and accounting history of the Predecessor Fund. As a result, the financial statements and financial highlights reflect the operations of the Predecessor Funds for periods prior to June 17, 2022.

Prior to the Reorganizations, the Acquiring Funds did not have any assets or liabilities. For financial reporting purposes, assets received and shares issued by the Acquiring Funds were recorded at fair value; however, the cost basis of the investments received from the Predecessor Funds were carried forward to align ongoing reporting of the Acquiring Funds realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

44 | November 30, 2023

ALPS ETF Trust

Notes to Financial Statements	November 30, 2023

9. REGULATORY UPDATE

The U.S. Securities and Exchange Commission ("SEC") adopted rule and form amendments that will change the format and content of the Funds' annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Funds' new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, the Trust is evaluating the impact of these rule and form amendment changes.

10. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

45 | November 30, 2023

ALPS ETF Trust

Additional Information	November 30, 2023 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of each Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2022:

	Qualified Dividend Income	Dividend Received Deduction
ALPS | O’Shares U.S. Quality Dividend ETF	100%	100%
ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF	100%	100%
ALPS | O’Shares Global Internet Giants ETF	0%	0%
ALPS | O’Shares Europe Quality Dividend ETF	100%	0%

In early 2023, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2022 via Form 1099. The Funds will notify shareholders in early 2024 of amounts paid to them by the Funds, if any, during the calendar year 2023.

Pursuant to Section 853 (C ) of the Internal Revenue Code, the following funds designated the following for the calendar year end December 31, 2023:

	Foreign Taxes Paid	Foreign Source Income
ALPS | O'Shares Europe Quality Dividend ETF	$145,430	$1,311,246

LICENSING AGREEMENTS

O’Shares Investment Advisers, LLC ( “O’Shares”) has entered into an index licensing agreement with ALPS Advisors Inc. (the “Adviser”) with respect to each of ALPS | O’Shares U.S. Quality Dividend ETF, ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF, ALPS | O’Shares Global Internet Giants ETF, and ALPS | O’Shares Europe Quality Dividend ETF (each, a “Fund”), to allow the Adviser’s use of the O'Shares U.S. Quality Dividend Index, the O'Shares U.S. Small-Cap Quality Dividend Index, the O'Shares Global Internet Giants Index, and the O'Shares Europe Quality Dividend Index (each, an “Underlying Index”). The following disclosure relates to O’Shares.

The Funds are not sponsored, endorsed, sold or promoted by O’Shares or its third party licensors. Neither O’Shares nor its third party licensors make any representation or warranty, express or implied, to shareholders of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general stock market performance. O’Shares’ and its third party licensor’s only relationship to the Adviser and each Fund is the licensing of certain trademarks, service marks and trade names of O’Shares and/or its third party licensors and for the providing the Underlying Index. Neither O’Shares nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of a Fund or the timing of the issuance or sale of a Fund or in the determination or calculation of the equation by which a Fund is to be converted into cash. O’Shares has no obligation or liability in connection with the administration, marketing or trading of the Funds.

NEITHER O’SHARES, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. O’SHARES, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. O’SHARES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL O’SHARES, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

46 | November 30, 2023

ALPS ETF Trust

Additional Information	November 30, 2023 (Unaudited)

O’Shares Investments is a registered trademark and registered service mark of O’Shares Investment, Inc. and has been licensed for use by the Adviser and the Funds.

The Funds are not sponsored, endorsed, sold or promoted by O’Shares, its affiliates or their third party licensors, and neither O’Shares, its affiliates nor its third party licensors make any representation regarding the advisability of investing in the Funds.

O’Shares has entered into an agreement with S-Network Global Indexes Inc. (“S-Network”), pursuant to which S-Network calculates each Underlying Index. The following disclosure relates to O’Shares.

The Funds are not sponsored, endorsed, sold or promoted by or its third party licensors. Neither S-Network nor its third party licensors make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or the ability of the Underlying Index to track general stock market performance. S-Network's and its third party licensor’s only relationship to the Adviser is the licensing of certain trademarks, service marks and trade names of S-Network Global Indexes, Inc. and/or its third party licensors and for the providing of calculation and maintenance services related to the Underlying Index. Neither S-Network nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of a Fund or the timing of the issuance or sale of a Fund or in the determination or calculation of the equation by which a Fund is to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Funds.

NEITHER S-NETWORK GLOBAL INDEXES, INC. (“S-Network”), ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE CUSTOM INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S-NETWORK, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S-NETWORK MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE CUSTOM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S-NETWORK, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

S-Network Global Indexes, Inc.SM, and SNGISM are registered trademarks and registered service marks of S-Network Global Indexes, Inc. “Calculated by S-Network Global Indexes, Inc.” and its related stylized mark are service marks of S-Network Global Indexes, Inc.SM, and have been licensed for use by the Adviser.

The Funds are not sponsored, endorsed, sold or promoted by SNGI, its affiliates or their third party licensors and neither SNGI, its affiliates nor their its third party licensors make any representation regarding the advisability of investing in a Fund.

47 | November 30, 2023

ALPS ETF Trust

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2023 (Unaudited)

At its meetings held on June 5, 2023 and June 20, 2023, the Board of Trustees of the Trust (the “Board” or the “Trustees”), where each Trustee is not an “interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the ALPS | O’Shares U.S. Quality Dividend ETF (“OUSA”), ALPS | O’Shares U.S. Small-Cap Quality Dividend ETF (“OUSM”), ALPS | O’Shares Global Internet Giants ETF (“OGIG”), ALPS | O’Shares Europe Quality Dividend ETF (“OEUR”) (each a “Fund” and collectively “the Funds”). In evaluating the renewal of the Investment Advisory Agreement with respect to the Funds, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Funds compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Funds by AAI and the profits realized by AAI and its affiliates from its relationship to the Funds; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Funds grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of each Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board reviewed information on the performance of each Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable. The Board also evaluated the correlation and tracking error between each underlying index and its corresponding Fund’s performance. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summaries set forth below, the Board, including the Independent Trustees, concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees, considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees, reviewed and noted the relatively small sizes of the Funds (other than OUSA) and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to such Funds. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Funds, known as fall-out benefits.

48 | November 30, 2023

ALPS ETF Trust

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2023 (Unaudited)

With respect to each Fund, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for OEUR is lower than the median of its FUSE expense group. OEUR’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of OEUR and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to OEUR.

The gross management fee rate for OGIG is lower than the median of its FUSE expense group. OGIG’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of OGIG and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to OGIG.

The gross management fee rate for OUSA is higher than the median of its FUSE expense group. OUSA’s net expense ratio is higher than the median of its FUSE expense group.

The Board took into account, among other things, the unique features and performance of OUSA’s underlying index, the management fee breakpoints for OUSA, and the costs and benefits of linkage to the O’Shares name.

With respect to AAI profitability from OUSA, the Independent Trustees noted that OUSA’s asset levels have not recovered to their historic high, and OUSA has breakpoints in its management fee.

The gross management fee rate for OUSM is higher than the median of its FUSE expense group. OUSM’s net expense ratio is higher than the median of its FUSE expense group.

The Board took into account, among other things, the unique features and performance of OUSM’s underlying index, the management fee breakpoints for OUSM, and the costs and benefits of linkage to the O’Shares name.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of OUSM and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to OUSM.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

49 | November 30, 2023

ALPS ETF Trust

Trustees & Officers	November 30, 2023 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees, each of whom have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”).

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	38	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund.
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co- Portfolio Manager of the AXS Green Alpha ETF.	38	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong- Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015- present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	24	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

50 | November 30, 2023

ALPS ETF Trust

Trustees & Officers	November 30, 2023 (Unaudited)

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	33	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (29 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

51 | November 30, 2023

ALPS ETF Trust

Trustees & Officers	November 30, 2023 (Unaudited)

OFFICERS:

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer ("CCO")	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc.
Erich Rettinger, 1985	Treasurer	Since September 2023	Mr. Rettinger is Vice President of AAI (since 2021) and serves as Treasurer of Principal Real Estate Income Fund, Liberty All- Star Equity Fund, Liberty All-Star Growth Fund, Inc., and ALPS Variable Investment Trust. From December 2021 to October 2022 he also served as Treasurer of RiverNorth Opportunities Fund, Inc. Because of his position with AAI, Mr. Rettinger is deemed an affiliate of the Fund as defined under the 1940 Act. From 2013- 2021, he served as Vice President and Fund Controller of ALPS Fund Services.
Michael P. Lawlor, 1969	Secretary	Since December 2022	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of Financial Investors Trust and ALPS Variable Investment Trust.
Susan M. Cannon, 1974	Assistant Secretary	Since May 2023	Ms. Cannon joined ALPS in September 2022, and is currently a Senior Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Cannon worked for World Premier Private Partnership, Brown Brothers Harriman & Co.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

52 | November 30, 2023

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

# Annual Report

**November 30, 2023**

Barron's 400℠ ETF (BFOR)

**An ALPS Advisors Solution**

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	6
Report of Independent Registered Public Accounting Firm	7
Financial Statements
Schedule of Investments	8
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	17
Additional Information	23
Board Considerations Regarding Approval of Investment Advisory Agreement	25
Trustees & Officers	27

alpsfunds.com

Barron’s 400SM ETF

Performance Overview	November 30, 2023 (Unaudited)

Investment Objective

The Barron’s 400SM ETF (the “Fund” or “BFOR”) seeks investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM (the “Underlying Index” or “B400T”). The Underlying Index is a rules-based index intended to give investors a means of tracking the overall performance of high performing equity securities of U.S. companies. The Fund will invest at least 80% of its total assets in the equity securities which comprise the Underlying Index.

The Underlying Index generally consists of 400 stocks. The Underlying Index’s stocks are constituents of the MarketGrader U.S. Coverage Universe. In compiling the Underlying Index, MarketGrader Capital, LLC (the “Index Provider”) selects the 400 stocks from MarketGrader's U.S. Coverage Universe by using a methodology that selects components based on the strength of their fundamentals in growth, value, profitability and cash flow and then screens such potential Underlying Index components for certain criteria regarding concentration, market capitalization and liquidity. The eligible stocks that are selected for inclusion in the Underlying Index’s portfolio are equally weighted. The Underlying Index is rebalanced by the Index Provider semiannually, on the third Friday of March and September each year.

Performance Overview

BFOR’s benchmark, the Barron’s 400 IndexSM (B400T), gained 2.2% for the year, trailing the Dow Jones U.S. Total Stock Market Index by 10.4%. The performance of the B400T was much closer to that of the Russell Midcap Index, which Morningstar lists as BFOR’s benchmark and which gained 2.9% for the year ended November 30, 2023. Figure 1 shows how BFOR and B400T performed during the year ended November 30, 2023 in comparison to earlier years, dating back to the Fund’s inception in 2013

Figure 1. Fiscal Year Returns for the Barron’s 400SM ETF (BFOR) and its benchmark, the Barron’s 400 IndexSM (B400T) since Inception on June 3, 2013.

Fiscal Year	Barron’s 400SM ETF (BFOR)	Barron’s 400 IndexSM (B400T)
2013*	17.2%	18.4%
2014	8.1%	9.0%
2015	1.0%	1.8%
2016	9.1%	9.9%
2017	21.9%	22.6%
2018	-2.1%	-1.5%
2019	5.0%	5.6%
2020	13.3%	14.1%
2021	33.2%	34.1%
2022	-6.2%	-5.5%
2023	1.7%	2.2%

*	Fiscal year 2013 is measured from the Fund’s inception on June 3, 2013, through November 30, 2013. BFOR returns are based on the Fund’s last market price at each fiscal year’s end date. B400T figures reflect total returns. Source: FactSet.

Growth and Value Factors Reverse Roles Once Again

Readers might recall how during BFOR’s previous fiscal year, which ended on November 30, 2022, value stocks staged a strong comeback from years of underperformance to beat growth stocks by a wide margin. More specifically, during the Fund's previous fiscal year, the Russell 3000 Value Index outperformed the Russell 3000 Growth Index by 23%. B400T, meanwhile, outperformed the Russell 3000 Growth Index by 16% thanks to its equally weighted methodology, which prevented it from overweighting the large cap growth names in its roster, thus avoiding the overconcentration that afflicted most market cap weighted indexes in 2022.

During the Fund's fiscal year ended November 30, 2023, roles reversed, and growth stocks once again outperformed value stocks by almost the same margin by which they had underperformed the previous year. In fact, the Russell 3000 Growth Index gained 24.6% during the 12 months ended on November 30, 2023, 23.6% ahead of the Russell 3000 Value Index. Figure 2 illustrates the role reversal for the style factors in U.S. equities in the 12 months ended on November 30, 2023 compared to the year-earlier period.

1 | November 30, 2023

Barron’s 400SM ETF

Performance Overview	November 30, 2023 (Unaudited)

Figure 2. Comparison of Annual Total Returns for U.S. Broad Market and Style Benchmarks During BFOR’s Fiscal Years 2022 and 2023

	Fiscal Year 2023 Return (Nov. 30, 2022 – Nov. 30, 2023)	Fiscal Year 2022 Return (Nov. 30, 2021 – Nov. 30, 2022)
Barron’s 400SM ETF (BFOR)	+1.7%	-6.2%
Barron’s 400 IndexSM (B400T)	+2.2%	-5.5%
Dow Jones US Total Stock Market Index	+12.6%	-11.3%
S&P 500 Index	+13.8%	-9.2%
Russell Midcap Index	+2.9%	-9.0%
Russell 3000 Index	+12.6%	-10.8%
Russell 3000 Growth Index	+24.6%	-21.6%
Russell 3000 Value Index	+1.0%	+1.9%

All Index figures reflect total returns, while BFOR returns are based on the Fund’s last market price at each fiscal year’s end date. Source: FactSet.

A Closer Look at How the Barron’s 400 IndexSM's Constituents Did Across the Index’s Holding Periods

The B400T tracks 400 companies that are selected based on the quality of their GARP rating, as calculated by MarketGrader. However, over the course of BFOR’s fiscal year, which runs from November 30th of one year to November 30th of the following year, both B400T and the Fund hold three different sets of 400 companies, given that B400T is reconstituted and rebalanced every March and September. The first portfolio of 400 companies is the one with which it starts the fiscal year (which was reconstituted in September of the previous fiscal year), and this is held through the March rebalance. When the B400T is reconstituted in March, this essentially determines the second portfolio of 400 companies that BFOR holds. Finally, when B400T reconstituted in September of the most recently completed fiscal year, the third portfolio of Barron’s 400 companies that BFOR holds is determined. Each portfolio of companies is not, of course, completely different from the others as there is overlap across all three, as illustrated below.

During the fiscal year ended November 30, 2023, B400T and BFOR held a total of 708 positions, all of which had an average price return of 0.4% during the period they were held by B400T and the Fund. However, to better understand how B400T and BFOR performed during the Fund’s 2023 fiscal year, it helps to understand how the underlying constituents performed during their individual holding periods. This is illustrated in Figure 3. The worst performing companies during fiscal year 2023 were those held exclusively by the Fund during B400T's first holding period, based on the selections from September 2022. Between November 30, 2022 (the end of BFOR’s prior fiscal year) and March 17, 2023 (the last day of B400T's six-month rebalance period), B400T held 152 positions that it did not hold during any other period. These stocks had an average price return of -16.3%. The best performing stocks during fiscal year 2023 were the 149 constituents that B400T has maintained throughout the entire holding period dating back to the September 2022 selection, which had an average price return of 16.8%.

Figure 3. Average Price Returns of Members of the Barron’s 400 IndexSM by Unique Holding Period During Fiscal Year 2023

Holding Period	# of Companies	Avg. Price Return (During FY 2023)
Sept. 2022 to March 2023 Only	152	-16.3%
Sept. 2022 to Sept. 2023 Only	99	-6.2%
Sept. 2022 to Present Only (in current portfolio)	149	16.8%
March 2023 to Sept. 2023	59	-3.2%
March 2023 to Present	92	11.7%
Sept. 2023 to Present	157	-0.2%
Total Holdings from Sept. 2022 to Present	708	0.4%

All figures represent price-only returns. Source: FactSet.

Lastly, Figure 4 shows the 30 best performing stocks in B400T during fiscal year 2023 across all holding periods. The three sectors with the highest number of companies represented in this list were Technology, with nine companies, including the top two performers, Super Micro Computer, Inc. (SMCI) and Meta Platforms (META), and Consumer Discretionary and Industrials, with eight companies each. Energy and Health Care were represented by two companies each within the year’s top 30 performers.

2 | November 30, 2023

Barron’s 400SM ETF

Performance Overview	November 30, 2023 (Unaudited)

Figure 4. Top 30 Performing Stocks in the Barron’s 400 IndexSM During Fiscal Year 2023

Symbol	Company Name	Market Cap (in USD Millions)	Sector	Start Date	End Date	Return (%)
SMCI	Super Micro Computer, Inc.	4,572	Technology	3/20/23	3/15/24	177.6
META	Meta Platforms Inc. Class A	419,332	Technology	9/19/22	3/15/24	177.0
BLDR	Builders FirstSource, Inc.	9,206	Consumer Discretionary	9/19/22	3/15/24	109.8
LPG	Dorian LPG Ltd.	738	Industrials	3/20/23	3/15/24	106.7
PHM	PulteGroup, Inc.	9,417	Consumer Discretionary	9/19/22	3/15/24	97.5
BLD	TopBuild Corp.	5,928	Industrials	9/19/22	3/15/24	92.0
AMPH	Amphastar Pharmaceuticals, Inc.	1,124	Health Care	9/19/22	3/15/24	91.0
SSD	Simpson Manufacturing Co., Inc.	4,047	Industrials	9/19/22	3/15/24	79.4
GRBK	Green Brick Partners, Inc.	1,085	Consumer Discretionary	9/19/22	9/15/23	77.8
MHO	M/I Homes, Inc.	1,504	Consumer Discretionary	3/20/23	3/15/24	77.6
IBP	Installed Building Products, Inc.	2,164	Industrials	9/19/22	3/15/24	77.2
ADBE	Adobe Incorporated	174,281	Technology	9/19/22	3/15/24	77.1
AVGO	Broadcom Inc.	199,729	Technology	9/19/22	3/15/24	68.0
WST	West Pharmaceutical Services, Inc.	21,820	Health Care	9/19/22	9/15/23	68.0
DECK	Deckers Outdoor Corporation	8,515	Consumer Discretionary	9/19/22	3/15/24	66.5
CNM	Core & Main, Inc. Class A	1,674	Industrials	3/20/23	3/15/24	65.8
BELFB	Bel Fuse Inc. Class B	418	Technology	3/20/23	3/15/24	65.4
AMR	Alpha Metallurgical Resources, Inc.	2,277	Energy	9/19/22	3/15/24	63.9
MTH	Meritage Homes Corporation	2,852	Consumer Discretionary	9/19/22	3/15/24	63.5
WSM	Williams-Sonoma, Inc.	10,458	Consumer Discretionary	9/19/22	3/15/24	60.4
SAIA	Saia, Inc.	5,675	Industrials	9/19/22	3/15/24	60.3
SNPS	Synopsys, Inc.	52,596	Technology	9/19/22	3/15/24	60.0
CDNS	Cadence Design Systems, Inc.	47,108	Technology	9/19/22	3/15/24	58.8
ELF	e.l.f. Beauty, Inc.	3,739	Consumer Staples	3/20/23	3/15/24	58.5
LEN.B	Lennar Corporation Class B	7,207	Consumer Discretionary	9/19/22	3/15/24	58.0
ANET	Arista Networks, Inc.	28,430	Technology	9/19/22	3/15/24	57.7
ACLS	Axcelis Technologies, Inc.	2,160	Industrials	9/19/22	3/15/24	55.6
ONTO	Onto Innovation, Inc.	3,558	Technology	9/19/22	9/15/23	55.6
LBRT	Liberty Energy, Inc. Class A	2,457	Energy	3/20/23	3/15/24	54.1
FIX	Comfort Systems USA, Inc.	3,482	Industrials	9/19/22	3/15/24	52.7

Top 30 returns are regardless of holding period. Market cap is from the date each company was first selected to B400T during fiscal year 2023. Sources: MarketGrader & FactSet.

3 | November 30, 2023

Barron’s 400SM ETF

Performance Overview	November 30, 2023 (Unaudited)

Performance (as of November 30, 2023)

	1 Year	5 Year	10 Year	Since Inception^
Barron’s 400SM ETF – NAV	1.67%	8.62%	7.96%	9.21%
Barron’s 400SM ETF – Market Price*	1.69%	8.61%	7.96%	9.21%
Barron’s 400 IndexSM	2.18%	9.31%	8.66%	9.92%

Total Expense Ratio (per the current prospectus) is 0.65%

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on June 4, 2013.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The Barron’s 400 IndexSM, calculated by NYSE Arca or its affiliates, measures the performance of a diversified group of U.S. companies selected in part based on fundamentals-related, rules-based criteria. The index includes companies that have scored highest according to fundamentals-related rankings calculated by MarketGrader Capital, LLC. Additional rules-based screening provides for sector and market cap diversification. The Underlying Index has been licensed by MarketGrader for use with the Barron’s 400SM ETF.

The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect Fund performance.

Funds that emphasize investments in small/mid cap companies will generally experience greater price volatility.

Barron’s 400SM ETF shares are not individually redeemable. Investors buy and sell shares of the Barron’s 400SM ETF on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

The Barron’s 400SM ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the Fund.

4 | November 30, 2023

Barron’s 400SM ETF

Performance Overview	November 30, 2023 (Unaudited)

Top 10 Holdings*^ (as of November 30, 2023)

Dorian LPG, Ltd.	0.38%
ONEOK, Inc.	0.35%
Williams-Sonoma, Inc.	0.34%
Alpha Metallurgical Resources, Inc.	0.33%
Gartner, Inc.	0.32%
New Fortress Energy, Inc.	0.31%
Deckers Outdoor Corp.	0.31%
Amalgamated Financial Corp.	0.30%
Grand Canyon Education, Inc.	0.30%
Bel Fuse, Inc.	0.30%
Total % of Top 10 Holdings	3.24%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned).

^	Excludes Money Market Fund

Sector Allocation* (as of November 30, 2023)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2023)

Comparison of change in value of a $10,000 investment in the Fund and the Underlying Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund over the past 10 years with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5 | November 30, 2023

Barron’s 400SM ETF

Disclosure of Fund Expenses	November 30, 2023 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the six month period and held through November 30, 2023.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by

$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/23	Ending Account Value 11/30/23	Expense Ratio(a)	Expenses Paid During Period 6/1/23 - 11/30/23(b)
Barron's 400SM ETF
Actual	$1,000.00	$1,110.90	0.65%	$3.44
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	0.65%	$3.29

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

6 | November 30, 2023

Barron’s 400SM ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Barron’s 400SM ETF and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Barron’s 400SM ETF (the “Fund”), a series of ALPS ETF Trust, as of November 30, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial statements and financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2024

7 | November 30, 2023

Barron’s 400SM ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
COMMON STOCKS (97.03%)
Communication Services (1.54%)
Alphabet, Inc., Class A(a)	2,413	$319,795
Cogent Communications Holdings, Inc.(b)	4,970	317,384
Electronic Arts, Inc.	2,750	379,528
Fox Corp., Class A	10,413	307,600
Meta Platforms, Inc., Class A(a)	1,098	359,211
Warner Music Group Corp., Class A	10,348	342,622
Total Communication Services		2,026,140

Consumer Discretionary (11.56%)
Airbnb, Inc., Class A(a)	2,235	282,370
Booking Holdings, Inc.(a)	104	325,073
Boot Barn Holdings, Inc.(a)	3,846	281,835
Build-A-Bear Workshop, Inc.	11,744	286,906
Cavco Industries, Inc.(a)	1,239	350,364
Chipotle Mexican Grill, Inc.(a)	170	374,382
Crocs, Inc.(a)	3,648	385,265
Darden Restaurants, Inc.	2,274	355,813
Deckers Outdoor Corp.(a)	618	410,333
Dillard's, Inc., Class A(b)	1,036	359,585
DR Horton, Inc.	2,796	356,965
Dream Finders Homes, Inc.(a)(b)	11,732	285,557
eBay, Inc.	7,782	319,140
Ethan Allen Interiors, Inc.	11,099	297,897
General Motors Co.	10,120	319,792
Gentex Corp.	10,244	311,520
Grand Canyon Education, Inc.(a)	2,916	398,676
Guess?, Inc.	14,510	319,510
Harley-Davidson, Inc.	10,141	304,129
Hilton Worldwide Holdings, Inc.	2,178	364,859
Home Depot, Inc.	1,006	315,371
Installed Building Products, Inc.	2,401	361,374
KB Home	6,503	338,806
Lennar Corp., Class B(b)	3,078	353,170
M/I Homes, Inc.(a)	3,504	369,707
McDonald's Corp.	1,184	333,699
Meritage Homes Corp.	2,468	348,728
Modine Manufacturing Co.(a)	7,044	346,565
NVR, Inc.(a)	53	326,236
Oxford Industries, Inc.	3,464	313,250
Perdoceo Education Corp.	19,754	344,115
Polaris, Inc.	3,102	255,822
PulteGroup, Inc.	4,039	357,128
Ralph Lauren Corp.	2,838	367,180
Ross Stores, Inc.	2,785	363,108
Royal Caribbean Cruises, Ltd.(a)(b)	3,376	362,785
Skyline Champion Corp.(a)(b)	4,704	283,134
Target Hospitality Corp.(a)(b)	21,459	234,118
Taylor Morrison Home Corp.,
Class A(a)	7,049	317,910
Tesla, Inc.(a)	1,207	289,777
TJX Cos., Inc.	3,679	324,157
Toll Brothers, Inc.	4,028	345,965

Security Description	Shares	Value
Consumer Discretionary (continued)
TopBuild Corp.(a)	1,203	$355,823
Tractor Supply Co.	1,560	316,696
Williams-Sonoma, Inc.(b)	2,358	442,219
XPEL, Inc.(a)(c)	4,442	202,999
Total Consumer Discretionary		15,259,813

Consumer Staples (3.43%)
Archer-Daniels-Midland Co.	4,188	308,781
Cal-Maine Foods, Inc.	6,773	324,562
Clorox Co.	2,134	305,909
Coca-Cola Co.	5,733	335,037
Coca-Cola Consolidated, Inc.	489	359,180
Costco Wholesale Corp.	591	350,309
elf Beauty, Inc.(a)	2,502	295,461
Inter Parfums, Inc.	2,524	315,904
Kroger Co.	7,263	321,533
Lamb Weston Holdings, Inc.	3,416	341,703
Monster Beverage Corp.(a)	5,812	320,532
Oil-Dri Corp. of America	5,382	305,482
PepsiCo, Inc.	1,845	310,495
Procter & Gamble Co.	2,134	327,612
Total Consumer Staples		4,522,500

Energy (13.56%)
APA Corp.	7,699	277,164
Ardmore Shipping Corp.	26,320	357,952
Baker Hughes Co.	9,192	310,230
Cactus, Inc., Class A	5,998	254,855
Cheniere Energy, Inc.	2,082	379,236
Chesapeake Energy Corp.(b)	3,776	303,251
Chevron Corp.	2,016	289,498
Chord Energy Corp.	2,144	347,628
Civitas Resources, Inc.(b)	4,018	275,996
CNX Resources Corp.(a)(b)	15,154	316,112
ConocoPhillips	2,800	323,596
CONSOL Energy, Inc.	3,612	385,292
Coterra Energy, Inc.	11,898	312,322
Devon Energy Corp.	6,656	299,320
Diamondback Energy, Inc.	2,164	334,143
Dorian LPG, Ltd.(a)	11,755	497,942
EnLink Midstream LLC	27,004	369,145
EOG Resources, Inc.	2,594	319,244
EQT Corp.(b)	7,818	312,407
Evolution Petroleum Corp.(b)	36,750	217,928
Exxon Mobil Corp.	2,893	297,227
Frontline PLC(b)	19,754	392,710
Gulfport Energy Corp.(a)	2,818	386,179
Hallador Energy Co.(a)(b)	29,734	375,540
Halliburton Co.	7,986	295,722
Helmerich & Payne, Inc.(b)	7,514	272,232
Hess Corp.	2,136	300,236
HF Sinclair Corp.	5,397	283,235
International Seaways, Inc.	7,827	357,224
Liberty Energy, Inc., Class A(b)	18,619	369,587
Magnolia Oil & Gas Corp., Class A	14,384	309,256
Marathon Oil Corp.	12,882	327,589
Marathon Petroleum Corp.	2,145	320,013

8 | November 30, 2023

Barron’s 400SM ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
Energy (continued)
Murphy Oil Corp.	7,347	$314,231
New Fortress Energy, Inc.(b)	10,738	413,198
Northern Oil and Gas, Inc.(b)	8,200	306,844
ONEOK, Inc.	6,763	465,633
Par Pacific Holdings, Inc.(a)	9,019	309,081
Patterson-UTI Energy, Inc.	21,918	256,660
PBF Energy, Inc., Class A	6,271	278,432
Phillips 66	2,763	356,123
Pioneer Natural Resources Co.	1,438	333,098
Range Resources Corp.(b)	10,338	335,985
RPC, Inc.(b)	39,479	286,223
San Juan Basin Royalty Trust(b)	49,776	335,988
Schlumberger Ltd.	5,431	282,629
SilverBow Resources, Inc.(a)	8,052	256,134
SM Energy Co.	8,390	314,206
Solaris Oilfield Infrastructure, Inc., Class A	32,100	274,776
Southwestern Energy Co.(a)	50,624	333,612
Targa Resources Corp.	3,937	356,102
Texas Pacific Land Corp.	191	319,342
Valero Energy Corp.	2,299	288,203
Viper Energy, Inc.	11,557	356,187
Williams Cos., Inc.	9,794	360,321
Total Energy		17,903,019

Financials (21.96%)
1st Source Corp.	7,544	364,602
Amalgamated Financial Corp.	19,060	400,260
American Express Co.	2,091	357,080
Arch Capital Group, Ltd.(a)	4,277	357,942
Axos Financial, Inc.(a)	7,647	292,651
BancFirst Corp.	3,759	325,642
Bancorp, Inc.(a)	9,440	368,254
Bank of America Corp.	11,584	353,196
Bank of NT Butterfield & Son, Ltd.	11,574	320,947
Bank OZK	8,556	358,154
BOK Financial Corp.	4,022	288,659
Brown & Brown, Inc.	4,500	336,330
Byline Bancorp, Inc.	16,010	320,040
Cathay General Bancorp	9,000	330,120
Cincinnati Financial Corp.	3,122	320,910
Citizens Financial Group, Inc.	11,948	325,822
City Holding Co.	3,753	361,301
Comerica, Inc.	7,126	322,238
CVB Financial Corp.	19,168	342,724
Dime Community Bancshares, Inc.	16,242	326,464
East West Bancorp, Inc.	6,175	388,531
Enterprise Financial Services Corp.	8,569	335,991
Everest Group, Ltd.	890	365,390
FactSet Research Systems, Inc.	776	351,885
FB Financial Corp.	11,292	378,960
Fifth Third Bancorp	12,452	360,485
First BanCorp	24,306	364,590
First Bancshares, Inc.	11,848	303,901

Security Description	Shares	Value
Financials (continued)
First Citizens BancShares, Inc., Class A	254	$372,844
First Commonwealth Financial Corp.	26,642	356,204
First Merchants Corp.	11,452	351,233
FleetCor Technologies, Inc.(a)	1,216	292,448
FNB Corp.	29,764	356,870
Fulton Financial Corp.	26,006	370,065
Hancock Whitney Corp.	8,541	352,316
Hanmi Financial Corp.	19,654	327,043
Heritage Commerce Corp.	38,600	327,714
Home BancShares, Inc.(b)	15,078	334,430
Huntington Bancshares, Inc.	30,708	345,772
Independent Bank Corp.	6,242	355,919
Interactive Brokers Group, Inc.	3,497	272,207
International Bancshares Corp.	7,471	335,224
Jack Henry & Associates, Inc.	2,182	346,262
JPMorgan Chase & Co.	2,289	357,267
Kinsale Capital Group, Inc.	812	284,281
LPL Financial Holdings, Inc.	1,375	305,663
M&T Bank Corp.	2,616	335,293
Markel Group, Inc.(a)	226	325,234
Mastercard, Inc., Class A	795	328,995
MSCI, Inc.	620	322,927
National Bank Holdings Corp., Class A	10,842	357,894
New York Community Bancorp, Inc.	27,597	259,688
OceanFirst Financial Corp.	19,744	273,652
OFG Bancorp	11,119	373,154
Old National Bancorp	21,994	327,491
Old Second Bancorp, Inc.	23,180	326,606
Pathward Financial, Inc.	6,902	342,270
Peoples Bancorp, Inc.(b)	13,008	382,825
Pinnacle Financial Partners, Inc.	4,844	351,529
PNC Financial Services Group, Inc.	2,798	374,820
Popular, Inc.	5,108	376,919
Preferred Bank	5,292	326,146
Premier Financial Corp.	17,798	355,426
QCR Holdings, Inc.	6,586	327,192
Regions Financial Corp.	18,372	306,445
S&T Bancorp, Inc.	12,054	337,391
Shift4 Payments, Inc.(a)(b)	5,842	384,520
South State Corp.(b)	4,735	350,627
Southside Bancshares, Inc.	11,380	312,153
Stock Yards Bancorp, Inc.	7,720	340,606
Synchrony Financial	10,407	336,771
Synovus Financial Corp.	10,935	336,689
Texas Capital Bancshares, Inc.(a)	5,492	301,401
Valley National Bancorp	36,428	331,495
Veritex Holdings, Inc.	18,512	354,320
Visa, Inc., Class A, Class A(b)	1,361	349,341
WaFd, Inc.	12,596	336,691
Webster Financial Corp.	7,917	355,077
Wells Fargo & Co.	7,982	355,917

9 | November 30, 2023

Barron’s 400SM ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
Financials (continued)
Westamerica BanCorp	7,742	$392,597
Western Alliance Bancorp	6,877	352,240
Wintrust Financial Corp.	4,464	382,431
WisdomTree, Inc.(b)	46,554	303,067
WR Berkley Corp.	5,309	385,168
WSFS Financial Corp.	8,776	338,490
Total Financials		28,978,329

Health Care (7.94%)
AbbVie, Inc.	2,261	321,944
Agilent Technologies, Inc.	2,985	381,483
Amgen, Inc.	1,262	340,286
Amphastar Pharmaceuticals, Inc.(a)	6,424	361,800
Arcturus Therapeutics Holdings, Inc.(a)	10,470	250,652
Assertio Holdings, Inc.(a)(b)	108,210	110,374
Danaher Corp.	1,320	294,769
Dexcom, Inc.(a)	3,166	365,736
Dynavax Technologies Corp.(a)(b)	25,010	342,637
Edwards Lifesciences Corp.(a)	4,526	306,455
Eli Lilly & Co.	558	329,800
Gilead Sciences, Inc.	4,288	328,461
Haemonetics Corp.(a)	3,640	294,367
Halozyme Therapeutics, Inc.(a)	8,806	340,000
Harmony Biosciences Holdings, Inc.(a)	8,678	252,183
Humana, Inc.	714	346,190
IDEXX Laboratories, Inc.(a)	717	333,993
Intuitive Surgical, Inc.(a)	1,096	340,681
Johnson & Johnson	2,076	321,074
Kiniksa Pharmaceuticals, Ltd., Class A(a)	19,442	314,377
Medpace Holdings, Inc.(a)	1,186	321,074
Neurocrine Biosciences, Inc.(a)	3,014	351,402
Pfizer, Inc.	9,726	296,351
Regeneron Pharmaceuticals, Inc.(a)	402	331,172
Stryker Corp.	1,106	327,741
United Therapeutics Corp.(a)	1,493	358,320
UnitedHealth Group, Inc.	694	383,761
Veeva Systems, Inc., Class A(a)	1,467	255,713
Vertex Pharmaceuticals, Inc.(a)	953	338,134
Viatris, Inc.	32,974	302,701
Voyager Therapeutics, Inc.(a)	38,202	277,346
Waters Corp.(a)	1,254	351,885
Zoetis, Inc.	1,774	313,412
Total Health Care		10,486,274

Industrials (18.57%)
AAON, Inc.	5,097	319,072
Acuity Brands, Inc.	2,134	382,541
AGCO Corp.	2,749	312,094
Allison Transmission Holdings, Inc.	5,494	293,819
AMETEK, Inc.	2,149	333,589
Apogee Enterprises, Inc.	6,770	305,327

Security Description	Shares	Value
Industrials (continued)

Applied Industrial Technologies, Inc.	2,089	$334,386
Array Technologies, Inc.(a)(b)	14,450	223,541
Atkore, Inc.(a)	2,181	283,312
Automatic Data Processing, Inc.	1,333	306,483
Boise Cascade Co.	3,214	351,290
Brady Corp., Class A	5,860	329,742
Broadridge Financial Solutions, Inc.	1,747	338,604
Builders FirstSource, Inc.(a)	2,325	311,806
Carlisle Cos., Inc.	1,187	332,847
Carrier Global Corp.	5,756	299,082
Caterpillar, Inc.	1,168	292,841
Cintas Corp.	659	364,592
Comfort Systems USA, Inc.	1,752	339,152
Copart, Inc.(a)	7,332	368,213
Core & Main, Inc.(a)	10,922	382,598
CSW Industrials, Inc.	1,850	328,061
CSX Corp.	10,937	353,265
Cummins, Inc.	1,439	322,566
Deere & Co.	824	300,274
Delta Air Lines, Inc.	8,082	298,468
EMCOR Group, Inc.	1,488	316,230
Encore Wire Corp.	1,974	363,808
ExlService Holdings, Inc.(a)	11,262	319,503
Fastenal Co.	6,045	362,519
GMS, Inc.(a)	5,051	341,650
Graco, Inc.	4,449	359,390
H&E Equipment Services, Inc.	7,607	337,066
Honeywell International, Inc.	1,770	346,778
Hubbell, Inc.	1,011	303,300
Hudson Technologies, Inc.(a)(b)	27,775	343,021
IDEX Corp.	1,537	309,982
IES Holdings, Inc.(a)	4,658	325,920
Illinois Tool Works, Inc.	1,385	335,461
Ingersoll Rand, Inc.	4,924	351,721
ITT, Inc.	3,268	353,826
Jacobs Solutions, Inc.	2,514	319,731
Janus International Group, Inc.(a)	31,311	330,331
JB Hunt Transport Services, Inc.	1,791	331,819
Lennox International, Inc.	862	350,541
Lincoln Electric Holdings, Inc.	1,820	360,469
MSC Industrial Direct Co., Inc., Class A	3,504	341,360
Mueller Industries, Inc.	9,332	387,558
Nordson Corp.	1,410	331,829
Old Dominion Freight Line, Inc.	776	301,911
Owens Corning	2,366	320,782
PACCAR, Inc.	3,871	355,435
Parker-Hannifin Corp.	812	351,742
Paychex, Inc.	2,756	336,149
Paycom Software, Inc.	1,154	209,636
Powell Industries, Inc.	3,972	330,312
Preformed Line Products Co.	1,938	241,494
Rockwell Automation, Inc.	1,124	309,595

10 | November 30, 2023

Barron’s 400SM ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
Industrials (continued)
Rollins, Inc.	9,138	$372,282
Saia, Inc.(a)	770	300,600
Shoals Technologies Group, Inc., Class A(a)	15,566	215,589
Simpson Manufacturing Co., Inc.	2,084	347,965
Snap-on, Inc.	1,289	354,075
Standex International Corp.	2,260	302,433
Sterling Infrastructure, Inc.(a)	4,266	270,934
Tennant Co.	4,198	359,433
Terex Corp.	5,597	277,052
The Timken Co.	4,570	330,868
Toro Co.	4,036	334,988
United Airlines Holdings, Inc.(a)	6,918	272,569
United Rentals, Inc.	737	350,827
Wabash National Corp.	15,518	340,155
Watsco, Inc.	940	359,296
Watts Water Technologies, Inc., Class A	1,847	355,566
WW Grainger, Inc.	484	380,516
Total Industrials		24,513,582

Information Technology (12.64%)
ACM Research, Inc., Class A(a)(b)	18,218	303,147
Adobe, Inc.(a)	592	361,718
Akamai Technologies, Inc.(a)	3,150	363,919
Allegro MicroSystems, Inc.(a)	9,661	262,972
Amdocs, Ltd.	3,779	316,567
Amphenol Corp., Class A	3,816	347,218
Analog Devices, Inc.	1,859	340,903
Apple, Inc.	1,876	356,346
Applied Materials, Inc.	2,306	345,393
Arista Networks, Inc.(a)	1,748	384,053
Autodesk, Inc.(a)	1,544	337,256
Axcelis Technologies, Inc.(a)	1,909	237,250
Badger Meter, Inc.	2,086	307,414
Bel Fuse, Inc., Class B	7,293	394,551
Belden, Inc.	3,404	226,162
Broadcom, Inc.	385	356,406
Cadence Design Systems, Inc.(a)	1,358	371,101
Cisco Systems, Inc.	5,802	280,701
Cognizant Technology Solutions Corp., Class A	4,632	326,000
EPAM Systems, Inc.(a)	1,242	320,672
ePlus, Inc.(a)	5,068	321,717
Extreme Networks, Inc.(a)	12,896	208,141
Fabrinet(a)	2,173	351,809
Fortinet, Inc.(a)	5,075	266,742
Gartner, Inc.(a)	959	417,012
Gen Digital, Inc.	17,094	377,435
Intuit, Inc.	617	352,591
Jabil, Inc.	3,071	354,148
KLA Corp.	673	366,529
Lam Research Corp.	505	361,540
Lattice Semiconductor Corp.(a)	3,669	214,820
Manhattan Associates, Inc.(a)	1,664	371,155
Microchip Technology, Inc.	4,249	354,537
Microsoft Corp.	992	375,879

Security Description	Shares	Value
Information Technology (continued)
Monolithic Power Systems, Inc.	682	$374,227
Motorola Solutions, Inc.	1,166	376,466
NetApp, Inc.	4,208	384,569
NVE Corp.	3,831	274,568
NVIDIA Corp.	734	343,292
ON Semiconductor Corp.(a)	3,376	240,810
Oracle Corp.	2,602	302,378
Photronics, Inc.(a)	16,838	355,787
QUALCOMM, Inc.	2,991	385,989
Qualys, Inc.(a)	2,100	388,164
ServiceNow, Inc.(a)	548	375,786
Skyworks Solutions, Inc.	3,361	325,782
Super Micro Computer, Inc.(a)(b)	1,192	325,976
Synopsys, Inc.(a)	718	390,039
Texas Instruments, Inc.	1,995	304,656
Vishay Intertechnology, Inc.(b)	13,507	300,261
Total Information Technology		16,682,554

Materials (4.55%)
Albemarle Corp.(b)	1,775	215,254
Alpha Metallurgical Resources, Inc.(b)	1,564	438,796
Cabot Corp.	4,755	360,905
CF Industries Holdings, Inc.	4,032	303,005
Commercial Metals Co.	6,319	286,440
DuPont de Nemours, Inc.	4,374	312,916
Eagle Materials, Inc.	1,812	328,063
Hawkins, Inc.	5,835	358,502
Livent Corp.(a)(b)	16,125	221,880
Martin Marietta Materials, Inc.	755	350,765
NewMarket Corp.	719	381,437
Nucor Corp.	2,022	343,679
Packaging Corp. of America	2,261	379,871
Reliance Steel & Aluminum Co.	1,288	354,535
Sherwin-Williams Co.	1,204	335,675
Steel Dynamics, Inc.	3,287	391,580
United States Lime & Minerals, Inc.	1,506	319,287
Vulcan Materials Co.	1,526	325,893
Total Materials		6,008,483

Real Estate (0.49%)
CoStar Group, Inc.(a)	4,002	332,326
RMR Group, Inc., Class A	13,464	320,847
Total Real Estate		653,173

Utilities (0.79%)
Otter Tail Corp.(b)	4,489	342,555
Public Service Enterprise Group, Inc.	5,430	338,995
Vistra Corp.	10,024	354,950
Total Utilities		1,036,500

TOTAL COMMON STOCKS
(Cost $112,918,337)		128,070,367

11 | November 30, 2023

Barron’s 400SM ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
LIMITED PARTNERSHIPS (2.41%)
Energy (2.41%)
Alliance Resource Partners LP	16,634	$348,981
Black Stone Minerals LP	18,835	330,554
Cheniere Energy Partners LP	6,382	394,025
Dorchester Minerals LP	11,897	346,560
Energy Transfer LP	24,267	337,069
Enterprise Products Partners LP	12,353	330,813
Hess Midstream LP, Class A	11,184	363,927
MPLX LP	9,510	346,734
Western Midstream Partners LP	12,641	376,955
Total Energy		3,175,618

TOTAL LIMITED PARTNERSHIPS
(Cost $2,884,671)		3,175,618

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (2.19%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $605,798)	5.31%	605,798	$605,798

Investments Purchased with Collateral from Securities Loaned (1.73%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.37%
(Cost $2,288,489)		2,288,489	2,288,489
TOTAL SHORT TERM INVESTMENTS

(Cost $2,894,287)			2,894,287

TOTAL INVESTMENTS (101.63%)
(Cost $118,697,296)			$134,140,272
LIABILITIES IN EXCESS OF OTHER ASSETS (-1.63%)			(2,153,269)
NET ASSETS - 100.00%			$131,987,003

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $9,873,049.
(c)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2023, the market value of those securities was $202,999, representing 0.15% of net assets.

See Notes to Financial Statements.

12 | November 30, 2023

Barron’s 400SM ETF

Statement of Assets and Liabilities	November 30, 2023

ASSETS:
Investments, at value*	$134,140,272
Dividends receivable	203,916
Total Assets	134,344,188

LIABILITIES:
Payable to adviser	68,696
Payable for collateral upon return of securities loaned	2,288,489
Total Liabilities	2,357,185
NET ASSETS	$131,987,003

NET ASSETS CONSIST OF:
Paid-in capital	$169,285,912
Total distributable earnings/(accumulated losses)	(37,298,909)
NET ASSETS	$131,987,003

INVESTMENTS, AT COST	$118,697,296

PRICING OF SHARES
Net Assets	$131,987,003
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,275,000
Net Asset Value, offering and redemption price per share	$58.02

*	Includes $9,873,049 of securities on loan.

See Notes to Financial Statements.

13 | November 30, 2023

Barron’s 400SM ETF

Statement of Operations	For the Year Ended November 30, 2023

INVESTMENT INCOME:
Dividend Income*	$2,917,556
Securities Lending Income	40,397
Total Investment Income	2,957,953

EXPENSES:
Investment adviser and sub-adviser fees	850,280
Net Expenses	850,280
NET INVESTMENT INCOME	2,107,673

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments(a)	(759,393)
Net change in unrealized appreciation/(depreciation) on investments	641,095
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(118,298)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,989,375

*	Net of foreign tax withholding of $3,279.
(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

14 | November 30, 2023

Barron’s 400SM ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022
OPERATIONS:
Net investment income	$2,107,673	$1,813,824
Net realized gain/(loss)	(759,393)	4,441,694
Net change in unrealized appreciation/(depreciation)	641,095	(15,691,208)
Net increase/(decrease) in net assets resulting from operations	1,989,375	(9,435,690)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(2,124,271)	(1,433,725)
Total distributions	(2,124,271)	(1,433,725)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	–	1,408,837
Cost of shares redeemed	(7,125,697)	(7,260,095)
Net decrease from capital share transactions	(7,125,697)	(5,851,258)
Net decrease in net assets	(7,260,593)	(16,720,673)

NET ASSETS:
Beginning of year	139,247,596	155,968,269
End of year	$131,987,003	$139,247,596

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,400,000	2,500,000
Shares sold	–	25,000
Shares redeemed	(125,000)	(125,000)
Shares outstanding, end of year	2,275,000	2,400,000

See Notes to Financial Statements.

15 | November 30, 2023

Barron’s 400SM ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$58.02	$62.39	$47.32	$42.04	$40.42

INCOME FROM OPERATIONS:
Net investment income(a)	0.91	0.75	0.52	0.43	0.44
Net realized and unrealized gain/(loss)	(0.02)	(4.55)	15.05	5.14	1.51
Total from investment operations	0.89	(3.80)	15.57	5.57	1.95

DISTRIBUTIONS:
From net investment income	(0.89)	(0.57)	(0.50)	(0.29)	(0.33)
Total distributions	(0.89)	(0.57)	(0.50)	(0.29)	(0.33)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.00	(4.37)	15.07	5.28	1.62
NET ASSET VALUE, END OF PERIOD	$58.02	$58.02	$62.39	$47.32	$42.04
TOTAL RETURN(b)	1.67%	(6.18)%	33.18%	13.33%	5.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000s)	$131,987	$139,248	$155,968	$118,293	$147,150

Ratio of expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.63%	1.32%	0.90%	1.08%	1.10%
Portfolio turnover rate(c)	83%	94%	91%	83%	109%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year and redemption at the net asset value on the last day of the year and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

16 | November 30, 2023

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2023

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2023, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Barron’s 400SM ETF (the “Fund”). The investment objective of the Fund is to seek investment results that correspond generally, before fees and expenses, to the performance of the Barron’s 400 IndexSM (the “Underlying Index”). The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities included in the Underlying Index. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

17 | November 30, 2023

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2023

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities and Limited Partnerships, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2023:

Barron's 400SM ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$128,070,367	$–	$–	$128,070,367
Limited Partnerships*	3,175,618	–	–	3,175,618
Short Term Investments	2,894,287	–	–	2,894,287
Total	$134,140,272	$–	$–	$134,140,272

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2023.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

18 | November 30, 2023

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2023

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid annually or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from

U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2023, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions, investment in partnerships, and prior year tax return true-up:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
Barron’s 400SM ETF	$1,188,080	$(1,188,080)

The tax character of the distributions paid during the fiscal years ended November 30, 2023 and November 30, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2023
Barron’s 400SM ETF	$2,124,271	$–	$–

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2022
Barron’s 400SM ETF	$1,433,725	$–	$–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2023, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Barron’s 400SM ETF	$46,856,074	$7,255,774

As of November 30, 2023, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Barron’s 400℠ ETF
Undistributed net investment income	$1,157,286
Accumulated net realized loss on investments	(54,111,848)
Net unrealized appreciation on investments	15,655,653
Total	$(37,298,909)

As of November 30, 2023, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Barron’s 400℠ ETF
Gross appreciation (excess of value over tax cost)	$20,962,349
Gross depreciation (excess of tax cost over value)	(5,306,696)
Net unrealized appreciation/(depreciation)	$15,655,653
Cost of investments for income tax purposes	$118,484,619

19 | November 30, 2023

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2023

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales, investment in partnerships, and grantor trusts.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the year ended November 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Fund's securities lending agreement and related cash and non-cash collateral received as of November 30, 2023:

	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Barron's 400 SM ETF	$9,873,049	$2,288,489	$7,790,419	$10,078,908

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

20 | November 30, 2023

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2023

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2023:

Barron's 400 SM ETF	Remaining contractual maturity of the agreements

Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$2,288,489	$–	$–	$–	$2,288,489
Total Borrowings					2,288,489
Gross amount of recognized liabilities	for securities lending	(collateral received)			$2,288,489

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.65% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

Effective July 1, 2023, each Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles. Prior to July 1, 2023, each Trustee received (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board received a quarterly retainer of $5,000, the Chairman of the Audit Committee received a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee received a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
Barron's 400SM ETF	$109,186,800	$109,041,269

For the year ended November 30, 2023, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Barron's 400SM ETF	$–	$7,132,884

For the year ended November 30, 2023, the Fund had in-kind net realized gains of $1,167,865.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

21 | November 30, 2023

Barron’s 400SM ETF

Notes to Financial Statements	November 30, 2023

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The Fund engaged in cross trades between other funds in the Trust during the year ended November 30, 2023 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a-7 and the Trust’s procedures.

Transactions related to cross trades during the year ended November 30, 2023, were as follows:

Fund	Purchase Cost Paid	Sale Proceeds Received	Realized Gain/(Loss) on Sales
Barron's 400 SM ETF	$4,030,191	$2,201,023	$(271,668)

7. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

8. REGULATORY UPDATE

The U.S. Securities and Exchange Commission ("SEC") adopted rule and form amendments that will change the format and content of the Fund's annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Fund's new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, the Trust is evaluating the impact of these rule and form amendment changes.

9. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

22 | November 30, 2023

Barron’s 400SM ETF

Additional Information	November 30, 2023 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Barron’s 400 SM ETF designates the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2022:

	Qualified Dividend Income	Dividend Received Deduction
Barron's 400 SM ETF	97.49%	96.18%

In early 2023, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2022 via Form 1099. The Fund will notify shareholders in early 2024 of amounts paid to them by the Fund, if any, during the calendar year 2023.

LICENSING AGREEMENT

MarketGrader Capital, LLC (the “Index Provider”) has entered into a license agreement with Dow Jones & Company to use the “Barron’s” name and certain related intellectual property in connection with the Underlying Index. The Index Provider also has entered into a license and services agreement with its parent company, MarketGrader.com, to use the methodology for constructing the Underlying Index. The Index Provider in turn has entered into the Sublicense Agreement with the Adviser to use the Underlying Index. The following disclosure relates to such licensing agreements:

The Barron’s 400 SM ETF (the “Fund”) is not sponsored, managed or advised by the Index Provider. The Index Provider makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track the performance of a market or sector. The Index Provider’s only relationship to the Adviser or the Fund is the licensing of certain service marks and trade names of the Index Provider and of the Underlying Index that is determined, composed and calculated by the Index Provider without regard to the Adviser or the Fund. The Index Provider has no obligation to take the needs of the Adviser or the Fund or the owners of the Fund into consideration in determining, composing or calculating the Underlying Index.

THE INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND THE INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. THE INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. THE INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“The Barron’s 400 IndexSM” is calculated and published by the Index Provider. “Barron’s,” “Barron’s 400” and “Barron’s 400 Index” are trademarks or service marks of DJC & Company, Inc. (“DJC”) or its affiliates and have been licensed to the Index Provider and sublicensed for certain purposes by Barron’s 400 Exchange Traded Fund, a sub-fund of that certain ALPS ETF Trust, a Delaware Statutory Trust (the “Sub-Licensee”). The Barron’s 400SM ETF (the “Product”) is not sponsored or advised by DJC or its affiliates. DJC and its affiliates make no representation or warranty, express or implied, to the Licensee or to the owners of the Product(s) or any member of the public regarding the advisability of trading in the Product. DJC and its affiliates’ only relationship to the Licensee is the licensing of certain trademarks and trade names of DJC. The Barron's 400 IndexSM is determined, composed and calculated by the Index Provider without regard to DJC. DJC has no obligation to take the needs of the Licensee or the owners of the Product into consideration in connection with its licensing of the Barron’s 400 IndexSM to the Index Provider or the Sub-Licensee to Licensee. DJC and its affiliates are not responsible for and have not participated in the calculation of the Barron's 400 IndexSM or in the determination of the timing of, prices at, or quantities of the Fund to be sold or in the determination or calculation of the equation by which the Product are to be converted into cash. DJC and its affiliates have no obligation or liability in connection with the administration, marketing or trading of the Barron’s 400 IndexSM or the Product.

23 | November 30, 2023

Barron’s 400SM ETF

Additional Information	November 30, 2023 (Unaudited)

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BARRON’S 400 INDEXSM OR ANY DATA INCLUDED THEREIN AND DOW JONES AND ITS AFFILIATES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BARRON’S 400 INDEXSM OR ANY DATA INCLUDED THEREIN. DOW JONES AND ITS AFFILIATES MAKE NO EXPRESS OR IMPLIED WARRANTIES. AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BARRON’S 400 INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES AND ITS AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DJC AND THE LICENSEE, OTHER THAN THE LICENSORS OF MARKETGRADER.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index, even if notified of the possibility of such damages.

24 | November 30, 2023

Barron’s 400SM ETF

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2023 (Unaudited)

At its meetings held on June 5, 2023 and June 20, 2023, the Board of Trustees of the Trust (the “Board” or the “Trustees”), where each Trustee is not an “interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the Barron’s 400 ETF (the “Fund” or “BFOR”). In evaluating the renewal of the Investment Advisory Agreement with respect to the Fund, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, the investment parameters of the index of the Fund, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Fund.

The Board reviewed information on the performance of the Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable. The Board also evaluated the correlation and tracking error between the Fund's underlying index and the Fund's performance. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to the Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board noted that the advisory fees for the Fund were unitary fees pursuant to which AAI assumes all expenses of the Fund (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summary set forth below, the Board, including the Independent Trustees, concluded that the advisory fee rate for the Fund was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees, considered other benefits available to AAI because of its relationship with the Fund and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to the Fund the information provided by AAI about the costs and profitability of AAI with respect to the Fund, including the asset levels and other factors that influence the profitability and financial viability of the Fund. The Board, including the Independent Trustees, reviewed and noted the relatively small size of the Fund and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to such Fund. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Fund, known as fall-out benefits.

With respect to the Fund, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for BFOR is higher than the median of its FUSE expense group. BFOR’s net expense ratio is higher than the median of its FUSE expense group.

The Board took into account, among other things, the unique features and performance of BFOR’s underlying index and the costs and benefits of linkage to the Barron’s name.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of BFOR and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to BFOR.

25 | November 30, 2023

Barron’s 400SM ETF

Board Considerations Regarding Approval of Investment Advisory Agreement	November 30, 2023 (Unaudited)

In voting to renew the Investment Advisory Agreement, the Board, including the Independent Trustees concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

26 | November 30, 2023

Barron’s 400SM ETF

Trustees & Officers	November 30, 2023 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees, each of whom have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”).

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	38	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund.
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the AXS Green Alpha ETF.	38	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong-Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015-present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	24	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

27 | November 30, 2023

Barron’s 400SM ETF

Trustees & Officers	November 30, 2023 (Unaudited)

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	33	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (29 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

28 | November 30, 2023

Barron’s 400SM ETF

Trustees & Officers	November 30, 2023 (Unaudited)

OFFICERS:

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer ("CCO")	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc.
Erich Rettinger, 1985	Treasurer	Since September 2023	Mr. Rettinger is Vice President of AAI (since 2021) and serves as Treasurer of Principal Real Estate Income Fund, Liberty All-Star Equity Fund, LibertyAll-Star Growth Fund, Inc., and ALPS Variable Investment Trust. From December 2021 to October 2022 he also served as Treasurer of RiverNorth Opportunities Fund, Inc. Because of his position with AAI, Mr. Rettinger is deemed an affiliate of the Fund as defined under the 1940 Act. From 2013-2021, he served as Vice President and Fund Controller of ALPS Fund Services.
Michael P. Lawlor, 1969	Secretary	Since December 2022	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of Financial Investors Trust and ALPS Variable Investment Trust.
Susan M. Cannon, 1974	Assistant Secretary	Since May 2023	Ms. Cannon joined ALPS in September 2022, and is currently a Senior Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Cannon worked for World Premier Private Partnership, Brown Brothers Harriman & Co.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

The Statement of Additional Information includes additional information about the Fund's Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679

29 | November 30, 2023

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

BARRON'S 400℠ ETF

SS&C | ALPS ADVISORS

# Annual Report

**November 30, 2023**

Level Four Large Cap Growth Active ETF (LGRO)

**An ALPS Advisors Solution**

SS&C | ALPS ADVISORS

Performance Overview	1
Disclosure of Fund Expenses	4
Report of Independent Registered Public Accounting Firm	5
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statement of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Additional Information	16
Board Considerations Regarding Approval of Investment Advisory Agreement and Sub-Advisory Agreement	17
Trustees & Officers	19

alpsfunds.com

Level Four Large Cap Growth Active ETF

Performance Overview	November 30, 2023 (Unaudited)

Investment Objective

The Level Four Large Cap Growth Active ETF (the “Fund”) seeks maximum total return and above peer average risk-adjusted return.

Performance Overview

The Level Four Large Cap Growth Active ETF produced a total return of 5.44%, based on its market price and 5.36%, based on its NAV from its inception date of August 22, 2023, through November 30, 2023. The Fund slightly underperformed its benchmark, the Bloomberg US 1000 Growth Index, which returned 5.80% for the same period.

The Level Four Capital Management (“Level Four” or the “Sub-Adviser”) investment strategy centers on identifying undervalued companies relative to their long-term intrinsic value, gauged by the present value of future free cash flows. Level Four prioritizes strategic investments in companies positioned for enduring growth through efficient capital allocation and the cultivation of a sustainable competitive edge. Level Four’s confidence in this approach persists, and Level Four believes it aligns seamlessly with the objectives of long-term investors seeking resilient and fundamentally sound investment opportunities.

U.S. equity markets were challenged by interest rates and inflation, and the conflict between Israel and Hamas further exacerbated these challenges. Despite these headwinds, signs of a potential soft landing for the U.S. economy emerged in late October and early November, with the U.S. Federal Reserve Bank’s Open Market Committee (FOMC) holding the federal funds rate to the range of 5.25% to 5.50% for three consecutive meetings, coupled with continued robust growth and cooling inflation data. We believe investors are becoming more optimistic that the FOMC will begin to cut interest rates as early as March 2024, providing a potential tailwind for U.S. equities.

The Fund benefitted from impressive performance in the Health Care and Industrials sectors. The Communication Services and Financials sectors weighed heavily on relative performance.

The top 5 performers for the period were Uber Technologies Inc. (UBER), Microsoft Corp. (MSFT), Phillips 66 (PSX), UnitedHealth Group Inc. (UNH), and Salesforce Inc. (CRM).

The bottom 5 performers for the period were RH (RH), Alphabet Inc. Class A (GOOGL), Paycom Software Inc. (PAYC), DocuSign Inc. (DOCU), and PayPal Holdings Inc. (PYPL).

The overarching objective of Level Four’s investment process is to strategically invest in fundamentally sound businesses at appealing valuations. Level Four’s investment team remains committed to adhering to this principle for the long-term benefit of the Fund’s investors. Level Four is optimistic about the Fund's positioning, holding investments in companies with sustainable competitive advantages at what it deems to be reasonable prices.

1 | November 30, 2023

Level Four Large Cap Growth Active ETF

Performance Overview	November 30, 2023 (Unaudited)

Performance (as of November 30, 2023)

	1 Month	3 Months	Since Inception^
Level Four Large Cap Growth Active ETF - NAV	11.99%	1.86%	5.36%
Level Four Large Cap Growth Active ETF - Market Price*	11.98%	1.70%	5.44%
Bloomberg US 1000 Growth Index	10.68%	2.30%	5.80%

Total Expense Ratio (per the current prospectus) is 0.55%. Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on August 22, 2023, with the first day of trading on the exchange of August 23, 2023.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

The Bloomberg US 1000 Growth Index provides exposure to companies with superior growth factor scores based on their earnings yield, valuation, dividend yield and growth.

The Fund is new with limited operating history.

One cannot invest directly in an index. Index performance does not reflect fund performance.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 5,000 shares.

The Level Four Large Cap Growth Active ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the Level Four Large Cap Growth Active ETF.

2 | November 30, 2023

Level Four Large Cap Growth Active ETF

Performance Overview	November 30, 2023 (Unaudited)

Top Ten Holdings* (as of November 30, 2023)

Apple, Inc.	7.17%
Microsoft Corp.	5.94%
Amazon.com, Inc.	5.74%
Alphabet, Inc.	5.01%
Uber Technologies, Inc.	3.36%
Twilio, Inc.	3.36%
BlackRock, Inc.	3.25%
Lam Research Corp.	3.23%
PayPal Holdings, Inc.	3.08%
Booking Holdings, Inc.	2.93%
Total % of Top 10 Holdings	43.07%

Sector Allocation* (as of November 30, 2023)

Information Technology	39.06%
Consumer Discretionary	16.14%
Financials	14.63%
Industrials	8.55%
Communication Services	7.92%
Health Care	5.76%
Consumer Staples	2.40%
Energy	1.69%
Real Estate	1.03%
Money Market Fund	2.82%
Total	100.00%

*	% of Total Investments

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2023)

Comparison of Change in Value of $10,000 Investment in the Fund and the Index

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gain distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3 | November 30, 2023

Level Four Large Cap Growth Active ETF

Disclosure of Fund Expenses	November 30, 2023 (Unaudited)

Shareholder Expense Example: As a shareholder of the Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the six month period and held through November 30, 2023.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/23	Ending Account Value 11/30/23	Expense Ratio(a)	Expenses Paid During Period 6/1/23 - 11/30/23(b)
Level Four Large Cap Growth Active ETF
Actual(c)	$1,000.00	$1,053.60	0.50%	$1.41
Hypothetical (5% return before expenses)	$1,000.00	$1,022.56	0.50%	$2.54

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.
(c)	Level Four Large Cap Growth Active ETF commenced operations on August 22, 2023. Actual expenses on this Fund are equal to the Fund's annualized expense ratio multiplied by the average account value of the period, multiplied by the number of days since the Fund launched (100) divided by 365.

4 | November 30, 2023

Level Four Large Cap Growth Active ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Level Four Large Cap Growth Active ETF and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Level Four Large Cap Growth Active ETF (the “Fund”), a series of ALPS ETF Trust, as of November 30, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the period from August 22, 2023 (commencement of operations) through November 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2023, the results of its operations, the changes in net assets, and the financial highlights for the period August 22, 2023 through November 30, 2023, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2024

5 | November 30, 2023

Level Four Large Cap Growth Active ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
COMMON STOCKS (93.41%)
Communication Services (7.61%)
Alphabet, Inc., Class A(a)	23,662	$3,135,925
Netflix, Inc.(a)	2,468	1,169,758
Walt Disney Co.	7,031	651,703
Total Communication Services		4,957,386

Consumer Discretionary (15.52%)
Amazon.com, Inc.(a)	24,583	3,591,331
Booking Holdings, Inc.(a)	587	1,834,786
Etsy, Inc.(a)	9,256	701,697
Home Depot, Inc.	4,150	1,300,984
McDonald's Corp.	2,321	654,151
PulteGroup, Inc.	7,317	646,969
RH(a)	5,105	1,378,196
Total Consumer Discretionary		10,108,114

Consumer Staples (2.31%)
Constellation Brands, Inc., Class A	3,248	781,112
Estee Lauder Cos., Inc., Class A	5,661	722,853
Total Consumer Staples		1,503,965

Energy (1.63%)
Phillips 66	8,215	1,058,831

Financials (14.06%)
BlackRock, Inc.	2,712	2,037,335
Fidelity National Information Services, Inc.	11,732	687,964
Mastercard, Inc., Class A	3,165	1,309,772
Morgan Stanley	16,131	1,279,834
MSCI, Inc.	2,431	1,266,186
PayPal Holdings, Inc.(a)	33,441	1,926,537
Visa, Inc., Class A	2,549	654,277
Total Financials		9,161,905

Health Care (5.54%)
AbbVie, Inc.	5,216	742,707
Biogen, Inc.(a)	2,775	649,572
UnitedHealth Group, Inc.	2,918	1,613,566
Vertex Pharmaceuticals, Inc.(a)	1,694	601,048
Total Health Care		3,606,893

Industrials (8.21%)
Fortive Corp.	9,397	648,205
Lockheed Martin Corp.	1,510	676,133
Paycom Software, Inc.	3,558	646,346
TransDigm Group, Inc.	675	649,937
Uber Technologies, Inc.(a)	37,316	2,103,877
United Rentals, Inc.	1,317	626,918
Total Industrials		5,351,416

Information Technology (37.54%)
Akamai Technologies, Inc.(a)	5,644	652,051
Apple, Inc.	23,618	4,486,239
Applied Materials, Inc.	8,508	1,274,328

Security Description	Shares	Value
Information Technology (continued)
Broadcom, Inc.	695	$643,382
Cognizant Technology Solutions Corp., Class A	9,365	659,109
DocuSign, Inc.(a)	29,637	1,277,355
Dropbox, Inc.(a)	46,353	1,306,228
Lam Research Corp.	2,822	2,020,327
Micron Technology, Inc.	19,918	1,516,159
Microsoft Corp.	9,822	3,721,653
Monolithic Power Systems, Inc.	2,431	1,333,938
NVIDIA Corp.	1,359	635,604
Palo Alto Networks, Inc.(a)	2,427	716,183
Salesforce, Inc.(a)	5,740	1,445,906
ServiceNow, Inc.(a)	967	663,111
Twilio, Inc., Class A(a)	32,525	2,103,717
Total Information Technology		24,455,290

Real Estate (0.99%)
Zillow Group, Inc.(a)	15,788	646,361

TOTAL COMMON STOCKS
(Cost $56,191,466)		60,850,161

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (2.70%)
Money Market Fund (2.70%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	5.31%	1,760,769	1,760,769

TOTAL SHORT TERM INVESTMENTS
(Cost $1,760,769)			1,760,769

TOTAL INVESTMENTS (96.11%)
(Cost $57,952,235)			$62,610,930
OTHER ASSETS IN EXCESS OF LIABILITIES (3.89%)			2,532,768
NET ASSETS - 100.00%			$65,143,698

(a)	Non-income producing security.

See Notes to Financial Statements.

6 | November 30, 2023

Level Four Large Cap Growth Active ETF

Statement of Assets and Liabilities	November 30, 2023

ASSETS:
Investments, at value	$62,610,930
Receivable for investments sold	2,509,126
Dividends receivable	53,447
Receivable for shares sold	1,444,272
Total Assets	66,617,775

LIABILITIES:
Payable for capital shares redeemed	1,448,574
Payable to adviser	25,503
Total Liabilities	1,474,077
NET ASSETS	$65,143,698

NET ASSETS CONSIST OF:
Paid-in capital	$60,558,990
Total distributable earnings/(accumulated losses)	4,584,708
NET ASSETS	$65,143,698

INVESTMENTS, AT COST	$57,952,235

PRICING OF SHARES
Net Assets	$65,143,698
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	2,473,400
Net Asset Value, offering and redemption price per share	$26.34

See Notes to Financial Statements.

7 | November 30, 2023

Level Four Large Cap Growth Active ETF

Statement of Operations	For the Period Ended November 30, 2023 (a)

INVESTMENT INCOME:
Dividend Income*	$238,915
Securities Lending Income	26
Total Investment Income	238,941

EXPENSES:
Investment adviser fees	79,117
Net Expenses	79,117
NET INVESTMENT INCOME	159,824

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on investments(b)	9,283,712
Net realized loss on foreign currency transactions	(10)
Total Net realized gain	9,283,702
Net change in unrealized depreciation on investments	(5,880,533)
Total net change in unrealized depreciation	(5,880,533)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	3,403,169
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,562,993

*	Net of foreign tax withholding of $458.
(a)	The Level Four Large Cap Growth Active ETF commenced operations on August 22, 2023.
(b)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

8 | November 30, 2023

Level Four Large Cap Growth Active ETF

Statement of Changes in Net Assets

For the Period August 22, 2023 (Commencement of Operations) to November 30, 2023
OPERATIONS:
Net investment income	$159,824
Net realized gain	9,283,702
Net change in unrealized appreciation/(depreciation)	(5,880,533)
Net increase in net assets resulting from operations	3,562,993

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares*	79,064,503
Cost of shares redeemed	(17,483,798)
Net increase from capital share transactions	61,580,705
Net increase in net assets	65,143,698

NET ASSETS:
Beginning of period	–
End of period	$65,143,698

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	–
Shares sold	3,183,400
Shares redeemed	(710,000)
Shares outstanding, end of period	2,473,400

*	On August 22, 2023, the Fund received securities in connection with an in-kind subscription transaction. The seed shares totaled 883,398 with a NAV of $25. For financial reporting purposes, these transactions were treated as purchases of securities and recognized based on the market value of the securities. The value of the initial in-kind subscription was $22,084,950.

See Notes to Financial Statements.

9 | November 30, 2023

Level Four Large Cap Growth Active ETF

Financial Highlights	For a Share Outstanding Throughout the Period Presented

	For the Period August 22, 2023 (Commencement of Operations) to November 30, 2023
NET ASSET VALUE, BEGINNING OF PERIOD	$25.00

INCOME FROM OPERATIONS:
Net investment income(a)	0.07
Net realized and unrealized gain	1.27
Total from investment operations	1.34

NET INCREASE IN NET ASSET VALUE	1.34
NET ASSET VALUE, END OF PERIOD	$26.34
TOTAL RETURN(b)	5.36%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$65,144

RATIOS TO AVERAGE NET ASSETS
Ratio of expenses to average net assets	0.50	%(c)
Ratio of net investment income to average net assets	1.01	%(c)
Portfolio turnover rate(d)	0%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

10 | November 30, 2023

Level Four Large Cap Growth Active ETF

Notes to Financial Statements	November 30, 2023

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2023, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the Level Four Large Cap Growth Active ETF (the “Fund”). The investment objective of the Fund is to seek maximum total return and above peer average risk-adjusted return. The Fund has elected to qualify as a diversified series of the Trust under the 1940 Act.

The Fund’s Shares (“Shares”) are listed on the Nasdaq Stock Market LLC (“Nasdaq Exchange”). The Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 5,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities. Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

The Sub-Adviser manages multiple separately managed accounts (the “SMAs”) that contributed specific assets to the Fund (the “Contribution”). The Adviser and Sub-Adviser paid all costs surrounding the Contribution. The Contribution was tax free, and the cost basis of the SMAs were carried forward to the Fund for tax and financial reporting purposes. The Contribution resulted in seed shares totaling 883,398 with a Net Asset Value of $25. The details of the Contribution are shown below:

Net Assets	Market Value of Investments	Cost of Investments	Unrealized Appreciation
$ 22,084,950	$ 22,084,950	$ 11,545,722	$ 10,539,228

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

The Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for the Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

11 | November 30, 2023

Level Four Large Cap Growth Active ETF

Notes to Financial Statements	November 30, 2023

B. Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2023:

Level Four Large Cap Growth Active ETF

Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
Common Stocks*	$60,850,161	$–	$–	$60,850,161
Short Term Investments	1,760,769	–	–	1,760,769
Total	$62,610,930	$–	$–	$62,610,930

*	For a detailed breakdown of sectors, see the accompanying Schedule of Investments.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the period ended November 30, 2023.

12 | November 30, 2023

Level Four Large Cap Growth Active ETF

Notes to Financial Statements	November 30, 2023

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

D. Dividends and Distributions to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Fund, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from

U.S. GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2023, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
Level Four Large Cap Growth Active ETF	$9,517,513	$(9,517,513)

The character of distributions made during the fiscal year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration. As of November 30, 2023, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
Level Four Large Cap Growth Active ETF	$47,999	$185,802

As of November 30, 2023, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:

Fund	Accumulated Net Investment Income	Accumulated Net Realized Gain/(Loss) on Investments	Other Accumulated Losses	Net Unrealized Appreciation/(Depreciation) on Investments	Total
Level Four Large Cap Growth Active ETF	$159,814	$(233,801)	$–	$4,658,695	$4,584,708

As of November 30, 2023, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Level Four Large Cap Growth Active ETF
Gross appreciation (excess of value over tax cost)	$5,599,625
Gross depreciation (excess of tax cost over value)	(940,930)
Net unrealized appreciation/(depreciation)	$4,658,695
Cost of investments for income tax purposes	$57,952,235

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales.

13 | November 30, 2023

Level Four Large Cap Growth Active ETF

Notes to Financial Statements	November 30, 2023

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. The Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

As of and during the period ended November 30, 2023, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The Fund has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund’s lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statement of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations. As of November 30, 2023, the Fund did not have any securities on loan.

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis at the annual rate of 0.50% of the Fund’s average daily net assets.

Out of the unitary management fees, the Adviser pays substantially all expenses of the Fund, including licensing fees to the Underlying Index provider, the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for acquired fund fees and expenses, interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of the Fund’s expenses and to compensate the Adviser for providing services to the Fund.

Level Four Capital Management, LLC (“Level Four” or the “Sub-Adviser”) serves as the Fund's sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser's advisory fee for the services it provides. The fee is payable on a monthly basis at the annual rate of 0.25% of the Fund's average daily net assets.

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator of the Fund.

14 | November 30, 2023

Level Four Large Cap Growth Active ETF

Notes to Financial Statements	November 30, 2023

Each Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles.

4. PURCHASES AND SALES OF SECURITIES

For the period ended November 30, 2023 the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, were as follows:

Fund	Purchases	Sales
Level Four Large Cap Growth Active ETF	$3,494	$1,775,523

For the period ended November 30, 2023, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
Level Four Large Cap Growth Active ETF	$66,035,342	$17,355,111

For the period ended November 30, 2023, the Level Four Large Cap Growth Active ETF had in-kind net realized gain of $9,517,190.

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 5,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. MARKET RISK

The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can negatively impact the securities markets and cause the Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

7. REGULATORY UPDATE

The U.S. Securities and Exchange Commission ("SEC") adopted rule and form amendments that will change the format and content of the Fund's annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Fund's new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, the Trust is evaluating the impact of these rule and form amendment changes.

8. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

15 | November 30, 2023

Level Four Large Cap Growth Active ETF

Additional Information	November 30, 2023 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Fund’s proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

The Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of the Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Fund will notify shareholders in early 2024 of amounts paid to them by the Fund, if any, during the calendar year 2023.

16 | November 30, 2023

Level Four Large Cap Growth Active ETF

Board Considerations Regarding Approval of Investment Advisory Agreement and Sub-Advisory Agreement	November 30, 2023 (Unaudited)

At a meeting held on March 7, 2023, the Board of Trustees of the Trust (the “Board” or the “Trustees”), where each Trustee is not an “interested person” of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the Investment Advisory Agreement (the "New Fund Advisory Agreement") between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to Level Four Large Cap Growth Active ETF (the “New Fund”). In evaluating the New Fund Advisory Agreement, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services expected to be provided by the Adviser to the New Fund under the New Fund Advisory Agreement; (ii) the advisory fees and other expenses proposed to be paid by the New Fund compared to those of similar funds managed by other investment advisers; (iii) the expected costs of the services to be provided to the New Fund and the projected profitability to be realized by the Adviser and its affiliates from the Adviser’s relationship with the New Fund; (iv) the extent to which economies of scale would be realized if and as the New Fund’s assets increase and whether the fee level in the New Fund Advisory Agreement reflects these economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services to be provided by the Adviser under the New Fund Advisory Agreement, the Board considered and reviewed information concerning the services proposed to be provided under the New Fund Advisory Agreement, the proposed investment strategy for the New Fund, financial information regarding the Adviser and its parent company, information describing the Adviser’s current organization and the background and experience of the persons who would be responsible for the day-to-day management of the New Fund, the anticipated financial support of the New Fund, and the nature and quality of services provided to other ETFs, open-end and closed-end funds sponsored by the Adviser. Based upon their review, the Board concluded that the Adviser was qualified to oversee the services to be provided by other service providers and that the services to be provided by the Adviser to the New Fund are expected to be satisfactory.

With respect to the costs of services to be provided and profits to be realized by the Adviser, the Board considered the resources involved in managing the New Fund as well as the fact that the Adviser agreed to pay all of the New Fund’s expenses (except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the New Fund’s business) out of the unitary advisory fee. Based on their review, the Board concluded that the expected profitability of the New Fund to the Adviser was not unreasonable.

The Board, including the Independent Trustees, also reviewed comparative fee and expense data provided by FUSE regarding the New Fund. The Trustees noted the proposed advisory fee for services to be provided to the New Fund by the Adviser was 0.50% of New Fund’s average daily net assets. The Trustees also considered that the advisory fee with respect to the New Fund was a unitary one and that, as set forth above, the Adviser had agreed to pay all of the New Fund’s expenses (except for interest expenses, marketing fees, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the New Fund’s business) out of the unitary fee. The Board considered that, taking into account the impact of the New Fund’s unitary advisory fee, the New Fund’s expense ratio was below the median of both of its FUSE gross advisory fees peer group and total net expenses peer group. Based on the foregoing and the other information available to them, the Board concluded that the advisory fees for the New Fund were reasonable under the circumstances and in light of the quality of services to be provided.

The Board also considered other benefits that may be realized by the Adviser from its relationship with the New Fund and concluded that the advisory fees were reasonable taking into account such benefits.

The Board considered the extent to which economies of scale would be realized as the New Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the New Fund investors. Because the New Fund is newly organized, the Trustees reviewed the New Fund’s proposed unitary advisory fee and anticipated expenses and determined to review economies of scale in the future when the New Fund had attracted assets.

In voting to approve the New Fund Advisory Agreement, the Board concluded that the terms of the New Fund Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the Board considered relevant in the exercise of their reasonable business judgment The Board did not identify any single factor or group of factors as all important or controlling and considered all factors together.

The Board next discussed the New Level Four Fund Sub-Advisory Agreement (the “New Fund Sub-Advisory Agreement”).

In evaluating the New Fund Sub-Advisory Agreement, the Board considered various factors, including (i) the nature, extent and quality of the services expected to be provided by the Sub-Adviser with respect to the New Fund under the New Fund Sub-Advisory Agreement; (ii) the advisory fees and other expenses proposed to be paid by the New Fund compared to those of similar funds managed by other investment advisers; (iii) the projected profitability to the Sub-Adviser of its proposed sub-advisory relationship with the New Fund and the reasonableness of compensation to the Sub- Adviser (iv) the extent to which economies of scale would be realized if, and as, the New Fund’s assets increase, and whether the fee level in the New Fund Sub-Advisory Agreement reflects these economies of scale; and (v) any additional benefits and other considerations.

17 | November 30, 2023

Level Four Large Cap Growth Active ETF

Board Considerations Regarding Approval of Investment Advisory Agreement and Sub-Advisory Agreement	November 30, 2023 (Unaudited)

With respect to the nature, extent and quality of the services to be provided by the Sub-Adviser under the New Fund Sub-Advisory Agreement, the Board considered and reviewed information concerning the services to be provided under the New Fund Sub-Advisory Agreement, the proposed investment strategy, financial information regarding the Sub-Adviser, information describing the Sub-Adviser’s current organization and the background and experience of the persons who would be responsible for the day-to-day management of the New Fund. Based upon their review, the Board concluded that the Sub-Adviser was qualified to oversee the portfolio management of the New Fund. The Board considered that the contractual sub-advisory fee to be paid to Level Four is 0.25% of New Fund’s average daily net assets out of a total management fee of 0.50% with respect to New Fund. Based on the consideration of all factors deemed relevant by them, the Board concluded that the sub-advisory fees to be received by the Sub-Adviser under the New Fund Sub-Advisory Agreement are reasonable under the circumstances and in light of the quality of services provided.

With respect to the costs of services provided and profits realized by the Sub-Adviser, the Board considered the resources involved in managing the New Fund. Based on their review of the projected profitability of the New Fund to the Sub-Adviser, the Board concluded that the projected profitability of the New Fund to the Sub-Adviser was not unreasonable.

The Board also considered other benefits that have been and may be realized by the Sub-Adviser from its relationships with the New Fund and concluded that the sub-advisory fees with respect to the New Fund were reasonable taking into account such benefits.

In voting to approve the New Fund Sub-Advisory Agreement, the Board concluded that the terms of the New Fund Sub-Advisory Agreement are reasonable and fair in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant in the exercise of their reasonable business judgment. The Board did not identify any single factor or group of factors as all important or controlling and considered all factors together.

18 | November 30, 2023

Level Four Large Cap Growth Active ETF

Trustees & Officers	November 30, 2023 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees, each of whom have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”).

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	38	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund.
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the AXS Green Alpha ETF.	38	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003-present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014-2017; Board Member, Strong-Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017–2019; Director, National Western Stock Show (not for profit) 2010-present; Director, History Colorado (not for profit) 2015-present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	24	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds), Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

19 | November 30, 2023

Level Four Large Cap Growth Active ETF

Trustees & Officers	November 30, 2023 (Unaudited)

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	33	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (29 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

20 | November 30, 2023

Level Four Large Cap Growth Active ETF

Trustees & Officers	November 30, 2023 (Unaudited)

OFFICERS:
Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer (“CCO”)	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc.
Erich Rettinger, 1985	Treasurer	Since September 2023	Mr. Rettinger is Vice President of AAI (since 2021) and serves as Treasurer of Principal Real Estate Income Fund, Liberty All-Star Equity Fund, LibertyAll-Star Growth Fund, Inc., and ALPS Variable Investment Trust. From December 2021 to October 2022 he also served as Treasurer of RiverNorth Opportunities Fund, Inc. Because of his position with AAI, Mr. Rettinger is deemed an affiliate of the Fund as defined under the 1940 Act. From 2013-2021, he served as Vice President and Fund Controller of ALPS Fund Services.
Michael P. Lawlor, 1969	Secretary	Since December 2022	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of Financial Investors Trust and ALPS Variable Investment Trust.
Susan M. Cannon, 1974	Assistant Secretary	Since May 2023	Ms. Cannon joined ALPS in September 2022, and is currently a Senior Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Cannon worked for World Premier Private Partnership, Brown Brothers Harriman & Co.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679.

21 | November 30, 2023

This report has been prepared for shareholders of the ETF described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

# Annual Report

November 30, 2023

RiverFront Dynamic Core Income ETF (NYSE ARCA: RFCI)

RiverFront Dynamic US Dividend Advantage ETF (NYSE ARCA: RFDA)

RiverFront Strategic Income Fund (NYSE ARCA: RIGS)

**An ALPS Advisors Solution**

SS&C | ALPS ADVISORS

Performance Overview
RiverFront Dynamic Core Income ETF	1
RiverFront Dynamic US Dividend Advantage ETF	3
RiverFront Strategic Income Fund	6
Disclosure of Fund Expenses	9
Report of Independent Registered Public Accounting Firm	10
Financial Statements
Schedules of Investments
RiverFront Dynamic Core Income ETF	11
RiverFront Dynamic US Dividend Advantage ETF	13
RiverFront Strategic Income Fund	15
Statements of Assets and Liabilities	18
Statements of Operations	19
Statements of Changes in Net Assets
RiverFront Dynamic Core Income ETF	20
RiverFront Dynamic US Dividend Advantage ETF	21
RiverFront Strategic Income Fund	22
Financial Highlights	23
Notes to Financial Statements	26
Additional Information	34
Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreements	35
Trustees & Officers	37

alpsfunds.com

RiverFront Dynamic Core Income ETF

Performance Overview	November 30, 2023 (Unaudited)

Investment Objective

RiverFront Dynamic Core Income ETF (the “Fund” or "RFCI") seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations.

Market Recap

During the Fund's fiscal year ended November 30, 2023, the Federal Reserve raised the fed funds effective rate from 3.83% to 5.33% to fight inflation. The aggressive rate hikes caused longer maturity bonds prices to fall as markets repriced for the new inflationary environment. Given this backdrop, the Fund focused on short maturity corporate bonds as the nucleus of its investment strategy. Short-term corporate bonds with maturities between one and five years were preferred because their prices were not impacted as much by the rising interest rates relative to longer maturity bonds. The Fund used investment grade corporates combined with short maturity high yield bonds to add additional yield relative to the benchmark. High yield bonds enhanced the portfolios’ yield by offering an additional 2%-3% of yield.

Fund-Level Attribution

While the Fund concentrated on corporate bonds, it benefitted from not owning mortgage-backed securities. Mortgage prepayments slowed rapidly as new mortgage rates increased sharply, which caused the duration of mortgage-backed securities to increase in a rising interest rate environment. Mortgages comprise slightly more than a quarter of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index. US Treasuries comprised more than 40% of the Fund’s benchmark, but the Fund held less than half of that exposure, to help fund the overweight to corporate bonds. The Fund mainly allocated to longer maturity Treasuries to provide some protection in case of an economic slowdown or other financial shocks to the markets.

Overall, the Fund benefitted from a duration that was a year to a year and a half shorter than the benchmark during this period of rising yields. Additionally, the use of high yield bonds helped the Fund out-yield the benchmark, which was a positive factor during the period.

Outlook

As Riverfront begins to look at the next twelve months, RiverFront believes that fixed income markets will be driven by the path of interest rate cuts. It is RiverFront’s belief that the ten-year Treasury will move higher from current levels due to a stronger than expected labor market and looser financial conditions that will slow the pace of the inflation fight. Thus, the Fund is expected to continue to focus on managing credit risk, as the risk premium for corporate bonds shrinks. Thus, RiverFront believes the risk of recession is dwindling.

Performance (as of November 30, 2023)

	1 Year	5 Year	Since Inception^
RiverFront Dynamic Core Income ETF – NAV	2.12%	1.34%	0.83%
RiverFront Dynamic Core Income ETF – Market Price*	1.75%	1.31%	0.82%
Bloomberg U.S. Aggregate Bond Index	1.18%	0.71%	0.45%

Total Expense Ratio (per the current prospectus) is 0.53%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 14, 2016.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic Core Income ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic Core Income ETF.

1 | November 30, 2023

RiverFront Dynamic Core Income ETF

Performance Overview	November 30, 2023 (Unaudited)

Top 10 Holdings*^ (as of November 30, 2023)

U.S. Treasury Bond 02/15/2043 3.88%	11.38%
U.S. Treasury Bond 11/15/2052 4.00%	4.33%
Blue Owl Credit Income Corp. 01/15/2029 7.75%	4.19%
U.S. Treasury Bond 08/15/2029 6.13%	3.94%
General Motors Financial Co., Inc. 01/09/2033 6.40%	3.73%
Ingersoll Rand, Inc. 08/14/2033 5.70%	3.67%
Hyatt Hotels Corp. 04/23/2030 5.75%	3.65%
Concentrix Corp. 08/02/2033 6.85%	3.56%
Bank of America Corp. 12/31/9999 5Y US TI + 3.23%	2.55%
PNC Financial Services Group, Inc. 12/31/9999 5Y US TI + 3.238%	2.48%
Total % of Top 10 Holdings	43.48%

Asset Allocation* (as of November 30, 2023)

*	% of Total Investments.
^	Excludes Money Market Fund.

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2023)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2 | November 30, 2023

RiverFront Dynamic US Dividend Advantage ETF

Performance Overview	November 30, 2023 (Unaudited)

Investment Objective

RiverFront Dynamic US Dividend Advantage ETF (the “Fund” or "RFDA") seeks to provide capital appreciation and dividend income. Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 65% of its net assets in a portfolio of equity securities of publicly traded U.S. companies with the potential for dividend income. Equity securities include common stocks and common or preferred shares of real estate investment trusts (“REITs”).

Market Recap

The 12-month period from November 30, 2022 to November 30, 2023 was one defined by a recovery in the market. Markets began to bounce back from a difficult 2022. As such, the S&P 500® Index (S&P 500) produced a total return of 13.84% for the 12-month period ended November 30, 2023, well above its return from the previous year. This performance was led by the Technology and Communication sectors, with a total return of 39.3% and 37.0% respectively. On the other hand, the Utilities sector was the worst performing sector, with a return of -9.3%, with Consumer Staples, Energy, Health Care, and Real Estate all having negative returns as well.

Fund-Level Attribution

RFDA posted NAV returns and market returns below the benchmark during the fiscal year.

Outlook

Moving forward, Riverfront sees markets trending towards a version of our ‘Base’ Case from our 2023 Outlook. As discussed in our 2023 Outlook, RiverFront sees three possible paths forward for the final month of 2023 and moving forward, as described below:

Economic Growth: Slowing, but Positive / Inflation: Moderating, but Persistent (BASE CASE / MOST LIKELY OUTCOME)

In this scenario, interest rates must go higher to combat inflation. If this plays out, RiverFront believes equity investors should expect volatility but directionless markets, an environment where Riverfront believes the P.A.T.T.Y theme (Pay Attention To The Yield: a focus on investments with strong yields and free cash flows to support them) would be the most effective strategy.

Economic Growth: Resilient / Inflation: Under Control (BULL CASE)

Specifically, a recession or significant slowdown quickly emerges, causing inflation pressures to dissipate quickly. In this scenario, central banks would begin to forecast rate cuts and/or monetary stimulus. In this scenario, quality and growth-oriented equities would be the strongest performers, in RiverFront’s view. Additionally, RiverFront believes international stocks would benefit from strong currencies in this scenario.

Economic Growth: Recessionary / Inflation: Strong (BEAR CASE)

The most challenging scenario is if Riverfront sees high inflation and evidence of a recession, which would force central banks to continue to raise rates even in the face of such a recession. In that scenario, RiverFront thinks bonds and stocks would perform poorly, as long interest rates rise and economic and earnings growth fall.

3 | November 30, 2023

RiverFront Dynamic US Dividend Advantage ETF

Performance Overview	November 30, 2023 (Unaudited)

Performance (as of November 30, 2023)

	1 Year	5 Year	Since Inception^
RiverFront Dynamic US Dividend Advantage ETF – NAV	4.96%	10.41%	10.69%
RiverFront Dynamic US Dividend Advantage ETF – Market Price*	4.89%	10.43%	10.69%
S&P 500® Index	13.84%	12.51%	12.90%

Total Expense Ratio (per the current prospectus) is 0.52%.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced operations on June 7, 2016.

*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Dynamic US Dividend Advantage ETF is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund’s shares are not individually redeemable. Investors buy and sell shares of the Fund on a secondary market. Only market makers or “authorized participants” may trade directly with the Fund, typically in blocks of 25,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the Distributor for the RiverFront Dynamic US Dividend Advantage ETF.

4 | November 30, 2023

RiverFront Dynamic US Dividend Advantage ETF

Performance Overview	November 30, 2023 (Unaudited)

Top 10 Holdings* (as of November 30, 2023)

Microsoft Corp.	8.72%
Apple, Inc.	8.42%
Amazon.com, Inc.	3.79%
Alphabet, Inc.	3.02%
Exxon Mobil Corp.	2.45%
NVIDIA Corp.	2.42%
Booking Holdings, Inc.	1.98%
Merck & Co., Inc.	1.96%
CVS Health Corp.	1.88%
Cisco Systems, Inc.	1.86%
Total % of Top 10 Holdings	36.50%

*	% of Total Investments (excluding investments purchased with collateral from securities loaned)

Asset Allocation* (as of November 30, 2023)

Future holdings are subject to change.

Growth of $10,000 (as of November 30, 2023)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund since inception with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5 | November 30, 2023

RiverFront Strategic Income Fund

Performance Overview	November 30, 2023 (Unaudited)

Investment Objective

The RiverFront Strategic Income Fund (the “Fund” or "RIGS") seeks total return, with an emphasis on income as the source of that total return. The Fund seeks to achieve its investment objective by investing in a global portfolio of fixed income securities of various maturities, ratings and currency denominations. The Fund utilizes various investment strategies in a broad array of fixed income sectors.

Market Recap

During the Fund's fiscal year ended November 30, 2023, the Federal Reserve raised the fed funds effective rate from 3.83% to 5.33% to fight inflation. The aggressive rate hikes caused longer maturity bonds prices to fall as markets repriced for the new inflationary environment. Given this backdrop, the Fund focused on short maturity corporate bonds as the nucleus of its investment strategy. Short-term corporate bonds with maturities between one and five years were preferred because their prices were not impacted as much by the rising interest rates relative to longer maturity bonds. The Fund used investment grade corporates combined with short maturity high yield bonds to add additional yield relative to the benchmark. High yield bonds enhanced the portfolios’ yield by offering an additional 2%-3% of yield.

Fund-Level Attribution

While the Fund concentrated on corporate bonds, it benefitted from not owning mortgage-backed securities. Mortgage prepayments slowed rapidly as new mortgage rates increased sharply, which caused the duration of mortgage-backed securities to increase in a rising interest rate environment. Mortgages comprise slightly more than a quarter of the Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index. US Treasuries comprised more than 40% of the Fund’s benchmark, but the Fund held less than half of that exposure, to help fund the overweight to corporate bonds. The Fund mainly allocated to longer maturity Treasuries to provide some protection in case of an economic slowdown or other financial shocks to the markets.

Overall, the Fund benefitted from a duration that was a year to a year and a half shorter than the benchmark during this period of rising yields. Additionally, the use of high yield bonds helped the Fund out-yield the benchmark, which was a positive factor during the period.

Outlook

As Riverfront begins to look at the next twelve months, RiverFront believes that fixed income markets will be driven by the path of interest rate cuts. It is RiverFront’s belief that the ten-year Treasury will move higher from current levels due to a stronger than expected labor market and looser financial conditions that will slow the pace of the inflation fight. Thus, the Fund is expected to continue to focus on managing credit risk, as the risk premium for corporate bonds shrinks. Thus, RiverFront believes the risk of recession is dwindling.

6 | November 30, 2023

RiverFront Strategic Income Fund

Performance Overview	November 30, 2023 (Unaudited)

Performance (as of November 30, 2023)

	1 Year	5 Year	10 Year	Since Inception^
RiverFront Strategic Income Fund – NAV	2.98%	1.77%	2.66%	2.83%
RiverFront Strategic Income Fund – Market Price*	2.43%	1.73%	2.58%	2.80%
Bloomberg U.S. Aggregate Bond Index	1.18%	0.71%	1.37%	1.39%

Total Expense Ratio (per the current prospectus) is 0.47%. The Fund’s management fees consist of a fee of 0.11% paid to the Fund’s investment adviser and a fee of 0.35% paid to the Fund’s sub-adviser.

Performance data quoted represents past performance. Past performance does not guarantee future results. Total return figures assume reinvestment of dividends and capital gains distributions, if any. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For most current month-end performance data please visit www.alpsfunds.com or call 1.866.759.5679.

Net Asset Value (NAV) is an exchange-traded fund’s per-share value. The per-share dollar amount of the Fund is derived by dividing the total value of all the securities in its portfolio, less any liabilities, by the number of Fund shares outstanding. Market Price is the price at which a share can currently be traded in the market. Information detailing the number of days the Market Price of the Fund was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV can be obtained at www.alpsfunds.com.

^	The Fund commenced Investment Operations on October 8, 2013.
*	Market Price means the official closing price of a share or, if it more accurately reflects the market value of a share at the time as of which the Fund calculates current net asset value per share, the price that is the midpoint of the bid-ask spread as of that time. It does not represent the returns an investor would receive if shares were traded at other times.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. The duration number is a calculation involving present value, yield, coupon, final maturity and call features. The bigger the duration number, the greater the interest-rate risk or reward for bond prices. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices.

Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS (agency and non-agency). The index is reported on a total return basis, which assumes reinvestment of any dividends and distributions realized during a given time period. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. One cannot invest directly in an index. Index performance does not reflect fund performance.

The RiverFront Strategic Income Fund is not suitable for all investors. Investments in the Fund are subject to investment risks, including possible loss of the principal amount invested.

The Fund's shares are not individually redeemable. Investors buy and sell shares of the fund on a secondary market. Only market makers or "authorized participants" may trade directly with the Fund, typically in blocks of 25,000 shares.

ALPS Portfolio Solutions Distributor, Inc., a FINRA member, is the distributor for the RiverFront Strategic Income Fund.

7 | November 30, 2023

RiverFront Strategic Income Fund

Performance Overview	November 30, 2023 (Unaudited)

Top 10 Holdings*^ (as of November 30, 2023)

U.S. Treasury Bond 11/15/2052 4.00%	7.53%
U.S. Treasury Bond 05/15/2042 3.25%	4.82%
U.S. Treasury Bond 02/15/2043 3.88%	3.32%
U.S. Treasury Bond 08/15/2029 6.13%	2.55%
U.S. Treasury Note 07/31/2030 4.00%	1.96%
Concentrix Corp. 08/02/2028 6.60%	1.41%
T-Mobile USA, Inc. 02/01/2028 4.75%	1.39%
PulteGroup, Inc. 03/01/2026 5.50%	1.26%
Goldman Sachs Group, Inc. 10/21/2025 4.25%	1.26%
JPMorgan Chase & Co. 10/01/2027 4.25%	1.25%
Total % of Top 10 Holdings	26.75%

*	% of Total Investments.
^	Excludes Money Market Fund

Future holdings are subject to change.

Asset Allocation* (as of November 30, 2023)

Growth of $10,000 (as of November 30, 2023)

Comparison of Change in Value of $10,000 Investment in the Fund and the Fund’s benchmark

The chart above compares historical performance of a hypothetical investment of $10,000 in the Fund over the past ten years with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance does not guarantee future results. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

8 | November 30, 2023

RiverFront ETFs

Disclosure of Fund Expenses	November 30, 2023 (Unaudited)

Shareholder Expense Example: As a shareholder of a Fund, you incur certain ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds. It is based on an investment of $1,000 invested at the beginning of the six month period and held through November 30, 2023.

Actual Return: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by

$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical 5% Return: The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction costs, such as brokerage commissions and other fees to financial intermediaries. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these costs were included, your costs would have been higher.

	Beginning Account Value 6/1/23	Ending Account Value 11/30/23	Expense Ratio(a)	Expenses Paid During Period 6/1/23 - 11/30/23(b)
RiverFront Dynamic Core Income ETF
Actual	$1,000.00	$1,005.60	0.51%	$2.56
Hypothetical (5% return before expenses)	$1,000.00	$1,022.51	0.51%	$2.59
RiverFront Dynamic US Dividend Advantage ETF
Actual	$1,000.00	$1,068.60	0.52%	$2.70
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	0.52%	$2.64
RiverFront Strategic Income Fund
Actual	$1,000.00	$1,011.50	0.46%	$2.32
Hypothetical (5% return before expenses)	$1,000.00	$1,022.76	0.46%	$2.33

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

9 | November 30, 2023

RiverFront ETFs

Report of Independent Registered Public Accounting Firm

To the Shareholders of RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF and RiverFront Strategic Income Fund and Board of Trustees of ALPS ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of RiverFront Dynamic Core Income ETF, RiverFront Dynamic US Dividend Advantage ETF and RiverFront Strategic Income Fund (the “Funds”), each a series of ALPS ETF Trust, as of November 30, 2023, the related statements of operations and changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2023, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the years ended November 30, 2022, and prior, were audited by other auditors whose report dated January 27, 2023, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2013.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

January 29, 2024

10 | November 30, 2023

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2023

Security Description	Principal Amount	Value
CORPORATE BONDS (71.88%)
Communications (1.88%)
Charter Communications Operating LLC / Charter Communications Operating Capital
4.91%, 07/23/2025	$248,000	$244,005
Comcast Corp.
4.15%, 10/15/2028	249,000	240,870
Total Communications		484,875

Consumer Discretionary (15.33%)
Ford Motor Co.
9.63%, 04/22/2030	351,000	402,048
Ford Motor Credit Co. LLC
7.35%, 11/04/2027	564,000	582,080
General Motors Financial Co., Inc.
6.40%, 01/09/2033	860,000	883,972
Goodyear Tire & Rubber Co.
4.88%, 03/15/2027	248,000	234,415
Hyatt Hotels Corp.
5.75%, 04/23/2030	860,000	866,403
Marriott International, Inc.
4.00%, 04/15/2028(a)	577,000	544,470
Toyota Motor Credit Corp.
3.95%, 06/30/2025	441,000	432,830
Total Consumer Discretionary		3,946,218

Consumer Staples (2.87%)
Anheuser-Busch InBev Worldwide, Inc.
4.00%, 04/13/2028	285,000	276,312
Dollar Tree, Inc.
4.00%, 05/15/2025	475,000	462,641
Total Consumer Staples		738,953

Energy (2.62%)
Hess Midstream Operations LP
4.25%, 02/15/2030(b)	248,000	222,034
Marathon Oil Corp.
4.40%, 07/15/2027	471,000	452,104
Total Energy		674,138

Financials (27.96%)
Bank of America Corp.
4.25%, 10/22/2026	354,000	341,828
5Y US TI + 3.23%(c)(d)	621,000	605,655
Blue Owl Credit Income Corp.
7.75%, 01/15/2029(b)	1,000,000	994,442
Citigroup, Inc.
4.45%, 09/29/2027	457,000	437,240
6.63%, 06/15/2032	147,000	154,990
FNB Corp.
5.15%, 08/25/2025	518,000	502,932
FS KKR Capital Corp.
4.25%, 02/14/2025(b)	479,000	462,373
Security Description	Principal Amount	Value
Financials (continued)
Goldman Sachs Group, Inc.
5.70%, 11/01/2024	$564,000	$563,683
Host Hotels & Resorts LP
4.00%, 06/15/2025	314,000	303,833
HSBC Holdings PLC
4.38%, 11/23/2026	457,000	441,152
Iron Mountain, Inc.
4.88%, 09/15/2027(b)	482,000	456,738
JPMorgan Chase & Co.
4.25%, 10/01/2027	294,000	285,839
Morgan Stanley
5.00%, 11/24/2025	524,000	518,312
PNC Financial Services Group, Inc.
5Y US TI + 3.238%(c)(d)	621,000	588,854
Royal Bank of Canada
6.00%, 11/01/2027	524,000	538,500
Total Financials		7,196,371

Health Care (1.34%)
CVS Health Corp.
4.30%, 03/25/2028	100,000	96,815
HCA, Inc.
5.38%, 09/01/2026	248,000	246,786
Total Health Care		343,601

Industrials (5.13%)
Boeing Co.
4.88%, 05/01/2025	455,000	450,276
Ingersoll Rand, Inc.
5.70%, 08/14/2033	860,000	870,568
Total Industrials		1,320,844

Materials (0.95%)
DuPont de Nemours, Inc.
4.73%, 11/15/2028	248,000	244,996
Total Materials		244,996

Technology (5.43%)
Concentrix Corp.
6.85%, 08/02/2033	860,000	844,098
Micron Technology, Inc.
5.38%, 04/15/2028	555,000	552,144
Total Technology		1,396,242

Utilities (8.37%)
Dominion Energy, Inc.
4.25%, 06/01/2028	577,000	551,570
Public Service Enterprise Group, Inc.
5.85%, 11/15/2027	564,000	575,192
Southern California Gas Co.
5.20%, 06/01/2033	506,000	498,492

See Notes to Financial Statements.

11 | November 30, 2023

RiverFront Dynamic Core Income ETF

Schedule of Investments	November 30, 2023

Security Description	Principal Amount	Value
Utilities (continued)
Vistra Operations Co. LLC
7.75%, 10/15/2031(b)	$516,000	$528,546
Total Utilities		2,153,800

TOTAL CORPORATE BONDS
(Cost $19,162,753)		18,500,038

GOVERNMENT BONDS (20.25%)
United States Treasury Bond
6.13%, 08/15/2029	860,000	935,216
3.88%, 02/15/2043	3,026,000	2,699,464
4.00%, 11/15/2052	1,123,000	1,026,317
3.63%, 05/15/2053	645,000	550,719
TOTAL GOVERNMENT BONDS
(Cost $5,807,671)		5,211,716

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (10.77%)
Money Market Fund (10.77%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	5.31%	2,772,904	2,772,904

TOTAL SHORT TERM INVESTMENTS

(Cost $2,772,904)			2,772,904

TOTAL INVESTMENTS (102.90%)
(Cost $27,743,328)			$26,484,658
LIABILITIES IN EXCESS OF OTHER ASSETS (-2.90%)			(746,247)
NET ASSETS - 100.00%			$25,738,411

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

TI - Treasury Index

Reference Rates:

5Y US TI - 5 Year US TI as of November 30, 2023 was 4.31%

(a)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of November 30, 2023, the market value of those securities was $544,470, representing 2.12% of net assets.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $2,664,133, representing 10.35% of net assets.
(c)	Floating or variable rate security. Interest rate resets periodically on specific dates. The rate shown represents the coupon or interest rate in effect as of November 30, 2023. Security description includes the reference rate and spread if published and available.
(d)	Securities are perpetual and thus do not have a predetermined maturity date.

See Notes to Financial Statements.

12 | November 30, 2023

RiverFront Dynamic US Dividend Advantage ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
COMMON STOCKS (99.69%)
Communication Services (6.72%)
Alphabet, Inc., Class A(a)	4,262	$564,843
Alphabet, Inc., Class C(a)	12,249	1,640,386
AT&T, Inc.	43,202	715,857
John Wiley & Sons, Inc., Class A	26,263	793,405
Meta Platforms, Inc., Class A(a)	2,128	696,175
TEGNA, Inc.	32,814	503,039
Total Communication Services		4,913,705

Consumer Discretionary (10.49%)
Amazon.com, Inc.(a)	18,945	2,767,675
Booking Holdings, Inc.(a)	462	1,444,073
Ethan Allen Interiors, Inc.	19,150	513,986
H&R Block, Inc.	27,093	1,230,564
Nordstrom, Inc.(b)	33,765	527,409
Perdoceo Education Corp.	39,590	689,658
Upbound Group, Inc.	16,986	494,293
Total Consumer Discretionary		7,667,658

Consumer Staples (3.65%)
Altria Group, Inc.	13,699	575,906
Coca-Cola Co.	9,301	543,550
Philip Morris International, Inc.	3,212	299,872
Vector Group, Ltd.	116,398	1,246,623
Total Consumer Staples		2,665,951

Energy (11.87%)
Antero Midstream Corp.	100,508	1,338,767
Berry Corp.	88,523	635,595
Coterra Energy, Inc.	20,157	529,121
Devon Energy Corp.	10,001	449,745
EnLink Midstream LLC	76,695	1,048,421
EOG Resources, Inc.	5,269	648,456
Equitrans Midstream Corp.	142,488	1,336,537
Exxon Mobil Corp.	17,376	1,785,210
Kinder Morgan, Inc.	51,378	902,712
Total Energy		8,674,564

Financials (14.99%)
Apollo Commercial Real Estate Finance, Inc.(b)	34,536	372,298
Bank of America Corp.	21,681	661,054
Fidelity National Information Services, Inc.	17,296	1,014,237
First Horizon National Corp.	49,018	626,940
FNB Corp.	34,633	415,250
Fulton Financial Corp.	33,152	471,753
Horizon Bancorp, Inc.	53,038	577,584
New York Community Bancorp, Inc.	43,337	407,801
Old Republic International Corp.	41,052	1,203,234
OneMain Holdings, Inc.	13,641	577,014
Ready Capital Corp.(b)	45,773	467,800
Starwood Property Trust, Inc.(b)	18,796	373,477
US Bancorp	30,753	1,172,304
Security Description	Shares	Value
Financials (continued)
Valley National Bancorp	65,742	$598,252
Veritex Holdings, Inc.	23,705	453,714
Visa, Inc., Class A	3,867	992,582
Western Union Co.	48,628	565,544
Total Financials		10,950,838

Health Care (9.59%)
AbbVie, Inc.	4,186	596,045
Amgen, Inc.	2,210	595,904
Bristol-Myers Squibb Co.	18,954	935,948
Cigna Group	3,840	1,009,459
CVS Health Corp.	20,223	1,374,153
Merck & Co., Inc.	13,948	1,429,391
Pfizer, Inc.	19,775	602,544
Viatris, Inc.	50,948	467,703
Total Health Care		7,011,147

Industrials (4.96%)
3M Co.	5,327	527,746
ACCO Brands Corp.	80,290	431,960
Eagle Bulk Shipping, Inc.	10,682	485,497
Lockheed Martin Corp.	1,244	557,026
MSC Industrial Direct Co. Inc, Class A, Class A	6,278	611,603
Paychex, Inc.	4,480	546,426
Resources Connection, Inc.	34,339	467,010
Total Industrials		3,627,268

Information Technology (24.81%)
Apple, Inc.	32,326	6,140,324
Cisco Systems, Inc.	28,056	1,357,349
Hewlett Packard Enterprise Co.	76,390	1,291,755
International Business Machines Corp.	7,670	1,216,155
Microsoft Corp.	16,779	6,357,731
NVIDIA Corp.	3,780	1,767,906
Total Information Technology		18,131,220

Materials (1.78%)
Greif, Inc.	8,011	557,966
Mercer International, Inc.	77,466	742,124
Total Materials		1,300,090

Real Estate (5.98%)
Camden Property Trust	4,752	428,916
Invitation Homes, Inc.	16,729	558,079
Medical Properties Trust, Inc.(b)	122,526	594,251
Piedmont Office Realty Trust, Inc., Class A	40,108	249,472
SITE Centers Corp.	51,162	674,827
Tanger, Inc.	33,200	828,672
Universal Health Realty Income Trust	26,005	1,036,819
Total Real Estate		4,371,036

See Notes to Financial Statements.

13 | November 30, 2023

RiverFront Dynamic US Dividend Advantage ETF

Schedule of Investments	November 30, 2023

Security Description	Shares	Value
Utilities (4.85%)
Clearway Energy, Inc., Class C	48,449	$1,209,771
Evergy, Inc.	8,452	431,390
Public Service Enterprise Group, Inc.	15,442	964,044
Spire, Inc.	15,358	936,992
Total Utilities		3,542,197

TOTAL COMMON STOCKS
(Cost $70,063,938)		72,855,674

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.59%)
Money Market Fund (0.13%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)
(Cost $95,381)	5.31%	95,381	$95,381

Investments Purchased with Collateral from Securities Loaned (0.46%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.37%
(Cost $332,955)		332,955	332,955
TOTAL SHORT TERM INVESTMENTS

(Cost $428,336)			428,336

TOTAL INVESTMENTS (100.28%)
(Cost $70,492,274)			$73,284,010
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.28%)			(202,838)
NET ASSETS - 100.00%			$73,081,172

(a)	Non-income producing security.
(b)	Security, or a portion of the security position is currently on loan. The total market value of securities on loan is $1,609,885.

See Notes to Financial Statements.

14 | November 30, 2023

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2023

Security Description	Principal Amount	Value
CORPORATE BONDS (75.96%)
Communications (5.92%)
AMC Networks, Inc.
5.00%, 04/01/2024	$352,000	$351,948
CCO Holdings LLC / CCO Holdings Capital Corp.
5.50%, 05/01/2026(a)	456,000	446,451
Charter Communications Operating LLC / Charter Communications Operating Capital
6.15%, 11/10/2026	1,250,000	1,265,961
Netflix, Inc.
4.38%, 11/15/2026	855,000	842,505
Sirius XM Radio, Inc.
5.00%, 08/01/2027(a)	1,000,000	951,567
T-Mobile USA, Inc.
4.75%, 02/01/2028	1,524,000	1,495,435
Warnermedia Holdings, Inc.
6.41%, 03/15/2026	503,000	503,460
WMG Acquisition Corp.
3.75%, 12/01/2029(a)	855,000	748,144
Total Communications		6,605,471

Consumer Discretionary (12.69%)
Air Canada
3.88%, 08/15/2026(a)	928,000	866,796
Caesars Entertainment, Inc.
6.25%, 07/01/2025(a)	1,096,000	1,090,620
Ford Motor Credit Co. LLC
6.95%, 03/06/2026	1,048,000	1,057,830
General Motors Financial Co., Inc.
5.40%, 04/06/2026	990,000	985,644
Goodyear Tire & Rubber Co.
5.00%, 05/31/2026	1,118,000	1,084,090
Hilton Domestic Operating Co., Inc.
5.75%, 05/01/2028(a)	1,250,000	1,232,569
Hyatt Hotels Corp.
5.75%, 01/30/2027	1,015,000	1,027,341
International Game Technology PLC
6.50%, 02/15/2025(a)	244,000	244,120
Lennar Corp.
4.75%, 11/29/2027	1,020,000	999,777
Marriott International, Inc.
4.90%, 04/15/2029	990,000	969,161
Newell Brands, Inc.
6.38%, 09/15/2027	1,250,000	1,223,560
Nissan Motor Co., Ltd.
3.52%, 09/17/2025(a)	1,020,000	972,826
PulteGroup, Inc.
5.50%, 03/01/2026	1,358,000	1,360,402

Security Description	Principal Amount	Value
Consumer Discretionary (continued)
Volkswagen Group of America Finance LLC
6.45%, 11/16/2030(a)	$1,005,000	$1,029,840
Total Consumer Discretionary		14,144,576

Consumer Staples (1.70%)
Anheuser-Busch InBev Worldwide, Inc.
4.75%, 01/23/2029	928,000	925,426
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.
5.13%, 02/01/2028	1,000,000	971,436
Total Consumer Staples		1,896,862

Energy (4.99%)
Columbia Pipelines Holding Co. LLC
6.04%, 08/15/2028(a)	1,048,000	1,060,368
DCP Midstream Operating LP
5.38%, 07/15/2025	859,000	858,205
Petroleos Mexicanos
4.88%, 01/18/2024	893,000	887,524
Reliance Industries, Ltd.
4.13%, 01/28/2025(a)	840,000	824,612
Schlumberger Holdings Corp.
3.90%, 05/17/2028(a)	928,000	880,867
Sunoco LP / Sunoco Finance Corp.
7.00%, 09/15/2028(a)	1,048,000	1,056,902
Total Energy		5,568,478

Financials (22.92%)
Air Lease Corp.
4.25%, 02/01/2024	859,000	855,930
Aircastle, Ltd.
6.50%, 07/18/2028(a)	1,084,000	1,082,291
American Express Co.
5.85%, 11/05/2027	1,132,000	1,163,426
Ares Capital Corp.
7.00%, 01/15/2027	1,000,000	1,010,813
Banco Santander SA
5.15%, 08/18/2025	1,000,000	986,336
Bank of America Corp.
4.25%, 10/22/2026	1,392,000	1,344,136
Blackstone Secured Lending Fund
3.63%, 01/15/2026	1,012,000	947,958
Blue Owl Credit Income Corp.
7.75%, 01/15/2029(a)	1,000,000	994,442
Capital One Financial Corp.
4.20%, 10/29/2025	928,000	890,838
Citigroup, Inc.
4.45%, 09/29/2027	1,392,000	1,331,813
EPR Properties
4.75%, 12/15/2026	859,000	808,260
FS KKR Capital Corp.
3.40%, 01/15/2026	1,020,000	948,810

See Notes to Financial Statements.

15 | November 30, 2023

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2023

Security Description	Principal Amount	Value
Financials (continued)
Goldman Sachs Group, Inc.
4.25%, 10/21/2025	$1,392,000	$1,356,722
HAT Holdings I LLC / HAT Holdings II LLC
3.38%, 06/15/2026(a)	949,000	859,745
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
4.75%, 09/15/2024	1,097,000	1,077,474
Iron Mountain, Inc.
4.88%, 09/15/2027(a)	974,000	922,952
JPMorgan Chase & Co.
4.25%, 10/01/2027	1,392,000	1,353,363
KeyBank NA/Cleveland OH
5.85%, 11/15/2027	1,080,000	1,045,136
Omega Healthcare Investors, Inc.
5.25%, 01/15/2026	567,000	552,131
OneMain Finance Corp.
6.13%, 03/15/2024	566,000	565,794
Penske Truck Leasing Co. Lp / PTL Finance Corp.
6.05%, 08/01/2028(a)	1,084,000	1,093,650
Royal Bank of Canada
6.00%, 11/01/2027	1,132,000	1,163,324
SBA Communications Corp.
3.88%, 02/15/2027	1,300,000	1,224,429
Starwood Property Trust, Inc.
4.75%, 03/15/2025	855,000	842,320
VICI Properties LP / VICI Note Co., Inc.
4.25%, 12/01/2026(a)	1,207,000	1,138,394
Total Financials		25,560,487

Health Care (2.09%)
DaVita, Inc.
4.63%, 06/01/2030(a)	974,000	824,080
GE HealthCare Technologies, Inc.
5.60%, 11/15/2025	1,080,000	1,081,592
HCA, Inc.
5.38%, 02/01/2025	432,000	429,607
Total Health Care		2,335,279

Industrials (7.26%)
Boeing Co.
4.88%, 05/01/2025	1,020,000	1,009,409
L3Harris Technologies, Inc.
5.40%, 07/31/2033	1,348,000	1,343,616
MasTec, Inc.
4.50%, 08/15/2028(a)	944,000	851,347
Sensata Technologies BV
5.00%, 10/01/2025(a)	855,000	841,896
Stericycle, Inc.
5.38%, 07/15/2024(a)	860,000	857,171
TransDigm, Inc.
6.25%, 03/15/2026(a)	905,000	899,690

Security Description	Principal Amount	Value
Industrials (continued)
United Rentals North America, Inc.
6.00%, 12/15/2029(a)	$1,048,000	$1,048,089
WESCO Distribution, Inc.
7.13%, 06/15/2025(a)	1,246,000	1,248,676
Total Industrials		8,099,894

Materials (9.41%)
Alcoa Nederland Holding BV
4.13%, 03/31/2029(a)	1,141,000	1,018,765
ArcelorMittal SA
6.55%, 11/29/2027	1,080,000	1,115,870
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
5.25%, 04/30/2025(a)	1,114,000	1,086,686
Ball Corp.
5.25%, 07/01/2025	696,000	693,024
4.88%, 03/15/2026	432,000	423,642
Berry Global, Inc.
4.88%, 07/15/2026(a)	978,000	947,957
Celanese US Holdings LLC
6.55%, 11/15/2030	1,084,000	1,113,294
Freeport-McMoRan, Inc.
5.00%, 09/01/2027	473,000	462,580
Methanex Corp.
5.13%, 10/15/2027	905,000	853,931
NOVA Chemicals Corp.
4.88%, 06/01/2024(a)	515,000	509,499
Novelis Corp.
3.25%, 11/15/2026(a)	859,000	788,840
Sasol Financing USA LLC
4.38%, 09/18/2026	567,000	515,467
Standard Industries, Inc.
5.00%, 02/15/2027(a)	1,000,000	959,550
Total Materials		10,489,105

Technology (3.50%)
CDW LLC / CDW Finance Corp.
3.57%, 12/01/2031	855,000	737,057
Concentrix Corp.
6.60%, 08/02/2028	1,524,000	1,523,117
Gen Digital, Inc.
5.00%, 04/15/2025(a)	723,000	717,722
Microchip Technology, Inc.
4.25%, 09/01/2025	944,000	920,646
Total Technology		3,898,542

Utilities (5.48%)
American Electric Power Co., Inc.
5.75%, 11/01/2027	1,132,000	1,150,502
AmeriGas Partners LP / AmeriGas Finance Corp.
5.88%, 08/20/2026	949,000	927,611
Calpine Corp.
5.25%, 06/01/2026(a)	456,000	447,999

See Notes to Financial Statements.

16 | November 30, 2023

RiverFront Strategic Income Fund

Schedule of Investments	November 30, 2023

Security Description	Principal Amount	Value
Utilities (continued)
NextEra Energy Operating Partners LP
4.25%, 07/15/2024(a)	$1,242,000	$1,226,052
NRG Energy, Inc.
6.63%, 01/15/2027	306,000	303,884
5.75%, 01/15/2028(b)	1,000,000	976,475
Vistra Operations Co. LLC
7.75%, 10/15/2031(a)	1,048,000	1,073,480
Total Utilities		6,106,003

TOTAL CORPORATE BONDS
(Cost $87,556,904)		84,704,697

GOVERNMENT BONDS (20.75%)
U.S. Treasury Note
2.88%, 06/15/2025	79,000	76,656
3.25%, 06/30/2029	107,000	101,140
4.00%, 07/31/2030	2,155,000	2,109,164
United States Treasury Bond
6.13%, 08/15/2029	2,529,000	2,750,189
3.25%, 05/15/2042	6,345,000	5,194,349
3.88%, 02/15/2043	4,013,000	3,579,956
3.88%, 05/15/2043	1,348,000	1,201,721
4.00%, 11/15/2052	8,889,000	8,123,713
TOTAL GOVERNMENT BONDS
(Cost $25,822,744)		23,136,888

	7 Day Yield	Shares	Value
SHORT TERM INVESTMENTS (3.10%)
Money Market Fund (3.10%)
State Street Institutional Treasury Plus Money Market Fund (Premier Class)	5.31%	3,463,886	3,463,886

TOTAL SHORT TERM INVESTMENTS

(Cost $3,463,886)			3,463,886

TOTAL INVESTMENTS (99.81%)
(Cost $116,843,534)			$111,305,471
OTHER ASSETS IN EXCESS OF LIABILITIES (0.19%)			207,153
NET ASSETS - 100.00%			$111,512,624

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $32,844,656, representing 29.45% of net assets.
(b)	Represents a security purchased on a when-issued basis.

See Notes to Financial Statements.

17 | November 30, 2023

RiverFront ETFs

Statements of Assets and Liabilities	November 30, 2023

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Strategic Income Fund
ASSETS:
Investments, at value(a)	$26,484,658	$73,284,010	$111,305,471
Dividend receivable	–	160,362	–
Interest receivable	263,106	812	1,246,801
Total Assets	26,747,764	73,445,184	112,552,272

LIABILITIES:
Payable to adviser	11,273	31,057	41,568
Payable for investments purchased	998,080	–	998,080
Payable for collateral upon return of securities loaned	–	332,955	–
Total Liabilities	1,009,353	364,012	1,039,648
NET ASSETS	$25,738,411	$73,081,172	$111,512,624

NET ASSETS CONSIST OF:
Paid-in capital	$30,206,895	$77,058,813	$130,354,717
Total distributable earnings/(accumulated losses)	(4,468,484)	(3,977,641)	(18,842,093)
NET ASSETS	$25,738,411	$73,081,172	$111,512,624

INVESTMENTS, AT COST	$27,743,328	$70,492,274	$116,843,534

PRICING OF SHARES
Net Assets	$25,738,411	$73,081,172	$111,512,624
Shares of beneficial interest outstanding (Unlimited number of shares authorized, par value $0.01 per share)	1,175,000	1,600,002	4,950,000
Net Asset Value, offering and redemption price per share	$21.91	$45.68	$22.53

(a)	Includes $-, $1,609,885, and $-, respectively, of securities on loan.

See Notes to Financial Statements.

18 | November 30, 2023

RiverFront ETFs

Statements of Operations	For the Year Ended November 30, 2023

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Strategic Income Fund
INVESTMENT INCOME:
Interest	$1,189,207	$–	$4,029,171
Dividends	97,064	2,581,845	237,786
Securities Lending Income	–	5,858	–
Total Investment Income	1,286,271	2,587,703	4,266,957

EXPENSES:
Investment adviser and sub-adviser fees (Note 3)	167,709	400,872	498,970
Total Expenses	167,709	400,872	498,970
NET INVESTMENT INCOME	1,118,562	2,186,831	3,767,987

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized gain/(loss) on investments(a)	(2,678,063)	554,903	(1,911,709)
NET REALIZED GAIN/(LOSS)	(2,678,063)	554,903	(1,911,709)
Net change in unrealized appreciation on investments	2,316,487	189,124	1,453,519
NET CHANGE IN UNREALIZED APPRECIATION/(DEPRECIATION)	2,316,487	189,124	1,453,519
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(361,576)	744,027	(458,190)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$756,986	$2,930,858	$3,309,797

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 4 in Notes to Financial Statements).

See Notes to Financial Statements.

19 | November 30, 2023

RiverFront Dynamic Core Income ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022
OPERATIONS:
Net investment income	$1,118,562	$1,590,452
Net realized loss	(2,678,063)	(4,980,857)
Net change in unrealized appreciation/(depreciation)	2,316,487	(5,468,905)
Net increase/(decrease) in net assets resulting from operations	756,986	(8,859,310)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(1,130,961)	(3,382,868)
Total distributions	(1,130,961)	(3,382,868)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	–	4,002,594
Shares redeemed	(17,228,796)	(66,292,105)
Net decrease from share transactions	(17,228,796)	(62,289,511)

Net decrease in net assets	(17,602,771)	(74,531,689)

NET ASSETS:
Beginning of year	43,341,182	117,872,871
End of year	$25,738,411	$43,341,182

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	1,950,000	4,650,000
Shares sold	–	175,000
Shares redeemed	(775,000)	(2,875,000)
Shares outstanding, end of year	1,175,000	1,950,000

See Notes to Financial Statements.

20 | November 30, 2023

RiverFront Dynamic US Dividend Advantage ETF

Statements of Changes in Net Assets

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022
OPERATIONS:
Net investment income	$2,186,831	$3,463,622
Net realized gain	554,903	35,036,588
Net change in unrealized appreciation/(depreciation)	189,124	(36,235,123)
Net increase in net assets resulting from operations	2,930,858	2,265,087

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(2,143,621)	(3,342,217)
Total distributions	(2,143,621)	(3,342,217)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	2,355,358	54,331,616
Shares redeemed	(22,942,546)	(92,897,556)
Net decrease from share transactions	(20,587,188)	(38,565,940)

Net decrease in net assets	(19,799,951)	(39,643,070)

NET ASSETS:
Beginning of year	92,881,123	132,524,193
End of year	$73,081,172	$92,881,123

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	2,075,002	2,950,002
Shares sold	50,000	1,200,000
Shares redeemed	(525,000)	(2,075,000)
Shares outstanding, end of year	1,600,002	2,075,002

See Notes to Financial Statements.

21 | November 30, 2023

RiverFront Strategic Income Fund

Statements of Changes in Net Assets

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022
OPERATIONS:
Net investment income	$3,767,987	$2,966,868
Net realized loss	(1,911,709)	(3,575,790)
Net change in unrealized appreciation/(depreciation)	1,453,519	(6,970,220)
Net increase/(decrease) in net assets resulting from operations	3,309,797	(7,579,142)

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(3,786,149)	(3,248,534)
Total distributions	(3,786,149)	(3,248,534)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	23,160,799	9,753,437
Shares redeemed	(15,931,141)	(37,059,629)
Net increase/(decrease) from share transactions	7,229,658	(27,306,192)

Net increase/(decrease) in net assets	6,753,306	(38,133,868)

NET ASSETS:
Beginning of year	104,759,318	142,893,186
End of year	$111,512,624	$104,759,318

OTHER INFORMATION:
CAPITAL SHARE TRANSACTIONS:
Beginning shares	4,625,000	5,825,000
Shares sold	1,025,000	425,000
Shares redeemed	(700,000)	(1,625,000)
Shares outstanding, end of year	4,950,000	4,625,000

See Notes to Financial Statements.

22 | November 30, 2023

RiverFront Dynamic Core Income ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$22.23	$25.35	$26.21	$25.22	$23.52

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.75	0.47	0.47	0.50	0.68
Net realized and unrealized gain/(loss)	(0.29)	(2.71)	(0.87)	0.99	1.70
Total from investment operations	0.46	(2.24)	(0.40)	1.49	2.38

DISTRIBUTIONS:
From net investment income	(0.78)	(0.50)	(0.46)	(0.50)	(0.68)
From net realized gains	–	(0.38)	–	–	–
Total distributions	(0.78)	(0.88)	(0.46)	(0.50)	(0.68)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.32)	(3.12)	(0.86)	0.99	1.70
NET ASSET VALUE, END OF PERIOD	$21.91	$22.23	$25.35	$26.21	$25.22
TOTAL RETURN(b)	2.12%	(9.02)%	(1.51)%	5.97%	10.22%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$25,738	$43,341	$117,873	$112,724	$134,951

Ratio of expenses to average net assets	0.51%	0.51%	0.51%	0.51%	0.51%
Ratio of net investment income to average net assets	3.40%	2.03%	1.83%	1.94%	2.74%
Portfolio turnover rate(c)	54%	50%	45%	11%	6%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

23 | November 30, 2023

RiverFront Dynamic US Dividend Advantage ETF

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$44.76	$44.92	$37.03	$33.98	$31.19

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	1.25	1.46	0.62	0.56	0.65
Net realized and unrealized gain/(loss)	0.89	(0.21)	7.90	3.08	2.81
Total from investment operations	2.14	1.25	8.52	3.64	3.46

DISTRIBUTIONS:
From net investment income	(1.22)	(1.41)	(0.63)	(0.59)	(0.67)
Total distributions	(1.22)	(1.41)	(0.63)	(0.59)	(0.67)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.92	(0.16)	7.89	3.05	2.79
NET ASSET VALUE, END OF PERIOD	$45.68	$44.76	$44.92	$37.03	$33.98
TOTAL RETURN(b)	4.96%	2.86%	23.13%	10.92%	11.29%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$73,081	$92,881	$132,524	$133,294	$130,828

Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	2.84%	3.23%	1.47%	1.68%	2.05%
Portfolio turnover rate(c)	50%	104%	0%	75%	64%

(a)	Based on average shares outstanding during the period.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(c)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

24 | November 30, 2023

RiverFront Strategic Income Fund

Financial Highlights	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended November 30, 2023	For the Year Ended November 30, 2022	For the Year Ended November 30, 2021	For the Year Ended November 30, 2020	For the Year Ended November 30, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$22.65	$24.53	$24.79	$24.69	$24.27

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.78	0.55	0.55	0.81	0.94
Net realized and unrealized gain/(loss)	(0.12)	(1.82)	(0.18)	0.13 (b)	0.48
Total from investment operations	0.66	(1.27)	0.37	0.94	1.42

DISTRIBUTIONS:
From net investment income	(0.78)	(0.61)	(0.63)	(0.84)	(1.00)
Total distributions	(0.78)	(0.61)	(0.63)	(0.84)	(1.00)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.12)	(1.88)	(0.26)	0.10	0.42
NET ASSET VALUE, END OF PERIOD	$22.53	$22.65	$24.53	$24.79	$24.69
TOTAL RETURN(c)	2.98%	(5.20)%	1.52%	3.95%	5.96%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$111,513	$104,759	$142,893	$118,984	$167,889

Ratio of expenses excluding waiver/reimbursement to average net assets	0.46%	0.46%	0.46%	0.46%	0.46%
Ratio of expenses including waiver/reimbursement to average net assets	0.46%	0.46%	0.46%	0.46%	0.46%
Ratio of net investment income including expenses waiver/reimbursement to average net assets	3.47%	2.35%	2.23%	3.32%	3.83%
Portfolio turnover rate(d)	52%	24%	50%	54%	44%

(a)	Based on average shares outstanding during the period.
(b)	Net realized and unrealized gain on investments per share does not correlate to the aggregate of the net realized and unrealized gain/(loss) in the Statements of Operations for the period(s) presented, primarily due to the timing of the sales and repurchases of the Fund's shares in relation to the fluctuating market values for the Fund's portfolio.
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and the redemption at the net asset value on the last day of the period and assuming all distributions are reinvested at the actual reinvestment prices. Total return calculated for a period of less than one year is not annualized.
(d)	Portfolio turnover for periods less than one year are not annualized and does not include securities received or delivered from processing creations or redemptions in-kind.

See Notes to Financial Statements.

25 | November 30, 2023

RiverFront ETFs

Notes to Financial Statements	November 30, 2023

1. ORGANIZATION

ALPS ETF Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of November 30, 2023, the Trust consisted of twenty-three separate portfolios. Each portfolio represents a separate series of the Trust. This report pertains solely to the RiverFront Dynamic Core Income ETF, the RiverFront Dynamic US Dividend Advantage ETF, and the RiverFront Strategic Income Fund (each a “Fund” and collectively, the “Funds”).

The investment objective of the RiverFront Dynamic Core Income ETF Fund is to seek total return, with an emphasis on income as the source of that total return. The investment objective of the RiverFront Dynamic US Dividend Advantage ETF Fund is to seek to provide capital appreciation and dividend income. The investment objective of the RiverFront Strategic Income Fund is to seek total return, with an emphasis on income as the source of that total return. Each Fund has elected to qualify as a diversified series of the Trust under the 1940 Act

Each Fund’s Shares (“Shares”) are listed on the NYSE Arca, Inc. (the “NYSE Arca”). Each Fund issues and redeems Shares, at net asset value (“NAV”) in blocks of 25,000 Shares, each of which is called a “Creation Unit”. Creation Units are issued and redeemed principally in-kind for securities and/or cash. Except when aggregated in Creation Units, Shares are not redeemable securities of a Fund.

Pursuant to the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A. Portfolio Valuation

Each Fund’s NAV is determined daily, as of the close of regular trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. The NAV is computed by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Portfolio securities listed on any exchange other than the NASDAQ Stock Market LLC (“NASDAQ”) are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the last quoted sale price in such market.

Corporate bonds and United States government bonds are typically valued at the mean between the evaluated bid and ask prices formulated by an independent pricing service.

Each Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board designated ALPS Advisors, Inc. (the "Adviser") as the valuation designee ("Valuation Designee") for each Fund to perform the fair value determinations relating to Fund investments. The Adviser may carry out its designated responsibilities as Valuation Designee through various teams and committees. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Funds may be valued in good faith by the Valuation Designee. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established primary pricing source or the pricing source is not willing to provide a price; a security with respect to which an event has occurred that is most likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV or make it difficult or impossible to obtain a reliable market quotation; or a security whose price, as provided by the pricing service, does not reflect the security’s “fair value” due to the security being de-listed from a national exchange or the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open. As a general principle, the current “fair value” of a security would be the amount which the owner might reasonably expect to receive from the sale on the applicable exchange or principal market. A variety of factors may be considered in determining the fair value of such securities.

26 | November 30, 2023

RiverFront ETFs

Notes to Financial Statements	November 30, 2023

B. Fair Value Measurements

Each Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Funds’ investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. The RiverFront Dynamic Core Income ETF and the RiverFront Strategic Income Fund may invest a significant portion of their assets in below investment grade securities. The value of these securities can be more volatile due to changes in the credit quality of the issuer and is sensitive to changes in economic, market and regulatory conditions.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

27 | November 30, 2023

RiverFront ETFs

Notes to Financial Statements	November 30, 2023

The following is a summary of the inputs used to value the Funds’ investments as of November 30, 2023:

RiverFront Dynamic Core Income ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$18,500,038	$–	$18,500,038
Government Bonds*	–	5,211,716	–	5,211,716
Short Term Investments	2,772,904	–	–	2,772,904
Total	$2,772,904	$23,711,754	$–	$26,484,658

RiverFront Dynamic US Dividend Advantage ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks*	$72,855,674	$–	$–	$72,855,674
Short Term Investments	428,336	–	–	428,336
Total	$73,284,010	$–	$–	$73,284,010

RiverFront Strategic Income Fund
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Corporate Bonds*	$–	$84,704,697	$–	$84,704,697
Government Bonds*	–	23,136,888	–	23,136,888
Short Term Investments	3,463,886	–	–	3,463,886
Total	$3,463,886	$107,841,585	$–	$111,305,471

*	For a detailed sector breakdown, see the accompanying Schedule of Investments.

The Funds did not have any securities that used significant unobservable inputs (Level 3) in determining fair value and there were no transfers into or out of Level 3 during the year ended November 30, 2023.

C. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the specific identification in accordance with GAAP. Dividend income and capital gains distributions, if any, are recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

D. Dividends and Distributions to Shareholders

Dividends from net investment income for each Fund, if any, are declared and paid monthly or as the Board may determine from time to time. Distributions of net realized capital gains earned by the Funds, if any, are distributed at least annually.

E. Federal Tax and Tax Basis Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made to the Funds’ capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended November 30, 2023, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect permanent tax differences resulting primarily from in-kind transactions and partnership non-deductible expenses:

Fund	Paid-in Capital	Total Distributable Earnings/(Accumulated Losses)
RiverFront Dynamic Core Income ETF	$(1,109,418)	$1,109,418
RiverFront Dynamic US Dividend Advantage ETF	1,334,043	(1,334,043)
RiverFront Strategic Income Fund	45,620	(45,620)

28 | November 30, 2023

RiverFront ETFs

Notes to Financial Statements	November 30, 2023

The tax character of the distributions paid during the fiscal years ended November 30, 2023 and November 30, 2022 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2023
RiverFront Dynamic Core Income ETF	$1,130,961	$–	$–
RiverFront Dynamic US Dividend Advantage ETF	2,143,621	–	–
RiverFront Strategic Income Fund	3,786,149	–	–

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
November 30, 2022
RiverFront Dynamic Core Income ETF	$1,672,309	$1,710,559	$–
RiverFront Dynamic US Dividend Advantage ETF	3,342,217	–	–
RiverFront Strategic Income Fund	3,248,534	–	–

The character of distributions made during the year may differ from its ultimate characterization for federal income tax purposes.

Under current law, capital losses maintain their character as short-term or long-term and are carried forward to the next tax year without expiration.

As of November 30, 2023, the following amounts are available as carry forwards to the next tax year:

Fund	Short-Term	Long-Term
RiverFront Dynamic Core Income ETF	$1,831,505	$1,365,315
RiverFront Dynamic US Dividend Advantage ETF	6,692,855	247,427
RiverFront Strategic Income Fund	7,813,865	5,272,021

During the year ended November 30, 2023, the Fund did not utilize any capital loss carryovers.

As of November 30, 2023, the components of distributable earnings/(accumulated losses) on a tax basis for each Fund were as follows:

	RiverFront Dynamic Core Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Strategic Income Fund
Accumulated net investment income	$1,460	$170,905	$18,578
Accumulated net realized loss on investments	(3,196,820)	(6,940,282)	(13,085,886)
Net unrealized appreciation/(depreciation) on investments	(1,273,124)	2,791,736	(5,774,785)
Total	$(4,468,484)	$(3,977,641)	$(18,842,093)

As of November 30, 2023, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	RiverFront Dynamic Core Income ETF	RiverFront Dynamic US Dividend Advantage ETF	RiverFront Strategic Income Fund
Gross appreciation (excess of value over tax cost)	$73,639	$8,639,199	$153,451
Gross depreciation (excess of tax cost over value)	(1,346,763)	(5,847,463)	(5,928,236)
Net unrealized appreciation/(depreciation)	(1,273,124)	2,791,736	(5,774,785)
Cost of investments for income tax purposes	$27,757,782	$70,492,274	$117,080,256

The differences between book-basis and tax-basis are primarily due to the deferral of losses from wash sales and difference between premium amortization due to Accounting Standards Update 2017-08.

F. Income Taxes

No provision for income taxes is included in the accompanying financial statements, as each Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Each Fund evaluates tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.

29 | November 30, 2023

RiverFront ETFs

Notes to Financial Statements	November 30, 2023

As of and during the year ended November 30, 2023, each Fund did not have a liability for any unrecognized tax benefits. Each Fund files U.S. federal, state, and local tax returns as required. Each Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Each Fund’s tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

G. Lending of Portfolio Securities

The RiverFront Dynamic US Dividend Advantage ETF has entered into a securities lending agreement with State Street Bank & Trust Co. (“SSB”), the Fund's lending agent. The Fund may lend its portfolio securities only to borrowers that are approved by SSB. The Fund will limit such lending to not more than 33 1/3% of the value of its total assets. The Fund’s securities held at SSB as custodian shall be available to be lent except those securities the Fund or ALPS Advisors, Inc. specifically identifies in writing as not being available for lending. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollars only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and cash equivalents (including irrevocable bank letters of credit) issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for U.S equity securities and a value of no less than 105% of the market value for non-U.S. equity securities. The collateral is maintained thereafter, at a market value equal to not less than 102% of the current value of the U.S. equity securities on loan and not less than 105% of the current value of the non-U.S. equity securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the customary time period for settlement of securities transactions.

Any cash collateral received is reinvested in a money market fund managed by SSB as disclosed in the Fund’s Schedule of Investments and is reflected in the Statements of Assets and Liabilities as a payable for collateral upon return of securities loaned. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statements of Assets and Liabilities or the contractual maturity table below as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

The following is a summary of the Funds' securities lending agreement and related cash and non-cash collateral received as of November 30, 2023:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
RiverFront Dynamic US Dividend Advantage ETF	$ 1,609,885	$ 332,955	$ 1,315,952	$ 1,648,907

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Funds could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received. As of November 30, 2023, Riverfront Dynamic Core Income ETF and Riverfront Strategic Income ETF did not have any securities on loan.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged or securities loaned, and the remaining contractual maturity of those transactions as of November 30, 2023:

RiverFront Dynamic US Dividend Advantage ETF	Remaining Contractual Maturity of the Agreements
Securities Lending Transactions	Overnight & Continuous	Up to 30 Days	30-90 Days	Greater than 90 Days	Total
Common Stocks	$332,955	$–	$–	$–	$332,955
Total Borrowings					332,955
Gross amount of recognized liabilities for securities lending (collateral received)					$332,955

30 | November 30, 2023

RiverFront ETFs

Notes to Financial Statements	November 30, 2023

3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

ALPS Advisors, Inc. serves as the Funds’ investment adviser pursuant to an Investment Advisory Agreement with the Trust on behalf of each Fund (the “Advisory Agreement”). Pursuant to the Advisory Agreement, each Fund pays the Adviser an annual management fee for the services and facilities it provides, payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets as set out below:

Fund	Advisory Fee
RiverFront Dynamic Core Income ETF	0.51%(a)
RiverFront Dynamic US Dividend Advantage ETF	0.52%(b)
RiverFront Strategic Income Fund	0.11%

(a)	The unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.51% for average net assets up to $600 million, (ii) 0.48% for average net assets equal to or greater than $600 million.
(b)	The unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 0.52% for average net assets up to $600 million, (ii) 0.49% for average net assets equal to or greater than $600 million.

Out of the unitary management fee, the Adviser pays substantially all expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit, trustees and other services, except for interest expenses, distribution fees or expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of each Fund's business. The Adviser’s unitary management fee is designed to pay substantially all of each Fund's expenses and to compensate the Adviser for providing services for each Fund.

RiverFront Investment Group, LLC (the “Sub-Adviser”) serves as each Fund’s sub-adviser pursuant to a sub-advisory agreement with the Trust (the ‘‘Sub-Advisory Agreement’’). Pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a sub-advisory fee out of the Adviser’s advisory fee for the services it provides besides RiverFront Strategic Income Fund, in which the Fund directly pays the Sub-Adviser. The fee is payable on a monthly basis at the annual rate of the relevant Fund’s average daily net assets as set out below:

Fund	Sub-Advisory Fee
RiverFront Dynamic Core Income ETF	0.35%
RiverFront Dynamic US Dividend Advantage ETF	0.35%
RiverFront Strategic Income Fund	0.35%

ALPS Fund Services, Inc., an affiliate of the Adviser, is the administrator for the Funds.

Effective July 1, 2023, each Trustee receives (1) a quarterly retainer of $25,000, (2) a per meeting fee of $15,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board receives a quarterly retainer of $5,000, the Chairman of the Audit Committee receives a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee receives a quarterly retainer of $2,000, each in connection with their respective roles. Prior to July 1, 2023, each Trustee received (1) a quarterly retainer of $20,000, (2) a per meeting fee of $10,000, (3) $2,500 for any special meeting held outside of a regularly scheduled board meeting, and (4) reimbursement for all reasonable out-of-pocket expenses relating to attendance at meetings. In addition, the Chairman of the Board received a quarterly retainer of $5,000, the Chairman of the Audit Committee received a quarterly retainer of $3,000, and the Chairman of the Nominating & Governance Committee received a quarterly retainer of $2,000, each in connection with their respective roles.

31 | November 30, 2023

RiverFront ETFs

Notes to Financial Statements	November 30, 2023

4. PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2023, the cost of purchases and proceeds from sales of investment securities, excluding in-kind transactions and short-term investments, were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$10,721,368	$4,889,157
RiverFront Dynamic US Dividend Advantage ETF	38,983,804	38,475,197
RiverFront Strategic Income Fund	25,420,355	29,415,322

For the year ended November 30, 2023, the cost of U.S. Government security purchases and proceeds from U.S. Government security sales were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$7,766,299	$11,682,077
RiverFront Strategic Income Fund	31,322,746	23,327,007

For the year ended November 30, 2023, the cost of in-kind purchases and proceeds from in-kind sales were as follows:

Fund	Purchases	Sales
RiverFront Dynamic Core Income ETF	$–	$17,005,541
RiverFront Dynamic US Dividend Advantage ETF	2,349,398	22,924,242
RiverFront Strategic Income Fund	22,169,838	14,645,450

For the year ended November 30, 2023, the in-kind net realized gains/(losses) were as follows:

Fund	Net Realized Gain/(Loss)
RiverFront Dynamic Core Income ETF	$(1,099,704)
RiverFront Dynamic US Dividend Advantage ETF	1,262,902
RiverFront Strategic Income Fund	45,733

Gains on in-kind transactions are not considered taxable for federal income tax purposes and losses on in-kind transactions are also not deductible for tax purposes.

5. CAPITAL SHARE TRANSACTIONS

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 25,000 Shares. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from each Fund. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per unit of each Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the AP or as a result of other market circumstances.

6. RELATED PARTY TRANSACTIONS

The Riverfront Dynamic US Dividend Advantage ETF engaged in cross trades between other funds in the Trust during the year ended November 30, 2023 pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which the Adviser serves as the investment adviser. The Board previously adopted procedures that apply to transactions between the Funds of the Trust pursuant to Rule 17a-7. These transactions related to cross trades during the period complied with the requirements set forth by Rule 17a- 7 and the Trust’s procedures. Transactions related to cross trades during the year ended November 30, 2023, were as follows:

Fund	Purchase cost paid	Sale proceeds received	Realized gain/(loss) on sales
RiverFront Dynamic US Dividend Advantage ETF	$77,187	$100,527	$606

32 | November 30, 2023

RiverFront ETFs

Notes to Financial Statements	November 30, 2023

7. MARKET RISK

The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can negatively impact the securities markets and cause each Fund to lose value. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

8. REGULATORY UPDATE

The SEC adopted rule and form amendments that will change the format and content of the Funds' annual and semi-annual reports. Certain information, including the financial statements, will not appear in the Funds' new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, the Trust is evaluating the impact of these rule and form amendment changes.

9. SUBSEQUENT EVENTS

Subsequent events, if any, after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

33 | November 30, 2023

RiverFront ETFs

Additional Information	November 30, 2023 (Unaudited)

PROXY VOTING RECORDS, POLICIES AND PROCEDURES

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the Funds’ proxy voting policies and procedures used in determining how to vote for proxies are available without charge on the SEC’s website at www.sec.gov and upon request, by calling (toll-free) 1-866-759-5679.

PORTFOLIO HOLDINGS

Each Fund files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT within 60 days after the end of the period. Copies of each Fund’s Form N-PORT are available without a charge, upon request, by contacting the Fund at 1-866-759-5679 and on the SEC’s website at https://www.sec.gov.

TAX INFORMATION

The Funds designate the following as a percentage of taxable ordinary income distributions, or up to the maximum amount allowable, for the calendar year ended December 31, 2022:

	Qualified Dividend Income	Dividend Received Deduction
RiverFront Dynamic Core Income ETF	0.00%	0.00%
RiverFront Dynamic US Dividend Advantage ETF	80.67%	79.04%
RiverFront Strategic Income Fund	0.00%	0.00%

In early 2023, if applicable, shareholders of record received this information for the distributions paid to them by the Funds during the calendar year 2022 via Form 1099. The Funds will notify shareholders in early 2024 of amounts paid to them by the Funds, if any, during the calendar year 2023.

34 | November 30, 2023

RiverFront ETFs

Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreements	November 30, 2023 (Unaudited)

At its meetings held on June 5, 2023 and June 20, 2023, the Board of Trustees of the Trust (the “Board” or the “Trustees”), where each Trustee is not an "interested person" of the Trust within the meaning of the Investment Company Act of 1940, as amended (the “Independent Trustees”), evaluated a proposal to approve the continuance of the Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. (the “Adviser” or “AAI”) with respect to the RiverFront Dynamic Core Income ETF ("RFCI"), RiverFront Dynamic US Dividend Advantage ETF ("RFDA") and RiverFront Strategic Income Fund ("RIGS") (each “a Fund” and collectively the “Funds”) and the Investment Sub-Advisory Agreements between the Trust and RiverFront Investment Group, LLC (the “Sub-Adviser” or “RiverFront”) with respect to the Funds (the “RiverFront Sub-Advisory Agreements”). In evaluating the renewal of the Investment Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services provided by AAI with respect to the applicable Fund under the Investment Advisory Agreement; (ii) the advisory fees and other expenses paid by the Fund compared to those of similar funds managed by other investment advisers; (iii) the costs of the services provided to the Fund by AAI and the profits realized by AAI and its affiliates from its relationship to the Fund; (iv) the extent to which economies of scale have been or would be realized if and as the assets of the Fund grow and whether fees reflect the economies of scale for the benefit of shareholders; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by AAI under the Investment Advisory Agreement, the Board considered and reviewed information concerning the services provided under the Investment Advisory Agreement, financial information regarding AAI and its parent company, information describing AAI’s current organization and the background and experience of the persons responsible for the day-to-day management of the Funds.

The Board reviewed information on the performance of each Fund and its applicable benchmark for the 1-, 3-, and 5-year periods, as applicable, and against the appropriate FUSE performance universe. Based on this review, the Board, including the Independent Trustees found that the nature and extent of services provided to each Fund under the Investment Advisory Agreement was appropriate and that the quality of such services was satisfactory.

The Board noted that the advisory fees for each Fund were unitary fees pursuant to which AAI assumes all expenses of the Funds (including the cost of transfer agency, custody, fund administration, legal, audit and other services) other than the payments under the Advisory Agreement, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Based on the information available to them, including the Fund-specific summaries set forth below, the Board, including the Independent Trustees, concluded that the advisory fee rate for each of the Funds was reasonable under the circumstances and in light of the quality of the services provided.

The Board, including the Independent Trustees, considered other benefits available to AAI because of its relationship with the Funds and concluded that the advisory fees were reasonable taking into account any such benefits.

The Board, including the Independent Trustees, also considered with respect to each Fund the information provided by AAI about the costs and profitability of AAI with respect to each of the Funds, including the asset levels and other factors that influence the profitability and financial viability of the Funds. The Board, including the Independent Trustees, reviewed and noted the relatively small sizes of the Funds and the analysis AAI had conducted to support AAI’s assertion that it was not realizing any economies of scale with respect to such Funds. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved.

The Board, including the Independent Trustees, also considered other potential benefits available to AAI because of its relationship with the Funds, known as fall-out benefits.

With respect to each Fund, the Board, including the Independent Trustees, noted the following:

The gross management fee rate for RIGS is lower than the median of its FUSE expense group. RIGS’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of RIGS and the analysis AAI had conducted to support AAI's assertion that it was not realizing any economies of scale with respect to RIGS.

The gross management fee rate for RFCI is higher than the median of its FUSE expense group. RFCI’s net expense ratio is slightly above the median of its FUSE expense group.

35 | November 30, 2023

RiverFront ETFs

Board Considerations Regarding Approval of Investment Advisory Agreement and Investment Sub-Advisory Agreements	November 30, 2023 (Unaudited)

The Board, including the Independent Trustees, reviewed and noted the relatively small size of RFCI and the analysis AAI had conducted to support AAI's assertion that it was not realizing any economies of scale with respect to RFCI.

The gross management fee rate for RFDA is equal to the median of its FUSE expense group. RFDA’s net expense ratio is lower than the median of its FUSE expense group.

The Board, including the Independent Trustees, reviewed and noted the relatively small size of RFDA and the analysis AAI had conducted to support AAI's assertion that it was not realizing any economies of scale with respect to RFDA.

In voting to renew the Investment Advisory Agreement with AAI, the Board, including the Independent Trustees, concluded that the terms of the Investment Advisory Agreement are reasonable and fair in light of the services to be performed, the fees paid by certain other funds, expenses to be incurred and such other matters as the members of the Board, including the Independent Trustees, considered relevant in the exercise of their reasonable business judgment. The Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

RiverFront Sub-Advisory Agreements

The Board, including the Independent Trustees, discussed the RiverFront Sub-Advisory Agreements.

In evaluating the RiverFront Sub-Advisory Agreements, the Board, including the Independent Trustees, considered various factors, including (i) the nature, extent and quality of the services provided by RiverFront with respect to the RiverFront ETFs under the RiverFront Sub-Advisory Agreements; (ii) the advisory fees and other expenses paid by the RiverFront ETFs compared to those of similar funds managed by other investment advisers; (iii) the profitability to RiverFront of its sub-advisory relationship with the RiverFront ETFs and the reasonableness of compensation to RiverFront; (iv) the extent to which economies of scale would be realized if, and as, the RiverFront ETFs’ assets increase, and whether the fee level in the RiverFront Sub-Advisory Agreements reflects these economies of scale; and (v) any additional benefits and other considerations.

With respect to the nature, extent and quality of the services provided by RiverFront under the RiverFront Sub-Advisory Agreements, the Board, including the Independent Trustees, considered and reviewed information concerning the services provided under the RiverFront Sub-Advisory Agreements, the RiverFront ETFs’ respective performance, financial information regarding RiverFront, information describing RiverFront’s current organization and the background and experience of the persons responsible for the day-to-day management of the RiverFront ETFs. Based upon their review, the Board, including the Independent Trustees, concluded that RiverFront was qualified to oversee the portfolio management of the RiverFront ETFs and that the services provided by RiverFront to the RiverFront ETFs are satisfactory. The Board, including the Independent Trustees, considered that the contractual sub-advisory fee to be paid to RiverFront from RIGS was 0.35% of RIGS’ average daily net assets out of a total management fee of 0.46% of RIGS’ average daily net assets. The Board, including the Independent Trustees considered that the contractual sub-advisory fee to be paid to RiverFront with respect to each of RFCI and RFDA was 0.35% of each Fund’s average daily net assets out of a total management fee of 0.51% with respect to RFCI’s average daily net assets, and 0.52% with respect to RFDA’s average daily net assets, respectively.

In reviewing the Riverfront ETFs’ profitability with respect to RiverFront, the Board, including the Independent Trustees, considered the costs and resources required to manage the RiverFront ETFs.

The Board, including the Independent Trustees, also considered other benefits that have been and may be realized by RiverFront from its relationships with each RiverFront ETF, known as fall-out benefits.

The Board, including the Independent Trustees, considered the extent to which economies of scale may be realized if the RiverFront ETFs’ assets continue to grow in size and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of the Funds’ investors. They also noted that the RiverFront ETFs have experienced fluctuations in assets, which makes it difficult to quantify the potential variability in net assets and thus determine the sustainability of any potential economies of scale which may exist. The Independent Trustees determined that AAI should continue to keep the Board informed on an ongoing basis of any significant developments (e.g., material increases in asset levels) so as to facilitate the Independent Trustees’ evaluation of whether further economies of scale have been achieved with respect to each RiverFront ETF.

In voting to approve each of the RiverFront Sub-Advisory Agreements, the Board, including the Independent Trustees, concluded that the terms of each RiverFront Sub-Advisory Agreement are reasonable and fair in light of the services performed, expenses incurred and such other matters as the Board, including the Independent Trustees considered relevant in the exercise of their reasonable business judgment. The Board, including the Independent Trustees did not identify any single factor or group of factors as all important or controlling and considered all factors together.

36 | November 30, 2023

RiverFront ETFs

Trustees & Officers	November 30, 2023 (Unaudited)

The general supervision of the duties performed by the Adviser for the Fund under the Investment Advisory Agreement is the responsibility of the Board of Trustees. The Trust currently has four Trustees, each of whom have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the “non-interested” or “independent” Trustees (“Independent Trustees”).

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below.

INDEPENDENT TRUSTEES

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Mary K. Anstine, 1940	Trustee	Since March 2008	Ms. Anstine is Trustee/Director of AV Hunter Trust and Colorado Uplift Board.	38	Ms. Anstine is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund.
Jeremy W. Deems, 1976	Trustee	Since March 2008	Mr. Deems is the Co-Founder and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the AXS Green Alpha ETF.	38	Mr. Deems is a Trustee of ALPS Variable Investment Trust (7 funds); Financial Investors Trust (29 funds); and Reaves Utility Income Fund; and Clough Funds Trust (1 fund).
Rick A. Pederson, 1952	Trustee	Since March 2008	Mr. Pederson is Partner, Bow River Capital Partners (private equity management), 2003 - present; Board Member, Prosci Inc. (private business services) 2013-2016; Advisory Board Member, Citywide Banks (Colorado community bank) 2014- 2017; Board Member, Strong-Bridge Consulting, 2015-2019; Board Member, IRI/ODMS Holdings LLC, 2017 – 2019; Director, National Western Stock Show (not for profit) 2010 - present; Director, History Colorado (not for profit) 2015-present; Director, Citywide Bank Advisory Board 2017-present; Trustee, Boettcher Foundation, 2018 -present.	24	Mr. Pederson is Trustee of Segall Bryant & Hamill Trust (14 funds) and Principal Real Estate Income Fund (1 fund).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services

37 | November 30, 2023

RiverFront ETFs

Trustees & Officers	November 30, 2023 (Unaudited)

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees***	Other Directorships Held by Trustees
Edmund J. Burke, 1961	Trustee	Since December 2017	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., a technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	33	Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); Director of the Liberty All-Star Growth Fund, Inc. (1 fund) and Financial Investors Trust (29 funds).

*	The business address of the Trustee is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his or her successor is elected.
***	The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. provides investment advisory services.

38 | November 30, 2023

RiverFront ETFs

Trustees & Officers	November 30, 2023 (Unaudited)

OFFICERS

Name, Address and Year of Birth of Officer*	Position(s) Held with Trust	Length of Time Served**	Principal Occupation(s) During Past 5 Years
Laton Spahr, 1975	President	Since June 2021	Mr. Spahr joined ALPS in 2019 and currently serves as President and Portfolio Manager of AAI. Prior to his current role, Mr. Spahr was a Senior Vice President and Strategy Leader of the Value & Income Team for Oppenheimer Funds from 2013 to 2019.
Matthew Sutula, 1985	Chief Compliance Officer ("CCO")	Since December 2019	Mr. Sutula joined ALPS in 2012 and currently serves as Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as interim Compliance Officer of the Trust (September 2019 to December 2019). Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for AFS. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. From September 2019 to September 2022 he served as Chief Compliance Officer of RiverNorth Opportunities Fund, Inc.
Erich Rettinger, 1985	Treasurer	Since September 2023	Mr. Rettinger is Vice President of AAI (since 2021) and serves as Treasurer of Principal Real Estate Income Fund, Liberty All-Star Equity Fund, LibertyAll-Star Growth Fund, Inc., and ALPS Variable Investment Trust. From December 2021 to October 2022 he also served as Treasurer of RiverNorth Opportunities Fund, Inc. Because of his position with AAI, Mr. Rettinger is deemed an affiliate of the Fund as defined under the 1940 Act. From 2013-2021, he served as Vice President and Fund Controller of ALPS Fund Services.
Michael P. Lawlor, 1969	Secretary	Since December 2022	Mr. Lawlor joined ALPS in January 2022, and is currently Vice President and Principal Legal Counsel. Prior to joining ALPS, Mr. Lawlor was Lead Fund Counsel at Brighthouse Financial (insurance company) (January 2007-April 2021). Mr. Lawlor also serves as Secretary of Financial Investors Trust and ALPS Variable Investment Trust.
Susan M. Cannon, 1974	Assistant Secretary	Since May 2023	Ms. Cannon joined ALPS in September 2022, and is currently a Senior Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Cannon worked for World Premier Private Partnership, Brown Brothers Harriman & Co.

*	The business address of each Officer is c/o ALPS Advisors, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Each Officer is deemed an affiliate of the Trust as defined under the 1940 Act.
**	This is the period for which the Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

The Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling (toll-free) 1-866-759-5679

39 | November 30, 2023

This report has been prepared for shareholders of the ETFs described herein and may be distributed to others only if preceded or accompanied by a prospectus.

alpsfunds.com
1-866-759-5679

SS&C | ALPS ADVISORS

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee. The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert”. Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees: For the Registrant’s fiscal years ended November 30, 2023 and November 30, 2022, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $318,000 and $368,500, respectively.

(b)	Audit-Related Fees: For the Registrant’s fiscal years ended November 30, 2023 and November 30, 2022, the aggregate fees billed for professional services rendered by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the Registrant’s fiscal years ended November 30, 2023 and November 30, 2022, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $ 85,250 and $96,000, respectively. The fiscal year 2023 and 2022 tax fees were for services pertaining to federal and state income tax return review, review of year end dividend distributions and excise tax preparation.

(d)	All Other Fees: For the Registrant’s fiscal years ended November 30, 2023 and November 30, 2022, aggregate fees billed to the Registrant by the principal accountant for services provided by the principal accountant other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0, respectively.

(e)

(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the Registrant's principal accountant must be pre-approved by the Registrant's audit committee.

(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for the fiscal years ended November 30, 2023 and November 30, 2022 of the Registrant were $85,250 and $96,000, respectively. These fees consisted of non-audit fees billed to (i) the Registrant of $ 85,250 and $96,000, respectively as described in response to paragraph (c) above.

(h)	The Registrant’s audit committee has considered whether the provision of non- audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	No applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees have been implemented after the Registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	The registrant's Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is filed herewith as Exhibit 13(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS ETF TRUST

By:	/s/ Laton Spahr
Laton Spahr (Principal Executive Officer)
President

Date:	February 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Laton Spahr
Laton Spahr (Principal Executive Officer)
President

Date:	February 6, 2024

By:	/s/ Erich Rettinger
Erich Rettinger (Principal Financial Officer)
Treasurer

Date:	February 6, 2024